                           PRUDENTIAL BALANCED FUND
                             Gateway Center Three
                        100 Mulberry Street, 4th Floor
                         Newark, New Jersey 07102-4077

                               ----------------

                           IMPORTANT PROXY MATERIALS

                               ----------------

                               PLEASE VOTE NOW!

                               ----------------

                                                             September 18, 2000

Dear Shareholder:

  I am inviting you to vote on an important proposal to reorganize Prudential Balanced Fund into Prudential Active Balanced Fund. A shareholder meeting of Prudential Balanced Fund is scheduled for October 27, 2000. This package contains information about the proposal and includes materials you will need to vote by mail, through the Internet or by telephone.

  The Board of Trustees of Prudential Balanced Fund has reviewed the reorganization proposal and has recommended that it be presented to shareholders for their consideration. Although the Trustees have determined that a reorganization is in the shareholders' best interest, the final decision is yours.

  If approved, the reorganization would give you the opportunity to participate in a larger fund with similar investment policies and investment objectives and identical class structures. The combined fund would have a better long-term performance record and benefit from increased economies of scale. To help you understand the proposal, we are including a section that answers commonly asked questions about these transactions. The accompanying proxy statement includes a detailed description of the proposed reorganization.

  Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

  TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

  --BY MAIL. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

  --BY INTERNET. Have your proxy card available. Go to the web site:

   WWW.PROXYVOTE.COM. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site.

  --BY TELEPHONE. Call 1-800-690-6903 toll free. Enter your 12-digit control number from your proxy card. Follow the simple instructions.

  SPECIAL NOTE FOR SYSTEMATIC INVESTMENT PLANS AND THOSE WITH OUTSTANDING CERTIFICATES (E.G., AUTOMATIC INVESTMENT PLAN, SYSTEMATIC EXCHANGE, ETC.) Shareholders on systematic investment plans must contact their Financial Advisor or call our customer service division, toll free, at 1-800-225-1852 to change their options. Otherwise, starting November 3, 2000, future purchases shall be made in shares of the Prudential Active Balanced Fund if the reorganization is approved.

  Shareholders with outstanding certificates are also urged to contact their Financial Advisors or call our customer service division to deposit their certificates.

  If you have any questions before you vote, please call us at 1-800-225-1852. We're glad to help you understand the proposal and assist you in voting. Thank you for your participation.

                                                       Sincerely,

                                                   John R. Strangfeld
                                                        President

                 IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
                           AND VOTE ON THE PROPOSAL

  Please read the enclosed prospectus and proxy statement for a complete description of the reorganization proposal. As a quick reference, the following provides a brief overview of the proposal.

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

  You are being asked to approve a reorganization of Prudential Balanced Fund (Balanced Fund) into Prudential Active Balanced Fund (Active Balanced Fund).

WHAT IS THE REASON FOR THIS REORGANIZATION?

  The proposed reorganization is intended to combine two similarly managed funds with the goal of increased economies of scale and a better long-term performance record. The reorganization is also desirable because of the inability of Balanced Fund to keep its net outflows to a minimum, increase its net asset base, keep investors and build an investment portfolio that can effectively pursue the Fund's objective. Active Balanced Fund has built an investment portfolio that can more fully implement its objective of income and long-term growth of capital.

DO THE FUNDS HAVE SIMILAR INVESTMENT POLICIES?

  YES. Both Funds are classified as "balanced" funds, which means they have the ability to invest in stocks, bonds and money market instruments. As a result, they are grouped in the same Lipper Balanced investment category. The Funds have very similar investment objectives. Balanced Fund seeks to provide total investment return consistent with moderate risk. Active Balanced Fund seeks income and long-term growth of capital by investing in a portfolio of equity, fixed-income and money market securities that is actively managed to capitalize on opportunities created by perceived misvaluation. Balanced Fund invests up to 75% of its total assets in equity-related securities and Active Balanced Fund invests between 40% and 75% in the same. Balanced Fund invests up to 30% of its assets in foreign securities compared to Active Balanced Fund, which invests up to 35%. Balanced Fund invests at least 25% of its total assets in fixed-income obligations, while Active Balanced Fund invests between 25% and 60%.

WHO ARE THE PORTFOLIO MANAGERS FOR THESE FUNDS?

  James Scott and Mark Stumpp currently manage the equity portion of both Active Balanced Fund and Balanced Fund. Messrs. Scott and Stumpp began managing Balanced Fund in May 2000. Prudential Investments' Fixed Income Liquidity Team, headed by Michael Lillard, is primarily responsible for the fixed-income portion of Active Balanced Fund, and Prudential Investments' Fixed Income Corporate Team, headed by Steven Kellner, is primarily responsible for the fixed-income portion of Balanced Fund.

HOW DO THE EXPENSE STRUCTURES OF THE FUNDS COMPARE?

                                                                        ACTIVE
                                                              ACTIVE   BALANCED
             ANNUAL FUND OPERATING EXPENSES         BALANCED BALANCED PRO FORMA
             (AS A % OF AVERAGE NET ASSETS)          FUND*    FUND**  COMBINED**
             ------------------------------         -------- -------- ----------
       Class A.....................................   1.17%    1.41%     1.16%
       Class B.....................................   1.92%    2.16%     1.91%
       Class C.....................................   1.92%    2.16%     1.91%
       Class Z.....................................   0.92%    1.16%     0.91%

----------
 * Ratios are for the fiscal year ended July 31, 1999. For the fiscal year ended July 31, 2000, the Distributor contractually agreed to waive .05 of 1% of its distribution and service fee for Class A shares, limiting this fee to .25 of 1% of the average daily net assets of the Class A shares.
** Ratios are for the fiscal year ended September 30, 1999. For the fiscal year ending September 30, 2000, the Distributor has contractually agreed to waive .05 of 1% of its distribution and service fee for Class A shares, limiting this fee to .25 of 1% of the average daily net assets of the Class A shares. Pro forma combined figures reflect what the expense structure would have been on March 31, 2000, if the reorganization had been consummated twelve months prior to that date.

IS THE REORGANIZATION A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES?

  Typically, the exchange of shares pursuant to a reorganization does not result in a gain or loss for federal income tax purposes. A description of the conditions necessary to avoid tax recognition is included in the prospectus and proxy statement.

WHAT WILL BE THE SIZE OF ACTIVE BALANCED FUND AFTER THE REORGANIZATION?

  If the proposal is approved, the combined fund is estimated to have over $1.2 billion in assets.

WHAT HAS BEEN THE COMPARATIVE PERFORMANCE OF THE FUNDS?

  A. The table below shows average annual total returns (which include the deduction of sales charges) for Active Balanced Fund, its Lipper peer group and two relevant indexes over the 1 and 5 year and since inception periods. Please keep in mind that past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                              AS OF JUNE 30, 2000

PRUDENTIAL ACTIVE BALANCED FUND

                                                                  SINCE
                                           1 YEAR 5 YEARS       INCEPTION
                                           ------ ------- ---------------------
Class A shares............................  2.35%    N/A  10.97% (since 11-7-96)
Class B shares............................  2.12%    N/A  11.35% (since 11-7-96)
Class C shares............................  5.05%    N/A  11.46% (since 11-7-96)
Class Z shares............................  8.13%  14.38% 11.72%  (since 1-4-93)
S&P 500(2)................................  7.24%  23.80% N/A(2)
Lehman Govt./Credit(3)....................  4.32%   6.10% N/A(3)
Lipper Average(4).........................  4.43%  13.40% N/A(4)

----------
(1) The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.
(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500)--an unmanaged index of 500 stocks of large U.S. companies--gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. S&P 500 returns since the inception of each class are 23.66% for Class A, Class B and Class C shares and 19.88% for Class Z shares. Source: Lipper Inc.
(3) The Lehman Brothers Government/Credit Bond Index (Lehman Govt./Credit) is a weighted index of public, fixed-rate, nonconvertible domestic corporate debt securities rated at least investment grade and public obligations of the U.S. Treasury. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. Lehman Govt./Credit returns since the inception of each class are 5.89% for Class A, Class B and Class C shares and 6.56% for Class Z shares.
    Source: Lipper Inc.
(4) The Lipper Average is based on the average return of all mutual funds in the Lipper Balanced Fund category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Lipper returns since the inception of each class are 12.57% for Class A, Class B and Class C shares and 11.92% for Class Z shares. Source: Lipper Inc.

  B. The table below shows average annual total returns (which include the deduction of sales charges) for Balanced Fund, its Lipper peer group and two relevant indexes over the 1, 5 and 10 year and since inception periods. Please keep in mind that past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                              AS OF JUNE 30, 2000

PRUDENTIAL BALANCED FUND

                                                         SINCE
                               1 YEAR 5 YEARS 10 YEARS INCEPTION
                               ------ ------- -------- ---------
Class A shares................  1.33%  10.67%  10.68%    10.81%  (since 1-22-90)
Class B shares................  0.78%  10.84%  10.41%     9.37%  (since 9-15-87)
Class C shares................  3.73%  10.75%    N/A     10.83%   (since 8-1-94)
Class Z shares................  6.92%    N/A     N/A     11.91%   (since 3-1-96)
S&P 500(2) ...................  7.24%  23.80%   8.07%   N/A(2)
Lehman Govt./Credit(3)........  4.32%   6.10%  18.82%   N/A(3)
Lipper Average(4).............  4.43%  13.40%  12.37%   N/A(4)

----------
(1) The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.
(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500)--an unmanaged index of 500 stocks of large U.S. companies--gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. S&P 500 returns since the inception of each class are 18.14% for Class A, 16.25% for Class B, 23.87% for Class C and 22.80% for Class Z shares. Source: Lipper Inc.
(3) The Lehman Brothers Government/Credit Bond Index (Lehman Govt./Credit) is a weighted index of public, fixed-rate, nonconvertible domestic corporate debt securities rated at least investment grade and public obligations of the U.S. Treasury. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. Lehman Brothers Govt./Credit returns since the inception of each class are 7.90% for Class A, 7.69% for Class B, 6.93% for Class C and 5.86% for Class Z shares. Source: Lipper Inc.
(4) The Lipper Average is based on the average return of all mutual funds in the Lipper Balanced Fund category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Lipper returns since the inception of each class are 11.95% for Class A, 10.68% for Class B, 13.93% for Class C and 12.55% for Class Z shares. Source: Lipper Inc.

HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF PRUDENTIAL ACTIVE BALANCED FUND THAT I WILL RECEIVE?

  As of the close of business of the New York Stock Exchange on the Closing Date of the reorganization, shareholders will receive the number of full and fractional Class A, Class B, Class C or Class Z shares of Active Balanced Fund, respectively, that is equal in value to the net asset value of their Class A, Class B, Class C or Class Z shares of Balanced Fund on that date. The anticipated Closing Date is November 3, 2000.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?

  If we do not receive sufficient votes to hold the meeting, we or Shareholder Communications Corporation, a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If there are not sufficient votes to approve the proposal by the time of the Shareholder Meeting (October 27, 2000), the meeting may be adjourned to permit further solicitation of proxy votes.

HAS EACH FUND'S BOARD OF DIRECTORS/TRUSTEES APPROVED THE PROPOSAL?

  Yes. The Board of Trustees of Balanced Fund and the Board of Directors of The Prudential Investment Portfolios, Inc., of which Active Balanced Fund is a Series, has approved the proposal and recommends that you vote to approve it.

HOW MANY VOTES AM I ENTITLED TO CAST?

  As a shareholder, you are entitled to one vote for each share you own of Balanced Fund on the record date. The record date is August 25, 2000.

HOW DO I VOTE MY SHARES?

  You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. You can also vote your shares by calling 1-800-690-6903, entering your 12-digit control number from your proxy card and following the simple instructions. Lastly, you can vote your shares by going to the Internet web site: www.proxyvote.com, entering your 12-digit control number from your proxy card and following the simple instructions found on the web site. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Prudential at (800) 225-1852.

HOW DO I SIGN THE PROXY CARD?

  INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

  ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his/her title, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his/her position with the company, such as "John Smith, President."

                           PRUDENTIAL BALANCED FUND
                             Gateway Center Three
                        100 Mulberry Street, 4th Floor
                         Newark, New Jersey 07102-4077

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               ----------------

To our Shareholders:

  Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of Prudential Balanced Fund (Balanced Fund) will be held at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on October 27, 2000, at 9:00 a.m. Eastern time, for the following purposes:

    1. To approve an Agreement and Plan of Reorganization between Balanced Fund and The Prudential Investment Portfolios, Inc., on behalf of its series Prudential Active Balanced Fund (Active Balanced Fund), providing for the transfer of all of the assets of Balanced Fund to Active Balanced Fund in exchange solely for Class A, Class B, Class C and Class Z shares of common stock of Active Balanced Fund and the assumption by Active Balanced Fund of Balanced Fund's liabilities, followed by the distribution of Active Balanced Fund Class A, Class B, Class C and Class Z shares to shareholders of Balanced Fund in termination of Balanced Fund.

    2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

  The Board of Trustees has fixed the close of business on August 25, 2000 as the record date for the determination of the shareholders of Balanced Fund entitled to notice of, and to vote at, this Meeting and any adjournments.

                                                 Marguerite E. H. Morrison
                                                         Secretary

Dated: September 18, 2000

PROXY CARDS FOR YOUR FUND ARE ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU CAN ALSO VOTE YOUR SHARES THROUGH THE INTERNET OR BY TELEPHONE USING THE 12-DIGIT "CONTROL" NUMBER THAT APPEARS ON THE ENCLOSED PROXY CARD AND FOLLOWING THE SIMPLE INSTRUCTIONS. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                 THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC. --
                        PRUDENTIAL ACTIVE BALANCED FUND
                                  PROSPECTUS

                           PRUDENTIAL BALANCED FUND
                          PROSPECTUS/PROXY STATEMENT

                             Gateway Center Three
                        100 Mulberry Street, 4th Floor
                         Newark, New Jersey 07102-4077
                                (800) 225-1852

                               ----------------

                              September 18, 2000

                               ----------------

  This Proxy Statement and Prospectus (Prospectus/Proxy Statement) is being furnished to shareholders of Prudential Balanced Fund (Balanced Fund) in connection with the solicitation of proxies by the Balanced Fund's Board of Trustees for use at the Special Meeting of Shareholders of Balanced Fund and at any adjournments of the meeting (the Meeting). The Meeting will be held on Friday, October 27, 2000, at 9:00 a.m. Eastern time at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

  The purpose of the Meeting is to vote on a proposed reorganization (Reorganization) between Balanced Fund and Prudential Active Balanced Fund (Active Balanced Fund), a series of The Prudential Investment Portfolios, Inc. (the Company). Under an Agreement and Plan of Reorganization (the Agreement), Balanced Fund would transfer all of its assets to Active Balanced Fund in exchange solely for Class A, Class B, Class C and Class Z shares of common stock of Active Balanced Fund and the assumption by Active Balanced Fund of Balanced Fund's liabilities. The number of shares issued to shareholders of Balanced Fund in the proposed Reorganization would be based upon the relative net asset values per share of the two Funds at the time of the exchange. Balanced Fund would distribute Class A, Class B, Class C and Class Z shares of Active Balanced Fund to its shareholders in termination of Balanced Fund on November 3, 2000, or a later date as the parties may agree (the Closing Date).

  Active Balanced Fund is a series of the Company, a diversified fund registered as an open-end management investment company that is organized as a Maryland corporation. Active Balanced Fund's investment objective is to seek income and long-term growth of capital by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation. Normally Active Balanced Fund will invest 40% to 75% of its assets in equity-related securities. Under normal circumstances, Active Balanced Fund will invest 25% to 60% of its total assets in investment-grade fixed-income securities. Normally, Active Balanced Fund also may invest up to 35% of its assets in money market instruments.

  Balanced Fund is a diversified fund registered as an open-end management investment company and is organized as a Massachusetts business trust. Balanced Fund's investment objective is to achieve a high total investment return consistent with moderate risk. Balanced Fund seeks to achieve its investment objective by investing in a wide variety of equity-related securities, debt securities and money market instruments. Balanced Fund's investment adviser determines, at least monthly, what percentage of assets to allocate among the different types of securities. Like Active Balanced Fund, Balanced Fund may actively and frequently trade its portfolio securities. Under normal circumstances, Balanced Fund will invest at least 25% of its total assets in debt securities. Balanced Fund also may invest in money market instruments.

  This Prospectus/Proxy Statement should be retained for your future reference. It sets forth concisely the information about the Reorganization and Active Balanced Fund that a shareholder should know before voting on the proposed Reorganization. A Statement of Additional Information dated September 18, 2000, which relates to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (Commission) and is incorporated into this Prospectus/Proxy Statement by reference. This Prospectus/Proxy Statement is accompanied by the Prospectus, dated December 2, 1999, as supplemented August 30, 2000, which offers shares of Active Balanced Fund. The Statement of Additional Information for the Company, including Active Balanced Fund, dated December 2, 1999, is available upon request. Appendix B to this Prospectus/Proxy Statement contains the Performance Overview from the Annual Report of Active Balanced Fund for the year ended September 30, 1999. The Prospectus and Statement of Additional Information for Active Balanced Fund have been filed with the Commission and are incorporated into this Prospectus/Proxy Statement by reference. The Prospectus dated October 4, 1999 and Prospectus Supplements dated May 8, 2000 and August 30, 2000 and the Statement of Additional Information dated October 4, 1999 for Balanced Fund have been filed with the Commission and are incorporated into this Prospectus/Proxy Statement by reference. Copies of the documents referred to above may be obtained without charge by contacting Prudential Mutual Fund Services LLC at Post Office Box 15005, New Brunswick, New Jersey 08906-5005, or by calling (800) 225-1852.

  The Securities and Exchange Commission has not approved or disapproved the Active Balanced Fund's shares, nor has the Commission determined that this Prospectus/Proxy Statement is complete or accurate. It is a criminal offense to state otherwise.

                      SPECIAL MEETING OF SHAREHOLDERS OF

                           PRUDENTIAL BALANCED FUND

                      TO BE HELD ON OCTOBER 27, 2000 AT:

                             GATEWAY CENTER THREE

                              100 MULBERRY STREET

                         NEWARK, NEW JERSEY 07102-4077

                               ----------------

                        PROXY STATEMENT AND PROSPECTUS

                               ----------------

                              VOTING INFORMATION

  This Proxy Statement and Prospectus (Prospectus/Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Prudential Balanced Fund (Balanced Fund) to be used at the Special Meeting of Shareholders of Balanced Fund and at any adjournments of the Special Meeting (the Meeting), to be held on Friday, October 27, 2000 at 9:00 a.m. Eastern time at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

  The purpose of the Meeting is described in the accompanying Notice. The solicitation is made primarily by first mailing this Prospectus/Proxy Statement and the accompanying proxy card on or about September 20, 2000. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of Balanced Fund. In addition, Shareholder Communications Corporation, a proxy solicitation firm, may be retained to solicit shareholders on behalf of Balanced Fund. The expenses of the Reorganization and the solicitation of proxies will be borne by Prudential Active Balanced Fund (Active Balanced
Fund) and Balanced Fund (each, a Fund, and collectively, the Funds) in proportion to their respective assets and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation materials to the shareholders of Balanced Fund.

  Even if you sign and return the enclosed proxy card, you may revoke your proxy at any time prior to its use by written notification received by Balanced Fund, by submitting a later-dated proxy card, or by attending the Meeting and voting in person.

  All proxy cards that are properly completed and received by the Secretary of Balanced Fund before the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by proxies will be voted in accordance with the instructions you provide. If no instruction is made on a proxy card, it will be voted FOR Proposal No. 1. Only proxies that are actually voted will be counted toward establishing a quorum, which is the minimum number of shares necessary to transact business at the Meeting. A majority of Balanced Fund's outstanding shares constitutes a quorum for the transaction of business.

  If a proxy that is properly signed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares on this matter for which the broker or nominee does not have discretionary power), the shares represented by the proxy will be considered present for purposes of determining the existence of a quorum for the transaction of business, but will have the effect of a vote against Proposal No. 1.

  Balanced Fund also may arrange to have votes recorded by telephone. The expenses associated with telephone voting will be borne by Balanced Fund and Active Balanced Fund in proportion to their respective assets. If Balanced Fund takes votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone or via the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

  If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve Proposal No. 1 are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. An adjournment will require the affirmative vote of a majority of shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to Proposal No. 1, unless directed to vote AGAINST the Proposal, in which case such shares will be voted against the proposed adjournment. A shareholder vote may be taken on the Reorganization described in this Proxy Statement or on any other business properly presented at the Meeting prior to adjournment if sufficient votes have been received.

  On August 25, 2000, there were 40,737,803 Class A shares, 26,613,675 Class B shares, 790,013 Class C shares and 9,536,135 Class Z shares issued and outstanding for Balanced Fund. Shareholders of record at the close of business on August 25, 2000, will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share (each fractional share is entitled to a proportionate fractional vote) held on that date. The following shareholders held 5% or more of the class of shares indicated of Balanced Fund on August 25, 2000: Prudential Trust Company FBO Prudential Employee Savings, 30 Ed Preate Dr., Scranton, PA 18507, ATTN: Leann Yannuzzi, which held 6,152,785 Class Z shares of the Fund (65% of the outstanding Class Z shares); and Prudential Trust Company FBO PRU-DC TRUST ACCOUNTS, ATTN: John Surdy, 30 Scranton Office Park, Moosic, PA 18507, which held 2,718,619 Class Z shares of the Fund (or 29% of the outstanding Class Z shares). Prudential Securities Incorporated was the record holder for other beneficial owners of 15,045,346 Class A shares (or 37% of the outstanding Class A shares), 5,430,876 Class B shares (or 20% of the outstanding Class B shares), 270,661 Class C shares (or 34% of the outstanding Class C shares), and 75,530 Class Z shares (or .79% of the outstanding Class Z shares) of the Fund.

  On August 25, 2000, there were 1,187,488 Class A shares, 1,325,715 Class B shares, 184,737 Class C shares and 10,627,352 Class Z shares issued and outstanding for Active Balanced Fund. Shareholders of Active Balanced Fund are not entitled to vote on this matter. The following shareholders held 5% or more of the class of shares of Active Balanced Fund indicated on August 25, 2000: Prudential Trust Company FBO PRU-DC TRUST ACCOUNTS, 30 Scranton Office Park, Moosic, PA 18507, ATTN: John Surdy, which held 279,958 Class A shares of the Fund (or 24% of the outstanding Class A shares); The Prudential Insurance Company Derivatives Management Group C, 2 Gateway Center, 10th Floor, Mailstop NJ 04-10-5A, Newark, NJ 07102, ATTN: Linda Bitondo, which held 176,189 Class A shares of the Fund (or 15% of the outstanding Class A shares); Prudential Trust Company FBO PRU-DC TRUST ACCOUNTS, 30 Scranton Office Park, Moosic, PA 18507, ATTN: John Surdy, which held 14,687 Class C shares of the Fund (or 8% of the outstanding Class C shares); Pru Defined Contribution Services FBO Pru-DC Qualified Clients, 30 Scranton Office Park, Moosic, PA 18507, ATTN: John Surdy, which held 4,150,986 Class Z shares of the Fund (or 39% of the outstanding Class Z shares); and Prudential Trust Company FBO Pru-DC Clients, 30 Scranton Office Park, Moosic, PA 18507, ATTN: John Surdy, which held 6,457,618 Class Z shares of the Fund (or 60% of the outstanding Class Z shares). Prudential Securities Incorporated was the record holder for other beneficial owners of 170,442 Class A shares (or 14% of the outstanding Class A shares), 376,726 Class B shares (or 28% of the outstanding Class B shares), 108,548 Class C shares (or 59% of the outstanding Class C shares), and 17,254 Class Z shares (or .16% of the outstanding Class Z shares) of the Fund.

  As of August 25, 2000, the Directors/Trustees and officers of both Balanced Fund and Active Balanced Fund owned, in the aggregate, less than 1% of each class of each Fund's total outstanding shares. Prudential intends to vote any shares for which it has direct voting authority FOR the Proposal.

VOTE REQUIRED

  APPROVAL OF THE REORGANIZATION REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF BENEFICIAL INTEREST OF BALANCED FUND, PROVIDED A QUORUM IS PRESENT. APPROVAL OF THE REORGANIZATION BY THE SHAREHOLDERS OF ACTIVE BALANCED FUND IS NOT REQUIRED, AND THE AGREEMENT IS NOT BEING SUBMITTED FOR THEIR APPROVAL.

                                   SYNOPSIS

  The following is a summary of information contained elsewhere in this Prospectus/Proxy Statement, in the Agreement, and in the Prospectuses of Balanced Fund and Active Balanced Fund, which are incorporated into this Proxy Statement by reference. Shareholders should read the Prospectus/Proxy Statement and the Prospectus of Active Balanced Fund for more complete information.

  The Reorganization would transfer the assets and liabilities of Balanced Fund to Active Balanced Fund, a mutual fund also managed by Prudential Investments Fund Management LLC (PIFM). If the Reorganization is approved, Balanced Fund will be terminated and current shareholders of Balanced Fund will become shareholders of Active Balanced Fund instead.

INVESTMENT OBJECTIVES AND POLICIES

  Balanced Fund and Active Balanced Fund have substantially similar investment objectives and policies. Active Balanced Fund's objective is "to achieve income and long-term growth of capital by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation." Balanced Fund's objective is "high total investment return consistent with moderate risk."

  Each Fund divides its assets among equity, fixed-income and money market investments. Active Balanced Fund may invest up to 15% of its assets in foreign equity securities and 20% in foreign debt obligations; Balanced Fund may invest up to 30% of its assets in foreign securities (equity and debt). Both Funds' portfolio managers use a quantitative model to manage the Fund's asset allocation. The Balanced Fund's equity portfolio managers manage the stock portion of the Fund's portfolio using behavioral finance models to select securities they believe to be underpriced, while maintaining a risk profile like the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Active Balanced Fund's equity portfolio managers (who are the same individuals that manage Balanced Fund's stocks) use a similar quantitative approach to find stocks with above-average total returns.

  On the fixed-income side, both Funds may invest in U.S. Government securities, mortgage-related securities and asset-backed securities. Active Balanced Fund's debt securities will have a weighted average maturity of between 3 and 30 years. Balanced Fund's debt obligations will have an average duration of not more than 10 years. Active Balanced Fund may enter into reverse repurchase agreements and forward rolls; Balanced Fund may not. Each Fund can buy non-investment grade debt, but Active Balanced Fund can't invest more than 20% of its assets in non-investment grade debt (none rated lower than B), whereas Balanced Fund can invest up to 25% of its assets in non-investment grade debt (with no limit as to the lowest rating category).

  The investment restrictions of the Funds also are very similar. The few differences include: Active Balanced Fund can borrow, and if need be, pledge up to 30% of the value of its assets on a temporary basis, whereas Balanced Fund can only borrow and pledge up to 20%; Active Balanced Fund can invest up to 10% of its assets in other investment companies and can purchase affiliated investment company shares if permitted by the Securities and Exchange Commission, while Balanced Fund cannot invest more than 5% of its assets in other investment companies; loans by Active Balanced Fund are limited to 30% of its total assets, whereas loans by Balanced Fund are limited to 33%; with few exceptions, Balanced Fund cannot purchase securities if as a result the Fund would have more than 5% of its total assets in companies that are less than three years old, while Active Balanced Fund has no similar restriction; and Balanced Fund cannot invest in oil, gas or other mineral exploration or development programs, while Active Balanced Fund has no similar restriction.

  Both Funds have the same Manager (PIFM) and the same investment adviser, The Prudential Investment Corporation (PIC). The equity portfolio managers of both Funds are James Scott and Mark Stumpp (both managers having begun managing Balanced Fund's equity securities in May 2000) and a PIC Fixed Income Team manages the fixed-income portion of each Fund. The address of PIFM is Gateway Center Three, 14th Floor, 100 Mulberry Street, Newark, New Jersey 07102-4077. The address of PIC is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

  One benchmark for both Balanced Fund and Active Balanced Fund is the Lipper Balanced Funds average, an average of balanced mutual funds. Both Funds compare their performance to that of both the S&P 500 and the Lehman Brothers Government/Credit Bond Index.

  Balanced Fund pays any dividends from net investment income typically every quarter (although in May 2000 the Board changed this to an annual dividend payment). Active Balanced Fund pays any dividends from net investment income typically once a year. Net realized capital gains for both Funds, if any, also are distributed annually.

EXPENSE STRUCTURES

  Balanced Fund and Active Balanced Fund pay a monthly management fee to PIFM at an annual rate of 0.65% of average net assets up to $1 billion and thereafter at the annual rate of 0.60% of average net assets. PIFM, in turn, pays the investment adviser, PIC, at the annual rate of .325% of average net assets for providing advisory services to each Fund.

  The management fee paid by both Funds covers PIFM's oversight of the Funds' respective investment portfolios. PIFM also administers each Fund's business affairs and furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Funds' custodian or transfer and dividend disbursing agent. Officers of PIFM serve as officers and Directors/Trustees of the Funds without compensation by the Funds.

  The Funds' distribution expense structures are the same. Prudential Investment Management Services LLC (PIMS), the Funds' Distributor, has contractually agreed to waive a portion of the distribution and service (12b-
1) fee to limit fees for the current fiscal year payable by Class A shares of both Funds to .25 of 1%. The contractual waivers by PIMS are enforceable for one-year periods and may be terminated with respect to any subsequent fiscal year on not less than 30 days' notice prior to the end of a current fiscal year. The contractual waivers for Balanced Fund and Active Balanced Fund extend through July 31, 2001 and September 30, 2000, respectively.

  As of July 31, 1999 for Balanced Fund and September 30, 1999 for Active Balanced Fund, the net annual operating expenses for Class A shares were 1.17% for Balanced Fund and 1.41% for Active Balanced Fund; for Class B shares were 1.92% for Balanced Fund and 2.16% for Active Balanced Fund; for Class C shares were 1.92% for Balanced Fund and 2.16% for Active Balanced Fund; and for Class Z shares were 0.92% for Balanced Fund and 1.16% for Active Balanced Fund.

  As of June 30, 2000, the average annual total returns for Class A shares were 1.33% for the 1 year period, 10.67% for the 5 year period, 10.68% for the 10 year period and 10.81% for the period since inception (1-22-90) for Balanced Fund and 2.35% for the 1 year period, not applicable for the 5 year and 10 year periods and 10.97% for the period since inception (11-7-96) for Active Balanced Fund. The average annual total returns for Class B shares were 0.78% for the 1 year period, 10.84% for the 5 year period, 10.41% for the 10 year period and 9.37% for the period since inception (9-15-87) for Balanced Fund and 2.12% for the 1 year period, not applicable for the 5 year and 10 year periods and 11.35% for the period since inception (11-7-96) for Active Balanced Fund. The average annual total returns for Class C shares were 3.73% for the 1 year period, 10.75% for the 5 year period, not applicable for the 10 year period and 10.83% for the period since inception (8-1-94) for Balanced Fund, and 5.05% for the 1 year period, not applicable for the 5 year and 10 year periods and 11.46% for the period since inception (11-7-96) for Active Balanced Fund. The average annual total returns for Class Z shares were 6.92% for the 1 year period, not applicable for the 5 year and 10 year periods and 11.91% for the period since inception (3-1-96) for Balanced Fund and 8.13% for the 1 year period, 14.38% for the 5 year period, not applicable for the 10 year period and 11.72% for the period since inception (1-4-93) for Active Balanced Fund.

  Overall, the proposed Reorganization would provide Balanced Fund shareholders with the following benefits:

  --the opportunity to participate in a fund with a better long-term performance record;

  --investment in a fund with an investment objective and policies similar to Balanced Fund's investment objective and policies;

  --increased economies of scale; and

  --annual operating expenses that are estimated to be lower than those of Balanced Fund (approximately 1 basis point lower).

THE BOARD OF TRUSTEES BELIEVES THAT THE REORGANIZATION WILL BENEFIT BALANCED FUND SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE REORGANIZATION.

THE PROPOSED REORGANIZATION

  Shareholders of Balanced Fund will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement, which provide for the acquisition by Active Balanced Fund of all of the assets of Balanced Fund in exchange solely for Class A, Class B, Class C and Class Z shares of Active Balanced Fund and the assumption by Active Balanced Fund of the liabilities of Balanced Fund. Class A, Class B, Class C and Class Z shares of Active Balanced Fund will be distributed to Balanced Fund

Class A, Class B, Class C and Class Z shareholders, so that each shareholder will receive the number of full and fractional shares of Active Balanced Fund equal in value to the aggregate net asset value of the shareholder's shares of Balanced Fund on or about Friday, November 3, 2000 (the Closing Date). The exchange of Balanced Fund's assets, subject to its liabilities, for Active Balanced Fund's shares will occur as of the close of business of the New York Stock Exchange (NYSE) on the Closing Date or such other time and date as the parties may agree. Balanced Fund will then be terminated as soon as practicable after the Closing Date. Approval of the Reorganization will be determined solely by approval of the shareholders of Balanced Fund. No vote by shareholders of Active Balanced Fund is required.

  The Funds have received an opinion of counsel that the Reorganization will not result in any gain or loss for federal income tax purposes to either Balanced Fund, Active Balanced Fund, or the shareholders of each Fund. The rights and privileges of the former shareholders of Balanced Fund will be effectively unchanged by the Reorganization.

FUND OPERATING EXPENSES

  Each Fund pays a management fee to PIFM for managing its investments and business affairs which is calculated and paid to PIFM every month. Each Fund pays PIFM a management fee at an annual rate of 0.65% of its average net assets up to $1 billion and 0.60% of average net assets in excess of $1 billion.

  In addition to the management fee, each Fund incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. If shareholders approve the Reorganization, the combined fund will retain Active Balanced Fund's expense structure. ASSUMING CONTINUATION OF ACTIVE BALANCED FUND'S FEE WAIVERS AND REDUCED ANNUAL OPERATING EXPENSES FOR A LARGER ACTIVE BALANCED FUND, IT IS ESTIMATED THAT SHAREHOLDERS OF ALL SHARE CLASSES WOULD ENJOY SOMEWHAT LOWER NET OPERATING EXPENSES. THIS EXPENSE STRUCTURE IS EXPECTED TO DECREASE THE TOTAL OPERATING EXPENSES CURRENTLY INCURRED BY CLASS A SHAREHOLDERS OF BALANCED FUND FROM 1.17% TO 1.16% OF AVERAGE NET ASSETS, FROM 1.92% TO 1.91% OF AVERAGE NET ASSETS FOR CLASS B AND CLASS C SHAREHOLDERS AND FROM 0.92% TO 0.91% OF AVERAGE NET ASSETS FOR CLASS Z SHAREHOLDERS, BASED ON EXPENSES INCURRED FOR THE TWELVE MONTHS ENDED MARCH 31, 2000. However, if the proposed Reorganization is not approved, Balanced Fund is expected to maintain its current fee structure. For more information about the Funds' current fees, refer to their Prospectuses. See the Pro Forma Capitalization and Ratios below for estimates of expenses if the Reorganization is approved.

COMPARATIVE EXPENSE TABLES

  The following table shows the fees and expenses of Class A, Class B, Class C and Class Z shares of Balanced Fund and Active Balanced Fund and pro forma fees for the combined fund based on expenses incurred for the twelve months ended March 31, 2000, after giving effect to the Reorganization, including the effect of PIMS's expense waivers previously described and the increased size of the combined fund.

  Fund operating expenses are paid out of each Fund's assets. Expenses are factored into each Fund's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses of each Fund for the 12-month periods ended July 31, 1999 for Balanced Fund and September 30, 1999 for Active Balanced Fund, and are calculated as a percentage of average net assets of each Fund. The pro forma combined figures reflect what the fee schedule would have been on March 31, 2000, if the reorganization had been consummated twelve months prior to that date.

 Class A Shares

                                                      ACTIVE       PRO FORMA
                                   BALANCED FUND  BALANCED FUND  COMBINED FUND
                                   CLASS A SHARES CLASS A SHARES CLASS A SHARES
                                   -------------- -------------- --------------
   Management fees................       .65%           .65%           .65%
   + Distribution and service
     (12b-1) fees.................       .30%           .30%           .30%
   + Other expenses...............       .27%           .51%           .26%
   = Total annual operating
     expenses.....................      1.22%          1.46%          1.21%
   - Fee waiver...................      (.05)%         (.05)%         (.05)%
   = NET ANNUAL OPERATING
     EXPENSES.....................      1.17%          1.41%          1.16%

 Class B Shares

                                                                     PRO FORMA
                                                        ACTIVE     COMBINED FUND
                                     BALANCED FUND  BALANCED FUND     CLASS B
                                     CLASS B SHARES CLASS B SHARES    SHARES
                                     -------------- -------------- -------------
   Management fees.................        .65%           .65%          .65%
   + Distribution and service (12b-
     1) fees.......................       1.00%          1.00%         1.00%
   + Other expenses................        .27%           .51%          .26%
   = Total annual operating
     expenses......................       1.92%          2.16%         1.91%
   - Fee waiver....................       None           None          None
   = NET ANNUAL OPERATING EXPENSES.       1.92%          2.16%         1.91%

 Class C Shares

                                                                     PRO FORMA
                                                        ACTIVE     COMBINED FUND
                                     BALANCED FUND  BALANCED FUND     CLASS C
                                     CLASS C SHARES CLASS C SHARES    SHARES
                                     -------------- -------------- -------------
   Management fees.................        .65%           .65%          .65%
   + Distribution and service (12b-
     1) fees.......................       1.00%          1.00%         1.00%
   + Other expenses................        .27%           .51%          .26%
   = Total annual operating
     expenses......................       1.92%          2.16%         1.91%
   - Fee waiver....................       None           None          None
   = NET ANNUAL OPERATING EXPENSES.       1.92%          2.16%         1.91%

 Class Z Shares

                                                                     PRO FORMA
                                                        ACTIVE     COMBINED FUND
                                     BALANCED FUND  BALANCED FUND     CLASS Z
                                     CLASS Z SHARES CLASS Z SHARES    SHARES
                                     -------------- -------------- -------------
   Management fees.................        .65%           .65%          .65%
   + Distribution and service (12b-
     1) fees.......................       None           None          None
   + Other expenses................        .27%           .51%          .26%
   = Total annual operating
     expenses......................        .92%          1.16%          .91%
   - Fee waiver....................       None           None          None
   = NET ANNUAL OPERATING EXPENSES.        .92%          1.16%          .91%

EXAMPLES OF THE EFFECT OF FUND EXPENSES

  The following table illustrates the expenses on a hypothetical $10,000 investment in each Fund under the current and pro forma (combined fund) expenses calculated at the rates stated above for the first year, and thereafter using gross expenses with no fee waivers, assuming a 5% annual return, and assuming that you sell your shares at the end of each period.

 Class A Shares

                                                                     PRO FORMA
                                                        ACTIVE     COMBINED FUND
                                     BALANCED FUND  BALANCED FUND     CLASS A
                                     CLASS A SHARES CLASS A SHARES    SHARES
                                     -------------- -------------- -------------
   1 Year...........................     $  613         $  636        $  612
   3 Years..........................     $  863         $  934        $  860
   5 Years..........................     $1,132         $1,253        $1,127
   10 Years.........................     $1,899         $2,155        $1,888

 Class B Shares

                                                                     PRO FORMA
                                                        ACTIVE     COMBINED FUND
                                     BALANCED FUND  BALANCED FUND     CLASS B
                                     CLASS B SHARES CLASS B SHARES    SHARES
                                     -------------- -------------- -------------
   1 Year...........................     $  695         $  719        $  694
   3 Years..........................     $  903         $  976        $  900
   5 Years..........................     $1,137         $1,259        $1,132
   10 Years.........................     $1,976         $2,232        $1,965

 Class C Shares

                                                                     PRO FORMA
                                                        ACTIVE     COMBINED FUND
                                     BALANCED FUND  BALANCED FUND     CLASS C
                                     CLASS C SHARES CLASS C SHARES    SHARES
                                     -------------- -------------- -------------
   1 Year...........................     $  393         $  417        $  392
   3 Years..........................     $  697         $  769        $  694
   5 Years..........................     $1,126         $1,248        $1,121
   10 Years.........................     $2,321         $2,568        $2,310

 Class Z Shares

                                                                     PRO FORMA
                                                        ACTIVE     COMBINED FUND
                                     BALANCED FUND  BALANCED FUND     CLASS Z
                                     CLASS Z SHARES CLASS Z SHARES    SHARES
                                     -------------- -------------- -------------
   1 Year...........................     $   94         $  118        $   93
   3 Years..........................     $  293         $  368        $  290
   5 Years..........................     $  509         $  638        $  504
   10 Years.........................     $1,131         $1,409        $1,120

  These examples assume that all dividends and other distributions are reinvested. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

PRO FORMA CAPITALIZATION AND RATIOS

  The following table shows the capitalization of Balanced Fund and Active Balanced Fund as of March 31, 2000 and the pro forma combined capitalization as if the Reorganization had occurred on March 31, 2000.

                                                       ACTIVE BALANCED PRO FORMA
                                         BALANCED FUND      FUND       COMBINED
                                         ------------- --------------- ---------
   Net Assets (000s)
     Class A............................   $534,187        $12,841     $547,028
     Class B............................    378,650         13,221      391,871
     Class C............................     10,539          1,647       12,186
     Class Z............................    132,060        135,936      267,996
   Net Asset Value per share
     Class A............................   $  12.59        $ 13.76     $  13.76
     Class B............................      12.54          13.75        13.75
     Class C............................      12.54          13.75        13.75
     Class Z............................      12.60          13.79        13.79
   Shares Outstanding (000s)
     Class A............................     42,425            933       39,755
     Class B............................     30,185            962       28,500
     Class C............................        840            120          886
     Class Z............................     10,483          9,858       19,434

  The following table shows the ratio of expenses to average net assets and the ratio of net investment income to average net assets of Balanced Fund and of Active Balanced Fund for the twelve months ended March 31, 2000. The ratios also are shown on a pro forma combined basis as of March 31, 2000.

                                                     ACTIVE BALANCED PRO FORMA
                                       BALANCED FUND      FUND       COMBINED
                                       ------------- --------------- ---------
   Ratio of expenses to average net
    assets
     Class A..........................         1.17%           1.40%   1.16%
     Class B..........................         1.92%           2.15%   1.91%
     Class C..........................         1.92%           2.15%   1.91%
     Class Z..........................          .92%           1.15%    .91%
   Ratio of net investment income to
    average net assets
     Class A..........................         2.54%           2.47%   2.57%
     Class B..........................         1.79%           1.72%   1.82%
     Class C..........................         1.79%           1.72%   1.82%
     Class Z..........................         2.79%           2.72%   2.82%

FORMS OF ORGANIZATION

  Balanced Fund is a diversified, open-end management investment company. It was organized as a Massachusetts business trust on February 23, 1987. Balanced Fund is authorized to issue an unlimited number of shares of beneficial interest, $.01 per share, divided into four classes.

  Active Balanced Fund is a series of The Prudential Investment Portfolios, Inc. (the Company), also a diversified, open-end management investment company. It was organized as a Maryland corporation on August 10, 1995. The Company added Prudential Jennison Active Balanced Fund, its third series, on August 27, 1997. The series commenced operations on January 23, 1998, when it acquired the assets of Prudential Active Balanced Fund, and changed its name to Prudential Active Balanced Fund on May 29, 1998. The Company is authorized to issue 3 billion shares of common stock, par value $.001 per share, divided into three series, and each series may issue 1 billion shares, further divided into 250 million shares per class.

  The Company is a Maryland corporation and the rights of its shareholders are governed by its Charter, By-Laws and the Maryland General Corporation Law. Balanced Fund is a Massachusetts business trust and the rights of its shareholders are governed by its Declaration of Trust, By-Laws and applicable Massachusetts law.

  Generally, neither Fund is required to hold annual meetings of its shareholders. Each Fund is required to call a meeting of shareholders for the purpose of voting upon the question of removal of a Director/Trustee when requested in writing to do so by the holders of at least 10% of the Fund's outstanding shares. In addition, each Fund is required to call a meeting of shareholders for the purpose of electing Directors/Trustees if, at any time, less than a majority of the Directors/Trustees holding office at the time were elected by shareholders.

  Under the Declaration of Trust, Balanced Fund shareholders are entitled to vote only with respect to the following matters: (1) the election or removal of Trustees if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the Investment Company Act; (3) any amendment of the Declaration of Trust, other than amendments to change Balanced Fund's name, authorize additional series of shares, supply any omission or cure, correct or supplement any ambiguity or defective or inconsistent provision contained therein; (4) any termination or reorganization of Balanced Fund to the extent and as provided in the Declaration of Trust; (5) a determination as to whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of Balanced Fund or its shareholders, to the same extent as the shareholders of a Massachusetts business corporation would be entitled to vote on such a determination; (6) with respect to any plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act; and (7) such additional matters relating to Balanced Fund as may be required by law, the Declaration of Trust, Balanced Fund's By-Laws, or any registration of Balanced Fund with the Securities and Exchange Commission (Commission) or any state securities commission, or as the Trustees may consider necessary or desirable. Balanced Fund shareholders also vote upon changes in fundamental investment policies or restrictions.

  The Declaration of Trust provides that a "Majority Shareholder Vote" of Balanced Fund is required to decide any question. "Majority Shareholder Vote" means the vote of the holders of a majority of shares, which shall consist of:
(i) a majority of shares represented in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum, as determined in accordance with the By-Laws, is present; (ii) a majority of shares issued and outstanding and entitled to vote when action is taken by written consent of shareholders; or (iii) a "majority of the outstanding voting securities," as that phrase is defined in the Investment Company Act, when action is taken by shareholders with respect to approval of an investment advisory or management contract or an underwriting or distribution agreement or continuance thereof.

  Shareholders of Active Balanced Fund are entitled to one vote for each share on all matters submitted to a vote of its shareholders under Maryland law. Approval of certain matters, such as an amendment to the charter, a merger, consolidation or transfer of all or substantially all assets, dissolution and removal of a Director, requires the affirmative vote of a majority of the votes entitled to be cast. A plurality of votes cast is required to elect Directors. Other matters require the approval of the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present.

  Balanced Fund's and Active Balanced Fund's By-Laws provide that a majority and a one-third presence, respectively, of the outstanding shares shall constitute a quorum for the transaction of business at a shareholders' meeting. Matters requiring a larger vote by law or under the organization documents for either Fund are not affected by such quorum requirements.

  With respect to shareholder liability, under Maryland law, Active Balanced Fund's shareholders have no personal liability as such for Active Balanced Fund's acts or obligations. Under Massachusetts law, Balanced Fund's shareholders, under certain circumstances, could be held personally liable for Balanced Fund's obligations. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of Balanced Fund and requires that notice of such disclaimer be given in each note, bond, contract, order, agreement, obligation or instrument entered into or executed by Balanced Fund or its Trustees. The Declaration of Trust provides for indemnification out of Balanced Fund's property for all losses and expenses of any shareholder held personally liable for Balanced Fund's obligations solely by reason of his or her being or having been a Balanced Fund shareholder and not because of his or her acts or omissions or some other reason. Thus, Balanced Fund considers the risk of a shareholder incurring financial loss on account of shareholder liability to be remote since it is limited to circumstances in which a disclaimer is inoperative or Balanced Fund itself would be unable to meet its obligations.

  With respect to the liability and indemnification of Directors under Maryland law, a Director or officer of Active Balanced Fund is not liable to Active Balanced Fund or its shareholders for monetary damages for breach of fiduciary duty as a Director or officer except to the extent such exemption from liability or limitation thereof is not permitted by law, including under the Investment Company Act. Active Balanced Fund's By-Laws provide that its Directors and officers will not be liable to Active Balanced Fund, and may be indemnified for liabilities, for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties.

  With respect to the liability and indemnification of Trustees of Balanced Fund, under Balanced Fund's Declaration of Trust, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by him or her in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee shall have been adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties.

  Under the Investment Company Act, a Director of Active Balanced Fund and a Trustee of Balanced Fund may not be protected against liability to Active Balanced Fund or Balanced Fund, respectively, and their security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties. The staff of the Commission interprets the Investment Company Act to require additional limits on indemnification of Directors, Trustees and officers.

PERFORMANCE COMPARISONS OF THE FUNDS

  The following table compares each Fund's average annual total returns for the one, five and ten years ended March 31, 2000. Average annual total returns include the deduction of applicable sales charges, are based on past results and are not an indication of future performance.

                 AVERAGE ANNUAL TOTAL RETURNS (CLASS A SHARES)
                           (PERIODS ENDED MARCH 31)

                                     1 YEAR* 5 YEARS* 10 YEARS* SINCE INCEPTION*
                                     ------  -------  --------- ---------------
   Balanced Fund....................  7.16%   12.11%    11.12%  11.06%(1-22-90)
   Active Balanced Fund.............  6.45%     N/A       N/A   12.13%(11-7-96)

  ----------
  * If the Funds' Distributor had not waived a portion of its fees during the periods shown, total returns would have been lower.

                 AVERAGE ANNUAL TOTAL RETURNS (CLASS B SHARES)
                           (PERIODS ENDED MARCH 31)

                                        1 YEAR 5 YEARS 10 YEARS SINCE INCEPTION
                                        ------ ------- -------- ---------------
   Balanced Fund.......................  6.99%  12.32%  10.86%   9.56%(9-15-87)
   Active Balanced Fund................  6.26%    N/A     N/A   12.58%(11-7-96)

                 AVERAGE ANNUAL TOTAL RETURNS (CLASS C SHARES)
                           (PERIODS ENDED MARCH 31)

                                                 1 YEAR 5 YEARS SINCE INCEPTION
                                                 ------ ------- ---------------
   Balanced Fund................................  9.87%  12.22%  11.33%(8-1-94)
   Active Balanced Fund.........................  9.15%    N/A   12.69%(11-7-96)

                 AVERAGE ANNUAL TOTAL RETURNS (CLASS Z SHARES)
                           (PERIODS ENDED MARCH 31)

                                                  1 YEAR  5 YEARS SINCE INCEPTION
                                                  ------  ------- ---------------
   Balanced Fund................................. 13.07%     N/A   12.59%(3-1-96)
   Active Balanced Fund.......................... 12.38%   14.38%  12.28%(1-4-93)

                     COMPARISON OF PRINCIPAL RISK FACTORS

  As described more fully above, each Fund has substantially similar investment objectives, policies and permissible investments. Because each Fund normally invests in equity-related securities, debt obligations and money market instruments, the Funds have substantially similar levels of risk. These risks include market risk, credit risk and interest rate risk. Active Balanced Fund's portfolio managers always have used a quantitative model for stock selection, which has led to less volatility than Balanced Fund.

  Both Funds may also use investment strategies such as derivatives that involve above average risks. The Funds may use these risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Unlike Balanced Fund, which can borrow in amounts up to 20% of its assets, and not for investment purposes, Active Balanced Fund may borrow an amount up to 30% of its assets, including for investment purposes, i.e., use "leverage". Leverage risk is the risk associated with investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Active Balanced Fund's ability to use forward rolls exposes the Fund to investment costs that may exceed the potential underlying investment gains, potentially magnifying any underlying investment losses. Also, Active Balanced Fund may invest in debt securities with a weighted average maturity between 3 and 30 years. The longer the maturity, the more risky is the investment. On the other hand, Balanced Fund can invest up to 25% of its assets in junk bonds, with no limit as to the lowest rating category, whereas Active Balanced Fund can invest up to 20% of its assets in junk bonds, with none rated lower than B. Also, Balanced Fund can invest up to 30% of its assets in foreign securities, while Active Balanced Fund can invest up to 35% of its assets in foreign securities.

  Like any mutual fund, an investment in either Balanced Fund or Active Balanced Fund could lose value. For a more complete discussion of the risks associated with either Fund, please refer to the "Risk/Return Summary" or the section entitled "Investment Risks" of each Fund's Prospectus.

                      INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

  Balanced Fund and Active Balanced Fund have substantially similar investment objectives and policies. Balanced Fund seeks to achieve a high total investment return consistent with moderate risk. Active Balanced Fund seeks income and long-term growth of capital by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation. Each Fund invests in a wide variety of equity-related securities as well as debt instruments. Balanced Fund and Active Balanced Fund have the same Manager
(PIFM), the same investment adviser (PIC), the same equity portfolio managers (James Scott and Mark Stumpp) and a fixed-income team of professionals.

  One benchmark for both Balanced Fund and Active Balanced Fund is the Lipper Balanced Funds average, an average of balanced mutual funds. Both Funds compare their performance to that of both the S&P 500 and the Lehman Brothers Government/Credit Bond Index.

  The investment objective of each Fund is a fundamental policy. This means that the objective cannot be changed without the approval of shareholders of the Fund. There can be no assurance that either Balanced Fund or Active Balanced Fund will achieve its objective. With the exception of fundamental policies, investment policies (other than specified investment restrictions) of the Funds can be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

  Balanced Fund and Active Balanced Fund have similar investment strategies. Each Fund divides its assets among equity, fixed-income and money market investments. Active Balanced Fund may invest up to 15% of its assets in foreign equity securities and 20% in foreign debt obligations; Balanced Fund may invest up to 30% of its assets in foreign securities (equity and debt). Both Funds' portfolio managers use a quantitative model to manage the Fund's asset allocation. The Balanced Fund's equity portfolio managers manage the stock portion of the Fund's portfolio using behavioral finance models to select securities they believe to be underpriced, while maintaining a risk profile like the S&P 500. Active Balanced Fund's equity portfolio managers use a similar quantitative approach to find stocks with above-average total returns.

  On the fixed-income side, both Funds may invest in U.S. Government securities, mortgage-related securities and asset-backed securities. Active Balanced Fund's debt securities will have a weighted average maturity of between 3 and 30 years. Balanced Fund's debt obligations will have an average duration of not more than 10 years. Active Balanced Fund may enter into reverse repurchase agreements and forward rolls; Balanced Fund may not. Each Fund can buy non-investment grade debt, but Active Balanced Fund can't invest more than 20% of its assets in non-investment grade debt (none rated lower than B), whereas Balanced Fund can invest up to 25% of its assets in non-investment grade debt (with no limit as to the lowest rating category).

                   COMPARISON OF OTHER POLICIES OF THE FUNDS

DIVERSIFICATION

  Balanced Fund and Active Balanced Fund are both diversified funds. This means that, with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of a single issuer (excluding U.S. Government obligations).

BORROWING

  Each Fund may borrow money for temporary or emergency purposes and for the clearance of transactions from banks or, with respect to Active Balanced Fund, through reverse repurchase agreements. In addition, Active Balanced Fund may borrow money for investment purposes. Balanced Fund may not borrow money in an amount exceeding 20% of its total assets and Active Balanced Fund may not borrow money in an amount exceeding 30% of its total assets.

LENDING

  Both Funds may lend assets to brokers, dealers and financial institutions, Balanced Fund up to 33% of the value of its total assets and Active Balanced Fund up to 30% of the value of its total assets.

ILLIQUID SECURITIES

  Each Fund may invest in illiquid securities, including those without a readily available market and repurchase agreements with maturities longer than seven days. Each Fund may hold up to 15% of its net assets in illiquid securities.

TEMPORARY DEFENSIVE INVESTMENTS

  Although PIC normally invests each Fund's assets according to the Fund's investment strategy, there are times when a Fund may temporarily invest up to 100% of its assets in money market instruments in response to adverse market, economic or political conditions. Balanced Fund may invest up to 100% of its assets in U.S. Government securities in addition to money market instruments under such conditions.

  For more information about the risks and restrictions associated with these policies, see each Fund's Prospectus, and for a more detailed discussion of the Funds' investments, see their Statements of Additional Information, all of which are incorporated into this Prospectus/Proxy Statement by reference.

                      OPERATIONS OF ACTIVE BALANCED FUND
                         FOLLOWING THE REORGANIZATION

  Neither PIFM nor PIC expect Active Balanced Fund to revise its investment policies, management or general investment approach as a result of the Reorganization. James Scott and Mark Stumpp, together with a team of fixed-income professionals, are expected to continue to serve as co-portfolio managers of Active Balanced Fund following the Reorganization, except that the responsibility to provide investment advisory services is to be assumed by another Prudential affiliate, Jennison Associates LLC (Jennison), as discussed below. The agents that provide Active Balanced Fund with services, such as its Custodian and Transfer Agent, which also provide these services to Balanced Fund, are not expected to change. The Directors, Trustees and officers of the respective Funds are the same.

  All of the current investments of Balanced Fund are permissible investments for Active Balanced Fund. Nevertheless, the investment adviser may sell securities held by Balanced Fund or Active Balanced Fund between shareholder approval and the Closing Date of the Reorganization as may be necessary or desirable in the ongoing management of each Fund and the adjustment of each Fund's portfolio in anticipation of the Reorganization. Transaction costs associated with such adjustments will be borne by the Fund that incurred them. Transaction costs associated with such adjustments that occur after the Closing Date will be borne by Active Balanced Fund.

THE POTENTIAL IMPACT OF A SPECIAL MEETING OF SHAREHOLDERS OF ACTIVE BALANCED
FUND

  On August 22, 2000, the Board of Directors of The Prudential Investment Portfolios, Inc. (the Company) approved the proposals summarized below. The proposals are being submitted for approval by shareholders of the Company, including its series Active Balanced Fund, at a special meeting of shareholders scheduled to be held on December 14, 2000 (the "Special Meeting"). Because the record date for shareholders that are permitted to vote at the Special Meeting is prior to the Closing Date of the Reorganization, shareholders of Balanced Fund that become shareholders of Active Balanced Fund, if the Reorganization is approved, will not vote on the matters described below. For this reason, you should consider the impact of the following proposals when deciding to approve or disapprove the Reorganization.

  .Election of Directors

  The Board of Directors approved a proposal to elect Saul F. Fenster, Delayne Dedrick Gold, Robert F. Gunia, Douglas H. McCorkindale, W. Scott McDonald, Jr., Thomas T. Mooney, Stephen P. Munn, David R. Odenath, Jr., Richard A. Redeker, Robin B. Smith, John R. Strangfeld, Louis A. Weil, III and Clay T. Whitehead as Directors of the Company. Each of these individuals is a current Director/Trustee of the Company and the Balanced Fund.

  .Amendment to Management Agreement

  The Board of Directors approved an amendment to the management contract with PIFM to provide PIFM with flexibility to select additional investment advisers and allocate Fund assets to them for management. Specifically, if the Active Balanced Fund shareholders approve the amended management contract, PIFM will have the authority (1) to hire one or more additional subadvisers for the Fund, subject to Board approval, and (2) to allocate and reallocate Fund assets among such subadvisers and the current subadviser, PIC.

  .New Subadvisory Agreement

  The Board also considered a new subadvisory contract between PIFM and Jennison, which will be submitted to shareholders for their approval. The proposed agreement would allow PIFM to increase or decrease, without limitation, the allocation of Fund assets under the management of Jennison, PIC or an unaffiliated subadviser, and any subadviser would be compensated only with respect to assets allocated to its management.

  The proposal to allow PIFM to employ other subadvisers without a shareholder vote, subject to Board approval, is subject to certain conditions. The first condition is that the Active Balanced Fund shareholders must approve this grant of authority to the Board of Directors. Second, this proposal may be implemented only if the Active Balanced Fund is permitted to rely on an exemptive order previously issued by the Securities and Exchange Commission or it receives a new exemptive order authorizing the arrangement.

  Subject to satisfaction of these two conditions, which cannot be assured, PIFM would be permitted, with Board approval but without further shareholder approval, to employ new subadvisers for the Fund, change the terms of the Fund's subadvisory agreements or enter into new subadvisory agreements with existing subadvisers. Shareholders would be notified of any changes in subadvisers or of any material amendments to subadvisory agreements. Shareholders of the Fund would continue to have the right to terminate any subadvisory agreement at any time by a vote of the majority of the outstanding voting securities of the Fund.

  .Borrowing

  If approved by its shareholders, Active Balanced Fund's investment restriction regarding borrowing would be modified to allow borrowing of up to 33 1/3% of Active Balanced Fund's total assets and to delete the requirement that such borrowing can be made only from banks. Active Balanced Fund currently can borrow up to 30% of its total assets, and only from banks.

  The proposed amendment to the Fund's fundamental investment restriction would facilitate the future development and adoption of an interfund lending program with other Prudential Funds. The Fund (and other Prudential Funds) intends to apply to the Commission for an exemption from interfund borrowing, pursuant to authorization by the Board of Directors obtained in November 1999. There is, of course, no assurance that the Commission would grant such request. If the Commission did grant the request, the Fund would be allowed to borrow from other Prudential Funds. The ability to engage in borrowing transactions with other participating Prudential Funds as part of the "interfund lending program" may allow the Fund to obtain lower interest rates on money borrowed for temporary or emergency purposes.

  Approval of this proposal will not by itself result in implementation of the interfund lending program. Among other things, any such program would be subject to receipt of a Commission exemptive order.

  In addition to the proposed change to the fundamental investment restriction relating to borrowing, the Board approved a proposal to amend the Fund's fundamental investment restriction on lending. If only one of the two proposals is approved by shareholders, then the Fund's fundamental investment restrictions will be amended only to the extent of shareholder approval.

  If both of the proposed changes to borrowing and lending are adopted and the Fund were to participate in an interfund lending program, there is a risk that a borrowing fund could have a loan recalled on one day's notice and the borrowing fund might then have to borrow from a bank at a higher interest rate if money could not be borrowed from another Prudential Fund. There is also a risk that a lending fund could experience a delay in obtaining prompt repayment of a loan. A lending fund would not necessarily have received collateral for its loan, although it could require that collateral be provided as a condition for making an interfund loan. A delay in obtaining prompt payment could cause a lending fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment.

  .Investment in Securities of Other Investment Companies

  If approved by shareholders, Active Balanced Fund's investment restriction regarding the purchase of shares of investment companies would be modified to permit Active Balanced Fund to invest in the shares of other investment companies as permitted under applicable law or by an order of the Commission. The Fund (and other Prudential mutual funds, including Balanced Fund) has received an order permitting it to invest up to 25% of its assets, representing cash collateral from securities lending transactions and uninvested cash, in certain other Prudential mutual funds. Approval by shareholders of this amended investment restriction would allow Active Balanced Fund to invest a greater portion of its assets in Prudential money market funds and short-term bond funds. To the extent that Active Balanced Fund does invest in securities of other investment companies, shareholders may be subject to duplicate management and advisory fees.

  .Securities Lending

  If approved by shareholders, Active Balanced Fund's investment restriction regarding securities lending would be modified to permit Active Balanced Fund to make loans of portfolio securities in amounts up to 33 1/3% of Active Balanced Fund's total assets and as permitted by an order of the Commission. Active Balanced Fund currently may loan its portfolio securities in an amount up to 30% of its total assets. The proposed amendment to the Fund's fundamental investment restriction would facilitate the future development and adoption of an interfund lending program with other Prudential Funds, as described above. The nature of such a program and the risks associated with the Fund's participation therein are set forth above under "Borrowing". Shareholders would be asked to consider, and vote separately, on the Fund's fundamental investment restrictions relating to borrowing and lending.

                     PURCHASES, REDEMPTIONS AND EXCHANGES

PURCHASING SHARES

  The price to buy one share of each Fund is each Fund's net asset value, or NAV, plus, in the case of Class A and Class C shares, a front-end sales charge. Each Fund offers Class A, Class B, Class C and Class Z shares.

  The Class A shares you receive in the Reorganization are not subject to a front-end sales charge although additional purchases after the Reorganization will be subject to the Active Balanced Fund Class A sales charge schedule (which is the same as that for Balanced Fund Class A shares).

  The contingent deferred sales charge (CDSC) imposed on Class B shares of Balanced Fund is identical to that charged by Active Balanced Fund. Class B shares are sold with a 5% CDSC that declines over seven years. Each CDSC declines by 1% every year with Class B shares automatically converting to Class A shares (which have a lower 12b-1 fee) approximately seven years after they are purchased.

  The sales charge imposed on Class C shares of Active Balanced Fund is identical to that charged by Balanced Fund. Class C shares are sold with a 1% front-end load and a 1% CDSC for shares redeemed within 18 months of purchase.

  The Class B or Class C shares you receive in the Reorganization will be subject to the identical CDSC that is applicable to your Balanced Fund investment. In other words, the contingent deferred sales charge will be calculated from the first day of the month after your purchase of shares of Balanced Fund, exclusive of any time during which you may have been invested in a money market fund.

  Both Funds also offer Class Z shares, which are sold without either a front-end load or a CDSC and are available only to a limited group of investors. You will receive the same class of shares in Active Balanced Fund that you own in Balanced Fund.

  Shares in both Funds are purchased at the next NAV calculated after your investment is received and accepted. Each Fund's NAV is normally calculated each business day at 4:15 p.m., New York time. Refer to each Fund's Prospectus for more information regarding how to buy shares.

REDEEMING SHARES

  The redemption policies for each Fund are identical. Your shares will be sold at the next NAV, less any applicable CDSC imposed on Class B and Class C shares, calculated after your order is received and accepted. Refer to each Fund's Prospectus for more information regarding how to sell shares.

MINIMUM INVESTMENT REQUIREMENTS

  For both Funds, the minimum initial investment amount is $1,000 for Class A and Class B shares and $2,500 for Class C shares. The minimum additional investment amount is $100. There is no minimum investment for Class Z shares.

PURCHASES AND REDEMPTIONS OF BALANCED FUND

  On May 8, 2000, Balanced Fund stopped accepting orders to purchase or exchange into its shares of any class, except for purchases by certain automatic investment, retirement and savings programs and plans (excluding IRA accounts). Balanced Fund shareholders may continue to acquire shares through dividend reinvestment.

  Shareholders of Balanced Fund may redeem shares of Balanced Fund through the Closing Date of the Reorganization. If the Reorganization is approved, the purchase and redemption policies of the combined fund will be the same as the current policies of Active Balanced Fund.

EXCHANGES OF FUND SHARES

  The exchange privilege currently offered by each Fund is the same and is not expected to change after the Reorganization. Shareholders of the Funds may exchange their shares for shares of the same class of any other Prudential mutual fund. If you hold Class B or Class C shares and wish to exchange into a money market fund, you must exchange into Prudential Special Money Market Fund, Inc. During the time you are invested in Prudential Special Money Market Fund, Inc., the period of time during which your contingent deferred sales charge is calculated is frozen. Refer to each Fund's Prospectus for restrictions governing exchanges.

DIVIDENDS AND OTHER DISTRIBUTIONS

  Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Balanced Fund pays any dividends from net investment income typically every quarter, although the Board of Trustees recently changed this to an annual dividend payment. Active Balanced Fund pays any dividends from net investment income typically once a year. Net realized capital gains for both Funds, if any, are also distributed annually. On or before the Closing Date, Balanced Fund may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gains. Such dividends or other distributions generally will be subject to federal income taxes.

             FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

  Each Fund has received an opinion of outside counsel that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Accordingly, no gain or loss will be recognized by the Funds or their shareholders as a result of the Reorganization. Please see the section entitled "The Proposed Transaction--Federal Income Tax Considerations With Respect to the Reorganization" for more information.

  During the period between shareholder approval and the Closing Date, the investment adviser may sell certain securities to make portfolio adjustments to Balanced Fund and Active Balanced Fund in connection with the Reorganization. Selling these securities may result in realization of capital gains, which, when distributed, would be taxable to the selling Fund's shareholders.

                           THE PROPOSED TRANSACTION

REORGANIZATION PLAN

  The Agreement and Plan of Reorganization describes the terms and conditions under which the proposed transaction may be completed. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix A to this Proxy Statement.

  The Agreement contemplates (a) Active Balanced Fund acquiring as of the Closing Date all of the assets of Balanced Fund in exchange solely for shares of Active Balanced Fund and the assumption by Active Balanced Fund of Balanced Fund's liabilities; and (b) the distribution of shares of Active Balanced Fund to the shareholders of Balanced Fund as provided for in the Agreement.

  The assets of Balanced Fund to be acquired by Active Balanced Fund include all cash, cash equivalents, securities, receivables (including interest or dividends receivable), claims and other property owned by Balanced Fund, and any deferred or prepaid expenses shown as an asset on the books of Balanced Fund on the Closing Date. Active Balanced Fund will assume from Balanced Fund all liabilities, debts and obligations of Balanced Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date and whether or not specifically referred to in the Agreement; provided, however, that Balanced Fund will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

  Active Balanced Fund will deliver to Balanced Fund the number of full and fractional shares of Active Balanced Fund having an aggregate net asset value equal to the value of the assets of Balanced Fund less the liabilities of Balanced Fund as of the Closing Date. Balanced Fund will then distribute the Active Balanced Fund shares pro rata to its shareholders, Class A shares for Class A shares, Class B shares for Class B shares, Class C shares for Class C shares and Class Z shares for Class Z shares.

  The value of Balanced Fund's assets to be acquired by Active Balanced Fund and the amount of its liabilities to be assumed by Active Balanced Fund will be determined as of the close of business on the Closing Date, using the valuation procedures set forth in Balanced Fund's Prospectus and Statement of Additional Information. The net asset value of a share of Active Balanced Fund will be determined as of the same time using the valuation procedures set forth in its Prospectus and Statement of Additional Information. The valuation procedures are the same for each Fund.

  As of the Closing Date, Balanced Fund will distribute to its shareholders of record the shares of Active Balanced Fund it receives, so that each Balanced Fund shareholder will receive the number of full and fractional shares of Active Balanced Fund equal in value to the aggregate net asset value of shares of Balanced Fund held by such shareholder on the Closing Date. Balanced Fund will then be terminated as soon as practicable. The distribution of shares of Active Balanced Fund will be accomplished by opening accounts on the books of Active Balanced Fund in the names of the Balanced Fund shareholders and by transferring to such accounts shares of Active Balanced Fund. Each Balanced Fund shareholder's account will be credited with the respective pro rata number of full and fractional shares of Active Balanced Fund due that shareholder. If requested, Active Balanced Fund will issue certificates representing its shares only upon surrender of shares of Balanced Fund.

  Immediately after the Reorganization, each former Balanced Fund shareholder will own shares of Active Balanced Fund equal to the aggregate net asset value of that shareholder's shares of Balanced Fund immediately prior to the Reorganization. The net asset value per share of Active Balanced Fund will not be affected by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder's interest.

  Any transfer taxes payable upon issuance of shares of Active Balanced Fund in a name other than that of the registered holder of the shares on the books of Balanced Fund as of that time will be payable by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Balanced Fund is and will continue to be its responsibility up to and including the Closing Date and such later date on which Balanced Fund is terminated.

  The completion of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a Fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE REORGANIZATION

  The Board of Directors/Board of Trustees (the Boards) of each Fund have each determined that the Reorganization is in the best interests of the shareholders of their respective Fund and that the Reorganization will not result in a dilution of the interests of shareholders of either Fund.

  In considering the Reorganization, the Boards each considered a number of factors, including the following:

  --the compatibility of the Funds' investment objectives, policies and restrictions;

  --the relative past and current growth in assets and investment performance of the Funds and future prospects for Active Balanced Fund;

  --the effect of the Reorganization on the economies of scales of the Funds;

  --the estimated costs of the Reorganization;

  --the tax consequences of the Reorganization;

  --the relative size of the Funds; and

  --the benefits to the shareholders of the Funds.

  PIFM and PIC recommended the Reorganization to the Boards at the meeting of the Boards held on May 2, 2000. In recommending the Reorganization, PIFM and PIC advised the Boards that the Funds have similar investment objectives, policies and investment portfolios. PIFM and PIC informed the Boards that the Funds differed primarily with respect to the Funds' net asset sizes.

  The Board considered that, if the Reorganization is approved, shareholders of Balanced Fund would likely incur lower total combined fund operating expenses. It is expected that if the Reorganization is consummated, total operating expenses would be lowered from 1.17% to 1.16% of average daily net assets for Class A shares, from 1.92% to 1.91% of average daily net assets for Class B shares, from 1.92% to 1.91% of average daily net assets for Class C shares, and from 0.92% to 0.91% of average daily net assets for Class Z shares based on expenses incurred in the twelve months ended March 31, 2000.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

  Active Balanced Fund is a series of The Prudential Investment Portfolios, Inc. (the Company), which was incorporated in Maryland on August 10, 1995. It is registered with the Securities and Exchange Commission as an open-end management investment company. The Company is authorized to issue 3 billion of shares of common stock, $.001 par value per share, divided into three series. Each series may issue 1 billion shares, divided equally into four classes of shares, designated as Class A, Class B, Class C and Class Z common stock. Each class of common stock represents an interest in the same assets of Active Balanced Fund and is identical in all respects except that:

  --each class is subject to different sales charges and distribution and/or service (12b-1) fees, except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees;

  --each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class;

  --each class has a different exchange privilege;

  --only Class B shares have a conversion feature whereby Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase; and

  --Class Z shares are offered exclusively for sale to a limited group of investors.

  Shares of Active Balanced Fund, when issued for the net asset value thereof, are fully paid, nonassessable, fully transferable and redeemable at the option of the shareholder. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. The voting and dividend rights, the right of redemption and the privilege of exchange are described in Active Balanced Fund's Prospectus.

  Active Balanced Fund does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors unless less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholder meeting for the election of Directors. Under the Investment Company Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Director by votes cast in person or by proxy at a meeting called for that purpose. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least 10% of the Company's outstanding shares.

FEDERAL INCOME TAX CONSIDERATIONS WITH RESPECT TO THE REORGANIZATION

  The exchange of Balanced Fund's assets for Active Balanced Fund's shares and the assumption of the liabilities of Balanced Fund by Active Balanced Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code. With respect to the Reorganization, the Funds have received an opinion from Gardner, Carton & Douglas, counsel to Balanced Fund and Active Balanced Fund, based upon representations made by both Balanced Fund and Active Balanced Fund, substantially to the effect that, for federal income tax purposes:

  (1) The acquisition by Active Balanced Fund of substantially all of the assets of Balanced Fund in exchange solely for voting shares of Active Balanced Fund and the assumption by Active Balanced Fund of Balanced Fund's liabilities, if any, followed by the distribution of Active Balanced Fund's voting shares by Balanced Fund pro rata to its shareholders, as a liquidating distribution, and the liquidation of Balanced Fund pursuant to the Reorganization and constructively in exchange for the shareholders' Balanced Fund shares, will constitute a reorganization within the meaning of section 368(a)(1)(D) of the Internal Revenue Code, and Balanced Fund and Active Balanced Fund each will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

  (2) No gain or loss will be recognized by Balanced Fund upon the transfer of substantially all of its assets to Active Balanced Fund in exchange solely for Class A, Class B, Class C and Class Z shares of Active Balanced Fund and the assumption by Active Balanced Fund of Balanced Fund's liabilities, if any. In addition, no gain or loss will be recognized by Balanced Fund on the distribution of such shares to the Balanced Fund shareholders in liquidation of Balanced Fund;

  (3) No gain or loss will be recognized by Active Balanced Fund upon the acquisition of Balanced Fund's assets in exchange solely for Class A, Class B, Class C and Class Z shares of Active Balanced Fund and the assumption of Balanced Fund's liabilities, if any;

  (4) Balanced Fund's shareholders will recognize no gain or loss upon the receipt of Class A, Class B, Class C and Class Z shares of Active Balanced Fund solely in exchange for and in cancellation of Balanced Fund shares of beneficial interest, as described above and in the Agreement;

  (5) Active Balanced Fund's basis in the assets acquired from Balanced Fund will be the same as the basis of such assets in the hands of Balanced Fund immediately before the Reorganization, and the holding period of such assets acquired by Active Balanced Fund will include the holding period thereof when held by Balanced Fund immediately before the Reorganization;

  (6) Balanced Fund shareholders' basis in the Class A, Class B, Class C and Class Z shares of Active Balanced Fund to be received by them pursuant to the Reorganization will be the same as their respective basis in the Class A, Class B, Class C and Class Z shares of Balanced Fund to be constructively surrendered in exchange therefor; and

  (7) The holding period of Active Balanced Fund shares to be received by Balanced Fund shareholders will include the period during which Balanced Fund shares to be constructively surrendered in exchange therefor were held; provided such Balanced Fund shares were held as capital assets by those shareholders on the date of the Reorganization.

  Shareholders of Balanced Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

CONCLUSION

  The Agreement and Plan of Reorganization was approved by the Boards of Balanced Fund and the Company, respectively, at the Board meeting held on May 2, 2000. The Board of each Fund determined that the proposed Reorganization is in the best interests of shareholders of the Fund and that the interests of existing shareholders of Balanced Fund and Active Balanced Fund would not be diluted as a result of the Reorganization. If the Reorganization is not completed, Balanced Fund will continue to engage in business as a registered investment company and the Board of Trustees of Balanced Fund will consider other proposals for the Fund, including proposals for the reorganization or liquidation of the Fund. If the Reorganization is not approved, it is likely that Balanced Fund shareholders will be solicited to vote on matters similar to those described above under "Operations of Active Balanced Fund Following the Reorganization--The Potential Impact of a Special Meeting of Shareholders of Active Balanced Fund."

               ADDITIONAL INFORMATION ABOUT ACTIVE BALANCED FUND

  Active Balanced Fund's Prospectus dated December 2, 1999, as supplemented August 30, 2000, is enclosed with this Prospectus/Proxy Statement and is incorporated into this Prospectus/Proxy Statement by reference. The Prospectus contains additional information about Active Balanced Fund, including its investment objective and policies, Manager, investment adviser, advisory fees and expenses and procedures for purchasing and redeeming shares. The Prospectus also contains Active Balanced Fund's financial highlights for the fiscal years ended September 30, 1999. The performance overview from Active Balanced Fund's Annual Report for the year ended September 30, 1999 is attached as Appendix B to this Prospectus/Proxy Statement.

                                 MISCELLANEOUS

LEGAL MATTERS

  Certain legal matters in connection with the issuance of Active Balanced Fund shares have been passed upon by Piper Marbury Rudnick & Wolfe L.L.P., special Maryland counsel to Active Balanced Fund. Certain legal and tax matters in connection with the reorganization have been or will be passed upon by Gardner, Carton & Douglas, counsel to Active Balanced Fund and Balanced Fund.

INDEPENDENT ACCOUNTANTS

  The financial statements of Balanced Fund and Active Balanced Fund, incorporated by reference into the Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the Annual Report to Shareholders for Balanced Fund's fiscal year ended July 31, 1999 and Active Balanced Fund's fiscal year ended September 30, 1999, respectively. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

AVAILABLE INFORMATION

  Balanced Fund and Active Balanced Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act, and in accordance with these laws, they each file reports, proxy material and other information with the Securities and Exchange Commission. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

  Please advise Balanced Fund, in care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Prospectus/Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

                             SHAREHOLDER PROPOSALS

  Any shareholder of Balanced Fund who wishes to submit a proposal to be considered by the Fund's shareholders at the next meeting of shareholders should send the proposal to Balanced Fund at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077, so as to be received within a reasonable time before the Board of Trustees of Balanced Fund makes the solicitation relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Balanced Fund's proxy materials. Including shareholder proposals in proxy materials is subject to limitations under federal securities laws. If the Reorganization is approved, it is unlikely that Balanced Fund will hold any more shareholders' meetings.

  The Balanced Fund's By-Laws provide that the Fund will not be required to hold annual meetings of shareholders if the election of Trustees is not required under the Investment Company Act. It is the present intention of the Board of Trustees not to hold annual meetings of shareholders unless required to do so by the Investment Company Act.

                                OTHER BUSINESS

  Management of Balanced Fund knows of no business to be presented at the Meeting other than the Proposal described in this Prospectus/Proxy Statement. However, if any other matter requiring a shareholder vote should arise, the proxies will vote according to their best judgment in the interest of Balanced Fund.

                                          By order of the Board of Trustees,

                                          MARGUERITE E. H. MORRISON
                                          Secretary

September 18, 2000

       IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                                  APPENDIX A
                     AGREEMENT AND PLAN OF REORGANIZATION

  Agreement and Plan of Reorganization (Agreement) made as of the 23rd day of August, 2000, by and between Prudential Balanced Fund (Balanced Fund) and Prudential Active Balanced Fund (Active Balanced Fund), a series of The Prudential Investment Portfolios, Inc. (the Company) (collectively, the Funds and each individually, a Fund). Balanced Fund is a business trust organized under the laws of the Commonwealth of Massachusetts. The Company is a corporation organized under the laws of the State of Maryland. Balanced Fund and the Company each maintains its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Shares of each Fund are divided into four classes, designated Class A, Class B, Class C and Class Z.

  This Agreement is intended to be, and is adopted as, a plan of reorganization pursuant to Section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). Upon receipt of such representations from each of the Funds as Gardner, Carton & Douglas may require, Gardner, Carton & Douglas will deliver the opinion referenced in paragraph 8.6 herein. The reorganization will comprise the transfer of all of the assets of Balanced Fund, in exchange solely for shares of common stock of Active Balanced Fund, and Active Balanced Fund's assumption of Balanced Fund's liabilities, if any, and the constructive distribution, after the Closing Date hereinafter referred to, of such shares of Active Balanced Fund to the shareholders of Balanced Fund, in termination of Balanced Fund as provided herein, all upon the terms and conditions as hereinafter set forth.

  In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

    1. Transfer of Assets of Balanced Fund in Exchange for Shares of Active Balanced Fund and Assumption of Liabilities, if any, and Termination of Balanced Fund.

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Balanced Fund agrees to sell, assign, transfer and deliver its assets, as set forth in paragraph 1.2, to Active Balanced Fund, and Active Balanced Fund agrees (a) to issue and deliver to Balanced Fund in exchange therefor the number of shares in Active Balanced Fund determined by dividing the net asset value of Balanced Fund allocable to Class A, Class B, Class C and Class Z shares of common stock (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value allocable to a Class A, Class B, Class C and Class Z share of Active Balanced Fund (rounded to the third decimal place) (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all of Balanced Fund's liabilities, if any, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3 (Closing).

    1.2 The assets of Balanced Fund to be acquired by Active Balanced Fund shall include without limitation all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and other property of any kind owned by Balanced Fund and any deferred or prepaid expenses shown as assets on the books of Balanced Fund on the closing date provided in paragraph 3 (Closing Date). Active Balanced Fund has no plan or intent to sell or otherwise dispose of any assets of Balanced Fund, other than in the ordinary course of business.

    1.3 Except as otherwise provided herein, Active Balanced Fund will assume from Balanced Fund all debts, liabilities, obligations and duties of Balanced Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Agreement; provided, however, that Balanced Fund agrees to utilize its best efforts to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date.

    1.4 On or immediately prior to the Closing Date, Balanced Fund will declare and pay to its shareholders of record dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of its investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gains, if any, for all taxable years through the Closing Date so as to retain its qualification as a regulated investment company pursuant to Section 851 of the Internal Revenue Code.

    1.5 On a date (Termination Date) as soon after the Closing Date as is conveniently practicable but in any event within 30 days of the Closing Date, Balanced Fund will distribute pro rata to its Class A, Class B, Class C and Class Z shareholders of record, determined as of the close of business on the Closing Date, the Class A, Class B, Class C and Class Z shares of

  Active Balanced Fund received by Balanced Fund pursuant to paragraph 1.1 in exchange for their interest in Balanced Fund. Such distribution will be accomplished by opening accounts on the books of Active Balanced Fund in the names of Balanced Fund shareholders and transferring thereto the shares credited to the account of Balanced Fund on the books of Active Balanced Fund. Each account opened shall be credited with the respective pro rata number of Active Balanced Fund Class A, Class B, Class C and Class Z shares due Balanced Fund's Class A, Class B, Class C and Class Z shareholders, respectively. Fractional shares of Active Balanced Fund shall be rounded to the third decimal place. On or about the Closing Date, if appropriate, the Company will file Articles of Transfer with the State Department of Assessments and Taxation of the State of Maryland. Upon the receipt of an order from the Securities and Exchange Commission (SEC) indicating acceptance of the Form N-8F that Balanced Fund must file pursuant to the Investment Company Act of 1940, as amended (Investment Company Act) to deregister as an investment company, Balanced Fund will file with the Commonwealth of Massachusetts such documents as may be required, but in any event such termination will be completed within twelve months following the Closing Date.

    1.6 Active Balanced Fund shall not issue certificates representing its shares in connection with such exchange. With respect to any Balanced Fund shareholder holding Balanced Fund share certificates as of the Closing Date, until Active Balanced Fund is notified by Balanced Fund's transfer agent that such shareholder has surrendered his or her outstanding Balanced Fund share certificates or, in the event of lost, stolen or destroyed share certificates, posted adequate bond or submitted a lost certificate form, as the case may be, Active Balanced Fund will not permit such shareholder to
  (1) receive dividends or other distributions on Active Balanced Fund shares in cash (although such dividends and distributions shall be credited to the account of such shareholder established on Active Balanced Fund's books pursuant to paragraph 1.5, as provided in the next sentence), (2) exchange Active Balanced Fund shares credited to such shareholder's account for shares of other Prudential Mutual Funds, or (3) pledge or redeem such shares. In the event that a shareholder is not permitted to receive dividends or other distributions on Active Balanced Fund shares in cash as provided in the preceding sentence, Active Balanced Fund shall pay such dividends or other distributions in additional Active Balanced Fund shares, notwithstanding any election such shareholder shall have made previously with respect to the payment of dividends or other distributions on shares of Balanced Fund. Balanced Fund will, at its expense, request its shareholders to surrender their outstanding Balanced Fund share certificates, post adequate bond or submit a lost certificate form, as the case may be.

    1.7 Ownership of Active Balanced Fund shares will be shown on the books of the Company's transfer agent. Shares of Active Balanced Fund will be issued in the manner described in Active Balanced Fund's then-current prospectus and statement of additional information.

    1.8 Any transfer taxes payable upon issuance of shares of Active Balanced Fund in a name other than the registered holder of the shares being exchanged on the books of Balanced Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

    1.9 Any reporting responsibility with the SEC or any state securities commission of Balanced Fund is, and shall remain, the responsibility of Balanced Fund up to and including the Termination Date.

    1.10 All books and records of Balanced Fund, including all books and records required to be maintained under the Investment Company Act and the rules and regulations thereunder, shall be available to Active Balanced Fund from and after the Closing Date and shall be turned over to Active Balanced Fund on or prior to the Termination Date.

    2. Valuation

    2.1 The value of Balanced Fund's assets and liabilities to be acquired and assumed, respectively, by Active Balanced Fund shall be the net asset value computed as of 4:15 p.m., New York time, on the Closing Date (such time and date being hereinafter called the Valuation Time), using the valuation procedures set forth in Balanced Fund's then-current prospectus and statement of additional information.

    2.2 The net asset value of Class A, Class B, Class C and Class Z shares of Active Balanced Fund shall be the net asset value for Class A, Class B, Class C and Class Z shares computed as of the Valuation Time, using the valuation procedures set forth in Active Balanced Fund's then-current prospectus and statement of additional information.

    2.3 The number of Active Balanced Fund shares to be issued (including fractional shares, if any) in exchange for Balanced Fund's net assets shall be calculated as set forth in paragraph 1.1.

    2.4 All computations of net asset value shall be made by or under the direction of Prudential Investments Fund Management LLC (PIFM) in accordance with its regular practice as manager of the Funds.

    3. Closing and Closing Date

    3.1 The Closing Date shall be November 3, 2000 or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be at the office of the Company or at such other place as the parties may agree.

    3.2 State Street Bank and Trust Company (State Street), as custodian for Balanced Fund, shall deliver to Active Balanced Fund at the Closing a certificate of an authorized officer of State Street stating that (a) Balanced Fund's portfolio securities, cash and any other assets have been transferred in proper form to Active Balanced Fund on the Closing Date and
  (b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.

    3.3 In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange (NYSE) or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the net assets of Balanced Fund and of the net asset value per share of Active Balanced Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

    3.4 Balanced Fund shall deliver to Active Balanced Fund on or prior to the Termination Date the names and addresses of its shareholders and the number of outstanding shares owned by each such shareholder, all as of the close of business on the Closing Date, certified by the Transfer Agent of Balanced Fund. Active Balanced Fund shall issue and deliver to Balanced Fund at the Closing a confirmation or other evidence satisfactory to Balanced Fund that shares of Active Balanced Fund have been or will be credited to Balanced Fund's account on the books of the Active Balanced Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    4. Representations and Warranties

    4.1 Balanced Fund represents and warrants as follows:

      4.1.1 Balanced Fund is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts;

      4.1.2 Balanced Fund is an open-end management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

      4.1.3 Balanced Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Declaration of Trust or By-Laws of Balanced Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Balanced Fund is a party or by which Balanced Fund is bound;

      4.1.4 All material contracts or other commitments to which Balanced Fund, or the properties or assets of Balanced Fund, is subject, or by which Balanced Fund is bound, except this Agreement, will be terminated on or prior to the Closing Date without Balanced Fund or Active Balanced Fund incurring any liability or penalty with respect thereto;

      4.1.5 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Balanced Fund or any of its properties or assets. Balanced Fund knows of no facts that might form the basis for the institution of such proceedings, and Balanced Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      4.1.6 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Cash Flows, Statement of Changes in Net Assets, and Financial Highlights of Balanced Fund at July 31, 1999 and for the year then ended (copies of which have been furnished to Active Balanced Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of Balanced Fund as of and for the period ended on such date, and there are no material known liabilities of Balanced Fund (contingent or otherwise) not disclosed therein;

      4.1.7 Since July 31, 1999, there has not been any material adverse change in Balanced Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Balanced Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Active Balanced Fund. For the purposes of this paragraph 4.1.7, a decline in net asset value, net asset value per share or change in the number of shares outstanding shall not constitute a material adverse change;

      4.1.8 At the date hereof and at the Closing Date, all federal and other tax returns and reports of Balanced Fund required by law to have been filed on or before such dates shall have been timely filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of Balanced Fund's knowledge, all federal or other taxes required to be shown on any such return or report have been shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      4.1.9 For each past taxable year since it commenced operations, Balanced Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, Balanced Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

      4.1.10 All issued and outstanding shares of Balanced Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of Balanced Fund will, at the time of the Closing, be held in the name of the persons and in the amounts set forth in the list of shareholders submitted to Active Balanced Fund in accordance with the provisions of paragraph 3.4. Balanced Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares, except for the Class B shares which have the conversion feature described in Balanced Fund's current prospectus;

      4.1.11 At the Closing Date, Balanced Fund will have good and marketable title to its assets to be transferred to Active Balanced Fund pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens, claims, charges or other encumbrances, and, upon delivery and payment for such assets, Active Balanced Fund will acquire good and marketable title thereto;

      4.1.12 The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of Balanced Fund and by all necessary corporate action, other than shareholder approval, on the part of Balanced Fund, and this Agreement constitutes a valid and binding obligation of Balanced Fund, subject to shareholder approval;

      4.1.13 The information furnished and to be furnished by Balanced Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and

      4.1.14 On the effective date of the registration statement filed with the SEC by the Company on Form N-14 relating to the shares of Active Balanced Fund issuable thereunder, and any supplement or amendment thereto (Registration Statement), at the time of the meeting of the shareholders of Balanced Fund and on the Closing Date, the Proxy Statement of Balanced Fund, the Prospectus of Active Balanced Fund and the Statements of Additional

    Information of both Funds to be included in the Registration Statement (collectively, Proxy Statement) (i) will comply in all material respects with the provisions and regulations of the Securities Act of 1933 (1933 Act), the Securities Exchange Act of 1934 (1934 Act) and the Investment Company Act and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in light of the circumstances under which they were made or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph
    4.1.14 shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by Active Balanced Fund for use therein.

    4.2 Active Balanced Fund represents and warrants as follows:

      4.2.1 Active Balanced Fund is a series of the Company which is a corporation duly organized and validly existing under the laws of the State of Maryland;

      4.2.2 The Company is an open-end management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

      4.2.3 Active Balanced Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of the Company or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party or by which Active Balanced Fund is bound;

      4.2.4 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against Active Balanced Fund or any of its properties or assets, except as previously disclosed in writing to Balanced Fund. Active Balanced Fund knows of no facts that might form the basis for the institution of such proceedings, and the Company on behalf of Active Balanced Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      4.2.5 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of Active Balanced Fund at September 30, 1999 and for the fiscal year then ended (copies of which have been furnished to Balanced Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of Active Balanced Fund as of and for the period ended on such date, and there are no known material liabilities of Active Balanced Fund (contingent or otherwise) not disclosed therein;

      4.2.6 Since September 30, 1999, there has not been any material adverse change in Active Balanced Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Active Balanced Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Balanced Fund. For the purposes of this paragraph, a decline in net asset value, net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change;

      4.2.7 At the date hereof and at the Closing Date, all federal and other tax returns and reports of Active Balanced Fund required by law to have been filed on or before such dates shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of Active Balanced Fund's knowledge, all federal or other taxes required to be shown on any such return or report are shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      4.2.8 For each past taxable year since it commenced operations, Active Balanced Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, Active Balanced Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

      4.2.9 All issued and outstanding shares of Active Balanced Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, Active Balanced Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares, except for Class B shares which have a conversion feature described in Active Balanced Fund's prospectus dated December 2, 1999;

      4.2.10 The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of the Company and by all necessary corporate action on the part of the Company, and this Agreement constitutes a valid and binding obligation of the Company on behalf of Active Balanced Fund;

      4.2.11 The shares of Active Balanced Fund to be issued and delivered to Balanced Fund pursuant to this Agreement will, at the Closing Date, have been duly authorized and, when issued and delivered as provided in this Agreement, will be duly and validly issued and outstanding shares of Active Balanced Fund, fully paid and non-assessable;

      4.2.12 The information furnished and to be furnished by Active Balanced Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is and shall comply in all material respects with applicable federal securities and other laws and regulations; and

      4.2.13 On the effective date of the Registration Statement, at the time of the meeting of the shareholders of Balanced Fund and on the Closing Date, the Proxy Statement and the Registration Statement (i) will comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the Investment Company Act, (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) with respect to the Registration Statement, at the time it becomes effective, it will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.2.13 shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information furnished by Balanced Fund for use therein.

    5. Covenants of Active Balanced Fund and Balanced Fund

    5.1 Balanced Fund and Active Balanced Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by the normal operations of the Funds, except as may otherwise be required by paragraph 1.4 hereof.

    5.2 Balanced Fund covenants to call a shareholders' meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) under the Investment Company Act).

    5.3 Balanced Fund covenants that Active Balanced Fund shares to be received by Balanced Fund in accordance herewith are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.4 Balanced Fund covenants that it will assist Active Balanced Fund in obtaining such information as Active Balanced Fund reasonably requests concerning the beneficial ownership of Balanced Fund's shares.

    5.5 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and will do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.6 Balanced Fund covenants to prepare the Proxy Statement in compliance with the 1934 Act, the Investment Company Act and the rules and regulations under each such Act.

    5.7 Balanced Fund covenants that it will, from time to time, as and when requested by Active Balanced Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as Active Balanced Fund may deem necessary or desirable in order to vest in and confirm to Active Balanced Fund title to and possession of all the assets of Balanced Fund to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

    5.8 Active Balanced Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act (including the determinations of the Company's Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

    5.9 The Company on behalf of Active Balanced Fund covenants that it will, from time to time, as and when requested by Balanced Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take and cause to be taken such further action, as Balanced Fund may deem necessary or desirable in order to (i) vest in and confirm to Balanced Fund title to and possession of all the shares of Active Balanced Fund to be transferred to Balanced Fund pursuant to this Agreement and (ii) assume all of Balanced Fund's liabilities in accordance with this Agreement.

    6. Conditions Precedent to Obligations of Balanced Fund

    The obligations of Balanced Fund to consummate the transactions provided for herein shall be subject to the performance by Active Balanced Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    6.1 All representations and warranties of Active Balanced Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    6.2 Active Balanced Fund shall have delivered to Balanced Fund on the Closing Date a certificate executed in the Company's name by its President or a Vice President in form and substance satisfactory to Balanced Fund and dated as of the Closing Date, to the effect that the representations and warranties of Active Balanced Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Balanced Fund shall reasonably request.

    6.3 Balanced Fund shall have received on the Closing Date a favorable opinion from Piper Marbury Rudnick & Wolfe LLP, special Maryland counsel to the Company, dated as of the Closing Date, to the effect that:

      6.3.1 The Company is duly incorporated and validly existing as a Maryland corporation, with power under its charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

      6.3.2 This Agreement has been duly authorized, executed and delivered by an authorized officer of the Company on behalf of Active Balanced Fund and, assuming due authorization, execution and delivery of the Agreement by Balanced Fund, is a valid and binding obligation of the Company on behalf of Active Balanced Fund enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and further subject to the qualification that no opinion is expressed as to the validity or enforceability of any provision regarding the choice of New York law to govern the Agreement;

      6.3.3 The shares of Active Balanced Fund to be distributed to Balanced Fund shareholders under this Agreement, assuming their due authorization and delivery as contemplated by this Agreement, will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of Active Balanced Fund has any pre-emptive right under Maryland law to subscribe for or purchase such shares;

      6.3.4 The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, (i) conflict with the Company's charter or By-Laws or (ii) result in a default or a breach of (a) the Management Agreement for Active Balanced Fund dated January 23, 1998 and amended and restated on January 1, 2000 between the Company and Prudential Investments Fund Management LLC, (b) the Custodian Contract dated June 1, 1998 between the Company and State Street Bank and Trust Company, (c) the Distribution Agreement dated June 1, 1998 between the Company and Prudential Investment Management Services LLC, and (d) the Transfer Agency and Service Agreement dated October 27, 1995 between the Company and Prudential Mutual Fund Services, Inc.; provided, however, that such counsel may state that they express no opinion with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; and provided further that insofar as performance by the Company of its obligations under this Agreement is concerned, such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

    6.3.5 To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by the Company on behalf of Active Balanced Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act and such as may be required under state Blue Sky or securities laws;

    6.3.6 The Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

    6.3.7 Such counsel knows and has not made independent inquiry or investigation to ascertain the existence of any litigation or government proceeding instituted or threatened against Active Balanced Fund that could be required to be disclosed in its registration statement on Form N-1A and is not so disclosed.

    7. Conditions Precedent to Obligations of Active Balanced Fund

    The obligations of Active Balanced Fund to complete the transactions provided for herein shall be subject to the performance by Balanced Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    7.1 All representations and warranties of Balanced Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    7.2 Balanced Fund shall have delivered to Active Balanced Fund on the Closing Date a statement of its assets and liabilities, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of its portfolio securities showing the adjusted tax bases of such securities by lot, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of Balanced Fund.

    7.3 Balanced Fund shall have delivered to Active Balanced Fund on the Closing Date a certificate executed in its name by the President or a Vice President of Balanced Fund, in form and substance satisfactory to Active Balanced Fund and dated as of the Closing Date, to the effect that the representations and warranties of Balanced Fund made in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Active Balanced Fund shall reasonably request.

    7.4 On or immediately prior to the Closing Date, Balanced Fund shall have declared and paid to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of such Fund's investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gain, if any, of Balanced Fund for all completed taxable years from the inception of the Fund through the Closing Date.

    7.5 Active Balanced Fund shall have received on the Closing Date a favorable opinion from Gardner, Carton & Douglas, counsel to Balanced Fund, dated as of the Closing Date, to the effect that:

      7.5.1 Balanced Fund is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its prospectus;

      7.5.2 This Agreement has been duly authorized for execution and delivery by an authorized officer of Balanced Fund and constitutes a valid and legally binding obligation of Balanced Fund enforceable against Balanced Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding New York law to govern this agreement;

      7.5.3 The execution and delivery of the Agreement did not, and the performance by Balanced Fund of its obligations hereunder will not, (i) violate Balanced Fund's Declaration of Trust or By-Laws or (ii) result in a default or a breach of (a) the Management Agreement, dated March 1, 1988, between Balanced Fund and Prudential Investments Fund Management LLC as successor to Prudential Mutual Fund Management, Inc.,
    (b) the Custodian Contract, dated September 4, 1987, between Balanced Fund and State Street Bank and Trust Company, (c) the Distribution Agreement dated June 1, 1998, between Balanced Fund and Prudential Investment Management Services LLC, and (d) the Transfer Agency and Service Agreement, dated January 1, 1988, between Balanced Fund and Prudential Mutual Fund Services, Inc.; provided, however, that such counsel may state that they express no opinion in their opinion pursuant to this paragraph 7.5.3 with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; provided further that insofar as performance by Balanced Fund of its obligations under this Agreement is concerned, such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

      7.5.4 All regulatory consents, authorizations and approvals required to be obtained by Balanced Fund under the federal laws of the United States, and the laws of the Commonwealth of Massachusetts for the consummation of the transactions contemplated by this Agreement have been obtained (other than such as may be required under Massachusetts securities laws or Blue Sky laws as to which such counsel may state that they express no opinion);

      7.5.5 Such counsel knows of no litigation or any governmental proceeding instituted or threatened against Balanced Fund that would be required to be disclosed in the Registration Statement and is not so disclosed; and

      7.5.6 Balanced Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

    Such opinion may rely on an opinion of Massachusetts counsel to the extent it addresses Massachusetts law. As to paragraph 7.5.2, such counsel may state that they have assumed that the agreement is governed by the laws of the State of Illinois.

    8. Further Conditions Precedent to Obligations of Active Balanced Fund and Balanced Fund

    The obligations of each Fund hereunder are subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of (a) the Board of Trustees of Balanced Fund and the Board of Directors of the Company, as to the determinations set forth in Rule 17a-8(a) under the Investment Company Act,
  (b) the Board of Directors of the Company as to the assumption by Active Balanced Fund of the liabilities of Balanced Fund and (c) the holders of the outstanding shares of Balanced Fund in accordance with the provisions of Balanced Fund's Declaration of Trust, and certified copies of the resolutions evidencing such approvals shall have been delivered to Active Balanced Fund and Balanced Fund, as applicable.

    8.2 Any proposed change to Active Balanced Fund's operations that may be approved by the Board of Directors of the Company subsequent to the date of this Agreement but in connection with and as a condition to implementing the transactions contemplated by this Agreement, for which the approval of Active Balanced Fund's shareholders is required pursuant to the Investment Company Act or otherwise, shall have been approved by the requisite vote of the holders of the outstanding shares of the Active Balanced Fund in accordance with the Investment Company Act and Maryland law, and certified copies of the resolutions evidencing such approval shall have been delivered to Balanced Fund.

    8.3 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    8.4 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such authorities) deemed necessary by Active Balanced Fund or Balanced Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Active Balanced Fund or Balanced Fund, provided that either party hereto may for itself waive any part of this condition.

    8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.

    8.6 Balanced Fund and Active Balanced Fund shall have received on or before the Closing Date an opinion of Gardner, Carton & Douglas satisfactory to Balanced Fund and to Active Balanced Fund, substantially to the effect that for federal income tax purposes:

      8.6.1 The acquisition by Active Balanced Fund of the assets of Balanced Fund in exchange solely for voting shares of Active Balanced Fund and the assumption by Active Balanced Fund of Balanced Fund's liabilities, if any, followed by the distribution of Active Balanced Fund's voting shares by Balanced Fund pro rata to its shareholders, as a liquidating distribution and constructively in exchange for their Balanced Fund shares, will constitute a reorganization within the meaning of Section 368(a)(1)(D) of the Internal Revenue Code, and Balanced Fund and Active Balanced Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code;

      8.6.2 Balanced Fund's shareholders will recognize no gain or loss upon the receipt of Class A, Class B, Class C and Class Z shares of Active Balanced Fund solely in exchange for and in cancellation of the Balanced Fund shares as described above and in the Agreement;

      8.6.3 No gain or loss will be recognized by Balanced Fund upon the transfer of its assets to Active Balanced Fund in exchange solely for Class A, Class B, Class C and Class Z shares of Active Balanced Fund and the assumption by Active Balanced Fund of Balanced Fund's liabilities, if any. In addition, no gain or loss will be recognized by Balanced Fund on the distribution of such shares to the Balanced Fund shareholders in liquidation of Balanced Fund;

      8.6.4 No gain or loss will be recognized by Active Balanced Fund upon the acquisition of Balanced Fund's assets in exchange solely for Class A, Class B, Class C and Class Z shares of Active Balanced Fund and the assumption of Balanced Fund's liabilities, if any;

      8.6.5 Active Balanced Fund's basis in the assets acquired from Balanced Fund will be the same as the basis thereof when held by Balanced Fund immediately before the transfer, and the holding period of such assets acquired by Active Balanced Fund will include the holding period thereof when held by Balanced Fund immediately before the transfer;

      8.6.6 Balanced Fund shareholders' basis in the Class A, Class B, Class C and Class Z shares of Active Balanced Fund to be received by them pursuant to the reorganization will be the same as their basis in the Class A, Class B, Class C and Class Z shares of Balanced Fund to be constructively surrendered in exchange therefor; and

      8.6.7 The holding period of Active Balanced Fund shares to be received by Balanced Fund shareholders will include the period during which Balanced Fund shares to be constructively surrendered in exchange therefor were held; provided such Balanced Fund shares were held as capital assets by those shareholders on the date of the exchange.

    In rendering this opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 3.4.

    9. Finder's Fees and Expenses

    9.1 Each Fund represents and warrants to the other that there are no finder's fees payable in connection with the transactions provided for herein.

    9.2 The expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement shall be allocated to Balanced Fund and Active Balanced Fund pro rata in a fair and equitable manner in proportion to their respective assets.

    10. Entire Agreement; Survival of Warranties

    10.1 This Agreement constitutes the entire agreement between the Funds.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

    11. Termination

    Either Fund may at its option terminate this Agreement at or prior to the Closing Date because of:

      11.1 A material breach by the other of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date; or

      11.2 A condition herein expressed to be precedent to the obligations of either party not having been met and it reasonably appearing that it will not or cannot be met; or

      11.3 A mutual written agreement of Balanced Fund and Active Balanced
    Fund.

    In the event of any such termination, there shall be no liability for damages on the part of either Fund (other than the liability of the Funds to pay their allocated expenses pursuant to paragraph 9.2) or any Director/Trustee or officer of the Company or Balanced Fund.

    12. Amendment

    This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders' meeting called by Balanced Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of shares of Active Balanced Fund to be distributed to Balanced Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

    13. Notices

    Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, or prepaid certified mail or overnight service addressed to Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Marguerite E. H. Morrison.

    14. Headings; Counterparts; Governing Law; Assignment

    14.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

    14.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    15. No Personal Liability

    Balanced Fund's Declaration of Trust provides that no shareholder of the Fund shall be subject to any personal liability whatsoever to any person in connection with the Fund's property, or the acts, obligations or affairs of the Fund. No Trustee, officer, employee or agent of Balanced Fund shall be subject to any personal liability whatsoever to any person, other than the Fund or its shareholders, in connection with the Fund's property or the affairs of the Fund, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duty to such person; and all persons shall look solely to the Fund's property for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any shareholder, Trustee, officer, employee or agent, as such, of Balanced Fund is made a party to any suit or proceeding to enforce any such liability, he or it shall not, on account thereof, be held to any personal liability.

  IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its President or Vice President.

                                          Prudential Balanced Fund

                                            /s/ Robert F. Gunia
                                          By:
                                            -----------------------------------
                                                Vice President

                                          The Prudential Investment
                                          Portfolios, Inc.

                                            /s/ John R. Strangfeld
                                          By:
                                            -----------------------------------
                                                President

                                  APPENDIX B

                PERFORMANCE OVERVIEW FROM THE ANNUAL REPORT OF
                 ACTIVE BALANCED FUND DATED SEPTEMBER 30, 1999

Performance Review
-------------------------------------------------------------------------------
(PHOTO) (PHOTO) (PHOTO)

Equity Portfolio Managers Mark S. Stumpp and James H. Scott, and Michael Lillard, team leader of the U.S. Liquidity team.

Investment Goals and Style
Prudential Active Balanced Fund seeks income and long-term growth of capital by investing in a portfolio of equity, fixed-income, and money market securities that is actively managed to take advantage of opportunities created by what we see as market misvaluations. The Fund's investments will be shifted among equity securities, fixed-income securities, and money market instruments to capitalize on such opportunities and to maximize the Fund's total investment return. Mark Stumpp and James Scott manage the asset allocation using a quantitative model. They also manage the stocks, using behavioral finance models to select securities they believe to be underpriced, but maintaining a risk profile like that of the S&P 500 Index. Prudential Investment's U.S. Liquidity Team manages the bonds. There can be no assurance that the Fund will meet its investment objective.

We moved well
We began our reporting period as the markets were rebounding from their steep decline in the summer of 1998. We were well above our neutral position in stocks, and the impact of the rebound was magnified by this overweight. As stocks moved up in price, we reduced our allocation, moving to a neutral one by year end and to an underweight by the end of the first quarter of 1999. This helped in the third quarter of 1999 when stocks generally declined. We held very little cash through most of the fiscal year, but rose above our neutral cash position at the end.

We held the leading growth stocks
We generally hold at least 175 different stocks and generally buy no more than
0.75 percentage points or less than their representation in the S&P 500 Index. Our goal is to limit the difference between our stock performance and that of the Index, while increasing the likelihood that our return will be higher than the Index. At the beginning of our reporting period, market gains were focused on a few key growth stocks. We emphasized the large-capitalization, growth-oriented stocks that then led the S&P 500 Index. In fact, companies like Microsoft, General Electric, and Wal-Mart were solid performers in the portfolio over the fiscal year. However, during the first quarter of 1999, their positive impact was offset by a decline of our value stocks, and we trailed the S&P 500 Index slightly. In the following quarter, value stocks shot ahead to lead the market, and ours drove us slightly ahead of our stock benchmark. In the last quarter of our fiscal year, the strength of our growth stocks supported our portfolio, as it held up better than the S&P 500 Index in a generally falling market. Over the full fiscal year, we benefited most from our stock selection in

Active Asset Allocation
Asset class has a greater impact on returns over the long term than selection of individual securities. We use quantitative models to determine which market sectors offer the best opportunities. Using companies' earnings expectations and stock prices, we compare the expected returns on stocks with the interest rates on bonds. We try to increase the proportion of the type of securities that offer the best value at any time, monitoring our allocation daily. We implement most of these allocation changes with stock and bond futures contracts because it is quicker and less expensive than trading the actual securities. Our neutral position is 57.5% stocks, 40% bonds, and 2.5% cash.

the strongly rising quarter that began our reporting period and in the declining market that ended it.

Our bonds had a positive return in a difficult period
The Lehman Aggregate Bond Index posted a negative return for the year, but our portfolio came in slightly positive. Bonds rose only marginally by the end of 1998, but investors had retreated from other securities to U.S. Treasury bonds in the summer panic. Corporate bonds performed better in the fall, as investors' confidence returned and demand for a higher yield increased. We had a significantly larger representation of corporate bonds than our benchmark. These corporate bonds and our focus on higher-grade bonds contributed to our superior bond return. Our modest overweight in mortgage-backed securities also helped.

Looking Ahead
Stocks are expensive
At the end of our reporting period, our quantitative model recommended a lower equity allocation than normal. This year's increase in interest rates and stock prices led us to favor bonds over stocks in making adjustments from our normal risk profile. However, the degree of market overvaluation varies considerably from day to day.

Performance at a Glance

Cumulative Total Returns1                         As of 9/30/99

                                   One         Five         Since
                                   Year        Years      Inception2
Class A                           16.07%        N/A          39.00%
Class B                           15.12         N/A          36.08
Class C                           15.12         N/A          36.08
Class Z                           16.32        85.05%       106.67
Lipper Balanced Fund Avg3         12.56        96.33         ***

Average Annual Total Returns1                            As of 9/30/99

                                   One         Five         Since
                                   Year        Years      Inception2
Class A                           10.27%        N/A          10.08%
Class B                           10.12         N/A          10.38
Class C                           12.97         N/A          10.85
Class Z                           16.32        13.10%        11.38

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, B, and C, 11/7/96; Class Z, 1/4/93.

3 Lipper average returns are for all funds in each share class for the one- and five-year periods in the Balanced Fund category. The Lipper average is unmanaged. Balanced funds are funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

***Lipper Since Inception returns are 42.02% for Class A, B, and C; and 115.21% for Class Z, based on all funds in each share class.

Review Cont'd.
-------------------------------------------------------------------------------

The uncertainty about interest-rate direction and the slowing U.S. economy have led us to increase our cash position to slightly above neutral.

Our stock portfolio emphasizes--within the limits we described earlier-- electronic technology, finance, technology services, manufacturers, and retailers. We are underrepresenting health technology and consumer nondurables. Our bond holdings favor corporate and mortgage-backed bonds because we believe they continue to offer an attractively greater return in a generally healthy economy.

Five Largest Equity Holdings
Expressed as a percentage of net assets as of 9/30/99

Microsoft Corporation          1.9%
Computer Software & Services
General Electric Co.           1.6
Diversified Operations
Wal-Mart Stores, Inc.          1.0
Retail
CISCO Systems, Inc.            1.0
Networking
IBM Corp.                      0.9
Computer Systems/Peripherals

Portfolio Composition
Expressed as a percentage of net assets as of 9/30/99
Bonds                            44.0%

Equity:
Electronic Tech & Services       11.8
Finance                           7.3
Producer Manufacturing            4.4
Utilities                         4.4
Health Services & Technology      4.1
Consumer Durables & Nondurables   3.5
Retail Trade                      3.5
Process Industries                2.3
Consumer Services                 1.7
Transportation                    0.9
Commercial Services               0.7
Energy & Nonenergy Minerals       0.1
Cash & Equivalents               11.3*

* Primarily collateral for stock and bond futures contracts used to manage asset allocation.

Comparing a $10,000 Investment
---------------------------------------------------------
Prudential Active Balanced Fund vs. the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index

Chart A
(GRAPH)

Average Annual Total Returns
With Sales Load
Since Inception        10.08%
One Year               10.27%

Without Sales Load
Since Inception        12.05%
One Year               16.07%


Chart B
(GRAPH)

Average Annual Total Returns
With Sales Load
Since Inception        10.38%
One Year               10.12%

Without Sales Load
Since Inception        11.23%
One Year               15.12%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These graphs compare a $10,000 investment in The Prudential Investment Portfolios, Inc.: Prudential Active Balanced Fund (Class A, B, C, and Z shares) with similar investments in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and the Lehman Brothers Government/Corporate Bond Index (the Lehman Index) by portraying the initial account values at the commencement of operations of each class, and subsequent account values at the end of each fiscal year (September 30), as measured on a quarterly basis, beginning in 1996 for Class A, B, and C shares, and in 1993 for Class Z shares. For purposes of the graphs, and unless otherwise indicated in the accompanying tables, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on September 30, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A

Chart C
(GRAPH)

Average Annual Total Returns
With Sales Load
Since Inception        10.85%
One Year               12.97%

Without Sales Load
Since Inception        11.23%
One Year               15.12%


Chart Z
(GRAPH)

Average Annual Total Returns
Since Inception        11.38%
Five Years             13.10%
One Year               16.32%

shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The Lehman Index is a weighted index comprising of public, fixed-rate, nonconvertible domestic corporate debt that is rated at least investment grade (BBB/Baa or higher) and public obligations of the U.S. Treasury. The S&P 500 Index is a market capitalization-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The Lehman Index and the S&P 500 Index are unmanaged indexes, and both include the reinvestment of all income and dividends, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The Lehman Index and the S&P 500 Index are not the only indexes that may be used to characterize performance of actively balanced funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index. These graphs are furnished to you in accordance with SEC regulations.

                               TABLE OF CONTENTS

VOTING INFORMATION.........................................................    1
SYNOPSIS...................................................................    3
Investment Objectives and Policies.........................................    3
Expense Structures.........................................................    4
The Proposed Reorganization................................................    4
Fund Operating Expenses....................................................    5
Comparative Fee Tables.....................................................    5
Examples of the Effect of Fund Expenses....................................    6
Pro Forma Capitalization and Ratios........................................    7
Forms of Organization......................................................    8
Performance Comparisons of the Funds.......................................    9
COMPARISON OF PRINCIPAL RISK FACTORS.......................................   10
INVESTMENT OBJECTIVES AND POLICIES.........................................   10
Investment Objectives......................................................   10
Principal Investment Strategies............................................   11
COMPARISON OF OTHER POLICIES OF THE FUNDS..................................   11
Diversification............................................................   11
Borrowing..................................................................   11
Lending....................................................................   11
Illiquid Securities........................................................   11
Temporary Defensive Investments............................................   11
OPERATIONS OF ACTIVE BALANCED FUND FOLLOWING THE REORGANIZATION............   12
The Potential Impact of a Special Meeting of Shareholders of Active
 Balanced Fund.............................................................   12
PURCHASES, REDEMPTIONS AND EXCHANGES.......................................   14
Purchasing Shares..........................................................   14
Redeeming Shares...........................................................   14
Minimum Investment Requirements............................................   14
Purchases and Redemptions of Balanced Fund.................................   14
Exchanges of Fund Shares...................................................   14
Dividends and Other Distributions..........................................   15
FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION......................   15
THE PROPOSED TRANSACTION...................................................   15
Reorganization Plan........................................................   15
Reasons for the Reorganization.............................................   16
Description of the Securities to be Issued.................................   17
Federal Income Tax Considerations With Respect to the Reorganization.......   17
Conclusion.................................................................   18
ADDITIONAL INFORMATION ABOUT ACTIVE BALANCED FUND..........................   18
MISCELLANEOUS..............................................................   18
Legal Matters..............................................................   18
Independent Accountants....................................................   19
Available Information......................................................   19
Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees.....   19
SHAREHOLDER PROPOSALS......................................................   19
OTHER BUSINESS.............................................................   19
APPENDIX A: Agreement and Plan of Reorganization between Prudential
 Balanced Fund and The Prudential Investment Portfolios, Inc., on behalf of
 Prudential Active Balanced Fund...........................................  A-1
APPENDIX B: Performance Overview from the Annual Report of Active Balanced
 Fund dated September 30, 1999.............................................  B-1

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.--PRUDENTIAL ACTIVE BALANCED FUND, GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077,
(800) 225-1852

                      STATEMENT OF ADDITIONAL INFORMATION

                           dated September 18, 2000

PRUDENTIAL BALANCED FUND, GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, (800) 225-1852

  This Statement of Additional Information specifically relates to the proposed transfer of all of the assets and the assumption of all of the liabilities, if any, of Prudential Balanced Fund (Balanced Fund) by Prudential Active Balanced Fund (Active Balanced Fund), a series of The Prudential Investment Portfolios, Inc. (the Company). This Statement of Additional Information consists of this cover page and the following described documents, each of which is attached hereto and incorporated herein by reference:

    1. Pro-Forma Financial Statements as of March 31, 2000.

    2. Statement of Additional Information of the Company dated December 2,
  1999.

    3. Annual Report of Active Balanced Fund for the fiscal year ended September 30, 1999 and Semi-Annual Report for the six months ended March 31, 2000.

    4. Annual Report of Balanced Fund for the fiscal year ended July 31, 1999 and Semi-Annual Report for the six months ended January 31, 2000.

  This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus and Proxy Statement dated September 18, 2000, relating to the above-referred matter. A copy of the Prospectus and Proxy Statement may be obtained from Active Balanced Fund without charge by writing or calling Active Balanced Fund at the address or phone number listed above.

  The following are pro-forma financial statements which give effect to the proposed transaction whereby all the assets of Prudential Balanced Fund will be exchanged for shares of Prudential Active Balanced Fund and Prudential Active Balanced Fund will assume the liabilities, if any, of Prudential Balanced Fund. Immediately thereafter, the shares of Prudential Active Balanced Fund will be distributed to the shareholders of Prudential Balanced Fund in a total liquidation of Prudential Balanced Fund, which will subsequently be terminated. The following pro-forma financial statements include a pro-forma Portfolio of Investments at March 31, 2000, a pro-forma Statement of Assets and Liabilities at March 31, 2000 and a pro-forma Statement of Operations for the 12 months ended March 31, 2000.

                        PRO-FORMA FINANCIAL STATEMENTS

                      PRO-FORMA PORTFOLIO OF INVESTMENTS

                                MARCH 31, 2000
                                  (UNAUDITED)

           SHARES (000)                 DESCRIPTION                         VALUE
 ------------------------------- ------------------------   --------------------------------------
                      ACTIVE                                                            ACTIVE
  ACTIVE           BALANCED FUND                              ACTIVE                 BALANCED FUND
 BALANCED BALANCED   PRO-FORMA                               BALANCED     BALANCED     PRO-FORMA
   FUND     FUND     COMBINED                                  FUND         FUND       COMBINED
 -------- -------- -------------                            ----------- ------------ -------------

                                 LONG-TERM INVESTMENTS--
                                 88.0%
                                 COMMON STOCKS--56.8%
                                 ADVERTISING--0.7%
                                 Interpublic Group of
   1,000    72,300     73,300    Companies, Inc..........   $    47,250 $  3,458,700 $  3,505,950
     --    108,000    108,000    Young & Rubicam Inc. ...           --     5,076,000    5,076,000
                                                            ----------- ------------ ------------
                                                                 47,250    8,534,700    8,581,950
                                                            ----------- ------------ ------------
                                 AEROSPACE/DEFENSE--0.1%
   3,600       --       3,600    General Dynamics Corp...       179,100          --       179,100
                                 Honeywell International,
   2,237       --       2,237    Inc.....................       117,862          --       117,862
   1,600       --       1,600    Lockheed Martin Corp....        32,700          --        32,700
   7,500       --       7,500    Raytheon Co. ...........       133,125          --       133,125
   5,500       --       5,500    The Boeing Co...........       208,656          --       208,656
                                                            ----------- ------------ ------------
                                                                671,443          --       671,443
                                                            ----------- ------------ ------------
                                 AIRLINES--0.5%
                                 America West Holdings
   5,600       --       5,600    Corp....................        86,800          --        86,800
   2,400   178,000    180,400    AMR Corp.(a)............        76,500    5,673,750    5,750,250
   2,700       --       2,700    Delta Airlines, Inc.....       143,775          --       143,775
   1,350       --       1,350    Southwest Airlines Co...        28,097          --        28,097
   4,900       --       4,900    UAL Corp.(a)............       293,387          --       293,387
                                                            ----------- ------------ ------------
                                                                628,559    5,673,750    6,302,309
                                                            ----------- ------------ ------------
                                 AUTOMOBILES & TRUCKS--
                                 0.7%
   9,700       --       9,700    Arvin Industries, Inc...       219,462          --       219,462
                                 Delphi Automotive
   3,500       --       3,500    Systems Corp............        56,000          --        56,000
  13,300    53,200     66,500    Ford Motor Co...........       610,969    2,443,875    3,054,844
   8,100    59,800     67,900    General Motors Corp.....       670,781    4,952,187    5,622,968
     400       --         400    PACCAR, Inc.............        20,000          --        20,000
                                                            ----------- ------------ ------------
                                                              1,577,212    7,396,062    8,973,274
                                                            ----------- ------------ ------------
                                 AUTOMOTIVE PARTS--0.2%
     --     22,800     22,800    BorgWarner, Inc.........           --       897,750      897,750
     --     45,600     45,600    Dana Corp...............           --     1,285,350    1,285,350
   5,200       --       5,200    TRW, Inc................       304,200          --       304,200
                                                            ----------- ------------ ------------
                                                                304,200    2,183,100    2,487,300
                                                            ----------- ------------ ------------

                  See Notes to Pro-Forma Financial Statements

           SHARES (000)                 DESCRIPTION                         VALUE
 ------------------------------- ------------------------   --------------------------------------
                      ACTIVE                                                            ACTIVE
  ACTIVE           BALANCED FUND                              ACTIVE                 BALANCED FUND
 BALANCED BALANCED   PRO-FORMA                               BALANCED     BALANCED     PRO-FORMA
   FUND     FUND     COMBINED                                  FUND         FUND       COMBINED
 -------- -------- -------------                            ----------- ------------ -------------

                                 LONG-TERM INVESTMENTS--
                                 (CONTINUED)
                                 COMMON STOCKS--
                                 (CONTINUED)
                                 BANKING--1.0%
  5,994       --        5,994    Bank One Corp...........   $   206,044 $        --  $    206,044
  4,300    43,900      48,200    Chase Manhattan Corp....       374,906    3,827,531    4,202,437
    --     78,100      78,100    Comerica Inc............           --     3,270,438    3,270,438
 12,900       --       12,900    Dime Bancorp, Inc.......       238,650          --       238,650
  6,200       --        6,200    First Union Corp........       230,950          --       230,950
    --    255,200     255,200    Hanvit Bank(a)..........           --       797,500      797,500
                                 Huntington Bancshares,
  3,200       --        3,200    Inc.....................        71,600          --        71,600
 13,600       --       13,600    KeyCorp.................       258,400          --       258,400
  2,700    65,400      68,100    PNC Bank Corp. .........       121,669    2,947,087    3,068,756
  2,900       --        2,900    Regions Financial Corp..        66,156          --        66,156
  2,600       --        2,600    Suntrust Banks, Inc.....       150,150          --       150,150
                                                            ----------- ------------ ------------
                                                              1,718,525   10,842,556   12,561,081
                                                            ----------- ------------ ------------
                                 BEVERAGES--0.5%
                                 Anheuser-Busch
  2,600       --        2,600    Companies, Inc..........       161,850          --       161,850
  7,900       --        7,900    Coca-Cola Co............       370,806          --       370,806
 11,600   160,900     172,500    PepsiCo, Inc. ..........       400,925    5,561,106    5,962,031
                                                            ----------- ------------ ------------
                                                                933,581    5,561,106    6,494,687
                                                            ----------- ------------ ------------
                                 BUILDING & CONSTRUCTION
 10,500       --       10,500    Centex Corp.............       250,031          --       250,031
 11,500       --       11,500    Pulte Corp..............       240,063          --       240,063
                                                            ----------- ------------ ------------
                                                                490,094          --       490,094
                                                            ----------- ------------ ------------
                                 BUSINESS SERVICES--0.4%
  2,700       --        2,700    Kelly Services, Inc.....        64,631          --        64,631
  2,800       --        2,800    Omnicom Group, Inc......       261,625          --       261,625
  1,734   135,424     137,158    Sabre Holdings Corp.(a).        64,063    5,002,224    5,066,287
                                                            ----------- ------------ ------------
                                                                390,319    5,002,224    5,392,543
                                                            ----------- ------------ ------------
                                 CHEMICALS--1.5%
    --    458,600     458,600    Agrium, Inc. (Canada)...           --     3,632,663    3,632,663
  1,100    50,400      51,500    Dow Chemical Co.........       125,400    5,745,600    5,871,000
    --    351,500     351,500    Geon Co.................           --     7,557,250    7,557,250
    --     95,900      95,900    Lyondell Chemical Co....           --     1,414,525    1,414,525
    400       --          400    Praxair, Inc............        16,650          --        16,650
  7,100       --        7,100    Schulman (A.), Inc......        94,075          --        94,075
    300       --          300    Union Carbide Corp......        17,494          --        17,494
                                                            ----------- ------------ ------------
                                                                253,619   18,350,038   18,603,657
                                                            ----------- ------------ ------------
                                 COMMERCIAL SERVICES
    600       --          600    Paychex, Inc............        31,425          --        31,425
                                                            ----------- ------------ ------------
                                 COMPUTER SERVICES--0.1%
                                 Automatic Data
  1,900       --        1,900    Processing, Inc.........        91,675          --        91,675
                                 Electronic Data Systems,
  2,500       --        2,500    Corp....................       160,469          --       160,469
                                 Network Appliance,
  1,000       --        1,000    Inc.(a).................        82,750          --        82,750
  1,000       --        1,000    Unisys Corp.(a).........        25,500          --        25,500
                                 VERITAS Software
  3,450       --        3,450    Corp.(a)................       451,950          --       451,950
  3,800       --        3,800    Yahoo, Inc.(a)..........       651,225          --       651,225
                                                            ----------- ------------ ------------
                                                              1,463,569          --     1,463,569
                                                            ----------- ------------ ------------
                                 COMPUTER SOFTWARE &
                                 SERVICES--5.2%
  1,400       --        1,400    Adobe Systems, Inc......       155,838          --       155,838
 13,000    97,100     110,100    America Online, Inc.(a).        874,50    6,529,975    7,404,225
 42,600   201,100     243,700    Cisco Systems, Inc.(a)..     3,293,512   15,547,544   18,841,056
                                 Computer Associates
 10,300       --       10,300    International, Inc......       609,631          --       609,631

                  See Notes to Pro-Forma Financial Statements

           SHARES (000)                 DESCRIPTION                         VALUE
 ------------------------------- ------------------------   --------------------------------------
                      ACTIVE                                                            ACTIVE
  ACTIVE           BALANCED FUND                              ACTIVE                 BALANCED FUND
 BALANCED BALANCED   PRO-FORMA                               BALANCED     BALANCED     PRO-FORMA
   FUND     FUND     COMBINED                                  FUND         FUND       COMBINED
 -------- -------- -------------                            ----------- ------------ -------------

                                 LONG-TERM INVESTMENTS--
                                 (CONTINUED)
                                 COMMON STOCKS--
                                 (CONTINUED)
                                 COMPUTER SOFTWARE &
                                 SERVICES--(CONTINUED)
                                 Comverse Technology,
  2,050       --        2,050    Inc.(a).................   $   387,450 $        --  $    387,450
  3,200       --        3,200    DST Systems, Inc.(a)....       207,800          --       207,800
  5,700    59,800      65,500    EMC Corp.(a)............       712,500    7,475,000    8,187,500
 31,300    71,100     102,400    Microsoft Corp.(a)......     3,325,625    7,554,375   10,880,000
 21,800   163,900     185,700    Oracle Systems Corp.(a).     1,701,763   12,794,444   14,496,207
    600       --          600    Siebel Systems, Inc.(a).        71,663          --        71,663
                                 Sun Microsystems,
 12,600       --       12,600    Inc.(a).................     1,180,659          --     1,180,659
  6,100       --        6,100    Teradyne, Inc.(a).......       501,725          --       501,725
                                                            ----------- ------------ ------------
                                                             13,022,416   49,901,338   62,923,754
                                                            ----------- ------------ ------------
                                 COMPUTER
                                 SYSTEMS/PERIPHERALS--
                                 0.2%
  2,500       --        2,500    Apple Computer, Inc.(a).       339,531          --       339,531
  4,800       --        4,800    Dell Computer Corp.(a)..       258,900          --       258,900
  7,300       --        7,300    Hewlett-Packard Co......       967,706          --       967,706
                                 International Business
 11,300       --       11,300    Machines Corp...........     1,333,400          --     1,333,400
                                 Seagate Technology,
    100       --          100    Inc.(a).................         6,025          --         6,025
                                                            ----------- ------------ ------------
                                                              2,905,562          --     2,905,562
                                                            ----------- ------------ ------------
                                 CONSTRUCTION--1.9%
                                 Hanson PLC (ADR) (United
    --    376,900     376,900    Kingdom)................           --    13,332,838   13,332,838
    --    260,500     260,500    U.S. Home Corp.(a)......           --     9,899,000    9,899,000
                                                            ----------- ------------ ------------
                                                                    --    23,231,838   23,231,838
                                                            ----------- ------------ ------------
                                 CONTAINERS--0.2%
                                 Crown Cork & Seal Co.,
    --    150,700     150,700    Inc.....................           --     2,411,200    2,411,200
                                                            ----------- ------------ ------------
                                 COSMETICS/TOILETRIES--
                                 0.4%
  3,000    79,000      82,000    Colgate-Palmolive Co....       169,125    4,453,625    4,622,750
  2,300       --        2,300    Kimberly-Clark Corp.....       128,800          --       128,800
                                                            ----------- ------------ ------------
                                                                297,925    4,453,625    4,751,550
                                                            ----------- ------------ ------------
                                 DISTRIBUTION/WHOLESALERS
  1,800       --        1,800    Costco Wholesale Corp. .        94,613          --        94,613
                                                            ----------- ------------ ------------
                                 DIVERSIFIED CONSUMER
                                 PRODUCTS--0.4%
    --     43,100      43,100    Gillette Co. ...........           --     1,624,331    1,624,331
  4,500    47,900      52,400    Procter & Gamble Co. ...       253,125    2,694,375    2,947,500
  5,717       --        5,717    Unilever NV.............       275,131          --       275,131
                                                            ----------- ------------ ------------
                                                                528,256    4,318,706    4,846,962
                                                            ----------- ------------ ------------
                                 DIVERSIFIED
                                 MANUFACTURING--0.8%
  1,100    29,900      31,000    Corning, Inc. ..........       213,400    5,800,600    6,014,000
  2,600       --        2,600    Eaton Corp. ............       202,800          --       202,800
                                 Illinois Tool Works,
  1,200    64,900      66,100    Inc. ...................        66,300    3,585,725    3,652,025
                                 Minnesota Mining &
  1,400       --        1,400    Manufacturing Co........       123,987          --       123,987
    500       --          500    Textron, Inc............        30,438          --        30,438
                                 Trinity Industries,
  4,200       --        4,200    Inc.....................        99,487          --        99,487
                                                            ----------- ------------ ------------
                                                                736,412    9,386,325   10,122,737
                                                            ----------- ------------ ------------
                                 DIVERSIFIED OPERATIONS--
                                 2.8%
 20,300    54,450      74,750    General Electric Co.....     3,150,306    8,449,959   11,600,265
    --    125,100     125,100    JDS Uniphase Corp.(a)...           --    15,082,369   15,082,369
                                 Nabisco Group Holdings
    --    418,500     418,500    Corp....................           --     5,022,000    5,022,000
                                 Tomkins PLC (ADR)
    --    152,200     152,200    (United Kingdom)........           --     2,016,650    2,016,650
                                                            ----------- ------------ ------------
                                                              3,150,306   30,570,978   33,721,284
                                                            ----------- ------------ ------------

                  See Notes to Pro-Forma Financial Statements

           SHARES (000)                 DESCRIPTION                         VALUE
 ------------------------------- ------------------------   --------------------------------------
                      ACTIVE                                                            ACTIVE
  ACTIVE           BALANCED FUND                              ACTIVE                 BALANCED FUND
 BALANCED BALANCED   PRO-FORMA                               BALANCED     BALANCED     PRO-FORMA
   FUND     FUND     COMBINED                                  FUND         FUND       COMBINED
 -------- -------- -------------                            ----------- ------------ -------------

                                 LONG-TERM INVESTMENTS--
                                 (CONTINUED)
                                 COMMON STOCKS--
                                 (CONTINUED)
                                 ELECTRICAL SERVICES--
                                 0.9%
     --    96,400      96,400    AES Corp.(a)............   $       --  $  7,591,500 $  7,591,500
     --    82,500      82,500    PECO Energy Co. ........           --     3,042,187    3,042,187
                                                            ----------- ------------ ------------
                                                                    --    10,633,687   10,633,687
                                                            ----------- ------------ ------------
                                 ELECTRICAL UTILITIES--
                                 0.6%
                                 American Electric Power
     200      --          200    Co., Inc. ..............         5,963          --         5,963
                                 Central & South West
   8,200      --        8,200    Corp....................       139,912          --       139,912
                                 Consolidated Edison,
   2,600      --        2,600    Inc. ...................        75,400          --        75,400
   5,600      --        5,600    DTE Energy Co...........       162,400          --       162,400
   3,400      --        3,400    Duke Energy Corp........       178,500          --       178,500
   5,900      --        5,900    Edison International....        97,719          --        97,719
   7,900      --        7,900    Entergy Corp............       159,481          --       159,481
   7,700      --        7,700    FirstEnergy Corp. ......       158,813          --       158,813
   4,200      --        4,200    Florida Progress Corp...       192,675          --       192,675
   4,400      --        4,400    FPL Group, Inc. ........       202,675          --       202,675
   9,600      --        9,600    PG&E Corp...............       201,600          --       201,600
                                 Public Service Company
  15,000      --       15,000    of New Mexico...........       236,250          --       236,250
                                 Public Service
   2,500      --        2,500    Enterprise Group, Inc...        74,062          --        74,062
  17,300      --       17,300    Reliant Energy, Inc. ...       405,469          --       405,469
   5,700  176,400     182,100    Texas Utilities Co......       169,219    5,236,875    5,406,094
                                                            ----------- ------------ ------------
                                                              2,460,138    5,236,875    7,697,013
                                                            ----------- ------------ ------------
                                 ELECTRONIC COMPONENTS--
                                 4.4%
   7,400   72,800      80,200    Altera Corp.(a).........       660,450    6,497,400    7,157,850
   1,000      --        1,000    Analog Devices, Inc.(a).        80,563          --        80,563
   6,300      --        6,300    Atmel Corp.(a)..........       325,238          --       325,238
     --    28,600      28,600    Broadcom Corp.(a).......           --     6,946,225    6,946,225
   2,200      --        2,200    Emerson Electric Co. ...       116,325          --       116,325
  22,600  101,600     124,200    Intel Corp..............     2,981,787   13,404,850   16,386,637
   2,200      --        2,200    Jabil Circuit, Inc.(a)..        95,150          --        95,150
   6,700      --        6,700    KLA-Tencor Corp.(a).....       564,475          --       564,475
     --   128,300     128,300    LSI Logic Corp.(a)......           --     9,317,788    9,317,788
                                 Micron Technology,
   1,000      --        1,000    Inc.(a).................       126,000                   126,000
   3,630   71,300      74,930    Motorola, Inc...........       516,821   10,151,337   10,668,158
                                 Novellus Systems,
   1,800      --        1,800    Inc.(a).................       101,025          --       101,025
   4,400      --        4,400    Sanmina Corp.(a)........       297,275          --       297,275
  12,600      --       12,600    Solectron Corp.(a)......       504,787          --       504,787
   3,400      --        3,400    Texas Instruments, Inc..       544,000          --       544,000
   1,400      --        1,400    Xilinx, Inc.(a).........       115,938          --       115,938
                                                            ----------- ------------ ------------
                                                              7,029,834   46,317,600   53,347,434
                                                            ----------- ------------ ------------
                                 FINANCIAL SERVICES--5.6%
                                 Allmerica Financial
   3,900      --        3,900    Corp....................       198,900          --       198,900
   3,300      --        3,300    American Express Co.....       491,494                   491,494
                                 Associates First
     --   147,900     147,900    Capital.................           --     3,170,606    3,170,606
   6,000      --        6,000    Astoria Financial Corp..       170,250          --       170,250
   9,360      --        9,360    BankAmerica Corp. ......       490,815          --       490,815
                                 Bear Stearns Companies,
  10,430  163,446     173,876    Inc.....................       475,869    7,457,224    7,933,093
   7,900      --        7,900    Charles Schwab Corp. ...       448,819          --       448,819
  19,425      --       19,425    Citigroup, Inc..........     1,152,145          --     1,152,145
                                 Countrywide Credit
   2,900  102,800     105,700    Industries, Inc.........        79,025    2,801,300    2,880,325
     --   147,900     147,900    Edwards (A.G.), Inc.....           --     5,916,000    5,916,000
                                 Federal Home Loan
   5,100      --        5,100    Mortgage Corp...........       225,356          --       225,356
                                 Federal National
   7,400   28,200      35,600    Mortgage Association....       417,637    1,591,537    2,009,174
                                 Fleet Boston Financial
  15,900      --       15,900    Corp. ..................       580,350          --       580,350
                                 Golden West Financial
   5,000      --        5,000    Corp. ..................       155,937          --       155,937

                  See Notes to Pro-Forma Financial Statements

           SHARES (000)                 DESCRIPTION                         VALUE
 ------------------------------- ------------------------   --------------------------------------
                      ACTIVE                                                            ACTIVE
  ACTIVE           BALANCED FUND                              ACTIVE                 BALANCED FUND
 BALANCED BALANCED   PRO-FORMA                               BALANCED     BALANCED     PRO-FORMA
   FUND     FUND     COMBINED                                  FUND         FUND       COMBINED
 -------- -------- -------------                            ----------- ------------ -------------

                                 LONG-TERM INVESTMENTS--
                                 (CONTINUED)
                                 COMMON STOCKS--
                                 (CONTINUED)
                                 FINANCIAL SERVICES--
                                 (CONTINUED)
    --      15,500     15,500    Goldman, Sachs & Co.....   $       --  $  1,629,438 $  1,629,438
                                 Lehman Brothers
  2,400    196,400    198,800    Holdings, Inc...........       232,800   19,050,800   19,283,600
  3,900    239,950    243,850    MBNA Corp...............        99,450    6,118,725    6,218,175
                                 Merrill Lynch & Co.,
    700        --         700    Inc.....................        73,500          --        73,500
                                 Morgan Stanley, Dean
  9,200        --       9,200    Witter & Co.............       750,375          --       750,375
  9,000        --       9,000    PaineWebber Group, Inc..       396,000          --       396,000
                                 Providian Financial
  5,400     76,000     81,400    Corp....................       467,775    6,583,500    7,051,275
  3,400        --       3,400    SLM Holding Corp........       113,263          --       113,263
    --     140,500    140,500    Washington Mutual, Inc..           --     3,723,250    3,723,250
  9,300     50,500     59,800    Wells Fargo Co..........       380,719    2,067,344    2,448,063
                                                            ----------- ------------ ------------
                                                              7,400,479   60,109,724   67,510,203
                                                            ----------- ------------ ------------
                                 FOOD DISTRIBUTION
  1,000        --       1,000    SYSCO Corp..............        35,688          --        35,688
                                                            ----------- ------------ ------------
                                 FOODS--0.1%
                                 Archer-Daniels Midland
 10,914        --      10,914    Co......................       113,233          --       113,233
    500        --         500    Bestfoods...............        23,406          --        23,406
  6,700        --       6,700    ConAgra, Inc............       121,437          --       121,437
  5,400        --       5,400    General Mills, Inc......       195,412          --       195,412
  1,500        --       1,500    H.J. Heinz Co...........        52,313          --        52,313
 19,800        --      19,800    Ibp, Inc................       311,850          --       311,850
  1,600        --       1,600    Kellogg Co..............        41,000          --        41,000
    600        --         600    Quaker Oats Co..........        36,375          --        36,375
  4,200        --       4,200    Sara Lee Corp...........        75,600          --        75,600
                                                            ----------- ------------ ------------
                                                                970,626          --       970,626
                                                            ----------- ------------ ------------
                                 FUNERAL SERVICES--0.1%
                                 Service Corp.
    --     278,700    278,700    International(a)........           --       836,100      836,100
                                                            ----------- ------------ ------------
                                 HEALTH CARE
                                 SERVICES/HOSPITAL
                                 MANAGEMENT--2.2%
                                 Columbia/HCA Healthcare
  2,200    387,300    389,500    Corp....................        55,688    9,803,531    9,859,219
    --     443,000    443,000    HCR Manor Care, Inc.(a).           --     5,980,500    5,980,500
    --     438,800    438,800    Humana, Inc.(a).........           --     3,208,725    3,208,725
                                 Tenet Healthcare
    --     321,900    321,900    Corp.(a)................           --     7,403,700    7,403,700
  1,900        --       1,900    United Healthcare Corp..       113,288          --       113,288
                                                            ----------- ------------ ------------
                                                                168,976   26,396,456   26,565,432
                                                            ----------- ------------ ------------
                                 HOME FURNISHINGS
                                 Springs Industries,
  2,400        --       2,400    Inc.....................        91,200          --        91,200
                                                            ----------- ------------ ------------
                                 INSURANCE--2.4%
    900     65,100     66,000    Aetna, Inc..............        50,119    3,625,256    3,675,375
  6,600        --       6,600    Allstate Corp...........       157,163          --       157,163
                                 American International
 10,400     71,981     82,381    Group, Inc..............     1,138,800    7,881,920    9,020,720
    --      64,900     64,900    Chubb Corp..............           --     4,384,806    4,384,806
 25,800        --      25,800    Conseco, Inc............       295,087          --       295,087
                                 Hartford Financial
  2,200        --       2,200    Services Group..........       116,050          --       116,050
                                 Old Republic
 14,800        --      14,800    International Corp......       203,500          --       203,500
                                 St. Paul Companies,
 11,100        --      11,100    Inc.....................       378,787          --       378,787
    --     154,500    154,500    SAFECO Corp.............           --     4,103,906    4,103,906
                                 Selective Insurance
    --     212,100    212,100    Group, Inc..............           --     3,618,956    3,618,956
    --     121,600    121,600    Torchmark Corp..........           --     2,812,000    2,812,000
                                                            ----------- ------------ ------------
                                                              2,339,506   26,426,844   28,766,350
                                                            ----------- ------------ ------------
                                 INTERNET SOFTWARE--0.3%
    --      30,100     30,100    Software.com, Inc.(a)...           --     3,879,137    3,879,137
                                                            ----------- ------------ ------------

                  See Notes to Pro-Forma Financial Statements

           SHARES (000)                 DESCRIPTION                         VALUE
 ------------------------------- ------------------------   --------------------------------------
                      ACTIVE                                                            ACTIVE
  ACTIVE           BALANCED FUND                              ACTIVE                 BALANCED FUND
 BALANCED BALANCED   PRO-FORMA                               BALANCED     BALANCED     PRO-FORMA
   FUND     FUND     COMBINED                                  FUND         FUND       COMBINED
 -------- -------- -------------                            ----------- ------------ -------------

                                 LONG-TERM INVESTMENTS--
                                 (CONTINUED)
                                 COMMON STOCKS--
                                 (CONTINUED)
                                 LEISURE
  4,400       --        4,400    Carnival Corp...........   $   109,175 $        --  $    109,175
                                 Marriott International,
  2,500       --        2,500    Inc.....................        78,750          --        78,750
                                                            ----------- ------------ ------------
                                                                187,925          --       187,925
                                                            ----------- ------------ ------------
                                 MACHINERY & EQUIPMENT--
                                 0.8%
                                 Applied Materials,
  8,600    67,200      75,800    Inc.(a).................       810,550    6,333,600    7,144,150
    700       --          700    Deere & Co..............        26,600          --        26,600
    600       --          600    Dover Corp..............        28,725          --        28,725
    500       --          500    Ingersoll-Rand Co.......        22,125          --        22,125
                                 Rockwell International
    700       --          700    Corp....................        29,269          --        29,269
                                 United Dominion
                                 Industries, Ltd.
    --    131,200     131,200    (Canada)................           --     2,386,200    2,386,200
                                                            ----------- ------------ ------------
                                                                917,269    8,719,800    9,637,069
                                                            ----------- ------------ ------------
                                 MANUFACTURING--0.4%
    --    145,900     145,900    Donaldson Inc...........           --     3,291,869    3,291,869
                                 York International
    --     66,200      66,200    Corp....................           --     1,547,425    1,547,425
                                                            ----------- ------------ ------------
                                                                    --     4,839,294    4,839,294
                                                            ----------- ------------ ------------
                                 MEASURING & CONTROL
                                 INSTRUMENT
  4,100       --        4,100    Johnson Controls, Inc...       221,656          --       221,656
                                                            ----------- ------------ ------------
                                 MEDIA & ENTERTAINMENT--
                                 1.6%
    --    141,400     141,400    CBS Corp.(a)............           --     8,006,775    8,006,775
                                 Clear Channel
    --     60,400      60,400    Communications, Inc.(a).           --     4,171,375    4,171,375
  1,000       --        1,000    Dow Jones & Co., Inc. ..        71,812          --        71,812
  1,400       --        1,400    Gannett Co., Inc........        98,525          --        98,525
                                 Hispanic Broadcasting
  1,100       --        1,100    Corp.(a)................       124,575          --       124,575
                                 Infinity Broadcasting
    --    151,300     151,300    Corp.(a)................           --     4,898,338    4,898,338
                                 McGraw-Hill Companies,
    600       --          600    Inc.....................        27,300          --        27,300
 10,700       --       10,700    Time Warner, Inc........     1,070,000          --     1,070,000
 11,200       --       11,200    Walt Disney Co..........       463,400          --       463,400
                                                            ----------- ------------ ------------
                                                              1,855,612   17,076,488   18,932,100
                                                            ----------- ------------ ------------
                                 MEDICAL PRODUCTS &
                                 SERVICES--1.4%
                                 Baxter International,
  1,300       --        1,300    Inc. ...................        81,494          --        81,494
  5,900    42,950      48,850    Cardinal Health, Inc....       270,662    1,970,331    2,240,993
  6,700       --        6,700    Johnson & Johnson Co....       469,419          --       469,419
    100       --          100    Medtronic, Inc..........         5,144          --         5,144
                                 Pharmacia & Upjohn,
    --     51,800      51,800    Inc.....................           --     3,069,150    3,069,150
 13,800       --       13,800    Schering-Plough Corp....       507,150          --       507,150
                                 Tyco International,
 17,000   191,100     208,100    Ltd.....................       847,875    9,531,112   10,378,987
  6,600       --        6,600    Warner-Lambert Co.......       643,500          --       643,500
                                                            ----------- ------------ ------------
                                                              2,825,244   14,570,593   17,395,837
                                                            ----------- ------------ ------------
                                 MEDICAL TECHNOLOGY--0.6%
  9,600   109,700     119,300    Abbott Laboratories.....       337,800    3,860,069    4,197,869
  9,900       --        9,900    Amgen, Inc.(a)..........       607,612          --       607,612
    700       --          700    Biogen, Inc.(a).........        48,913          --        48,913
    --    108,600     108,600    IMS Health, Inc.........           --     1,839,413    1,839,413
                                                            ----------- ------------ ------------
                                                                994,325    5,699,482    6,693,807
                                                            ----------- ------------ ------------
                                 METALS-NON FERROUS--1.7%
    --     94,800      94,800    Alcoa Inc...............           --     6,659,700    6,659,700
    --    163,800     163,800    Reynolds Metals Co......           --    10,954,125   10,954,125
                                 UCAR International
    --    271,000     271,000    Inc.(a).................           --     3,573,812    3,573,812
                                                            ----------- ------------ ------------
                                                                    --    21,187,637   21,187,637
                                                            ----------- ------------ ------------

                  See Notes to Pro-Forma Financial Statements

            SHARES (000)                  DESCRIPTION                         VALUE
 --------------------------------- ------------------------   --------------------------------------
                        ACTIVE                                                            ACTIVE
  ACTIVE             BALANCED FUND                              ACTIVE                 BALANCED FUND
 BALANCED  BALANCED    PRO-FORMA                               BALANCED     BALANCED     PRO-FORMA
   FUND      FUND      COMBINED                                  FUND         FUND       COMBINED
 -------- ---------- -------------                            ----------- ------------ -------------

                                   LONG-TERM INVESTMENTS--
                                   (CONTINUED)
                                   COMMON STOCKS--
                                   (CONTINUED)
                                   METALS PROCESSING
                                   Precision Castparts
  8,800          --        8,800   Corp. ..................   $   321,200 $        --  $    321,200
                                                              ----------- ------------ ------------
                                   MINING--1.0%
    --       387,000     387,000   Newmont Mining Corp. ...           --     8,683,313    8,683,313
                                   Stillwater Mining
    --        83,900      83,900   Co.(a) .................           --     3,356,000    3,356,000
                                                              ----------- ------------ ------------
                                                                      --    12,039,313   12,039,313
                                                              ----------- ------------ ------------
                                   OFFICE EQUIPMENT &
                                   SUPPLIES
  1,100          --        1,100   Pitney Bowes, Inc. .....        49,156          --        49,156
                                                              ----------- ------------ ------------
                                   OIL & GAS EQUIPMENT &
                                   SERVICES--5.2%
                                   Anadarko Petroleum
    --       114,600     114,600   Corp....................           --     4,433,587    4,433,587
    --        95,900      95,900   Baker Hughes, Inc. .....           --     2,900,975    2,900,975
                                   Burlington Resources,
    --        74,600      74,600   Inc. ...................           --     2,760,200    2,760,200
    --       169,700     169,700   Enron Corp..............           --    12,706,287   12,706,287
    --       121,636     121,636   KeySpan Corp............           --     3,360,195    3,360,195
                                   McDermott International,
    --       477,300     477,300   Inc.....................           --     4,385,194    4,385,194
    --       248,100     248,100   Noble Affiliates, Inc...           --     8,140,781    8,140,781
                                   Pioneer Natural
    --     1,145,400   1,145,400   Resources Co.(a)........           --    12,169,875   12,169,875
                                   Western Gas Resources,
    --       468,600     468,600   Inc.....................           --     7,439,025    7,439,025
                                   Williams Companies,
    --       104,900     104,900   Inc.....................           --     4,609,044    4,609,044
                                                              ----------- ------------ ------------
                                                                      --    62,905,163   62,905,163
                                                              ----------- ------------ ------------
                                   OIL & GAS
                                   EXPLORATION/PRODUCTION--
                                   0.2%
 11,500          --       11,500   Apache Corp.............       572,125          --       572,125
  2,300          --        2,300   Atlantic Richfield Co...       195,500          --       195,500
  4,800          --        4,800   Coastal Corp............       220,800          --       220,800
 15,532          --       15,532   Exxon Mobil Corp........     1,208,584          --     1,208,584
                                   Royal Dutch Petroleum
  7,300          --        7,300   Co......................       420,206          --       420,206
  3,100          --        3,100   Texaco, Inc.............       166,237          --       166,237
  2,800          --        2,800   USX-Marathon Group......        72,975          --        72,975
                                                              ----------- ------------ ------------
                                                                2,856,427          --     2,856,427
                                                              ----------- ------------ ------------
                                   OIL & GAS SERVICES--0.1%
  2,500          --        2,500   Amerada Hess Corp.......       161,562          --       161,562
  4,400          --        4,400   Chevron Corp............       406,725          --       406,725
  1,600          --        1,600   Schlumberger, Ltd.......       122,400          --       122,400
  1,400          --        1,400   Sempra Energy...........        23,450          --        23,450
                                                              ----------- ------------ ------------
                                                                  714,137          --       714,137
                                                              ----------- ------------ ------------
                                   PAPER & FOREST
                                   PRODUCTS--0.8%
                                   Champion International
    100          --          100   Corp. ..................         5,325          --         5,325
                                   International Paper
  1,900          --        1,900   Co. ....................        81,225          --        81,225
    --       257,900     257,900   Longview Fibre Co.......           --     3,804,025    3,804,025
                                   Louisiana-Pacific
 18,100      429,300     447,400   Corp. ..................       251,137    5,956,538    6,207,675
                                   Willamette Industries,
  3,800          --        3,800   Inc.....................       152,475          --       152,475
                                                              ----------- ------------ ------------
                                                                  490,162    9,760,563   10,250,725
                                                              ----------- ------------ ------------
                                   PHARMACEUTICALS--1.2%
  1,800          --        1,800   Allergan, Inc...........        90,000          --        90,000
                                   Bristol-Myers Squibb
 13,200       81,700      94,900   Co......................       762,300    4,718,175    5,480,475
  7,300          --        7,300   Eli Lilly & Co. ........       459,900          --       459,900
 16,800       67,400      84,200   Merck & Co., Inc........     1,043,700    4,187,225    5,230,925
 27,300       64,400      91,700   Pfizer, Inc.............       998,156    2,354,625    3,352,781
                                                              ----------- ------------ ------------
                                                                3,354,056   11,260,025   14,614,081
                                                              ----------- ------------ ------------

                  See Notes to Pro-Forma Financial Statements

           SHARES (000)                 DESCRIPTION                         VALUE
 ------------------------------- ------------------------   --------------------------------------
                      ACTIVE                                                            ACTIVE
  ACTIVE           BALANCED FUND                              ACTIVE                 BALANCED FUND
 BALANCED BALANCED   PRO-FORMA                               BALANCED     BALANCED     PRO-FORMA
   FUND     FUND     COMBINED                                  FUND         FUND       COMBINED
 -------- -------- -------------                            ----------- ------------ -------------

                                 LONG-TERM INVESTMENTS--
                                 (CONTINUED)
                                 COMMON STOCKS--
                                 (CONTINUED)
                                 PHOTOGRAPHY--0.7%
  1,600   160,400     162,000    Eastman Kodak Co........   $    86,900 $  8,711,725 $  8,798,625
                                                            ----------- ------------ ------------
                                 PRECIOUS METALS
    700       --          700    Barrick Gold Corp.......        10,981          --        10,981
                                                            ----------- ------------ ------------
                                 PRINTING & PUBLISHING--
                                 0.5%
                                 Donnelley (R.R.) & Sons
    --    149,300     149,300    Co......................           --     3,125,969    3,125,969
  2,100       --        2,100    Knight-Ridder, Inc......       106,969          --       106,969
    900    50,800      51,700    New York Times Co.......        38,644    2,181,225    2,219,869
  2,800       --        2,800    Tribune Co..............       102,375          --       102,375
                                                            ----------- ------------ ------------
                                                                247,988    5,307,194    5,555,182
                                                            ----------- ------------ ------------
                                 RAILROADS
                                 Canadian National
  3,800       --        3,800    Railway Co..............       101,413          --       101,413
                                                            ----------- ------------ ------------
                                 REAL ESTATE INVESTMENT
                                 TRUST--1.4%
                                 Crescent Real Estate
    --    374,100     374,100    Equities Co.............           --     6,546,750    6,546,750
    --    708,200     708,200    Prison Realty Corp......           --     2,036,075    2,036,075
    --    248,300     248,300    Vornado Realty Trust....           --     8,318,050    8,318,050
                                                            ----------- ------------ ------------
                                                                    --    16,900,875   16,900,875
                                                            ----------- ------------ ------------
                                 RETAIL--2.3%
                                 Abercrombie & Fitch
  2,400       --        2,400    Co.(a)..................        38,400          --        38,400
                                 Circuit City Stores--
 10,800       --       10,800    Circuit City Group......       657,450          --       657,450
  1,700    90,200      91,900    CVS Corp................        63,856    3,388,137    3,451,993
    --    370,900     370,900    Dillard's, Inc..........           --     6,096,669    6,096,669
                                 Federated Department
  5,000       --        5,000    Stores, Inc.(a).........       208,750          --       208,750
 10,475       --       10,475    Gap, Inc................       521,786          --       521,786
 18,300       --       18,300    Home Depot, Inc.........     1,180,350          --     1,180,350
 16,700   366,100     382,800    Kmart Corp.(a)..........       161,781    3,546,594    3,708,375
  4,200       --        4,200    Kohl's Corp.(a).........       430,500          --       430,500
  1,800       --        1,800    Lowes Companies, Inc....       105,075          --       105,075
                                 May Department Stores
  1,300       --        1,300    Co......................        37,050          --        37,050
  7,000   114,800     121,800    McDonald's Corp.........       262,937    4,312,175    4,575,112
  2,500       --        2,500    Safeway Inc.(a).........       113,125          --       113,125
  7,000    48,900      55,900    Sears, Roebuck & Co.....       216,125    1,509,788    1,725,913
 11,100       --       11,100    Staples, Inc.(a)........       222,000          --       222,000
  3,400       --        3,400    Starbucks Corp..........       152,362          --       152,362
  2,200       --        2,200    Target Corp.............       164,450          --       164,450
    --     61,900      61,900    The Limited, Inc........           --     2,607,537    2,607,537
  1,000       --        1,000    TJX Companies, Inc......        22,188          --        22,188
                                 Tricon Global
  1,800       --        1,800    Restaurants, Inc.(a)....        55,913          --        55,913
 30,000       --       30,000    Wal-Mart Stores, Inc....     1,665,000          --     1,665,000
  5,000       --        5,000    Walgreen Co.............       128,750          --       128,750
                                                            ----------- ------------ ------------
                                                              6,407,848   21,460,900   27,868,748
                                                            ----------- ------------ ------------
                                 STEEL--PRODUCERS--0.1%
    --    159,100     159,100    AK Steel Holding Corp...           --     1,650,663    1,650,663
                                                            ----------- ------------ ------------
                                 TELECOMMUNICATION
                                 SERVICES--0.9%
 22,350       --       22,350    AT&T Corp...............     1,257,187          --     1,257,187
  9,400       --        9,400    Bell Atlantic Corp......       574,575          --       574,575
  3,400       --        3,400    BellSouth Corp..........       159,800          --       159,800
    750       --          750    CenturyTel, Inc.........        27,844          --        27,844
  5,400       --        5,400    GTE Corp................       383,400          --       383,400
  8,812   150,950     159,762    MCI WorldCom, Inc.(a)...       399,294    6,839,922    7,239,216
                                 SBC Communications,
 20,912       --       20,912    Inc. ...................       878,304          --       878,304

                  See Notes to Pro-Forma Financial Statements

           SHARES (000)                     DESCRIPTION                             VALUE
 ------------------------------- --------------------------------   --------------------------------------
                      ACTIVE                                                                    ACTIVE
  ACTIVE           BALANCED FUND                                      ACTIVE                 BALANCED FUND
 BALANCED BALANCED   PRO-FORMA                                       BALANCED     BALANCED     PRO-FORMA
   FUND     FUND     COMBINED                                          FUND         FUND       COMBINED
 -------- -------- -------------                                    ----------- ------------ -------------

                                 LONG-TERM INVESTMENTS--
                                 (CONTINUED)
                                 COMMON STOCKS--(CONTINUED)
                                 TELECOMMUNICATION SERVICES--
                                 (CONTINUED)
  4,700       --        4,700    Sprint Corp.....................   $   296,100 $        --  $    296,100
                                                                    ----------- ------------ ------------
                                                                      3,976,504    6,839,922   10,816,426
                                                                    ----------- ------------ ------------
                                 TELECOMMUNICATIONS EQUIPMENT--
                                 0.9%
 13,400       --       13,400    ADC Telecommunications, Inc.(a).       721,925          --       721,925
    --     26,700      26,700    Comverse Technology, Inc.(a)....           --     5,046,300    5,046,300
 12,800    35,700      48,500    Lucent Technologies, Inc. ......       777,600    2,168,775    2,946,375
  6,900       --        6,900    Nortel Networks Corp. ..........       869,400          --       869,400
  4,700       --        4,700    QUALCOMM, Inc.(a)...............       701,769          --       701,769
    900       --          900    Tellabs, Inc.(a)................        56,686          --        56,686
                                                                    ----------- ------------ ------------
                                                                      3,127,380    7,215,075   10,342,455
                                                                    ----------- ------------ ------------
                                 TEXTILE-APPAREL MANUFACTURING
    500       --          500    Jones Apparel Group, Inc.(a)....        15,938          --        15,938
                                                                    ----------- ------------ ------------
                                 TOBACCO--0.5%
 18,000   149,000     167,000    Philip Morris Co., Inc. ........       380,250    3,147,625    3,527,875
                                 R.J. Reynolds Tobacco Holdings,
    --    139,466     139,466    Inc.............................           --     2,370,922    2,370,922
  4,300       --        4,300    UST, Inc........................        67,188          --        67,188
                                                                    ----------- ------------ ------------
                                                                        447,438    5,518,547    5,965,985
                                                                    ----------- ------------ ------------
                                 TOOLS--0.3%
    --    133,500     133,500    Snap-on, Inc....................           --     3,496,031    3,496,031
                                                                    ----------- ------------ ------------
                                 TRANSPORTATION/TRUCKING/SHIPPING
 17,700       --       17,700    Burlington Northern, Inc........       391,612          --       391,612
  1,200       --        1,200    Fedex Corp......................        46,800          --        46,800
                                 Kansas City Southern Industries,
    100       --          100    Inc.............................         8,594          --         8,594
  1,000       --        1,000    Union Pacific Corp. ............        39,125          --        39,125
                                                                    ----------- ------------ ------------
                                                                        486,131          --       486,131
                                                                    ----------- ------------ ------------
                                 Total common stocks
                                 (cost $592,614,770).............   $79,437,423 $612,813,259 $692,250,682
                                                                    ----------- ------------ ------------

 MOODY'S
 RATING          PRINCIPAL (000)                DESCRIPTION                           VALUE
 ------- ------------------------------- ------------------------   ------------------------------------------
                              ACTIVE                                                                ACTIVE
          ACTIVE           BALANCED FUND                               ACTIVE                   BALANCED FUND
         BALANCED BALANCED   PRO-FORMA                                BALANCED                    PRO-FORMA
           FUND     FUND     COMBINED                                   FUND     BALANCED FUND     COMBINED
         -------- -------- -------------                            ------------ -------------- --------------

                                         DEBT OBLIGATIONS--31.2%
                                         CORPORATE BONDS--21.8%
                                         AEROSPACE/DEFENSE--0.4%
 A1      $700(e)   $  --      $  700     Boeing Inc., Deb.,
                                         8.10%, 11/15/06.........   $    731,941 $          --  $      731,941
                                         Honeywell International,
 A2          --       530        530     Inc.
                                         7.50%, 3/1/10...........            --         534,267        534,267
                                         Litton Industries, Inc.,
 Baa2        --       400        400     Note,
                                         8.00%, 10/15/09.........            --         397,360        397,360
                                         Northrop Grumman Corp.,
                                         Deb.
 Baa3     700(e)      --         700     7.75%, 3/1/16...........        667,499           --          667,499
 Baa3        --       900        900     7.875%, 3/1/26..........            --         852,939        852,939
                                         Raytheon Co., Note
 Baa2     500(e)      --         500     6.30%, 3/15/05..........        466,020            --         466,020
 Baa2        --     1,300      1,300     6.50%, 7/15/05..........            --       1,217,645      1,217,645
                                                                    ------------ -------------- --------------
                                                                       1,865,460      3,002,211      4,867,671
                                                                    ------------ -------------- --------------

                  See Notes to Pro-Forma Financial Statements

 MOODY'S
 RATING          PRINCIPAL (000)                 DESCRIPTION                           VALUE
 ------- -------------------------------- ------------------------   ------------------------------------------
                               ACTIVE                                                                ACTIVE
          ACTIVE            BALANCED FUND                               ACTIVE                   BALANCED FUND
         BALANCED  BALANCED   PRO-FORMA                                BALANCED                    PRO-FORMA
           FUND      FUND     COMBINED                                   FUND     BALANCED FUND     COMBINED
         --------- -------- -------------                            ------------ -------------- --------------

                                          DEBT OBLIGATIONS--
                                          (CONTINUED)
                                          CORPORATE BONDS--
                                          (CONTINUED)
                                          AGRICULTURAL PRODUCTS--
                                          0.1%
                                          Monsanto Company, Note,
 A1      $     500 $   --      $   500    5.75%, 12/1/05..........   $    471,350 $          --  $      471,350
 A2            --      245         245    6.50%, 12/1/18..........            --         217,136        217,136
 A1            --      585         585    6.75%, 12/15/27.........            --         518,679        518,679
                                                                     ------------ -------------- --------------
                                                                          471,350        735,815      1,207,165
                                                                     ------------ -------------- --------------
                                          AIRLINES--0.7%
                                          Continental Airlines,
                                          Inc., Notes,
 Ba2           --    1,570       1,570    8.00%, 12/15/05.........            --       1,448,780      1,448,780
 Aa3           --    1,420       1,420    7.46%, 4/1/15...........            --       1,372,389      1,372,389
                                          Delta Air Lines Inc.,
                                          Deb., Note,
 Baa3       230(e)     --          230    8.30%, 12/15/29.........        213,838            --         213,838
 Baa3          --      500         500    7.90%, 12/15/09.........            --         467,095        467,095
 Baa3          --    5,000       5,000    United Airlines, Inc.,
                                          10.67%, 5/1/04..........            --       5,418,150      5,418,150
                                                                     ------------ -------------- --------------
                                                                          213,838      8,706,414      8,920,252
                                                                     ------------ -------------- --------------
                                          ASSET BACKED
                                          SECURITIES--2.1%
                                          California
 Aaa           --    3,000       3,000    Infrastructure, PG&E,
                                          6.32%, 9/25/05..........            --       2,924,063      2,924,063
                                          Citibank Credit Card
                                          Master Trust, Class A,
 Aaa        500(e)     --          500    5.875%, 3/10/11.........        463,590            --         463,590
 Aaa      1,500(e)     --        1,500    6.05%, 1/15/10..........      1,382,340            --       1,382,340
 Aaa           --    5,000       5,000    6.10%, 5/15/08..........            --       4,696,050      4,696,050
                                          MBNA Master Credit Card
                                          Trust, Ser C,
 Aaa        500(e)     --          500    6.45%, 2/15/08..........        482,810            --         482,810
 Aaa           --    5,000       5,000    5.90%, 8/15/11..........            --       4,595,897      4,595,897
                                          Team Fleet Financial
 Aaa           --   11,000      11,000    Corp.,
                                          7.35%, 5/15/03..........            --      10,926,094     10,926,094
                                                                     ------------ -------------- --------------
                                                                        2,328,740     23,142,104     25,470,844
                                                                     ------------ -------------- --------------
                                          AUTOMOBILES & TRUCKS--
                                          1.1%
                                          Ford Motor Co.,
 A1            --    3,000       3,000    6.375%, 2/1/29..........            --       2,530,110      2,530,110
 A1            --      600         600    7.45%, 7/16/31..........            --         580,260        580,260
                                          Lear Corp, Sr. Note,
 Ba3           --      770         770    8.25%, 2/1/02...........            --         750,750        750,750
 Ba2           --    2,335       2,335    7.96%, 5/15/05..........            --       2,148,200      2,148,200
                                          Navistar International
                                          Corp., Sr. Note,
 Baa3          --    2,000       2,000    7.00%, 2/1/03...........            --       1,910,000      1,910,000
 Ba2           --      370         370    8.00%, 2/1/08...........            --         343,175        343,175
 Baa1          --    5,000       5,000    TRW, Inc., Note,
                                          6.45%, 6/15/01..........            --       4,914,062      4,914,062
                                                                     ------------ -------------- --------------
                                                                              --      13,176,557     13,176,557
                                                                     ------------ -------------- --------------
                                          BANKING--1.7%
 A1            --    3,900       3,900    Bank Nova Scotia NY,
                                          6.50%, 7/15/07..........            --       3,890,250      3,890,250
 Aa3        500(e)     --          500    Bank One Corp., Note,
                                          6.875%, 8/1/06..........        478,405            --         478,405
                                          Bank Tokyo Mitsubishi
                                          Ltd, Global Sr. Sub.
 A3            250     350         600    Note,
                                          8.40%, 4/15/10..........        253,125        354,375        607,500
 Aa2      1,000(e)     --        1,000    BankAmerica Corp., MTN,
                                          7.125%, 5/12/05.........        981,090           --          981,090
 Aa3        400(e)     500         900    Barclays Bank Plc, Note,
                                          7.40%, 12/15/09.........        391,168        488,960        880,128

                  See Notes to Pro-Forma Financial Statements

 MOODY'S
 RATING          PRINCIPAL (000)                DESCRIPTION                           VALUE
 ------- ------------------------------- ------------------------   ------------------------------------------
                              ACTIVE                                                                ACTIVE
          ACTIVE           BALANCED FUND                               ACTIVE                   BALANCED FUND
         BALANCED BALANCED   PRO-FORMA                                BALANCED                    PRO-FORMA
           FUND     FUND     COMBINED                                   FUND     BALANCED FUND     COMBINED
         -------- -------- -------------                            ------------ -------------- --------------

                                         DEBT OBLIGATIONS--
                                         (CONTINUED)
                                         CORPORATE BONDS--
                                         (CONTINUED)
                                         BANKING--(CONTINUED)
 Aa3     $    --   $  300     $  300     Bayer Hypo-Vereinsbank,
                                         8.74%, 6/30/31..........   $        --  $      299,250 $      299,250
 Aa3          --      200        200     9.00%, 10/22/31.........            --         202,500        202,500
 Aaa          --    1,950      1,950     Bayerische Landesbank,
                                         5.875%, 12/01/08........            --       1,754,805      1,754,805
                                         Capital One Bank, Sr.
 Baa2         --    3,000      3,000     Note,
                                         7.08%, 10/30/01.........            --       2,960,940      2,960,940
                                         Chemical Bank, Sub,
 Aa3     1,000(e)     --       1,000     Note,
                                         7.00%, 6/1/05...........        979,800            --         979,800
                                         Chonhung Bank, Sub.
 B1           --    2,150      2,150     Note,
                                         1.00%, 1/7/05...........            --       2,233,313      2,233,313
 A1        500(e)     --         500     Citicorp, Sub. Note,
                                         7.125%, 9/1/05..........        494,440            --         494,440
 A1           --    1,300      1,300     Compass Bank, MTN,
                                         8.10%, 8/15/09..........            --       1,305,876      1,305,876
                                         First Union-Lehman
 Aaa       400(e)     --         400     Brothers Bank., Ser. 98,
                                         6.56%, 11/18/08.........        381,517            --         381,517
                                         Keycorp Capital III,
 A1        100(e)     750        850     Capital Securities,
                                         7.75%, 7/15/29..........         92,138        691,035        783,173
                                         National Australia Bank
 A1           --    2,100      2,100     Ltd,
                                         6.40%, 12/10/07.........            --       2,066,295      2,066,295
                                         National Westminster
 Aa3          550     --         550     Bank PLC, Sub. Note,
                                         7.375%, 10/1/09.........        536,387            --         536,387
                                                                    ------------ -------------- --------------
                                                                       4,588,070     16,247,599     20,835,669
                                                                    ------------ -------------- --------------
                                         BEVERAGES
 Baa2         --      600        600     Coca Cola Bottling Co.,
                                         6.375%, 5/01/09.........            --         529,848        529,848
                                                                    ------------ -------------- --------------
                                         BROADCASTING--0.1%
                                         Liberty Media Corp.,
                                         Notes,
 Baa3         --      400        400     7.875, 7/15/09..........            --         395,972        395,972
 Baa3         --      700        700     8.50%, 7/15/29..........            --         701,750        701,750
                                                                    ------------ -------------- --------------
                                                                             --       1,097,722      1,097,722
                                                                    ------------ -------------- --------------
                                         BUILDING &
                                         CONSTRUCTION--0.1%
                                         Hanson Overseas BV, Sr.
 A3        800(e)     --         800     Note,
                                         6.75%, 9/15/05..........        764,480            --         764,480
                                                                    ------------ -------------- --------------
                                         CABLE & PAY TELEVISION
                                         SYSTEMS--0.5%
                                         British Sky Broadcasting
 Baa3         --      500        500     Group,
                                         6.875%, 2/23/09.........            --         447,740        447,740
                                         CSC Holdings, Inc., Sr.
                                         Notes,
 Ba1          --      900        900     7.25%, 7/15/08..........            --         858,123        858,123
 Ba1          --      475        475     7.875%, 12/15/07........            --         470,820        470,820
                                         Century Communications
 B1           --    2,000      2,000     Corp., Sr. Note,
                                         9.75%, 2/15/02..........            --       2,000,000      2,000,000
                                         Comcast Cable
 Baa2         --    2,000      2,000     Communications,
                                         8.375%, 5/1/07..........            --       2,062,620      2,062,620
                                         Rogers Cablesystems
 B2           --      885        885     Ltd., Sr. Note,
                                         11.00%, 12/01/15........            --         995,625        995,625
                                                                    ------------ -------------- --------------
                                                                             --       6,834,928      6,834,928
                                                                    ------------ -------------- --------------
                                         CAPTIVE FINANCE--0.4%
                                         Sear Roebuck Acceptance
 A3           --    5,000      5,000     Corp., Note,
                                         6.38%, 10/7/02..........            --       4,890,200      4,890,200
                                                                    ------------ -------------- --------------

                  See Notes to Pro-Forma Financial Statements

 MOODY'S
 RATING          PRINCIPAL (000)                DESCRIPTION                           VALUE
 ------- ------------------------------- ------------------------   ------------------------------------------
                              ACTIVE                                                                ACTIVE
          ACTIVE           BALANCED FUND                               ACTIVE                   BALANCED FUND
         BALANCED BALANCED   PRO-FORMA                                BALANCED                    PRO-FORMA
           FUND     FUND     COMBINED                                   FUND     BALANCED FUND     COMBINED
         -------- -------- -------------                            ------------ -------------- --------------

                                         DEBT OBLIGATIONS--
                                         (CONTINUED)
                                         CORPORATE BONDS--
                                         (CONTINUED)
                                         CELLULAR
                                         COMMUNICATIONS--0.1%
                                         Rogers Cantel, Inc,
 Ba3      $  --    $  790     $  790     (Canada)
                                         9.375%, 6/1/08..........   $        --  $      801,850 $      801,850
                                                                    ------------ -------------- --------------
                                         CHEMICALS
 Ba3         --       325        325     Lyondell Chemical Co.,
                                         9.625%, 5/1/07..........            --         309,562        309,562
                                                                    ------------ -------------- --------------
                                         COMPUTER SERVICES--0.2%
 Baa1        --     1,400      1,400     Cendant Corp., Note,
                                         7.75%, 12/1/03..........            --       1,379,476      1,379,476
 Ba1         --     1,075      1,075     Unisys Corp., Sr. Note,
                                         12.00%, 4/15/03.........            --       1,139,500      1,139,500
                                                                    ------------ -------------- --------------
                                                                             --       2,518,976      2,518,976
                                                                    ------------ -------------- --------------
                                         CONSULTING
 Baa1     400(e)      --         400     Comdisco, Inc., Note,
                                         5.95%, 4/30/02..........        385,968            --         385,968
                                                                    ------------ -------------- --------------
                                         CONTAINERS--0.7%
 Ba1         --     2,100      2,100     Owens Illinois, Inc.,
                                         7.50%, 5/15/10..........            --       1,916,880      1,916,880
                                         Pactiv Corp., Notes,
 Baa3        --     5,000      5,000     7.20%, 12/15/05.........            --       4,689,500      4,689,500
 Baa3        --     1,650      1,650     7.95%, 12/15/25.........            --       1,458,056      1,458,056
                                                                    ------------ -------------- --------------
                                                                             --       8,064,436      8,064,436
                                                                    ------------ -------------- --------------
                                         DIVERSIFIED OPERATIONS--
                                         0.2%
 Baa1        --       900        900     Cox Enterprises, Inc.,
                                         6.625%, 6/14/02.........            --         879,633        879,633
                                         Seagram (J.) & Sons
 Baa3        --     1,400      1,400     Inc.,
                                         5.79%, 4/15/01..........            --       1,374,660      1,374,660
                                                                    ------------ -------------- --------------
                                                                             --       2,254,293      2,254,293
                                                                    ------------ -------------- --------------
                                         ELECTRICAL SERVICES--
                                         1.0%
 Ba1         --     1,640      1,640     AES Corp., Sr. Note,
                                         9.50%, 6/01/09..........            --       1,574,400      1,574,400
                                         Calpine Corp., Sr.
 Ba1         --     1,355      1,355     Notes,
                                         10.50%, 5/15/06.........            --       1,407,506      1,407,506
                                         CMS Energy Corp., Sr.
 Ba3         --     1,300      1,300     Note,
                                         8.00%, 7/1/01...........            --       1,285,050      1,285,050
                                         Cogentrix Inc., Sr.
 Ba1         --       950        950     Note,
                                         8.10%, 3/15/04..........            --         911,620        911,620
                                         Edison Mission Energy
 A3          --       900        900     Co., Sr. Note,
                                         7.73%, 6/15/09..........            --         917,892        917,892
 Ba1         --       870        870     PSEG Energy Holdings,
                                         10.00%, 10/01/09........            --         921,928        921,928
                                         TXU Eastern Funding Co.,
 Baa1        --     5,000      5,000     Sr. Note,
                                         6.45%, 5/15/05..........            --       4,661,850      4,661,850
                                         Utilicorp United Inc.,
 Baa3        --       800        800     Sr. Note,
                                         7.00%, 7/15/04..........            --         765,360        765,360
                                                                    ------------ -------------- --------------
                                                                             --      12,445,606     12,445,606
                                                                    ------------ -------------- --------------
                                         ENTERTAINMENT--0.1%
                                         Harrahs Operating, Inc.,
 Ba2         --        95         95     Sr. Note,
                                         7.875%, 12/15/05........            --          87,400         87,400

                  See Notes to Pro-Forma Financial Statements

 MOODY'S
 RATING          PRINCIPAL (000)                 DESCRIPTION                           VALUE
 ------- -------------------------------- ------------------------   ------------------------------------------
                               ACTIVE                                                                ACTIVE
          ACTIVE            BALANCED FUND                               ACTIVE                   BALANCED FUND
         BALANCED  BALANCED   PRO-FORMA                                BALANCED                    PRO-FORMA
           FUND      FUND     COMBINED                                   FUND     BALANCED FUND     COMBINED
         --------- -------- -------------                            ------------ -------------- --------------

                                          DEBT OBLIGATIONS--
                                          (CONTINUED)
                                          CORPORATE BONDS--
                                          (CONTINUED)
                                          ENTERTAINMENT--
                                          (CONTINUED)
                                          Park Place Entertainment
                                          Corp., Sr. Note,
 Ba2     $     --   $  300     $  300     9.375%, 2/15/07.........   $        --  $      294,000 $      294,000
 Ba2           --      815        815     7.875%, 12/15/05........            --         749,800        749,800
                                                                     ------------ -------------- --------------
                                                                              --       1,131,200      1,131,200
                                                                     ------------ -------------- --------------
                                          EQUIPMENT RENTAL
 B1            --      190        190     United Rentals, Inc.,
                                          8.80%, 8/15/08..........            --         163,400        163,400
                                                                     ------------ -------------- --------------
                                          FINANCIAL SERVICES--2.7%
 Aa3           350     --         350     Associates Corporation
                                           of North America,
                                           Sr. Note,
                                          5.75%, 11/1/03..........        334,047            --         334,047
                                          BCH Cayman Islands Ltd.,
 A1            160     --         160     Sub. Note,
                                          7.70%, 7/15/06..........        159,376            --         159,376
                                          Bear, Stearns & Co.
                                          Inc., Sr. Note,
 A2       1,000(e)     --       1,000     8.75%, 3/15/04..........      1,038,120            --       1,038,120
 A2            --      190        190     7.625%, 12/7/09.........            --         186,415        186,415
                                          Capital One Financial
 Baa3          --    1,650      1,650     Corp,. Note,
                                          7.25%, 5/1/06...........            --       1,534,500      1,534,500
 A1            --    3,700      3,700     Dresdner Funding Trust,
                                          8.151%, 6/30/31.........            --       3,524,250      3,524,250
                                          Ford Motor Credit Co.,
 A1         800(e)     400      1,200     7.375%, 10/28/09........        783,728        391,864      1,175,592
 A2            --    5,000      5,000     7.50%, 3/15/05..........            --       5,003,050      5,003,050
 A1            285     --         285     7.40%, 11/1/46..........        268,920            --         268,920
                                          General Motors
                                          Acceptance Corp.,
 A2         570(e)     --         570     6.75%, 2/7/02, Sr. Note.        563,143            --         563,143
 A2         250(e)     --         250     7.75%, 1/19/10, Note....        252,307            --         252,307
                                          Goldman, Sachs Group LP,
                                          Note,
 A1         700(e)     --         700     7.25%, 10/1/05..........        692,216            --         692,216
 A1            --    2,500      2,500     7.80%, 1/28/10..........            --       2,540,625      2,540,625
 A3         400(e)     800      1,200     Heller Financial Inc.,
                                           Note,
                                          6.00%, 3/19/04..........        378,272        756,544      1,134,816
 A1            --    2,500      2,500     KBC Funding Trust,
                                          9.86%, 11/29/49.........            --       2,653,125      2,653,125
                                          Lehman Brothers
                                           Holdings, Inc., Notes,
 A3         240(e)   3,565      3,805     6.625%, 4/1/04..........        231,000      3,431,312      3,662,313
 A3         130(e)     --         130     6.625%, 2/5/06..........        124,144                       124,144
 A3            --    1,370      1,370     6.625%, 2/15/06.........            --       1,308,281      1,308,281
 Aa3        500(e)     --         500     Merrill Lynch & Co.,
                                           MTN,
                                          6.02%, 5/11/01..........        493,705            --         493,705
 Baa2          --    3,000      3,000     Osprey Trust Inc., Sr.
                                           Note,
                                          8.31%, 1/15/03..........            --       3,001,560      3,001,560
 Aa3        500(e)     --         500     PaineWebber Group Inc.,
                                          7.625%, 12/1/09.........        490,820            --         490,820
 Ba3           --      415        415     RBF Finance Co., Sr.
                                           Note,
                                          11.375%, 3/15/09........            --         439,900        439,900
 A1         520(e)     --         520     Santander Finance
                                           Issuances, Note,
                                          6.80%, 7/15/05..........        500,453            --         500,453
 Baa1          --    1,250      1,250     Sanwa Finance,
                                          8.35%, 7/15/09..........            --       1,289,175      1,289,175

                  See Notes to Pro-Forma Financial Statements

 MOODY'S
 RATING          PRINCIPAL (000)                DESCRIPTION                           VALUE
 ------- ------------------------------- ------------------------   ------------------------------------------
                              ACTIVE                                                                ACTIVE
          ACTIVE           BALANCED FUND                               ACTIVE                   BALANCED FUND
         BALANCED BALANCED   PRO-FORMA                                BALANCED                    PRO-FORMA
           FUND     FUND     COMBINED                                   FUND     BALANCED FUND     COMBINED
         -------- -------- -------------                            ------------ -------------- --------------

                                         DEBT OBLIGATIONS--
                                         (CONTINUED)
                                         CORPORATE BONDS--
                                         (CONTINUED)
                                         FINANCIAL SERVICES--
                                         (CONTINUED)
 Baa1    $600(e)   $  --      $  600     US West Capital Funding
                                          Inc., Note,
                                         6.125%, 7/15/02.........   $    584,082 $          --  $      584,082
                                                                    ------------ -------------- --------------
                                                                       6,894,333     26,060,601     32,954,935
                                                                    ------------ -------------- --------------
                                         FOODS--0.6%
 Aa3         --     1,600      1,600     Archer Daniels Midland
                                          Co.,
                                         6.625%, 5/1/29..........            --       1,356,288      1,356,288
                                         Kroger Co., Sr. Note,
 Baa3        --     3,400      3,400     6.375%, 3/1/08..........            --       3,069,520      3,069,520
 Baa3        --     1,800      1,800     6.34%, 6/1/01...........            --       1,760,344      1,760,344
 Baa3        --     1,000      1,000     7.25%, 6/1/09...........            --         975,938        975,938
 Baa3        --       250        250     7.70%, 6/1/29...........            --         242,734        242,734
                                                                    ------------ -------------- --------------
                                                                             --       7,404,824      7,404,824
                                                                    ------------ -------------- --------------
                                         HEALTHCARE
                                         SERVICES/HOSPITAL
                                         MANAGEMENT--0.1%
 Ba2         --       825        825     Columbia/HCA Healthcare
                                          Corp., Notes,
                                         6.91%, 6/15/05..........            --         744,562        744,562
 Ba1         --       620        620     Tenet Healthcare Corp.,
                                          Sr. Notes,
                                         7.875%, 1/15/03.........            --         593,650        593,650
                                                                    ------------ -------------- --------------
                                                                             --       1,338,212      1,338,212
                                                                    ------------ -------------- --------------
                                         HOTELS & LEISURE--0.8%
 Ba2         --     1,080      1,080     HMH Propoerties Inc.,
                                          Sr. Note,
                                         7.875%, 8/1/05..........            --         947,700        947,700
 Baa1     175(e)      100        275     Marriott International
                                          Inc., Ser. C, Note,
                                         7.875, 9/15/09..........        171,073         97,756        268,829
 Baa2        --     5,000      5,000     Royal Caribbean Cruises
                                          Ltd., Sr. Note,
                                         8.25%, 4/1/05...........            --       4,844,800      4,844,800
 Baa1        --     3,500      3,500     ITT Corp.
                                         6.75%, 11/15/03.........            --       3,264,905      3,264,905
                                                                    ------------ -------------- --------------
                                                                         171,073      9,155,161      9,326,234
                                                                    ------------ -------------- --------------
                                         INSURANCE--0.6%
 A1          --       200        200     Allstate Corp., Sr.
                                          Note,
                                         7.20%, 12/01/09.........            --         193,538        193,538
                                         Conseco Finance Trust,
 Ba2         --     5,000      5,000     8.70%, 11/15/26.........            --       4,206,200      4,206,200
 Ba2         --     2,665      2,665     8.796%, 4/1/27..........            --       2,223,383      2,223,383
 A1          --       600        600     Royal Sun Alliance
                                          Insurance Group, Plc.,
                                         8.95%, 10/15/29.........            --         614,298        614,298
                                                                    ------------ -------------- --------------
                                                                             --       7,237,419      7,237,419
                                                                    ------------ -------------- --------------
                                         MEDIA & ENTERTAINMENT--
                                         0.8%
                                         News America Holdings,
                                          Inc., Deb.,
 Baa3     300(e)      --         300     9.25%, 2/1/13...........        328,569            --         328,569
 Baa3        --     6,500      6,500     6.703%, 5/21/34.........            --       6,279,520      6,279,520
                                         Time Warner, Inc., Sr.
                                          Note,
 Baa3     600(e)      --         600     9.125%, 1/15/13.........        666,792            --         666,792
 Baa3        --     2,000      2,000     8.11%, 8/15/06..........            --       2,051,860      2,051,860
 Baa2        --       550        550     United News & Media PLC,
                                          Note,
                                         7.25%, 7/1/04...........            --         535,645        535,645
                                                                    ------------ -------------- --------------
                                                                         995,361      8,867,025      9,862,386
                                                                    ------------ -------------- --------------

                  See Notes to Pro-Forma Financial Statements

 MOODY'S
 RATING          PRINCIPAL (000)                DESCRIPTION                            VALUE
 ------- ------------------------------- -------------------------   ------------------------------------------
                              ACTIVE                                                                 ACTIVE
          ACTIVE           BALANCED FUND                                ACTIVE                   BALANCED FUND
         BALANCED BALANCED   PRO-FORMA                                 BALANCED                    PRO-FORMA
           FUND     FUND     COMBINED                                    FUND     BALANCED FUND     COMBINED
         -------- -------- -------------                             ------------ -------------- --------------

                                         DEBT OBLIGATIONS--
                                         (CONTINUED)
                                         CORPORATE BONDS--
                                         (CONTINUED)
                                         MEDICAL PRODUCTS &
                                         SERVICES
                                         Tyco International Group,
                                          Note,
 Baa1    $400(e)   $  --      $  400     6.375%, 6/15/05..........   $    375,188 $          --  $      375,188
 Baa1        --       400        400     7.00%, 6/15/28...........            --         348,908        348,908
                                                                     ------------ -------------- --------------
                                                                          375,188        348,908        724,096
                                                                     ------------ -------------- --------------
                                         OIL & GAS
                                          EXPLORATION/PRODUCTION--
                                          0.2%
 A2       700(e)      --         700     Atlantic Richfield Co.,
                                          Deb.,
                                         10.875%, 7/15/05.........        810,173            --         810,173
 Baa3        200      --         200     Occidental Petroleum
                                          Corporation, Sr. Note,
                                         7.65%, 2/15/06...........        196,610            --         196,610
 Ba2         --       500        500     Parker & Parsley
                                          Petroleum Co., Note,
                                         8.875%, 4/15/05..........            --         501,125        501,125
 Ba1         --       615        615     Seagull Energy Corp., Sr.
                                          Note,
                                         7.875%, 8/1/03...........            --         596,550        596,550
                                                                     ------------ -------------- --------------
                                                                        1,006,783      1,097,675      2,104,458
                                                                     ------------ -------------- --------------
                                         OIL & GAS EQUIPMENT &
                                          SERVICES--1.1%
                                         Amerada Hess Corp., Note,
 Baa1        --       150        150     7.375%, 10/1/09..........            --         145,215        145,215
 Baa1      50(e)      400        450     7.875%, 10/1/29..........         48,478        387,820        436,298
 A2          --     1,760      1,760     Atlantic Richfield Co.,
                                          Notes,
                                         5.90%, 4/15/09...........            --       1,599,312      1,599,312
 Baa2        --     3,500      3,500     BJ Services Co., Sr.
                                          Note,
                                         7.00%, 2/1/06............            --       3,342,605      3,342,605
 Baa2        --     1,000      1,000     El Paso Energy Corp., Sr.
                                          Note,
                                         6.625%, 7/15/01..........            --         990,740        990,740
 Ba2         --       670        670     Eott Energy Partners LP,
                                          Sr. Notes,
                                         11.00%, 10/1/09..........            --         666,650        666,650
 Baa3        --     4,250      4,250     Limestone Electron Trust,
                                          Sr. Notes,
                                         8.625, 3/15/03...........            --       4,276,733      4,276,733
 Baa2        --     1,400      1,400     Sonat Inc., Note,
                                         7.625%. 7/15/11..........            --       1,409,954      1,409,954
                                                                     ------------ -------------- --------------
                                                                           48,478     12,819,029     12,867,507
                                                                     ------------ -------------- --------------
                                         PAPER & FOREST PRODUCTS--
                                          0.5%
 Baa2        --     2,000      2,000     Fort James Corp., Note,
                                         6.234%, 3/15/01..........            --       1,979,040      1,979,040
 Baa2        --       225        225     Georgia Pacific Corp.,
                                         7.75%, 11/15/29..........            --         210,694        210,694
 Baa2        --     4,800      4,800     Scotia Pacific Co.,
                                         7.71%, 7/20/28...........            --       3,648,000      3,648,000
                                                                     ------------ -------------- --------------
                                                                              --       5,837,734      5,837,734
                                                                     ------------ -------------- --------------
                                         PRINTING--0.1%
                                         World Color Press Inc.,
 Baa3        --       260        260     8.375%, 11/15/08.........            --         241,800        241,800
 Baa3        --       815        815     7.75%, 2/15/09...........            --         749,800        749,800
                                                                     ------------ -------------- --------------
                                                                              --         991,600        991,600
                                                                     ------------ -------------- --------------
                                         RETAIL--0.8%
 A2          --     3,525      3,525     Dayton Hudson Corp.,
                                          Note,
                                         6.40%, 2/15/03...........            --       3,446,745      3,446,745
                                         Federated Dept. Stores,
                                          Inc., Sr. Notes,
 Baa1        --     2,500      2,500     8.125%, 10/15/02.........            --       2,540,325      2,540,325
 Baa1        --     2,500      2,500     8.50%, 6/15/03...........            --       2,561,100      2,561,100

                  See Notes to Pro-Forma Financial Statements

 MOODY'S
 RATING          PRINCIPAL (000)                   DESCRIPTION                               VALUE
 ------- ------------------------------- -------------------------------   ------------------------------------------
                              ACTIVE                                                                       ACTIVE
          ACTIVE           BALANCED FUND                                      ACTIVE                   BALANCED FUND
         BALANCED BALANCED   PRO-FORMA                                       BALANCED                    PRO-FORMA
           FUND     FUND     COMBINED                                          FUND     BALANCED FUND     COMBINED
         -------- -------- -------------                                   ------------ -------------- --------------

                                         DEBT OBLIGATIONS--(CONTINUED)
                                         CORPORATE BONDS--(CONTINUED)
                                         RETAIL--(CONTINUED)
 Baa3    $   --    $1,000     $1,000     Saks Inc.,
                                         8.25%, 11/15/08................   $        --  $      949,000 $      949,000
 Aa2         150      --         150     Wal-Mart Stores Inc., Note,
                                         6.875%, 8/10/09................        145,932            --         145,932
                                                                           ------------ -------------- --------------
                                                                                145,932      9,497,170      9,643,102
                                                                           ------------ -------------- --------------
                                         REAL ESTATE INVESTMENT TRUST--
                                          0.6%
 Baa1        --       800        800     Duke Realty Ltd., Sr. Note,
                                         7.30%, 6/30/03.................            --         784,000        784,000
                                         ERP Operating, LP, Notes,
 A3          --     5,000      5,000     6.15%, 9/15/00.................            --       4,969,000      4,969,000
 A3          --       400        400     7.10%, 6/23/04.................            --         387,036        387,036
 A3          --     2,000      2,000     6.63%, 4/13/15.................            --       1,882,360      1,882,360
                                                                           ------------ -------------- --------------
                                                                                    --       8,022,396      8,022,396
                                                                           ------------ -------------- --------------
                                         SAVINGS & LOAN--0.2%
                                         Sovereign Bancorp Inc., Sr.
                                          Notes,
 Ba3         --       445        445     10.25%, 5/15/04................            --         447,772        447,772
 Ba3         --       770        770     10.50%, 11/15/06...............            --         758,450        758,450
 A3          --     1,000      1,000     Washington Mutual Inc., Sr.
                                          Notes,
                                         7.50%, 8/15/06.................            --         977,970        977,970
                                                                           ------------ -------------- --------------
                                                                                    --       2,184,192      2,184,192
                                                                           ------------ -------------- --------------
                                         TELECOMMUNICATIONS SERVICES--
                                          1.3%
 Baa3        --       500        500     AT&T Inc., Sr. Note, (Canada)
                                         7.65%, 9/15/06.................            --         500,590        500,590
 Baa1        --       600        600     Cable & Wireless Communication,
                                          Note,
                                         6.75%, 12/1/08.................            --         605,292        605,292
 A2          --       900        900     Electric Lightwave Inc., Note,
                                         6.05%, 5/15/04.................            --         841,500        841,500
                                         GTE Corp.,
 Baa1     220(e)      --         220     6.36%, 4/15/06, Deb............        207,238            --         207,238
 Baa1     210(e)      --         210     7.51%, 4/1/09, Note............        209,078            --         209,078
 Ba2         --     1,485      1,485     Global Crossing Holdings, Ltd,
                                          Sr. Note,
                                         9.125%, 11/15/06...............            --       1,425,600      1,425,600
 Ba1         --     3,550      3,550     LCI International Inc.,
                                         7.25%, 6/15/07.................            --       3,458,020      3,458,020
 Ba1         --     1,870      1,870     Qwest Communications Int'l,
                                          Inc., Sr. Note,
                                         7.50%, 11/1/08.................            --       1,816,237      1,816,237
 Baa1     330(e)    2,500      2,830     Sprint Capital Corp., Note,
                                         6.875%, 11/15/28...............        295,934      2,241,925      2,537,859
                                         Telecomunicaciones de Puerto
                                          Rico, Notes,
 Baa2        --     1,800      1,800     6.65%, 5/15/06.................            --       1,666,531      1,666,531
 Baa2        --     1,400      1,400     6.80%, 6/15/09.................            --       1,283,114      1,283,114
                                         Williams Communications Group,
                                          Inc., Sr. Notes,
 B2          --       680        680     10.70%, 10/1/07................            --         681,700        681,700
 Aa3         --       120        120     10.875%, 10/1/09...............            --         118,200        118,200
                                                                           ------------ -------------- --------------
                                                                                712,250     14,638,709     15,350,959
                                                                           ------------ -------------- --------------
                                         TRANSPORTATION/TRUCKING/SHIPING
 Baa3        --       600        600     Union Pacific Resources Group,
                                          Inc.,
                                         7.95%, 4/15/29.................            --         572,088        572,088
                                                                           ------------ -------------- --------------

                  See Notes to Pro-Forma Financial Statements

 MOODY'S
 RATING          PRINCIPAL (000)                 DESCRIPTION                           VALUE
 ------- -------------------------------- ------------------------   ------------------------------------------
                               ACTIVE                                                                ACTIVE
          ACTIVE            BALANCED FUND                               ACTIVE                   BALANCED FUND
         BALANCED  BALANCED   PRO-FORMA                                BALANCED                    PRO-FORMA
           FUND      FUND     COMBINED                                   FUND     BALANCED FUND     COMBINED
         --------- -------- -------------                            ------------ -------------- --------------

                                          DEBT OBLIGATIONS--
                                          (CONTINUED)
                                          CORPORATE BONDS--
                                          (CONTINUED)
                                          UTILITIES--1.8%
 Baa3    $     --   $4,500     $4,500     Calenergy Co., Inc., Sr.
                                           Note,
                                          6.96%, 9/15/03..........   $        --  $    4,372,065 $    4,372,065
                                          Cleveland Electric
                                           Illuminating, Notes,
 Baa1          --    3,000      3,000     7.19%, 7/01/00..........            --       2,992,800      2,992,800
 Baa2          --    2,000      2,000     7.67%, 7/01/24..........            --       1,988,200      1,988,200
                                          Hydro Quebec
 A2            300     --         300     8.00%, 2/1/13...........        315,783            --         315,783
 A2            --      125        125     7.50%, 4/01/16..........            --         125,974        125,974
 A2            --    1,175      1,175     9.40%, 2/1/21...........            --       1,404,853      1,404,853
                                          Niagara Mohawk Power
                                           Corp.,
 Baa2          --    4,500      4,500     7.375%, 8/01/03.........            --       4,435,650      4,435,650
 Baa2          --    2,000      2,000     8.00%, 6/01/04..........            --       2,001,960      2,001,960
 A2       1,000(e)     --       1,000     Southern California
                                           Edison Co., Note,
                                          6.50%, 6/1/01...........        992,360            --         992,360
 Ba2           --    3,000      3,000     Western Massachusetts
                                           Electric Co.,
                                          7.375%, 7/01/01.........            --       2,984,790      2,984,790
                                                                     ------------ -------------- --------------
                                                                        1,308,143     20,306,292     21,614,435
                                                                     ------------ -------------- --------------
                                          WASTE MANAGEMENT--0.1%
 Ba3           --      765        765     Allied Waste North
                                           America, Inc.,
                                          7.625%, 1/1/06..........            --         627,300        627,300
 Ba1           --    1,000      1,000     Waste Management Inc.,
                                          6.125%, 7/15/01.........            --         956,200        956,200
                                                                     ------------ -------------- --------------
                                                                              --       1,583,500      1,583,500
                                                                     ------------ -------------- --------------
                                          Total U.S. Corporate
                                           Bonds
                                           (cost $276,347,377)....     22,275,447    244,015,256    266,290,703
                                                                     ------------ -------------- --------------
                                          COLLATERALIZED MORTGAGE
                                           OBLIGATIONS--0.1%
 Aaa           195     --         195     Commercial Mortgage
                                           Asset Trust, Series
                                           1999 C2 Class A1,
                                          7.285%, 12/17/07........        193,030            --         193,030
 Aaa           600     --         600     Federal National
                                           Mortgage Association
                                           REMIC, Series 1993
                                           C155K
                                          6.50%, 5/25/08..........        580,500            --         580,500
                                                                     ------------ -------------- --------------
                                          Total Collateralized
                                           Mortgage Obligations
                                           (cost $787,156)........        773,530            --         773,530
                                                                     ------------ -------------- --------------
                                          U.S. GOVERNMENT AGENCY
                                           MORTGAGE PASS-THROUGH
                                           OBLIGATION--1.3%
 Aaa      2,000(c)     --       2,000     Federal Home Loan
                                           Mortgage Corp.,
                                          7.00%, 12/1/99..........      1,923,740            --       1,923,740
                                          Federal National
                                           Mortgage Assoc.,
 Aaa           558     --         558     8.50%, 10/1/24..........        569,430            --         569,430
              0(d)     --         --      9.50%, 7/1/25...........            139            --             139
 Aaa           319     --         319     8.50%, 2/1/28...........        325,236            --         325,236
 Aaa      5,600(c)     --       5,600     7.50%, 12/1/99..........      5,503,736            --       5,503,736
 Aaa      5,100(c)     --       5,100     6.50%, 12/1/99..........      4,821,746            --       4,821,746
                                          Government National
                                           Mortgage Assoc.,
 Aaa      1,500(c)     --       1,500     7.00%, 12/15/99.........      1,453,125            --       1,453,125
 Aaa      1,000(c)     --       1,000     8.00%, 12/15/99.........      1,011,250            --       1,011,250
                                                                     ------------ -------------- --------------
                                          Total U.S. Government
                                           Agency Mortgage Pass-
                                           Through Obligations
                                           (cost $15,552,052).....     15,608,402            --      15,608,402
                                                                     ------------ -------------- --------------

                  See Notes to Pro-Forma Financial Statements

 MOODY'S
 RATING          PRINCIPAL (000)                 DESCRIPTION                           VALUE
 ------- -------------------------------- ------------------------   ------------------------------------------
                               ACTIVE                                                                ACTIVE
          ACTIVE            BALANCED FUND                               ACTIVE                   BALANCED FUND
         BALANCED  BALANCED   PRO-FORMA                                BALANCED                    PRO-FORMA
           FUND      FUND     COMBINED                                   FUND     BALANCED FUND     COMBINED
         --------- -------- -------------                            ------------ -------------- --------------

                                          DEBT OBLIGATIONS--
                                          (CONTINUED)
                                          U.S. GOVERNMENT AGENCY
                                           STRIPPED SECURITIES--
                                           0.2%
                                          Federal National
                                           Mortgage Assoc.,
 Aaa     $     437 $   --      $   437    8.00%, 12/1/23..........   $    440,485 $          --  $      440,485
 Aaa      1,800(c)     --        1,800    7.00%, 12/1/99..........      1,767,924            --       1,767,924
                                                                     ------------ -------------- --------------
                                          Total U.S. Government
                                           Agency Stripped
                                           Securities
                                           (cost $2,204,317)......      2,208,409            --       2,208,409
                                                                     ------------ -------------- --------------
                                          U.S. GOVERNMENT
                                           SECURITIES--7.1%
                                          United States Treasury
                                           Bonds,
 Aaa           --   19,000      19,000    13.875%, 5/15/11........            --      25,964,640     25,964,640
 Aaa           --   10,000      10,000    8.125%, 8/15/19.........            --      12,157,800     12,157,800
 Aaa           --    7,400       7,400    8.125%, 8/15/21.........            --       9,097,338      9,097,338
 Aaa           --    2,700       2,700    7.625%, 11/15/22........            --       3,180,087      3,180,087
 Aaa           --   13,800      13,800    7.125%, 2/15/23.........            --      15,443,028     15,443,028
 Aaa           --    1,400       1,400    6.75%, 8/15/26..........            --       1,521,618      1,521,618
 Aaa      1,045(e)   5,000       6,045    6.125%, 8/15/29.........      1,065,085      5,096,100      6,161,185
                                          United States Treasury
                                           Notes,
 Aaa           550     --          550    6.50%, 2/28/02..........        549,741            --         549,741
 Aaa           --    3,000       3,000    6.625%, 4/30/02.........            --       3,007,266      3,007,266
 Aaa           --      150         150    5.50%, 3/31/03..........            --         146,179        146,179
 Aaa        200(e)     --          200    6.00%, 8/15/04..........        197,282            --         197,282
 Aaa           --    2,065       2,065    5.875%, 11/15/04........            --       2,027,562      2,027,562
 Aaa        270(e)     --          270    7.50%, 2/15/05..........        282,318            --         282,318
 Aaa        351(e)   2,909       3,260    6.00%, 8/15/09..........        346,556      2,872,172      3,218,728
 Aaa        132(e)   2,290       2,422    6.50%, 2/15/10..........        136,620      2,370,150      2,506,770
 Aaa         2,600     --        2,600    United States Treasury
                                           Stripped Interest,
                                          Zero Coupon, 11/15/21...        713,154            --         713,154
                                                                     ------------ -------------- --------------
                                          Total U.S. Government
                                           Securities
                                           (cost $85,546,159).....      3,290,756     82,883,940     86,174,696
                                                                     ------------ -------------- --------------
                                          FOREIGN GOVERNMENT
                                           BONDS--0.7%
                                          Comunidad Autonoma De
                                           Andalucia, Note,
 Aa3           120     120         240    7.25%, 10/1/29..........        115,764        115,764        231,528
 Ba1           --      700         700    Republic of Philippines,
                                           (Philippines)
                                          8.875%, 4/15/08.........            --         649,250        649,250
                                          Republic of Quebec,
                                           (Canada)
 A2            --      800         800    7.125%, 2/9/24..........            --         760,096        760,096
 A2            --      780         780    5.75%, 2/15/09..........            --         699,176        699,176
 A2            --      500         500    Republic of
                                           Saskatchewan, (Canada)
                                          9.125%, 2/15/21.........            --         591,620        591,620
                                          United Mexican States,
                                           (Mexico)
 Baa3          --    2,500       2,500    10.375%, 2/17/09........            --       2,687,500      2,687,500
 Baa3          --    1,700       1,700    5.874%,12/31/19.........            --       1,678,750      1,678,750
 Baa3          --    1,800       1,800    5.875%, 12/31/19........            --       1,777,500      1,777,500
                                                                     ------------ -------------- --------------
                                          Total Foreign Government
                                           Bonds
                                           (cost $8,688,976)......        115,764      8,959,656      9,075,420
                                                                     ------------ -------------- --------------
                                          Total Debt Obligations
                                           (cost $389,126,037)....     44,272,308    335,858,852    380,131,160
                                                                     ------------ -------------- --------------
                      UNITS
         --------------------------
                                          WARRANTS (A)
 --            --    5,384       5,384    United Mexican States,
                                           (Mexico) expiring
                                           12/31/03...............            --               0              0
                                                                     ------------ -------------- --------------
                                          Total Long-Term
                                           Investments
                                           (cost $981,740,807)....    123,709,731    948,672,111  1,072,381,842
                                                                     ------------ -------------- --------------

                  See Notes to Pro-Forma Financial Statements

          PRINCIPAL (000)                DESCRIPTION                           VALUE
  ------------------------------- ------------------------   ------------------------------------------
                       ACTIVE                                                                ACTIVE
   ACTIVE           BALANCED FUND                               ACTIVE                   BALANCED FUND
  BALANCED BALANCED   PRO-FORMA                                BALANCED                    PRO-FORMA
    FUND     FUND     COMBINED                                   FUND     BALANCED FUND     COMBINED
  -------- -------- -------------                            ------------ -------------- --------------

                                  SHORT-TERM INVESTMENTS--
                                   12.9%
                                  U.S. GOVERNMENT
                                   SECURITIES--0.5%
                                  United States Treasury
                                   Bills,
  $350(b)  $    --    $    350    5.63%, 6/22/00..........   $    345,512 $          --  $      345,512
   950(b)       --         950    5.6725%, 6/22/00........        937,725            --         937,725
    4,892       --       4,892    Federal Home Loan Bank
                                   Discount Notes,
                                  6.05%, 4/3/00...........      4,890,356            --       4,890,356
                                                             ------------ -------------- --------------
                                  Total U.S. Government
                                   Securities
                                   (cost $6,173,593)......      6,173,593            --       6,173,593
                                                             ------------ -------------- --------------
                                  COMMERCIAL PAPER--1.5%
    3,500       --       3,500    Centric Capital Corp.,
                                  6.08%, 5/19/00..........      3,471,626            --       3,471,626
    3,000       --       3,000    Cox Enterprises Inc.,
                                  6.20%, 4/26/00..........      2,987,083            --       2,987,083
                                  General Electric Capital
                                   Services Inc.,
    4,000       --       4,000    6.07%, 5/18/00..........      3,968,301            --       3,968,301
                                  Johnson Controls, Inc.,
    3,746       --       3,746    6.33%, 4/3/00...........      3,744,683            --       3,744,683
                                  Old Line Funding Corp.,
    4,500       --       4,500    6.05%, 5/15/00..........      4,466,725            --       4,466,725
                                                             ------------ -------------- --------------
                                  Total Commercial Paper
                                   (cost $18,638,418).....     18,638,418            --      18,638,418
                                                             ------------ -------------- --------------
                                  REPURCHASE AGREEMENT--
                                   10.9%
   31,014   101,818    132,832    Joint Repurchase
                                   Agreement Account,
                                  6.15%, 4/30/00 (cost
                                   $132,832,000)..........     31,014,000    101,818,000    132,832,000
                                                             ------------ -------------- --------------
                                  Total Short-Term
                                   Investments
                                   (cost $157,644,011)....     55,826,011    101,818,000    157,644,011
                                                             ------------ -------------- --------------
                                  Total Investments--
                                   100.9%
                                   (cost $1,139,384,818)..    179,535,742  1,050,490,111  1,230,025,853
                                                             ------------ -------------- --------------
                                  Liabilities in excess of
                                   other assets--(0.9)%...   (15,891,444)      4,946,711   (10,944,733)
                                                             ------------ -------------- --------------
                                  Net Assets..............   $163,644,298 $1,055,436,822 $1,219,081,120
                                                             ============ ============== ==============

----------
(a) Non-income producing security.
(b) All or partial amount of security is segregated as collateral for financial futures transactions.
(c) Mortgage dollar rolls.
(d) Figures are actual, not rounded to the nearest thousand.
(e) Pledged as collateral for dollar rolls.
  ADR--American Depository Receipts.
  MTN--Medium Term Note.
  NR--Not rated by Moody's or Standard & Poor's.

                  See Notes to Pro-Forma Financial Statements

                         PRO-FORMA FINANCIAL STATEMENTS

                 PRO-FORMA STATEMENT OF ASSETS AND LIABILITIES

                                 MARCH 31, 2000
                                  (UNAUDITED)

                                                                   PRUDENTIAL
                                    PRUDENTIAL      PRUDENTIAL   ACTIVE BALANCED
                                  ACTIVE BALANCED    BALANCED    FUND PRO-FORMA
                                       FUND            FUND         COMBINED
                                  --------------- -------------- ---------------
ASSETS
Investments, at value (cost
 $130,105,844 and $876,446,974,
 respectively) .................   $148,521,742   $  948,672,111 $1,097,193,853
Repurchase agreement (cost
 $31,014,000 and $101,818,000,
 respectively)..................     31,014,000      101,818,000    132,832,000
Foreign currency at value (cost
 $0 and $20,019, respectively) .            --            20,256         20,256
Cash............................            312              --             312
Dividends and interest
 receivable.....................        578,816        7,811,075      8,389,891
Receivable for Fund shares sold.        312,258          798,973      1,111,231
Receivable for investments sold.        279,799       10,244,233     10,524,032
Due from broker-variation
 margin.........................        145,988           10,497        156,485
Prepaid expenses and other
 assets.........................          4,771           35,270         40,041
                                   ------------   -------------- --------------
    Total assets ...............    180,857,686    1,069,410,415  1,250,268,101
                                   ------------   -------------- --------------
LIABILITIES
Bank overdraft .................            --            16,557         16,557
Payable for investments
 purchased......................     16,746,649        8,789,076     25,535,725
Payable for Fund shares
 reacquired.....................        203,601        3,512,024      3,715,625
Accrued expenses and other
 liabilities....................        161,343          617,102        778,445
Management fee payable..........         87,034          571,778        658,812
Distribution fee payable........         14,761          441,768        456,529
Withholding tax payable.........            --            25,288         25,288
                                   ------------   -------------- --------------
    Total liabilities ..........     17,213,388       13,973,593     31,186,981
                                   ------------   -------------- --------------
NET ASSETS .....................   $163,644,298   $1,055,436,822 $1,219,081,120
                                   ============   ============== ==============
Net assets were comprised of:
  Common stock/shares of
   beneficial interest at par ..   $     11,873   $      839,329 $      885,750
  Paid-in capital in excess of
   par..........................    141,308,908      919,533,273  1,060,807,633
                                   ------------   -------------- --------------
                                    141,320,781      920,372,602  1,061,693,383
  Undistributed net investment
   income.......................      1,200,937          288,983      1,489,920
  Accumulated net realized gain
   on investments...............        977,217       62,478,168     63,455,385
  Net unrealized appreciation of
   investments..................     20,145,363       72,297,069     92,442,432
                                   ------------   -------------- --------------
Net assets, March 31, 2000 .....   $163,644,298   $1,055,436,822 $1,219,081,120
                                   ============   ============== ==============
Class A:
  Net asset value and redemption
   price per share..............   $      13.76   $        12.59 $        13.76
  Maximum sales charge (5.00% of
   offering price)..............           0.72             0.66           0.72
                                   ------------   -------------- --------------
  Maximum offering price to
   public.......................   $      14.48   $        13.25 $        14.48
                                   ============   ============== ==============
  Shares outstanding 932,986;
   42,424,823 and 39,754,927;
   respectively
  Net assets $12,840,607;
   $534,187,194 and
   $547,027,801; respectively
Class B:
  Net asset value, offering
   price and redemption price
   per share....................   $      13.75   $        12.54 $        13.75
                                   ============   ============== ==============
  Shares outstanding 961,681;
   30,184,999 and 28,499,715;
   respectively
  Net assets $13,221,126;
   $378,649,954 and
   $391,871,080; respectively
Class C:
  Net asset value and redemption
   price per share..............   $      13.75   $        12.54 $        13.75
  Sales charge (1.00% of
   offering price)..............           0.14             0.13           0.14
                                   ------------   -------------- --------------
  Offering price to public......   $      13.89   $        12.67 $        13.89
                                   ============   ============== ==============
  Shares outstanding 119,774;
   840,172 and 886,249;
   respectively
  Net assets $1,646,547;
   $10,539,373 and $12,185,920;
   respectively
Class Z:
  Net asset value, offering
   price and redemption price
   per share....................   $      13.79   $        12.60 $        13.79
                                   ============   ============== ==============
  Shares outstanding 9,858,229;
   10,482,871 and 19,434,106;
   respectively
  Net assets $135,936,018;
   $132,060,301 and
   $267,996,319; respectively

                  See Notes to Pro-Forma Financial Statements

                       PRO-FORMA STATEMENT OF OPERATIONS

                      12-MONTH PERIOD ENDED MARCH 31, 2000
                                  (UNAUDITED)

                                                                         PRUDENTIAL
                                                                           ACTIVE
                                                                          BALANCED
                              PRUDENTIAL     PRUDENTIAL                  FUND PRO-
                            ACTIVE BALANCED   BALANCED    PRO-FORMA        FORMA
                                 FUND           FUND     ADJUSTMENTS      COMBINED
                            --------------- ------------ -----------    ------------
Net Investment Income
Income
  Interest ...............    $ 4,799,058   $ 29,272,214  $     --      $ 34,071,272
  Dividends (net of
   foreign withholding
   taxes of $658 and
   $13,694, respectively).        957,087     11,030,434        --        11,987,521
                              -----------   ------------  ---------     ------------
                                5,756,145     40,302,648        --        46,058,793
                              -----------   ------------  ---------     ------------
Expenses
  Management fee .........        969,483      7,033,279     12,225 (a)    8,014,987
  Distribution Fee--Class
   A......................         25,868      1,303,571     (1,225)(a)    1,328,214
  Distribution Fee--Class
   B......................        107,074      4,315,020     (3,479)(a)    4,418,615
  Distribution Fee--Class
   C......................         11,107        100,570       (102)(a)      111,575
  Transfer agent's fees
   and expenses ..........        258,000      2,309,000   (167,000)(b)    2,400,000
  Reports to shareholders.        173,000        201,000   (124,000)(b)      250,000
  Custodian's fees and
   expenses...............        159,000        200,000    (59,000)(b)      300,000
  Registration fees ......         91,000        120,000    (71,000)(b)      140,000
  Legal fees and expenses.         23,000         41,000    (14,000)(b)       50,000
  Audit fees and expenses.         20,000         30,000    (30,000)(b)       20,000
  Directors'/Trustees'
   fees and expenses .....          8,500         26,000    (13,000)(b)       21,500
  Miscellaneous ..........          4,391         41,138     (5,741)(b)       39,788
                              -----------   ------------  ---------     ------------
    Total expenses........      1,850,423     15,720,578   (476,322)      17,094,679
                              -----------   ------------  ---------     ------------
Net investment income.....      3,905,722     24,582,070    476,322       28,964,114
                              -----------   ------------  ---------     ------------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS
Net realized gain (loss)
 on:
  Investment transactions.      2,518,816     95,028,491        --        97,547,307
  Financial futures
   contracts..............          3,012        565,613        --           568,625
  Foreign currency
   transactions...........            --           3,391        --             3,391
                              -----------   ------------  ---------     ------------
                                2,521,828     95,597,495        --        98,119,323
                              -----------   ------------  ---------     ------------
Net change in unrealized
 appreciation/depreciation
 of
  Investments.............     11,252,276      6,391,450        --        17,643,726
                              -----------   ------------  ---------     ------------
Net gain (loss) on
 investments..............     13,774,104    101,988,945        --       115,763,049
                              -----------   ------------  ---------     ------------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS...............    $17,679,826   $126,571,015  $ 476,322     $144,727,163
                              ===========   ============  =========     ============

----------
(a) Adjustment to reflect management fee and distribution fee of each Class based on the surviving Fund's fee schedule.
(b) Adjustment to reflect elimination of duplicative expenses.

                  See Notes to Pro-Forma Financial Statements

                        PRUDENTIAL ACTIVE BALANCED FUND
                    NOTES TO PRO-FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. BASIS OF COMBINATION--The Pro-Forma Statement of Assets and Liabilities, including the Portfolio of Investments at March 31, 2000 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended March 31, 2000, reflect the accounts of Prudential Active Balanced Fund ("Active Balanced") and Prudential Balanced Fund ("Balanced").

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Balanced in exchange for shares in Active Balanced. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

Active Balanced would not have to sell any Balanced securities shown in the Portfolio of Investments that it might acquire in the proposed reorganization in order to comply with its investment objectives and policies.

2. SHARES OF COMMON STOCK--The pro-forma net asset value per share assumes the issuance of additional shares of each class of Active Balanced which would have been issued on March 31, 2000 in connection with the proposed reorganization. Shareholders of Balanced would become shareholders of Active Balanced receiving shares of Active Balanced equal to the value of their holdings in Balanced. The amount of additional shares assumed to be issued was calculated based on the March 31, 2000 net assets of Balanced and the net asset value per share of Active Balanced as follows:

                                                                        NET ASSET VALUE
                                          NET ASSETS                       PER SHARE
                                            3/31/00                         3/31/00
      ADDITIONAL SHARES ISSUED             BALANCED                     ACTIVE BALANCED
      ------------------------            -----------                   ---------------
      Class A     38,821,941              534,187,194                       $13.76
      Class B     27,538,034              378,649,954                        13.75
      Class C       766,475                10,539,373                        13.75
      Class Z      9,575,877              132,060,301                        13.79

3. PRO FORMA OPERATIONS--The Pro-Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and distribution fees of the combined Fund are based on the fee schedule in effect for Active Balanced at the combined level of average net assets for the twelve months ended March 31, 2000. The Pro-Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio. The expenses of the proposed reorganization and the solicitation of proxies, which will be borne by each Fund in proportion to their assets, approximating $223,000, have not been included in the Pro-Forma Statement of Operations.

                  THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
          Statement of Additional Information dated December 2, 1999

 The Prudential Investment Portfolios, Inc. (the Company) is an open-end, diversified, management investment company consisting of three series:
Prudential Active Balanced Fund (Active Balanced Fund), Prudential Jennison Growth Fund (Growth Fund) and Prudential Jennison Growth & Income Fund (Growth & Income Fund) (each a Fund and collectively the Funds).

 The investment objective of Active Balanced Fund is to seek income and long-term growth of capital by investing in a portfolio of equity-related, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation.

 The investment objective of Growth Fund is long-term growth of capital. The Growth Fund seeks to achieve this objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity securities of companies that exceed $1 billion in market capitalization.

 The primary investment objective of Growth & Income Fund is long-term growth of capital and income, with current income as a secondary objective. The Growth & Income Fund seeks to achieve this objective by investing primarily in common stocks of established companies with growth prospects believed to be under appreciated by the market.

 Each Fund may also engage in various derivative transactions, such as using options on stocks, stock indexes and foreign currencies, entering into foreign currency exchange contracts and the purchase and sale of futures contracts on stock indexes and options thereon to hedge its portfolio and to attempt to enhance return.

 There can be no assurance that the Funds' investment objectives will be achieved. See "Description of the Funds, Their Investments and Risks."

 The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

 This Statement of Additional Information is not a prospectus and should be read in conjunction with Active Balanced Fund's Prospectus, Growth Fund's Prospectus and Growth & Income Fund's Prospectus, each dated December 2, 1999, copies of which may be obtained from the Company upon request.

                               TABLE OF CONTENTS

                                                                Page
                                                                ----
Company History................................................. B-2
Description of the Funds, Their Investments and Risks........... B-2
Investment Restrictions......................................... B-24
Management of the Company....................................... B-27
Control Persons and Principal Holders of Securities............. B-30
Investment Advisory and Other Services.......................... B-31
Brokerage Allocation and Other Practices........................ B-37
Capital Shares, Other Securities and Organization............... B-39
Purchase, Redemption and Pricing of Fund Shares................. B-40
Shareholder Investment Account.................................. B-51
Net Asset Value................................................. B-56
Taxes, Dividends and Distributions.............................. B-57
Performance Information......................................... B-59
Financial Statements............................................ B-62
Report of Independent Accountants............................... B-78,B-89,B-101
Description of Security Ratings................................. A-1
Appendix I--General Investment Information...................... I-1
Appendix II--Historical Performance Data........................ II-1
Appendix III--Information Relating to Prudential................ III-1
Appendix IV--5% Shareholders.................................... IV-1

MF172B

                                COMPANY HISTORY

 The Company changed its name from Prudential Jennison Fund, Inc. to Prudential Jennison Series Fund, Inc., effective on September 10, 1996, in connection with the offering of a second series, Prudential Jennison Growth & Income Fund (Growth & Income Fund). The existing series of the Company was redesignated Prudential Jennison Growth Fund (Growth Fund). On August 27, 1997, the Company added a third series, Prudential Jennison Active Balanced Fund. Prudential Jennison Active Balanced Fund did not commence operations until January 23, 1998, when it acquired the assets of Prudential Active Balanced Fund, a series of Prudential Index Series Fund (formerly Prudential Dryden Fund). On June 1, 1998, the Company changed its name to The Prudential Investment Portfolios, Inc., in connection with the replacement of Prudential Jennison Active Balanced Fund's investment adviser and Prudential Jennison Active Balanced Fund's name was changed to Prudential Active Balanced Fund (Active Balanced Fund).

             DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

 (a) Classification. The Company is an open-end, diversified, management investment company consisting of three series. Each series operates as a separate fund with its own investment objectives and policies.

 (b) and (c) Investment Strategies, Policies and Risks. The investment objective of the Active Balanced Fund is to seek income and long-term growth of capital by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation. The investment objective of the Growth Fund is long-term growth of capital. The Growth Fund seeks to achieve this objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity securities of companies that exceed $1 billion in market capitalization. The primary investment objective of the Growth & Income Fund is long-term growth of capital and income, with current income as a secondary objective. The Growth & Income Fund seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be under appreciated by the market. While the principal investment policies and strategies for seeking to achieve a Fund's objective are described in its Prospectus, a Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in trying to achieve its objective. A Fund may not succeed in achieving its objective and you could lose money.

 The terms "investment adviser" and "Subadviser" refer, in the case of Growth Fund and Growth & Income Fund, to Jennison Associates LLC (Jennison), and in the case of Active Balanced Fund, to The Prudential Investment Corporation, doing business as Prudential Investments (PI). See "Management of the Company" below.

Equity-Related Securities

 Each Fund may invest in equity-related securities. Equity-related securities include common stocks, preferred stocks, securities convertible or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures, other forms of non-corporate investments, American Depositary Receipts
(ADRs) and American Depositary Shares (ADSs), and warrants and rights exercisable for equity securities.

 ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. Generally, ADRs and ADSs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs or ADSs into the underlying securities. Investment in ADRs and ADSs has certain advantages over direct investment in the underlying foreign securities since:
(1) ADRs and ADSs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (2) issuers whose securities are represented by ADRs or ADSs are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers.

 A convertible security is a bond, debenture, corporate note, preferred stock or other similar security that may be converted at a stated price within a specified period of time into a certain quantity of the common stock or other equity securities of the same or a different issuer. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

 In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying common stock). A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Each Fund may invest in these types of convertible securities.

 The Growth Fund may invest in convertible securities which are rated investment grade or in unrated securities of comparable quality. The Growth & Income Fund may invest in convertible securities which are rated below investment grade or in unrated securities of comparable quality. The Active Balanced Fund may invest in convertible securities which are rated below investment grade or in unrated securities of comparable quality.

U.S. Government Securities

 U.S. Treasury Securities. Each Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

 Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. Each Fund may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government except that the Growth & Income Fund does not intend to invest in mortgage-related securities. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association
(GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which a Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

 Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by a Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

Mortgage-Related Securities

 The Active Balanced Fund and the Growth Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages, issued by the U.S. Government or an issuing agency or instrumentality which guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of a Fund's shares. The Active Balanced Fund also may invest in mortgage-backed securities issued by private entities. Mortgage-backed securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage- backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. A Fund's ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

 The Active Balanced Fund and the Growth Fund may invest in both adjustable rate mortgage securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and fixed-rate mortgage securities
(FRMs), which are collateralized by fixed-rate mortgages.

 Private mortgage-backed securities in which the Active Balanced Fund may invest represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies.

 The Active Balanced Fund expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously was customary. As new types of mortgage-backed securities are developed and offered to investors, the Active Balanced Fund, consistent with its investment objective and policies, will consider making investments in those new types of securities.

 The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

 Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

 Government stripped mortgage-related interest only (IOs) and principal only
(POs) securities in which the Growth Fund and Active Balanced Fund may invest are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Fund will be able to effect a trade of IOs or POs at a time when it wishes to do so. A Fund will acquire IOs and POs only if, in the opinion of the Fund's Subadviser, a secondary market for the securities exists at the time of acquisition, or is subsequently expected. Each Fund will treat IOs and POs that are not U.S. Government securities as illiquid and will limit its investments in these securities, together with other illiquid investments, in order not to hold more than 15% of its net assets in illiquid securities. With respect to IOs and POs that are issued by the U.S. Government, the Subadviser, subject to the supervision of the Board of Directors, may determine that such securities are liquid, if it determines the securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

 Investment in IOs and POs involves the risks normally associated with investing in government and government agency mortgage-related securities. In addition, the yields on IOs and POs are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IOs and increasing the yield to maturity on POs. Sufficiently high prepayment rates could result in the Fund not fully recovering its initial investment in an IO.

 Collateralized Mortgage Obligations

 The Growth Fund and Active Balanced Fund also may invest in, among other things, parallel pay Collateralized Mortgage Obligations (CMOs), and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

 In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the underlying mortgage assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

 In reliance on Securities and Exchange Commission (Commission) rules and orders, a Fund's investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the limitations of the Investment Company Act of 1940, as amended (Investment Company Act) on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (iv) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

Asset-Backed Securities

 The Active Balanced Fund may invest in asset-backed securities that represent either fractional interests or participations in pools of leases, retail installment loans or revolving credit receivables held by a trust or limited purpose finance subsidiary. Such asset-backed securities may be secured by the underlying assets (such as certificates for automobile receivables) or may be unsecured (such as credit card receivable securities). Depending on the structure of the asset-backed security, monthly or quarterly payments of principal and interest or interest only are passed through or paid through to certificate holders. Asset-backed securities may be guaranteed up to certain amounts by guarantees, insurance or letters of credit issued by a financial institution affiliated or unaffiliated with the originator of the pool.

 Underlying automobile sales contracts and credit card receivables are, of course, subject to prepayment (although to a lesser degree than mortgage pass-through securities), which may shorten the securities' weighted average life and reduce their overall return to certificate holders. On the other hand, asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities often do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold.

 Unlike traditional fixed-income securities, interest and principal payments on asset-backed securities are made more frequently, usually monthly, and principal may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity. Certificate holders may also experience delays in payment if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, the Fund may invest in other asset- backed securities that may be developed in the future.

 Types of Credit Enhancement. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Custodial Receipts

 The Active Balanced Fund may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities.

 There are a number of risks associated with investments in custodial receipts. Although typically under the terms of a custodial receipt, the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Liquidity Puts

 The Active Balanced Fund may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "put bond" or a "tender option bond."

 Consistent with its investment objective, the Active Balanced Fund may purchase a put so that it will be fully invested in securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund will generally exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for the related fixed income security. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Subadviser for the Fund revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, the Fund's Subadviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund.

 These instruments are not deemed to be "put options" for purposes of the Active Balanced Fund's investment restriction.

Lower-Rated and Unrated Debt Securities

 The Active Balanced Fund and the Growth & Income Fund may invest, to a limited extent, in lower-rated and unrated debt securities. Non-investment grade fixed-income securities are rated lower than Baa (or the equivalent rating or, if not rated, determined by the Subadviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may also have less liquidity than higher quality securities. The Active Balanced Fund is not authorized to invest in excess of 20% of the fixed-income portion of its portfolio in non- investment grade fixed-income securities. The Growth & Income Fund may not invest more than 10% of its net assets in non-investment grade fixed-income securities.

 Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (that is, high yield or high risk) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. An investment adviser considers both credit risk and market risk in making investment decisions for a Fund.

 Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

 Lower-rated fixed-income securities present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of fixed-income securities moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Fund may decline proportionately more than a fund consisting of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities.

Foreign Securities

 Each Fund is permitted to invest in foreign corporate and government securities. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Government Entity in any such country denominated in the currency of another such country).

 A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-government issuers include, among others, the Province of Ontario and the City of Stockholm.

 Risk Factors and Special Considerations of Investing in Foreign Securities

 Foreign securities involve certain risks, which should be considered carefully by an investor in any Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possible imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment.

 Additional costs could be incurred in connection with the Funds' international investment activities. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

 If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' securities denominated in that currency. Such changes also will affect the Funds' income and distributions to shareholders. In addition, although a Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. A Fund may, but need not, enter into foreign currency forward contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

 Shareholders should be aware that investing in the equity markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.

 Risk Factors and Special Considerations of Investing in Euro-Denominated Securities

 On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state.

 The conversion may adversely affect a Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.

 The overall effect of the transition of member states' currencies to the euro is not known at this time. It is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and change in the behavior of investors, which would affect a Fund's investments and its net asset value. In addition, although U.S. Treasury regulations generally provide that the euro conversion will not, in itself, cause a U.S. taxpayer to realize gain or loss, other changes that may occur at the time of the conversion, such as accrual periods, holiday conventions, indexes, and other features may require the realization of a gain or loss by the Fund as determined under existing tax law.

 The Funds' Manager has taken steps: (1) that it believes will reasonably address euro-related changes to enable each Fund and its service providers to process transactions accurately and completely with minimal disruption to business activities and (2) to obtain reasonable assurances that appropriate steps have been taken by the Funds' other service providers to address the conversion. No Fund has borne any expenses relating to these actions.

Risk Management and Return Enhancement Strategies

 Each Fund also may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return. A Fund, and thus its investors, may lose money if the Fund is unsuccessful in its use of these strategies. These strategies currently include the use of options, foreign currency forward contracts and futures contracts and options thereon. The Active Balanced Fund also may purchase and sell currency spot contracts. A Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. The investment advisers do not intend to buy all of these instruments or use all of these strategies to the full extent permitted unless it is believed that doing so will help a Fund achieve its objectives. New financial products and risk management techniques continue to be developed and a Fund may use these new investments and techniques to the extent consistent with its investment objectives and policies.

 Options on Securities

 Each Fund may purchase and write (that is, sell) put and call options on securities that are traded on U.S. or foreign securities exchanges or that are traded in the over-the-counter markets. A call option is a short-term contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. A Fund will generally write put options when its investment adviser desires to invest in the underlying security. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

 A call option written by a Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written. A Fund may also write a call option or write a put option if it maintains cash or other liquid assets with a value equal to the exercise price in a segregated account with its Custodian. A Fund may also write a put option if it holds on a share-for- share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

 If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she had been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

 A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part if the Fund holds the underlying security by appreciation of the underlying security owned by the Fund.

 A Fund may also purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indexes, as described below.

 Options on Securities Indexes

 In addition to options on securities, each Fund may also purchase and sell put and call options on securities indexes traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indexes are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

 The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless a Fund has other liquid assets that are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

 Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indexes would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

 Risks of Transactions in Options

 An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

 Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Each Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

 Risks of Options on Indexes

 A Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

 Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

 The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

 Special Risks of Writing Calls on Indexes

 Because exercises of index options are settled in cash, a call writer such as a Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, a Fund will write call options on indexes only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes and Foreign Currencies and Futures Contracts and Related Options."

 Price movements in a Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when a Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of a Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

 Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank (in the case of Growth Fund and Growth & Income Fund, in amounts not exceeding 20% of the Fund's total assets and in the case of Active Balanced Fund, in amounts not exceeding 30% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

 When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where a Fund would be able to deliver the underlying securities in settlement, a Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

 If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

 Risks Related to Foreign Currency Forward Contracts

 Each Fund may enter into foreign currency forward contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

 Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If a Fund enters into a hedging transaction as described above, the transaction will be "covered" by the position being hedged, or the Fund's Custodian will segregate cash or other liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts (less the value of the covering positions, if any). The assets segregated will be marked-to-market daily, and if the value of the assets segregated declines, additional cash or other liquid assets will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitments with respect to such contracts.

 A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

 It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

 If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

 Each Fund's dealing in foreign currency forward contracts will generally be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency- denominated securities. It also should be recognized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

 Although a Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

 Foreign Currency Strategies--Special Considerations

 The Active Balanced Fund may use options on foreign currencies, futures on foreign currencies, options on futures contracts on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

 The Fund might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Fund's Subadviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

 The value of futures contracts, options on futures contracts, forward contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, a Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

 There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

 Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place with in the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might by required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

 Futures Contracts

 As a purchaser of a futures contract, a Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, a Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Growth & Income Fund may purchase futures contracts on debt securities, including U.S. Government securities, aggregates of debt securities, stock indexes and foreign currencies. The Growth Fund may purchase futures contracts on stock indexes and foreign currencies. The Active Balanced Fund may purchase futures contracts on securities, foreign currencies, stock indexes and interest rate indexes and options thereon.

 A Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of the Fund's portfolio securities may fall, a Fund may sell a futures contract. If declining interest rates are anticipated, a Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by a Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

 Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transaction.

 When a Fund enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or other liquid assets equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

 Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to a Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and a Fund may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, of cash or other liquid assets, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.

 Risks of Transactions in Futures Contracts

 There are several risks in connection with the use of futures contracts as a hedging device. In the case of futures contracts on securities indices, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of market trends by the investment adviser may still not result in a successful hedging transaction.

 Although a Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. Currently, index futures contracts are available on various U.S. and foreign securities indices.

 Successful use of futures contracts by a Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets and other factors affecting the securities market generally. If a Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it is disadvantageous to do so.

 The hours of trading of futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

 Options on Futures Contracts

 An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. With respect to stock indices, options are traded on futures contracts for various U.S. and foreign stock indexes, including the S&P 500 Stock Index and the NYSE Composite Index.

 The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

 Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes and Foreign Currencies and Futures Contracts and Related Options

 Each Fund may write put and call options on stocks only if they are covered as described above, and such options must remain covered so long as the Fund is obligated as a writer. A Fund will write put options on stock indexes and foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash or other liquid assets equal to the aggregate exercise price of the puts. A Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the market value of such Fund's total assets, taking into account unrealized profits and losses on such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase or sale of futures contracts and related options for bona fide hedging purposes, within the meaning of regulations of the Commodity Futures Trading Commission. Neither Growth Fund nor Growth & Income Fund intends to purchase options on equity securities or securities indexes if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.

 Except as described below, a Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate with its Custodian, or pledge to a broker as collateral for the option, cash or other liquid assets substantially replicating the movement of the index, in the judgment of the Fund's investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

 If a Fund has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, and that, in the judgment of the investment adviser, substantially replicate the movement of the index with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Fund in cash or other liquid assets with its Custodian, it will not be subject to the requirements described in this paragraph.

 Position Limits. Transactions by a Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which a Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

 Risks of Risk Management and Return Enhancement Strategies

 Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Funds would not be subject absent the use of these strategies. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction and
(6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate liquid assets in connection with hedging transactions. See "Taxes, Dividends and Distributions."

 The Funds will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Funds will generally purchase OTC options only if management believes that the other party to the options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close out an option or futures transaction. The inability to close out options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

Short Sales

 The Growth Fund and Growth & Income Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box), and that not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales. The Active Balanced Fund may make short sales against- the-box, provided no more than 25% of the Fund's net assets (determined at the time of the short sale against-the-box) may be subject to such sales.

 The Growth Fund and Growth & Income Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will segregate with its Custodian cash or other liquid assets at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No more than 25% of the Fund's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements

 Each Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date usually is within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

 A Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the investment adviser. In the event of a default or bankruptcy by a seller, a Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

 Active Balanced Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Forward Rolls, Dollar Rolls and Reverse Repurchase Agreements

 The Active Balanced Fund may commit up to 30% of the value of its total assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements. A forward roll is a transaction in which the Fund sells a security to a financial institution, such as a bank or broker- dealer, and simultaneously agrees to repurchase the same or similar security from the institution at a later date at an agreed upon price. With respect to mortgage-related securities, such transactions are often called "dollar rolls." In dollar roll transactions, the mortgage-related securities that are repurchased will bear the same coupon rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the roll period, the Fund forgoes principal and interest paid on the securities and is compensated by the difference between the current sales price and the forward price for the future purchase as well as by interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

 Reverse repurchase agreements involve sales by the Fund of portfolio securities to a financial institution concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

 Reverse repurchase agreements, forward rolls and dollar rolls involve the risk that the market value of the securities purchased by the Fund with the proceeds of the initial sale may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement, forward roll or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligations to repurchase the securities. The staff of the Commission has taken the position that reverse repurchase agreements, forward rolls and dollar rolls are to be treated as borrowings. The Company expects that under normal conditions most of the borrowings of the Fund will consist of such investment techniques rather than bank borrowings.

 The Active Balanced Fund may enter into reverse repurchase agreements with banks and securities dealers which meet the creditworthiness standards established by the investment adviser. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Active Balanced Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase.

Lending of Securities

 Consistent with applicable regulatory requirements, a Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 30% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or other liquid assets or an irrevocable letter of credit in favor of the Fund equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

 A loan may be terminated by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

 Since voting or consent rights that accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan. A Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Borrowing

 Active Balanced Fund may borrow an amount equal to no more than 30% of the value of its total assets and Growth Fund and Growth & Income Fund may each borrow an amount equal to no more than 20% of the value of their respective total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Active Balanced Fund also may borrow through forward rolls, dollar rolls or through reverse repurchase agreements, and also to take advantage of investment opportunities. Active Balanced Fund may pledge up to 30% of its total assets and Growth Fund and Growth & Income Fund may each pledge up to 20% of their respective total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Growth Fund and Growth & Income Fund will not purchase portfolio securities when borrowings exceed 5% of the value of their respective total assets.

 Borrowing for investment purposes is generally known as "leveraging." Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, a Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate.

Illiquid Securities

 Each Fund may hold up to 15% of its net assets in illiquid securities. If a Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets (either within or outside of the United States). Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

 Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund also might have to register such restricted securities to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

 In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

 Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

 Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The Funds' investments in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Each investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

 The staff of the Commission has taken the position, which the Funds will follow, that purchased over-the-counter (OTC) options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the securities used as "cover" as liquid.

Securities of Other Investment Companies

 Each Fund may invest up to 10% of its total assets in securities of other investment companies. Generally, a Fund does not intend to invest more than 5% of its total assets in such securities. If a Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. In addition, the Active Balanced Fund may purchase shares of affiliated investment companies. See "Investment Restrictions" below.

Segregated Assets

 Each Fund segregates with its Custodian, State Street Bank and Trust Company, cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

When-Issued and Delayed Delivery Securities

 Each Fund may purchase or sell securities on when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

(d) Temporary Defensive Strategy and Short-Term Investments

 When adverse market or economic conditions dictate a defensive strategy, each Fund may temporarily invest without limit in high quality money market instruments, including commercial paper of corporations, foreign government securities, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, non-convertible debt securities (corporate and government), obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars). Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

 Each Fund also may temporarily hold cash or invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs.

(e) Portfolio Turnover

 As a result of the investment policies described above, each Fund may engage in a substantial number of portfolio transactions, but neither the Growth Fund's nor the Growth & Income Fund's portfolio turnover rate is expected to exceed

100%, and the Active Balanced Fund's portfolio turnover rate is not expected to exceed 200%. The portfolio turnover rate generally is the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by a Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

                            INVESTMENT RESTRICTIONS

 The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means with respect to each Fund, the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

Growth Fund and Growth & Income Fund may not:

 1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

 2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

 3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

 4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or
(ii) 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

 5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

 6. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon. (For purposes of this restriction, futures contracts on currencies and on securities indexes and, with respect to Growth & Income Fund, futures contracts on debt securities, and foreign currency forward contracts are not deemed to be commodities or commodity contracts.)

 7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. Neither Fund has adopted a fundamental investment policy with respect to investments in restricted securities. See "Description of the Funds, Their Investments and Risks--Illiquid Securities."

 8. Make investments for the purpose of exercising control or management.

 9. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

 10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

 11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 30% of the Fund's total assets.

 12. Purchase more than 10% of all outstanding voting securities of any one issuer.

Active Balanced Fund may not:

 1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

 2. Make short sales of securities. Short sales "against-the-box" are not subject to this limitation.

 3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks or through forward rolls, dollar rolls or reverse repurchase agreements in an amount up to 30% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 30% of the value of its total assets to secure such borrowings. The purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets subject to this restriction.

 4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result; (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or
(ii) 25% or more of the Fund's total assets (determined at the time of investment) would be invested in a single industry.

 5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

 6. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon, and foreign currency forward contracts.

 7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, if may be deemed to be an underwriter under certain federal securities laws.

 8. Make investments for the purpose of exercising control or management.

 9. Invest in securities of other investment companies, except: (i) purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, (ii) as part of a merger, consolidation or other acquisition, or (iii) purchases of affiliated investment company shares pursuant to and subject to such limits as the Commission may impose by rule or order.

 10. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 30% of the Fund's total assets.

 11. Purchase more than 10% of all outstanding voting securities of any one issuer.

 Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                           MANAGEMENT OF THE COMPANY

  Name and Address **      Position with
        (Age)                Company         Principal Occupations During Past 5 Years
-------------------      -------------       -----------------------------------------
Edward D. Beach (74)     Director            President and Director of BMC Fund, Inc., a
                                             closed-end investment company; formerly, Vice
                                             Chairman of Broyhill Furniture Industries,
                                             Inc.; Certified Public Accountant; Secretary
                                             and Treasurer of Broyhill Family Foundation,
                                             Inc.; Member of the Board of Trustees of Mars
                                             Hill College; Director of The High Yield
                                             Income Fund, Inc.; Director or Trustee of 44
                                             funds within the Prudential Mutual Funds.

Delayne Dedrick Gold     Director            Marketing and Management Consultant; Director of
(62)                                         The High Yield Income Fund, Inc.; Director or
                                             Trustee of 44 funds within the
                                             Prudential Mutual Funds.

*Robert F. Gunia (52)    Vice President      Chief Administrative Officer (since June 1999) of
                         and Director        Prudential Investments; Vice President
                                             (since September 1997) of The Prudential Insurance
                                             Company of America (Prudential); Executive Vice
                                             President and Treasurer (since December 1996) of
                                             Prudential Investments Fund Management LLC (PIFM);
                                             Senior Vice President (March 1987-May 1999) of
                                             Prudential Securities Incorporated (Prudential
                                             Securities); formerly Chief Administrative Officer
                                             (July 1990-September 1996), Director (January 1989-
                                             September 1996) and Executive Vice President,
                                             Treasurer and Chief Financial Officer (June 1987-
                                             September 1996) of Prudential Mutual Fund
                                             Management, Inc.; Vice President and Director of
                                             The Asia Pacific Fund, Inc. (since May 1989);
                                             Director of The High Yield Income Fund, Inc.;
                                             Director or Trustee of 45 funds within the
                                             Prudential Mutual Funds.

Douglas H. McCorkindale  Director            Vice Chairman (since March 1984) and President
(60)                                         (since September 1997) of Gannett Co. Inc.
                                             (publishing and media); Director of Gannett
                                             Co. Inc., Frontier Corporation and Continental
                                             Airlines, Inc.; Director or Trustee of 24
                                             funds within the Prudential Mutual Funds.

Thomas T. Mooney (57)    Director            President of the Greater Rochester Metro Chamber
                                             of Commerce; former Rochester City Manager;
                                             Trustee of Center for Governmental Research,
                                             Inc.; Director of Blue Cross of Rochester,
                                             Monroe County Water Authority, Rochester Jobs,
                                             Inc., Executive Service Corps of Rochester,
                                             Monroe County Industrial Development
                                             Corporation and Northeast Midwest Institute;
                                             President, Director and Treasurer of First
                                             Financial Fund, Inc. and The High Yield Plus
                                             Fund, Inc.; Director or Trustee of 34 other
                                             funds within the Prudential Mutual Funds.

  Name and Address **
         (Age)            Position with Company    Principal Occupations During Past 5 Years
  -------------------     ---------------------    -----------------------------------------
Stephen P. Munn (57)      Director                 Chairman (since January 1994), Director and
                                                   President (since 1988) and Chief Executive
                                                   Officer (1988-December 1993) of Carlisle
                                                   Companies Incorporated (manufacturer of
                                                   industrial products); Director or Trustee of
                                                   30 funds within the Prudential Mutual Funds.

*David R. Odenath, Jr.    Director                 Officer in Charge, President, Chief
                                                   Executive (42) Officer and Chief Operating
                                                   Officer (since June 1999), PIFM; Senior Vice
                                                   President (since June 1999), Prudential;
                                                   Senior Vice President (August 1993-May
                                                   1999), PaineWebber Group Inc.; Director or
                                                   Trustee of 44 funds within the Prudential
                                                   Mutual Funds.

Richard A. Redeker (56)   Director                 Formerly President, Chief Executive Officer
                                                   and Director (October 1993-September 1996)
                                                   of Prudential Mutual Fund Management, Inc.,
                                                   Executive Vice President, Director and
                                                   Member of the Operating Committee (1993-
                                                   September 1996), Prudential Securities,
                                                   Director (October 1993-September 1996) of
                                                   Prudential Securities Group, Inc., Executive
                                                   Vice President (January 1994-September
                                                   1996), The Prudential Investment
                                                   Corporation, Director (January 1994-
                                                   September 1996), Prudential Mutual Fund
                                                   Distributors, Inc. and Prudential Mutual
                                                   Fund Services, Inc., and Senior Executive
                                                   Vice President and Director (September 1978-
                                                   September 1993) of Kemper Financial
                                                   Services, Inc.; Director or Trustee of 30
                                                   funds within the Prudential Mutual Funds.

Robin B. Smith (59)       Director                 Chairman and Chief Executive Officer (since
                                                   August 1996) of Publishers Clearing House,
                                                   formerly President and Chief Executive Officer
                                                   (January 1988-August 1996) and President and
                                                   Chief Operating Officer (September 1981-
                                                   December 1988) of Publishers Clearing House;
                                                   Director of BellSouth Corporation, Texaco
                                                   Inc., Springs Industries Inc. and Kmart
                                                   Corporation; Director or Trustee of 32 funds
                                                   within the Prudential Mutual Funds.

*John R. Strangfeld, Jr.  President and Director   Chief Executive Office, Chairman, President and
(45)                                               Director (since January 1990) of The Prudential
                                                   Investment Corporation, Executive Vice President
                                                   (since February 1998), Prudential Global Asset
                                                   Management Group of Prudential, and Chairman
                                                   (since August 1989), Pricoa Capital Group;
                                                   formerly various positions to Chief Executive
                                                   Officer (November 1994-December 1998), Private
                                                   Asset Management Group of Prudential and Senior
                                                   Vice President (January 1986-August 1989),
                                                   Prudential Capital Group, a unit of Prudential;
                                                   President and Director or Trustee of 45 funds
                                                   within the Prudential Mutual Funds.

  Name and Address **        Position with
         (Age)                Company          Principal Occupations During Past 5 Years
-------------------        -------------       -----------------------------------------
Louis A. Weil, III (58)   Director             Chairman (since January 1999), President and
                                               Chief Executive Officer (since January 1996)
                                               and Director (since September 1991) of Central
                                               Newspapers, Inc.; Chairman of the Board (since
                                               January 1996), Publisher and Chief Executive
                                               Officer (August 1991-December 1995) of Phoenix
                                               Newspapers, Inc.; formerly Publisher of Time
                                               Magazine (May 1989-March 1991), President,
                                               Publisher & CEO of The Detroit News (February
                                               1986-August 1989) and member of the Advisory
                                               Board, Chase Manhattan Bank-Westchester;
                                               Director or Trustee of 30 funds within the
                                               Prudential Mutual Funds.

Clay T. Whitehead (61)    Director             President (since May 1983) of National Exchange
                                               Inc. (new business development firm); Director
                                               or Trustee of 33 funds within the Prudential
                                               Mutual Funds.

Grace C. Torres (40)      Treasurer and        First Vice President (since December 1996) of
                          Principal Financial  PIFM; First Vice President (since March 1993)
                          and Accounting       of Prudential Securities; formerly First Vice
                          Officer              President (March 1994-September 1996) of
                                               Prudential Mutual Fund Management, Inc.

Marguerite E.H. Morrison  Secretary            Vice President (since December 1996) of PIFM;
                                               (43) Vice President and Associate General
                                               Counsel (since September 1987) of Prudential
                                               Securities; formerly Vice President and
                                               Associate General Counsel (June 1991-September
                                               1996) of Prudential Mutual Fund Management, Inc.

Stephen M. Ungerman (46)  Assistant            Tax Director (since March 1996) of Prudential
                          Treasurer            Investments; formerly First Vice President of
                                               Prudential Mutual Fund Management, Inc.
                                               (February 1993-September 1996).

__________________

* "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential, Prudential Securities or PIFM.
** The address of the Directors and officers is c/o Prudential Investments Fund
   Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

 The Company has Directors who, in addition to overseeing the actions of the Company's Manager, Subadvisers and Distributor, decide upon matters of general policy. The Directors also review the actions of the Company's officers who conduct and supervise the daily business operations of the Company.

 Pursuant to each Management Agreement with the Company, the Manager pays all compensation of officers and employees of the Company as well as the fees and expenses of all Directors of the Company who are affiliated persons of the Manager. The Company currently pays each of its Directors who is not an affiliated person of PIFM, PI or Jennison annual compensation of $2,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on the Boards of which the Director will be asked to serve.

 Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Company. Under the terms of the agreement, the Company accrues daily the amount of Directors' fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter (the T-bill rate) or, pursuant to a Commission exemptive order, at the daily rate of return of a Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Company's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Company.

 The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. Mr. Beach is scheduled to retire on December 31, 1999.

 The following table sets forth aggregate compensation paid by the Company to the Directors for the fiscal year ended September 30, 1999 and the aggregate compensation paid to such Directors for service on the Company's board and the boards of other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1998.

                               Compensation Table

                                                               Total 1998
                                                              Compensation
                                                              Paid to Board
                                                                 Members

                                                  Aggregate            From Company and
                                                 Compensation                Fund
Name and Position                                From Company            Complex(/2/)
-----------------                               ------------           ---------------
Beach, Edward D.--Director                          $2,500             $135,000(44/71)*
Gold, Delayne D.--Director                          $2,500             $135,000(44/71)*
Gunia, Robert F.(/1/)--Director                       --                     --
McCorkindale, Douglas H.(/2/)--Director             $2,500             $ 70,000(23/40)*
Mooney, Thomas T.(/2/)--Director                    $2,500             $115,000(35/70)*
Munn, Stephen P.--Director                          $2,500             $ 45,000(18/24)*
Odenath, Jr., David R.(/1/)--Director                 --                     --
Redeker, Richard A.(/1/)--Director                  $1,875                   --
Smith, Robin B.(/2/)--Director                      $2,500             $ 90,000(32/41)*
Strangfeld, Jr., John R.(/1/)--President and Di-
 rector                                               --                     --
Weil, III, Louis A.--Director                       $1,250             $ 90,000(30/54)*
Whitehead, Clay T.--Director                        $1,250             $ 45,000(18/24)*

---------
* Indicates number of funds/portfolios in Fund Complex (including the Company) to which aggregate compensation relates.
(1) Directors who are "interested" do not receive compensation from the Fund Complex (including the Company). Mr. Redeker is no longer an interested Director.
(2) Total compensation from all the funds in the Fund Complex for the calendar year ended December 31, 1998, including amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total deferred compensation amounted to $71,145, $119,740 and $116,225 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

 Directors of the Company are eligible to purchase Class Z shares of each Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.

 As of November 5, 1999, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

 As of November 5, 1999, Prudential Securities was the record holder for other beneficial owners of 101,127 Class A shares (or 13% of the outstanding Class A shares), 192,958 Class B shares (or 22.6% of the outstanding Class B shares), 57,336 Class C shares (or 64% of the outstanding Class C shares), and 11,353 Class Z shares (or 0.12% of the outstanding Class Z shares) of Active Balanced
 Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

 As of November 5, 1999, Prudential Securities was the record holder for other beneficial owners of 26,298,145 Class A shares (or 54.3% of the outstanding Class A shares), 50,902,436 Class B shares (or 64.3% of the outstanding Class B shares), 6,183,786 Class C shares (or 79.4% of the outstanding Class C shares), and 2,087,186 Class Z shares (or 2.1% of the outstanding Class Z shares) of Growth Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

 As of November 5, 1999, Prudential Securities was the record holder for other beneficial owners of 1,999,853 Class A shares (or 67.9% of the outstanding Class A shares), 4,866,234 Class B shares (or 67.2% of the outstanding Class B shares), 530,806 Class C shares (or 83.1% of the outstanding Class C shares), and 160,731 Class Z shares (or 47.8% of the outstanding Class Z shares) of Growth & Income Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

 A list of shareholders who own 5% of the outstanding shares of the Funds as of November 5, 1999 is attached as Appendix IV.

                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) Manager and Investment Advisers

 The manager of the Company is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Funds, comprise the Prudential Mutual Funds. As of October 31, 1999, PIFM managed and/or administered open-end and closed- end management investment companies with assets of approximately $72 billion. According to the Investment Company Institute, as of September 30, 1999, the Prudential Mutual Funds were the 20th largest family of mutual funds in the United States.

 PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly owned subsidiary of PIFM, serves as the transfer agent and dividend distribution agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

 Pursuant to each Management Agreement with the Company (the Management Agreements), PIFM, subject to the supervision of the Company's Board of Directors and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Company. PIFM has hired The Prudential Investment Corporation, doing business as Prudential Investments (PI), to provide subadvisory services to the Active Balanced Fund and Jennison Associates LLC (Jennison) to provide subadvisory services to the Growth Fund and Growth & Income Fund. PIFM also administers the Company's corporate affairs and, in connection therewith, furnishes the Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Funds' custodian (the Custodian), and PMFS, the Funds' transfer and dividend disbursing agent. The management services of PIFM for the Funds are not exclusive under the terms of the Management Agreements and PIFM is free to, and does, render management services to others.

 For its services, PIFM receives, pursuant to the Management Agreements, a fee at an annual rate of .60 of 1% of each of Growth Fund's and Growth & Income Fund's average daily net assets and a fee at an annual rate of .65 of 1% of the Active Balanced Fund's average daily net assets. Each fee is computed daily and payable monthly. Effective January 1, 2000, PIFM will receive a management fee from the Growth Fund at an annual rate of .60% of the Fund's average net assets up to $300 million, .575% of the Fund's average net assets from $300 million to $5 billion and .55% of the Fund's average net assets over $5 billion. Also effective January 1, 2000, PIFM will receive a management fee from the Growth & Income Fund at an annual rate of .60% of the Fund's average net assets up to $300 million and .575% of the Fund's average net assets over $300 million. The Management Agreements also provide that, in the event the expenses of a Fund (including the fees of

PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. No jurisdiction currently limits a Fund's expenses.

 In connection with its management of the corporate affairs of the Company, PIFM bears the following expenses:

 (a) the salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of Directors who are not affiliated persons of PIFM or the Company's investment advisers;

 (b) all expenses incurred by PIFM or by the Company in connection with managing the ordinary course of a Fund's business, other than those assumed by a Fund as described below; and

 (c) with respect to Growth Fund and Growth & Income Fund, the fees payable to Jennison pursuant to a Subadvisory Agreement between PIFM and Jennison and, with respect to Active Balanced Fund, the costs and expenses payable to PI pursuant to a Subadvisory Agreement between PIFM and PI (collectively, the Subadvisory Agreements).

 Under the terms of each Management Agreement, the Company is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Company's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of each Fund and of pricing each Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Company, (e) brokerage commissions and any issue or transfer taxes chargeable to the Company in connection with its securities transactions, (f) all taxes and corporate fees payable by the Company to governmental agencies, (g) the fees of any trade associations of which the Company may be a member, (h) the cost of stock certificates representing shares of the Company, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Company and the fees and expenses involved in registering and maintaining registration of the Company and of its shares with the Commission, including the preparation and printing of each Fund's registration statements and prospectuses for such purposes and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business and (m) distribution fees.

 Each Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

 PIFM has entered into a Subadvisory Agreement with Jennison, a wholly-owned subsidiary of Prudential, and a Subadvisory Agreement with PI, also a wholly-owned subsidiary of Prudential. Under the Subadvisory Agreements, Jennison will furnish investment advisory services in connection with the management of the Growth Fund and Growth & Income Fund and PI will furnish investment advisory services in connection with the management of the Active Balanced Fund, respectively. In connection therewith, Jennison and PI are obligated to keep certain books and records of each Fund for which they serve as investment adviser. Under each Subadvisory Agreement, Jennison and PI, respectively, subject to the supervision of PIFM, are responsible for managing the assets of each Fund for which they serve as investment adviser in accordance with such Fund's investment objectives, investment program and policies. Jennison and PI determine what securities and other instruments are purchased and sold for each such Fund and are responsible for obtaining and evaluating financial data relevant to such Fund. PIFM continues to have responsibility for all investment advisory services pursuant to each Management Agreement. Under its Subadvisory Agreement with Jennison, PIFM compensates Jennison for its services at an annual rate of .30 of 1% of Growth Fund's and Growth & Income Fund's respective average daily net assets up to and including $300 million and .25 of 1% of those Fund's respective average daily net assets in excess of $300 million. Under its Subadvisory Agreement with PIFM, PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing investment advisory services to Active Balanced Fund. Effective January 1, 2000, PI will be reimbursed by PIFM at an annual rate of .325 of 1% of Active Balanced Fund's average daily net assets (representing half of the compensation received from the Fund by PIFM).

 For the fiscal year ended September 30, 1997, PIFM received from the Growth Fund management fees of $5,276,337, of which $2,348,474 was paid to Jennison, and PIFM received from the Growth & Income Fund management fees of $513,032, of which $256,516 was paid to Jennison. For the fiscal year ended September 30, 1998, PIFM received from the Growth Fund management fees of $9,927,436, of which $4,286,432 was paid to Jennison, and PIFM received from the Growth & Income Fund management fees of $826,308, of which $413,154 was paid to Jennison. The Active Balanced Fund was not a series of the Company during the fiscal year ended September 30, 1997. For the period January 23, 1998 through September 30, 1998, PIFM received from the Active Balanced Fund management fees of $788,381. For the fiscal year ended September 30, 1999, PIFM received from the Growth Fund management fees of $22,079,891, of which $9,349,954 was paid to Jennison, PIFM received from the Growth & Income Fund management fees of $849,053, of which $424,526 was paid to Jennison and PIFM received from the Active Balanced Fund management fees of $940,298.

 Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the applicable Management Agreement. Each Subadvisory Agreement may be terminated by the Company, PIFM or Jennison or PI, respectively, upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

 PI's Fixed Income Group manages more than $135 billion for Prudential's retail investors, institutional investors and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams (Teams) specializing in different market sectors. Top- down, broad investment decisions are made by the Fixed Income Investment Policy Committee, whereas bottom-up security selection is made by the sector Teams.

 Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining PI in 1998, he was a managing director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading and corporate bond investing.

 Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to this appointment in 1999, he was senior managing director of Prudential's Capital Management Group, where he was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.

 The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector Team leaders, the chief investment strategist and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

 The Fixed Income Liquidity Team, headed by Michael Lillard, is primarily responsible for overseeing the day-to-day management of the fixed-income portion of the Active Balanced Fund. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Fixed Income Investment Policy Committee and the Active Balanced Fund's investment restrictions and policies. In addition, a credit research team of analysts supports the Team using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

(b) Principal Underwriter, Distributor and Rule 12b-1 Plans

 Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Company. PIMS is a subsidiary of Prudential.

 Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Company under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Company's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Class Z shares under the Distribution Agreement with the Company, none of which are reimbursed by or paid for by any Fund.

 The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

 Under its Plans, a Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

 The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of a Fund's shares and the maintenance of related shareholder accounts.

 Class A Plan. Under each Fund's Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution-related fees payable under each Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 2000 and contractually limited its distribution-related fees for the fiscal year ended September 30, 1999 to .25 of 1% of the average daily net assets of each Fund's Class A shares.

 For the fiscal year ended September 30, 1999, the Growth Fund paid total distribution fees of $1,870,788 to PIMS under the Class A Plan. For the fiscal year ended September 30, 1999, the Growth & Income Fund paid total distribution fees of $89,537 to PIMS under the Class A Plan. For the fiscal year ended September 30, 1999, the Active Balanced Fund paid total distribution fees of $17,294 to PIMS under the Class A Plan. These amounts were primarily expended for the payment of account servicing fees to financial advisers and other persons who sell Class A shares of the applicable Fund. In addition, for the same period, PIMS received approximately $2,331,800 and $72,600, respectively, in initial sales charges with respect to the sale of Class A shares of the Growth Fund and Growth & Income Fund, respectively, and PIMS received approximately $60,400 in initial sales charges with respect to the sale of Class A shares of the Active Balanced Fund.

 Class B and Class C Plans. Under each Fund's Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset- based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and (2) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.

 Class B Plan. For the fiscal year ended September 30, 1999, PIMS received $12,368,254, $949,035 and $70,178 on behalf of the Growth Fund, Growth & Income Fund and Active Balanced Fund, respectively, under the Class B Plan. For the fiscal year ended September 30, 1999, PIMS spent approximately the following amounts on behalf of each such Fund.

                                                                             Approximate
                                                          Compensation to       Total
                                                            Prusec for          Amount
                           Commission                       Commission         Spent by
                           Payments to                      Payments to      Distributor
                            Financial                   Representatives and  on behalf of
        Fund     Printing   Advisers    Overhead Costs    Other Expenses         Fund
      ---------  --------  -----------  --------------  -------------------  ------------
      Growth      $2,673   $5,588,791     $6,669,091        $4,636,717       $16,897,272
      Growth &
       Income     $2,485   $  271,923     $  165,167        $  181,177       $   620,752
      Active
       Balanced   $2,289   $   23,195     $   54,421        $  207,141       $   287,046

 "Overhead" costs represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund shares.

 The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended September 30, 1999, PIMS received approximately $2,013,100, $294,400 and $59,100 in contingent deferred sales charges attributable to Class B shares of the Growth Fund, Growth & Income Fund and Active Balanced Fund, respectively.

 Class C Plan. For the fiscal year ended September 30, 1999, PIMS received $980,326, $77,020 and $6,737 on behalf of the Growth Fund, Growth & Income Fund and Active Balanced Fund, respectively, under the Class C Plan. For the fiscal year ended September 30, 1999, PIMS spent approximately the following amounts on behalf of each such Fund.

                                                                              Approximate
                                                         Compensation to        Total
                                                           Prusec for           Amount
            Commission                                      Commission          Spent by
            Payments to                                     Payments to       Distributor
             Financial                                  Representatives and   on behalf of
  Fund       Printing    Advisers     Overhead Costs     Other Expenses          Fund
----------   --------   -----------   --------------   --------------------   ------------
Growth         $222      $877,027      $392,770            $61,261             $1,331,280
Growth &
 Income        $193      $ 61,299      $ 10,450            $ 1,574             $   73,516
Active
 Balanced      $195      $  4,402      $  4,122            $ 5,814             $   14,533

 The Distributor also receives an initial sales charge and the proceeds of contingent deferred sales charges paid by holders of Class C shares upon certain redemptions of Class C shares. For the fiscal year ended September 30, 1999, PIMS received approximately $46,500, $900 and $700 in contingent deferred sales charges attributable to Class C shares of the Growth Fund, Growth & Income Fund and Active Balanced Fund, respectively. For the fiscal year ended September 30, 1999, the

Distributor also received approximately $629,300, $15,300 and $6,600 in initial sales charges in connection with the sale of Class C shares of the Growth Fund, Growth & Income Fund and Active Balanced Fund, respectively.

 Distribution expenses attributable to the sale of Class A, Class B and Class C shares of a Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

 The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Class A, Class B and Class C Plans or in any agreement related to the Plans (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 60 days', nor less than 30 days', written notice to any other party to the Plan. The Plan may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

 Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

 Pursuant to the Distribution Agreement, the Company has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

 In addition to distribution and service fees paid by each Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons who distribute shares of the Funds (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

Fee Waivers/Subsidies

  PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for the Class A shares as described above. Fee waivers and subsidies will increase a Fund's total return.

NASD Maximum Sales Charge Rule

     Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge of a Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(c) Other Service Providers

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of each Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for each Fund's foreign assets held outside the United States.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of each Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $10.00, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

  PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Company's independent accountants, and in that capacity audits the annual financial statements of each Fund.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES

 The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Company, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

 In the over-the-counter markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. A Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities (or any affiliate) acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities or any affiliate acting as market maker, and it will not execute a negotiated trade with Prudential Securities or any affiliate if execution involves Prudential Securities' acting as principal with respect to any part of a Fund's order.

 In placing orders for portfolio securities of a Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, a Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

  When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities; investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with a Fund.

  The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to a Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

  When the Manager deems the purchase or sale of equities to be in the best interests of a Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients.

 The allocation or orders among firms and the commission rates paid are reviewed periodically by the Company's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Company, will not significantly affect a Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

 Subject to the above considerations, Prudential Securities (or any affiliate) may act as a securities broker or futures commission merchant for the Company. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Company, including a majority of the Directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to a Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities also are subject to such fiduciary standards as may be imposed by applicable law.

 The table below sets forth information concerning payment of commissions by the Funds, including the amount of such commissions paid to Prudential Securities, for the three years ended September 30, 1999:

                                 Fiscal Year Ended                Fiscal Year Ended                 Fiscal Year Ended
                                 September 30, 1999               September 30, 1998                September 30, 1997
                           -------------------------------  -------------------------------  -----------------------------------
                            Active                Growth &   Active                Growth &   Active                 Growth &
                           Balanced    Growth      Income   Balanced    Growth      Income   Balanced     Growth      Income
                           --------  ----------   --------  --------  ----------   --------  --------   ----------   -----------
Total brokerage
 commissions paid by the
 Funds..................   $77,497   $3,797,681   $596,107  $225,669  $1,776,771   $396,571        --   $1,135,470   $298,280
Total brokerage
 commissions paid to
 Prudential Securities..        --   $  391,685   $ 43,115        --  $   16,922   $    205        --   $   50,605   $ 13,935
Percentage of total
 brokerage commissions
 paid to Prudential
 Securities.............        --        10.31%      7.23%       --        0.96%       .05%       --          4.4%      4.67%

 Of the total brokerage commissions paid during the fiscal year ended September 30, 1999, $0, $419,628 and $5,445 (or 0%, 24% and 2%) was paid to firms which provide research, statistical or other services to PIFM or affiliates on behalf of the Active Balanced Fund, the Growth Fund and the Growth & Income Fund, respectively. PIFM has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

 Each Fund is required to disclose its holdings of securities or its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company
Act) and their parents at September 30, 1999. As of September 30, 1999, the Growth Fund held debt securities of the following: American Express Credit Corp. in the amount of $119,847,000; and the Active Balanced Fund held debt securities of the following: Warburg Dillon Read LLC, Bear, Stearns & Co. Inc., Morgan (J.P.) Securities, Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith, and Lehman Brothers, Inc. in the amount of $8,997,443, $10,061,713, $8,997,443, $4,911,828, $497,430 and $356,507, respectively.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

 The Company is authorized to issue 3 billion shares of common stock, $.001 par value per share divided into three series (the Funds), and each Fund may issue 1 billion shares. Each Fund is divided into four classes, designated Class A, Class B, Class C and Class Z shares, consisting of 250 million authorized shares per class. With respect to each Fund, each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Company's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

 Shares of each Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

 The Company does not intend to hold annual meetings of shareholders unless otherwise required by law. The Company will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Company's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

 Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Company for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

 The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Company. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Director.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

 Shares of each Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class Z shares of each Fund are offered to a limited group of investors at NAV without any sales charges.

Purchase by Wire

 For an initial purchase of shares of the Company by wire, you must complete an application and telephone PMFS to receive an account number at (800) 225- 1852 (toll-free). The following information will be requested: your name, address, tax identification number, fund and class elections, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: The Prudential Investment Portfolios, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the Fund and the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

 If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York Time) on a business day, you may purchase shares of the Company as of that day.

 In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Active Balanced Fund, Prudential Jennison Growth Fund or Prudential Jennison Growth & Income Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

Issuance of Fund Shares for Securities

 Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that (a) meet the investment objective and policies of the applicable Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the investment adviser.

Specimen Price Make-up

 Under the current distribution arrangements between the Company and the Distributor, Class A shares are sold with a maximum sales charge of 5%, Class C* shares are sold with a sales charge of 1% and Class B* and Class Z shares are sold at NAV. Using the NAV at September 30, 1999, the maximum offering price of the Funds' shares is as follows:

                                                   Active               Growth
                                                  Balanced             & Income
                                                    Fund   Growth Fund   Fund
                                                  -------- ----------- --------
Class A
Net asset value and redemption price per Class A
 share...........................................  $13.25    $20.05     $12.76
Maximum sales charge (5% of offering price)......     .70      1.06        .67
                                                   ------    ------     ------
Maximum offering price to public.................  $13.95    $21.11     $13.43
                                                   ======    ======     ======
Class B
Net asset value, offering price and redemption
 price per Class B share*........................  $13.17    $19.43     $12.68
                                                   ======    ======     ======
Class C
Net asset value and redemption price per Class C
 share*..........................................  $13.17    $19.43     $12.68
Sales charge (1% of offering price)..............     .13       .20        .13
                                                   ------    ------     ------
Offering price to public.........................  $13.30    $19.63     $12.81
                                                   ======    ======     ======
Class Z
Net asset value, offering price and redemption
 price per Class Z share.........................  $13.27    $20.24     $12.80
                                                   ======    ======     ======

- -------
 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

Selecting a Purchase Alternative

 The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to a Fund:

 If you intend to hold your investment in a Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

 If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

 If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

 If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

 If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution- related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

Reduction and Waiver of Initial Sales Charge--Class A Shares

 Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353- 2847.

 Other Waivers. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:

 . officers of the Prudential Mutual Funds (including the Company),

 . employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

 . employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer,

 . Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

 .members of the Board of Directors of Prudential,

 . real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent,

 . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

 . investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

 . investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

 . orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

 . orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges the clients a separate fee for its services (for example, mutual fund "supermarket programs").

 Broker-dealers, investment advisers or financial planners sponsoring fee- based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

 For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

 Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of a Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases.

 An eligible group of related Fund investors includes any combination of the following:

 . an individual,

 . the individual's spouse, their children and their parents,

 . the individual's and spouse's Individual Retirement Account (IRA),

 . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners),

 . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children,

 . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse, and

 . one or more employee benefit plans of a company controlled by an individual.

 Also, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more retirement or group plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

 The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.


 Letters of Intent. Reduced sales charges are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

 For purposes of the Investment Letter of Intent, all shares of a Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and your broker will not be aggregated to determine the reduced sales charge.

 An Investment Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of an Investment Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

 The Investment Letter of Intent does not obligate the investor to purchase, nor the Company to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of a Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

 The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

Class B Shares

 The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.

 The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of a Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

Class C Shares

 The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

Waiver of Initial Sales Charge--Class C Shares

 Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

 Investment of Redemption Proceeds from Other Investment Companies. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

Class Z Shares

 Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

 Mutual Fund Programs. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes a Fund as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

 . Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

 . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

 Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

 Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:

 . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available option;

 . Current and former Directors/Trustees of the Prudential Mutual Funds (including the Company); and

 . Prudential, with an investment of $10 million or more.

 In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

Rights of Accumulation

 Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of the Prudential Mutual Funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

 The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

Sale of Shares

 You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 P.M., New York Time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.

 If you hold shares of a Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

 If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor, or to your broker.

 Signature Guarantee. If the proceeds of the redemption (1) exceed $50,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

 Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

 Redemption in Kind. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the fund, in lieu of cash in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. Each Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

 Involuntary Redemption. In order to reduce expenses of a Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

 90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

 Contingent Deferred Sales Charge

 Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (one year in the case of shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

 The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

 The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

                                                       Contingent Deferred Sales
                                                        Charge as a Percentage
      Year Since Purchase                               of Dollars invested or
      Payment Made                                        Redemption Proceeds
      -------------------                              -------------------------

      First...........................................           5.0%
      Second..........................................           4.0%
      Third...........................................           3.0%
      Fourth..........................................           2.0%
      Fifth...........................................           1.0%
      Sixth...........................................           1.0%
      Seventh.........................................           None

 In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

 For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for total CDSC of $9.60.

 For federal income tax purposes, the amount of the CDSC will reduce the gain, or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

 Waiver of Contingent Deferred Sales Charge--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

 The CDSC also will be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

 Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

 Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

 In addition, the CDSC will be waived on redemptions of shares held by Directors of the Company.

 You must notify the Company's Transfer Agent either directly or through your broker at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

 Category of Waiver                     Required Documentation

 Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

 Disability--An individual will be considered disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration. A copy of the Social Security Administration award letter or a letter from a physician on the physician's letterhead stating that the shareholder (or, in the case of a trust, the grantor (a copy of the trust agreement identifying the grantor will be required as well)) is permanently disabled. The letter must also indicate the date of disability.

 Distribution from an IRA or 403(b)     A copy of the distribution form from
 Custodial                              the custodial firm indicating (i) the
 Account                                date of birth of the shareholder and
                                        (ii) that the shareholder is over age
                                        59 and is taking a normal
                                        distribution--signed by the
                                        shareholder.

 Distribution from Retirement Plan      A letter signed by the plan
                                        administrator/trustee indicating the
                                        reason for the distribution.

 Excess Contributions                   A letter from the shareholder (for an
                                        IRA) or the plan administrator/trustee
                                        on company letterhead indicating the
                                        amount of the excess and whether or not
                                        taxes have been paid.

 The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

 Waiver of Contingent Deferred Sales Charge--Class C Shares

 Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Conversion Feature--Class B Shares

 Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

 Since the Company tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

 For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

 Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

 For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

 The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of each Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                        SHAREHOLDER INVESTMENT ACCOUNT

 Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to its shareholders the following privileges and plans.

 Automatic Reinvestment of Dividends and Distributions. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the applicable Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

 Exchange Privilege. The Company makes available to its shareholders the exchange privilege. The Company makes available to its shareholders the privilege of exchanging their shares of a Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.

 It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

 In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Company at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York Time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Company nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

 If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

 If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

 You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

 In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

 Class A. Shareholders of a Fund may exchange their Class A shares for shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

 The following money market funds participate in the Class A exchange privilege:

 Prudential California Municipal Fund
  (California Money Market Series)
 Prudential Government Securities Trust
  (Money Market Series)
  (U.S. Treasury Money Market Series)
 Prudential Municipal Series Fund
  (Connecticut Money Market Series)
  (Massachusetts Money Market Series)
  (New York Money Market Series)
  (New Jersey Money Market Series)

 Prudential MoneyMart Assets, Inc. (Class A shares)

 Prudential Tax-Free Money Fund, Inc.

 Class B and Class C. Shareholders of a Fund may exchange their Class B and Class C shares of such Fund for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

 Class B and Class C shares of a Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

 At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

 Class Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

 Special Exchange Privileges. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise.

 Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

 Participants in any fee-based program for which a Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which a Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

 Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Funds' Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including each of these Funds, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging

 Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

 Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(/1/)

 The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(/2/)

              Period of
         Monthly Investments             $100,000 $150,000 $200,000 $250,000
         -------------------             -------- -------- -------- --------
              25 Years........            $  105   $  158   $  210   $  263
              20 Years........               170      255      340      424
              15 Years........               289      433      578      722
              10 Years........               547      820    1,093    1,366
              5 Years.........             1,361    2,041    2,721    3,402

(/1/) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.
(/2/) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

 See "Automatic Investment Plan."

 Automatic Investment Plan (AIP). Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of a Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

 Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

 Systematic Withdrawal Plan. A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or your broker. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

 In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

 The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

 Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

 Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

 Tax-Deferred Retirement Plans. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self- employed individuals and corporate employers. These plans permit either self- direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees an other details are available from the Distributor or the Transfer Agent.

 Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts

 Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                         Tax-Deferred Compounding(/1/)

         Contributions                        Personal
          Made Over:                          Savings    IRA
         -------------                        -------- --------
           10 years.......................... $ 26,165 $ 31,291
           15 years..........................   44,676   58,649
           20 years..........................   68,109   98,846
           25 years..........................   97,780  157,909
           30 years..........................  135,346  244,692

(/1/) The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

Mutual Fund Programs

 From time to time, a Fund or the Company may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

 The mutual funds in the program may be purchased individually or as part of a program. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE

Each Fund will compute its NAV at 4:15 P.M., New York Time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of a Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of a Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York Time. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of shares outstanding. Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Company. In accordance with procedures adopted by the Company's Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indexes) are valued at the last sales price on such exchange system on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the investment adviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indexes traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Board of Directors.

Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or the investment adviser (or Valuation Committee or Board of Directors), does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or the Subadviser, including its portfolio managers, traders and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, the investment adviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A or Class Z shares as a result of the larger distribution- related fee to which Class B and Class C shares are subject and the NAV of Class A shares will generally be lower than that of Class Z shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

Each Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of a Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.

Qualification of a Fund as a regulated investment company requires, among other things, that (a) the Fund derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (1) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of a Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code which may, among other things, require a Fund to defer recognition of losses. In addition, debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause a Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which a Fund may invest. These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of a Fund's taxable year; that is, treated as having been sold at market value. Except with respect to certain foreign currency forward contracts, 60% of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indices will be capital gain or loss and will be long- term or short-term depending upon the holding period of the option. In addition, positions which are part of a straddle will be subject to certain wash sale, short sale and constructive sale provisions of the

Internal Revenue Code. In the case of a straddle, a Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund. The conversion transaction rules may apply to certain transactions to treat all or a portion of the gain thereon as ordinary income rather than as capital gain.

Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the relevant Fund on the reinvestment date.

Each Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Fund also is required to distribute during the calendar year 98% of the capital gain net income it earned during the 12 months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, a Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Fund pays income tax is treated as distributed.

Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of a Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within the 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

A shareholder who acquires shares of a Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of such Fund.

Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent a Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts (described above), and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Funds do not expect to meet the requirements of the Internal Revenue Code for "passing- through" to their shareholders any foreign income taxes paid.

A Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

Dividends and distributions also may be subject to state and local taxes.

Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                            PERFORMANCE INFORMATION

Average Annual Total Return. A Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

Average annual total return is computed according to the following formula:

                      P ( 1 + T ) to the nth power = ERV

Where:P = a hypothetical initial payment of $1,000.
T = average annual total return.
n = number of years.
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

Below are the average annual total returns for each Fund's share classes for the periods ended September 30, 1999.

        Fund              Class  1 Yr.  5 Yr.  Since Inception
        ----             ------- ------ -----  ----------------
        Growth           Class A 36.40%   N/A  21.81% (11/2/95)
                         Class B 37.51%   N/A  22.22% (11/2/95)
                         Class C 40.09%   N/A  22.19% (11/2/95)
                         Class Z 43.94%   N/A  26.01% (4/15/96)
        Growth & Income  Class A 19.70%   N/A  12.51% (11/7/96)
                         Class B 19.98%   N/A  12.85% (11/7/96)
                         Class C 22.73%   N/A  13.28% (11/7/96)
                         Class Z 26.31%   N/A  14.84% (11/7/96)
        Active Balanced  Class A 10.27%   N/A  10.08% (11/7/96)
                         Class B 10.12%   N/A  10.38% (11/7/96)
                         Class C 12.97%   N/A  10.85% (11/7/96)
                         Class Z 16.32% 13.10% 11.38% (01/4/93)

On September 20, 1996, the assets and liabilities of Growth Stock Fund (a series of Prudential Index Series Fund, formerly Prudential Dryden Fund, and formerly The Prudential Institutional Fund) were transferred to the Growth Fund in exchange solely for Class Z shares of the Growth Fund (the Reorganization). The investment objectives and policies of the Growth Stock Fund were substantially similar to those of Growth Fund and both funds had the same investment adviser. Accordingly, if you purchased shares of Growth Stock Fund at its inception on November 5, 1992, owned such shares through September 20, 1996 (thereby participating in the Reorganization), and continued to own Class Z shares received in the Reorganization through September 30, 1999, your average annual total returns (after fees and expenses) for the one and five year and since inception (November 5, 1992) periods ended September 30, 1999 would have been 43.94%, 26.05% and 21.53%, respectively. In addition, the aggregate total returns for such periods would have been 43.94%, 218.26% and 283.88%, respectively.

On or about January 23, 1998, the assets and liabilities of Prudential Jennison Active Balanced Fund were transferred to the Active Balanced Fund, in exchange solely for shares of Active Balanced Fund (the Conversion). The investment objectives and policies of Prudential Jennison Active Balanced Fund and Active Balanced Fund were virtually identical and each fund had the same Manager through September 30, 1999, although the Fund's investment adviser changed from Jennison to PIC on June 1, 1998.

Aggregate Total Return. A Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

Aggregate total return represents the cumulative change in the value of an investment in a Fund and is computed according to the following formula:

                                     ERV - P
                                     -----
                                        P

 Where: P = a hypothetical initial payment of $1,000.
 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or
 10 year periods (or fractional portion thereof).

Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

Below are the aggregate total returns for each Fund's share classes for the periods ended September 30, 1999.

      Fund              Class  1 Yr.  5 Yr.  Since Inception
      ----             ------- ------ -----  ----------------
      Growth           Class A 43.58%   N/A  127.64%(11/2/95)
                       Class B 42.51%   N/A  121.11%(11/2/95)
                       Class C 42.51%   N/A  121.11%(11/2/95)
                       Class Z 43.94%   N/A  122.42%(4/15/96)
      Growth & Income  Class A 26.00%   N/A   48.07%(11/7/96)
                       Class B 24.98%   N/A   44.90%(11/7/96)
                       Class C 24.98%   N/A   44.90%(11/7/96)
                       Class Z 26.31%   N/A   49.26%(11/7/96)
      Active Balanced  Class A 16.07%   N/A   39.00%(11/7/96)
                       Class B 15.12%   N/A   36.08%(11/7/96)
                       Class C 15.12%   N/A   36.08%(11/7/96)
                       Class Z 16.32% 85.05% 106.67%(01/4/93)

The Company may include comparative performance information in advertising or marketing a Fund's shares. Such performance information may include data from Lipper Inc., Morningstar Publications, Inc. and other industry publications, business periodicals and market indexes.

Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)


                           [BAR CHART APPEARS HERE]

           Performance Comparison of Different Types of Investments
                   Over the Long Term (12/31/25 - 12/31/98)


                      Common Stocks                11.2%
                      Long-Term Gov't. Bonds        5.3%
                      Inflation                     3.1%

-----------
(1) Source: Ibbotson Associates. All rights reserved, Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

Portfolio of Investments as     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999           PRUDENTIAL ACTIVE BALANCED FUND
----------------------------------------------------------------------------

Shares      Description                             Value (Note 1)

---------------------------------------------------------------------

LONG-TERM INVESTMENTS--73.3%
COMMON STOCKS--44.7%
---------------------------------------------------------------------
Aerospace/Defense--0.9%
    5,900   Allied Signal, Inc.                      $     353,631
    5,500   Boeing Co.                                     234,438
    3,600   General Dynamics Corp.                         224,775
    1,600   Lockheed Martin Corp.                           52,300
    3,000   Raytheon Co.                                   148,875
    5,200   United Technologies Corp.                      308,425
                                                     -------------
                                                         1,322,444

---------------------------------------------------------------------
Airlines--0.5%
    2,500   Alaska Air Group, Inc. (a)                     101,719
    5,900   America West Holdings Corp.                    102,144
    3,300   AMR Corp.                                      179,850
    4,500   Delta Airlines, Inc.                           218,250
    1,350   Southwest Airlines Co.                          20,503
    1,800   UAL Corp. (a)                                  117,562
                                                     -------------
                                                           740,028

---------------------------------------------------------------------
Appliances--0.1%
    5,700   Maytag Corp.                                   189,881

---------------------------------------------------------------------
Automobiles & Trucks--0.9%
    4,500   Arvin Industries, Inc.                         139,219
   12,900   Ford Motor Co.                                 647,419
    3,600   General Motors Corp.                           226,575
    6,900   PACCAR, Inc.                                   351,037
                                                     -------------
                                                         1,364,250

---------------------------------------------------------------------
Advertising
    1,000   Interpublic Group of Companies, Inc.            41,125

---------------------------------------------------------------------
Automotive Parts--0.2%
    7,000   TRW, Inc.                                      348,250

---------------------------------------------------------------------
Banking--1.7%
    5,994   Bank One Corp.                                 208,666
    4,620   Charter One Financial, Inc.                    106,838
    3,900   Chase Manhattan Corp.                          293,962
    1,400   Dime Bancorp, Inc.                              24,500
    6,200   First Union Corp.                              220,487
      836   Firstar Corp.                                   21,423
   11,400   Fleet Financial Group, Inc.                    417,525
   13,900   Hibernia Corp.                                 161,587
    3,500   Huntington Bancshares, Inc.                     92,969
   13,600   KeyCorp                                        351,050
    1,500   Pacific Century Financial Corp.                 30,656
    3,900   PNC Bank Corp.                                 205,481
    3,200   Regions Financial Corp.                         96,000
    3,000   Suntrust Banks, Inc.                           197,250
    1,000   U.S. Bancorp                                    30,188
                                                     -------------
                                                         2,458,582

---------------------------------------------------------------------
Beverages--0.6%
    2,600   Anheuser-Busch Companies, Inc.                 182,162
    7,900   Coca-Cola Co.                                  379,694
    8,500   PepsiCo, Inc.                                  257,125
                                                     -------------
                                                           818,981

---------------------------------------------------------------------
Building & Construction
    1,600   Masco Corp.                                     49,600

---------------------------------------------------------------------
Business Services--0.2%
    4,400   Omnicom Group, Inc.                            348,425

---------------------------------------------------------------------
Chemicals--0.3%
      500   Air Products & Chemicals, Inc.                  14,531
    1,100   Dow Chemical Co.                               124,987
      100   E.I. Du Pont de Nemours & Co.                    6,088
    1,100   Octel Corp. (a)                                 12,375
      400   Praxair, Inc.                                   18,400
   11,000   Schulman (A.), Inc.                            190,437
      300   Union Carbide Corp.                             17,044
      800   Waters Corp. (a)                                48,450
                                                     -------------
                                                           432,312

---------------------------------------------------------------------
Computer Services--0.2%
    2,500   Electronic Data Systems Corp.                  132,344
    2,000   First Data Corp.                                87,750
    1,000   Unisys Corp. (a)                                45,125
                                                     -------------
                                                           265,219
----------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as         THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999               PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

Shares      Description                             Value (Note 1)

- --------------------------------------------------------------------
Computer Software & Services--5.5%
      800   Adobe Systems, Inc.                      $      90,800
    6,500   America Online, Inc. (a)                       676,000
    7,200   BMC Software Inc. (a)                          515,250
    6,200   Citrix Systems, Inc. (a)                       384,012
   10,300   Computer Associates International,
              Inc.                                         630,875
      600   Compuware Corp. (a)                             15,638
    2,950   Comverse Technology, Inc. (a)                  278,222
    4,500   DST Systems, Inc. (a)                          255,937
   10,100   EMC Corp.                                      721,519
   30,900   Microsoft Corp. (a)                          2,798,381
   12,400   Oracle Systems Corp. (a)                       564,200
      300   Siebel Systems, Inc. (a)                        19,988
    7,900   Sun Microsystems, Inc. (a)                     734,700
    9,400   Teradyne, Inc. (a)                             331,350
                                                     -------------
                                                         8,016,872

- --------------------------------------------------------------------
Computer Systems/Peripherals--1.5%
    3,400   Apple Computer, Inc. (a)                       215,262
    4,200   Dell Computer Corp. (a)                        175,613
    4,000   Hewlett-Packard Co.                            368,000
   11,300   International Business Machines Corp.        1,371,537
                                                     -------------
                                                         2,130,412

- --------------------------------------------------------------------
Cosmetics/Toiletries--0.1%
    3,000   Colgate-Palmolive Co.                          137,250

- --------------------------------------------------------------------
Distribution/ Wholesalers--0.1%
      900   Costco Wholesale Corp.                          64,800

- --------------------------------------------------------------------
Diversfied Consumer Products--0.9%
    9,800   Procter & Gamble Co.                           918,750
    1,000   Ralston-Purina Group                            27,812
    5,717   Unilever NV                                    389,471
                                                     -------------
                                                         1,336,033

- --------------------------------------------------------------------
Diversified Operations--1.6%
   20,300   General Electric Co.                         2,406,819

- --------------------------------------------------------------------
Diversified Manufacturing--0.5%
    1,000   Corning Inc.                                    68,562
    3,900   Eaton Corp.                                    336,619
    3,800   Harsco Corp.                                   104,975
    1,200   Illinois Tool Works Inc.                        89,475
      600   PPG Industries, Inc.                            36,000
      500   Textron, Inc.                                   38,688
    3,400   Trinity Industries, Inc.                       104,975
                                                     -------------
                                                           779,294

- --------------------------------------------------------------------
Electrical Utilities--1.5%
      200   American Electric Power Co., Inc.                6,825
    5,500   Central & South West Corp.                     116,187
    2,600   Consolidated Edison, Inc.                      107,900
    2,200   Dominion Resources, Inc.                        99,275
    3,300   DTE Energy Co.                                 119,212
    3,400   Duke Energy Corp.                              187,425
   12,400   Entergy Corp.                                  358,825
    7,200   Florida Progress Corp.                         333,000
    7,500   GPU, Inc.                                      244,687
    2,696   PP & L Resources, Inc.                          72,961
   15,000   Public Service Company of New Mexico           273,750
    2,500   Public Service Enterprise Group Inc.            96,563
    6,100   Southern Co.                                   157,075
                                                     -------------
                                                         2,173,685

- --------------------------------------------------------------------
Electrical Services--0.1%
    5,900   Edison International                           143,444

- --------------------------------------------------------------------
Electronic Components--1.8%
    2,200   Emerson Electric Co.                           139,012
   18,300   Intel Corp.                                  1,359,919
    5,500   KLA-Tencor Corp. (a)                           357,500
    3,400   Motorola, Inc.                                 299,200
    6,300   Solectron Corp. (a)                            452,419
      700   Xilinx, Inc. (a)                                45,872
                                                     -------------
                                                         2,653,922

- --------------------------------------------------------------------
Financial Services--4.2%
      500   Allmerica Financial Corp.                       23,813
    5,800   AMBAC Financial Group, Inc.                    274,775
    3,300   American Express Co.                           444,262
    9,060   BankAmerica Corp.                              504,529
    8,600   Bear Stearns Companies, Inc.                   330,563
    7,900   Charles Schwab Corp.                           266,131
   19,425   Citigroup Inc.                                 854,700
    6,800   Countrywide Credit Industries, Inc.            219,300
    5,700   Federal Home Loan Mortgage Corp.               296,400
    7,400   Federal National Mortgage Assoc.               463,887
    3,800   Golden West Financial Corp.                    373,350

- ------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as         THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999               PRUDENTIAL ACTIVE BALANCED FUND
- ------------------------------------------------------------------------------

Shares      Description                             Value (Note 1)

- ------------------------------------------------------------------
Financial Services (cont'd.)
    1,900   Lehman Brothers Holdings, Inc.           $     110,794
    3,900   MBNA Corp.                                      88,969
      700   Merrill Lynch & Co., Inc.                       47,031
    3,600   Morgan (J.P.) & Co., Inc.                      411,300
    4,800   Morgan Stanley, Dean Witter & Co.              428,100
    3,600   PaineWebber Group, Inc.                        130,500
    4,700   Providian Financial Corp.                      372,181
    3,400   SLM Holding Corp.                              146,200
      700   The PMI Group, Inc.                             28,613
    9,300   Wells Fargo Co.                                368,512
                                                     -------------
                                                         6,183,910

- ------------------------------------------------------------------
Food Distribution
    1,000   SYSCO Corp.                                     35,063

- ------------------------------------------------------------------
Foods--0.6%
   10,914   Archer-Daniels Midland Co.                     133,014
    6,700   ConAgra, Inc.                                  151,169
    2,700   General Mills, Inc.                            219,037
    1,500   H.J. Heinz Co.                                  64,500
    1,600   Kellogg Co.                                     59,900
      300   Nabisco Group Holdings Corp.                     4,500
    4,200   Sara Lee Corp.                                  98,438
    3,400   Suiza Foods Corp. (a)                          127,500
                                                     -------------
                                                           858,058

- ------------------------------------------------------------------
Health Care Services--0.1%
      700   American Home Products Corp.                    29,050
    1,900   United Healthcare Corp.                         92,506
                                                     -------------
                                                           121,556

- ------------------------------------------------------------------
Home Furnishings--0.1%
    4,000   Springs Industries, Inc.                       135,750

- ------------------------------------------------------------------
Hospital Management
    2,200   Columbia/HCA Healthcare Corp.                   46,613

- ------------------------------------------------------------------
Hotels & Leisure
      600   Marriott International, Inc.                    19,613

- ------------------------------------------------------------------
Human Resources--0.1%
    7,000   Kelly Services, Inc.                           210,875

- ------------------------------------------------------------------
Insurance--1.4%
   14,400   Allstate Corp.                                 359,100
   10,800   American International Group, Inc.             938,925
    2,000   CIGNA Corp.                                    155,500
    2,700   Hartford Financial Services Group              110,362
    1,200   Marsh & McLennan Cos., Inc.                     82,200
   12,900   Old Republic International Corp.               186,244
    4,000   SAFECO Corp.                                   112,000
    2,600   Torchmark Corp.                                 67,275
                                                     -------------
                                                         2,011,606

- ------------------------------------------------------------------
Leisure & Tourism--0.1%
    3,200   Carnival Corp.                                 139,200

- ------------------------------------------------------------------
Machinery & Equipment--0.3%
    2,900   Caterpillar, Inc.                              158,956
      700   Deere & Co.                                     27,081
      600   Dover Corp.                                     24,525
      500   Ingersoll-Rand Co.                              27,469
    8,800   MagneTek, Inc. (a)                              78,650
      700   Rockwell International Corp.                    36,750
    2,400   Tecumseh Products Co.                          120,300
                                                     -------------
                                                           473,731

- ------------------------------------------------------------------
Measuring & Control Instruments
      500   Honeywell Inc.                                  55,657
      100   Johnson Controls, Inc.                           6,631
                                                     -------------
                                                            62,288

- ------------------------------------------------------------------
Media & Communications--0.5%
    1,300   Gannett Co., Inc.                               89,944
      600   McGraw-Hill Companies, Inc.                     29,025
    3,800   Time Warner Inc.                               230,850
    5,100   Univision Communications Inc. (a)              415,012
                                                     -------------
                                                           764,831

- ------------------------------------------------------------------
Medical Products & Services--1.6%
    1,300   Baxter International Inc.                       78,325
    4,700   Johnson & Johnson Co.                          431,812
   13,800   Schering-Plough Corp.                          602,025
    8,500   Tyco International Ltd.                        877,625
    6,100   Warner-Lambert Co.                             404,888
                                                     -------------
                                                         2,394,675
- ------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as    THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999          PRUDENTIAL ACTIVE BALANCED FUND
- ------------------------------------------------------------------------------

Shares      Description                             Value (Note 1)

- -------------------------------------------------------------------
Medical Technology--0.6%
    9,600   Abbott Laboratories                      $     352,800
    5,000   Amgen, Inc. (a)                                407,500
      700   Biogen, Inc.(a)                                 55,169
      900   Genzyme Corp.                                   40,556
      500   VISX, Inc. (a)                                  39,547
                                                     -------------
                                                           895,572
- -------------------------------------------------------------------
Metals Processing--0.1%
    3,100   Precision Castparts Corp.                       94,550

- -------------------------------------------------------------------
Networking--1.0%
   21,300   Cisco Systems, Inc. (a)                      1,460,381

- -------------------------------------------------------------------
Office Equipment & Supplies--0.1%
    1,100   Pitney Bowes Inc.                               67,031

- -------------------------------------------------------------------
Oil & Gas Equipment & Services--0.1%
    3,600   Enron Corp.                                    148,500

- -------------------------------------------------------------------
Oil & Gas Exploration/Production--1.2%
    2,300   Atlantic Richfield Co.                         203,837
    4,800   Coastal Corp.                                  196,500
    1,000   Kerr-McGee Corp.                                55,063
    2,000   Phillips Petroleum Co.                          97,500
   16,500   Royal Dutch Petroleum Co.                      974,531
    3,100   Texaco, Inc.                                   195,688
    2,800   USX - Marathon Group                            81,900
                                                     -------------
                                                         1,805,019

- -------------------------------------------------------------------
Oil & Gas Services--1.1%
    3,800   Amerada Hess Corp.                             232,750
    4,400   Chevron Corp.                                  390,500
    8,800   Exxon Corp.                                    668,250
    2,600   Mobil Corp.                                    261,950
                                                     -------------
                                                         1,553,450

- -------------------------------------------------------------------
Paper & Packaging
      500   Fort James Corp.                                13,344

- -------------------------------------------------------------------
Paper & Forest Products--0.4%
      100   Champion International Corp.                     5,137
    5,200   Georgia-Pacific Group                          210,600
    1,900   International Paper Co.                         91,319
      800   Weyerhaeuser Co.                                46,100
    3,800   Willamette Industries, Inc.                    163,875
                                                     -------------
                                                           517,031

- -------------------------------------------------------------------
Pharmaceuticals--1.8%
      900   Allergan, Inc.                                  99,000
   13,000   Bristol-Myers Squibb Co.                       877,500
      700   Eli Lilly & Co.                                 44,800
   17,000   Merck & Co., Inc.                            1,101,813
   13,900   Pfizer, Inc.                                   499,531
                                                     -------------
                                                         2,622,644

- -------------------------------------------------------------------
Photography--0.1%
    1,600   Eastman Kodak Co.                              120,700

- -------------------------------------------------------------------
Precious Metals
      700   Barrick Gold Corp.                              15,225

- -------------------------------------------------------------------
Printing & Publishing--0.4%
    2,100   Knight-Ridder, Inc.                            115,237
    3,600   Lexmark International Group, Inc. (a)          289,800
      900   New York Times Co.                              33,750
    2,800   Tribune Co.                                    139,300
                                                     -------------
                                                           578,087

- -------------------------------------------------------------------
Railroads--0.1%
    5,800   Canadian National Railway Co.                  175,813

- -------------------------------------------------------------------
Retail--3.6%
    7,200   Abercrombie & Fitch Co. (a)                    245,250
    1,800   Bed Bath & Beyond Inc. (a)                      62,888
    2,600   Best Buy Co., Inc. (a)                         161,362
   10,800   Circuit City Stores-Circuit City Group         455,625
    1,700   CVS Corp.                                       69,381
    2,200   Dayton-Hudson Corp.                            132,138
    5,000   Federated Department Stores, Inc. (a)          218,437
   10,975   Gap, Inc.                                      351,200
   12,800   Home Depot, Inc.                               878,400
   16,700   Kmart Corp.(a)                                 195,181
    4,300   Kohl's Corp. (a)                               284,337
    1,300   May Department Stores Co.                       47,369
    6,700   McDonald's Corp.                               288,100
    2,500   Safeway Inc. (a)                                95,156
    1,600   Sears, Roebuck & Co.                            50,200
    1,000   TJX Companies, Inc.                             28,063
      200   Tricon Global Restaurants, Inc. (a)              8,188
   31,700   Wal-Mart Stores, Inc.                        1,507,731
    5,000   Walgreen Co.                                   126,875
      100   Winn-Dixie Stores, Inc.                          2,969
                                                     -------------
                                                         5,208,850

- ------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as       THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999             PRUDENTIAL ACTIVE BALANCED FUND
------------------------------------------------------------------

Shares      Description                            Value (Note 1)

------------------------------------------------------------------
Steel & Metals--0.1%
    5,700   Carpenter Technology Corp.                  $  139,650

------------------------------------------------------------------
Telecommunication Services--2.9%
    8,900   Ameritech Corp.                                597,969
   22,350   AT&T Corp.                                     972,225
    8,500   Bell Atlantic Corp.                            572,156
    4,800   BellSouth Corp.                                216,000
      750   CenturyTel, Inc.                                30,469
      820   Global Crossing Ltd. (a)                        21,730
    8,100   GTE Corp.                                      622,687
    5,875   MCI WorldCom, Inc. (a)                         422,266
   11,600   SBC Communications, Inc.                       592,325
    4,000   Sprint Corp.                                   217,000
                                                        ----------
                                                         4,264,827

------------------------------------------------------------------
Telecommunications Equipment--1.9%
      400   General Instrument Corp. (a)                    19,250
   13,700   Lucent Technologies, Inc.                      888,787
   15,800   Nortel Networks Corp.                          805,800
    3,000   QUALCOMM, Inc. (a)                             567,563
    7,600   Tellabs, Inc. (a)                              432,725
                                                        ----------
                                                         2,714,125

------------------------------------------------------------------
Textile-Apparel Manufacturing--0.2%
   25,300   Burlington Industries, Inc. (a)                112,269
   11,300   Unifi, Inc. (a)                                124,300
                                                        ----------
                                                           236,569

------------------------------------------------------------------
Tobacco--0.6%
   18,800   Philip Morris Co., Inc.                        642,725
    4,100   Universal Corp.                                107,113
    5,900   UST, Inc.                                      178,106
                                                        ----------
                                                           927,944

------------------------------------------------------------------
Transportation/Trucking/Shipping--0.2%
    2,000   Arnold Industries, Inc.                         25,250
    7,700   Burlington Northern, Inc.                      211,750
    1,200   FDX Corp. (a)                                   46,500
      100   Kansas City Southern Industries, Inc.            4,644
    1,000   Union Pacific Corp.                             48,062
                                                        ----------
                                                           336,206
            Total common stocks
              (cost $57,888,147)                        65,574,915
                                                       -----------

------------------------------------------------------------------

Moody's     Principal
Rating      Amount
(Unaudited) (000)

------------------------------------------------------------------

DEBT OBLIGATIONS--28.6%
CORPORATE BONDS--14.0%

------------------------------------------------------------------
Aerospace/Defense--1.3%
A1           $    700(d) Boeing Inc., Deb.
                           8.10%, 11/15/2006               739,410
Baa3              700(d) Northrop Grumman Corp.,
                           Deb.
                           7.75%, 3/1/2016                 679,000
Baa1              500(d) Raytheon Co., Note
                           6.30%, 3/15/2005                482,145
                                                        ----------
                                                         1,900,555

------------------------------------------------------------------
Airlines--0.2%
Baa3              225    Delta Air Lines, Inc.,
                           Deb.
                           9.75%, 5/15/2021                255,460

------------------------------------------------------------------
Asset Backed Securities--1.6%
Aaa               500    Citibank Credit Card
                           Master Trust I, Class A
                           5.875%, 3/10/2011               459,685
Aaa             1,500(d) Citibank Credit Card
                           Master Trust, Cl. A
                           6.05%, 1/15/2010              1,406,250
Aaa               500(d) MBNA Master Credit Card
                           Trust, Ser. C, Cl. A
                           6.45%, 2/15/2008                494,060
                                                        ----------
                                                         2,359,995

------------------------------------------------------------------
Automobiles & Trucks--0.1%
A1                150(d) Ford Motor Co., Deb.
                           6.50%, 8/1/2018                 135,130

------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as       THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999             PRUDENTIAL ACTIVE BALANCED FUND
-------------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                 Value (Note 1)

-------------------------------------------------------------------
Banking--2.1%
Aa2          $  1,000(d) BankAmerica Corp., MTN
                           7.125%, 5/12/2005          $  1,003,050
Aa3             1,000(d) Chase Manhattan Bank,
                           Sub. Note
                           7.00%, 6/1/2005                 997,300
A1                500(d) Citicorp, Sub. Note
                           7.125%, 9/1/2005                501,600
                         Deutsche Bank, Deb.
A1                160    6.70%, 12/13/2006                 154,640
A1                280(d) 7.50%, 4/25/2009                  281,532
Aa3               150    National Westminster Bank
                           PLC, Sub. Note
                           7.375%, 10/1/2009               149,824
                                                      ------------
                                                         3,087,946

------------------------------------------------------------------
Beverages--0.1%
A2                100    Coca Cola Enterprises
                           Inc., Note
                           7.125%, 9/30/2009                99,667

------------------------------------------------------------------
Building & Construction--0.5%
A3                800(d) Hanson Overseas BV, Sr.
                           Note
                           6.75%, 9/15/2005                786,088

------------------------------------------------------------------
Consulting--0.3%
Baa1              400(d) Comdisco, Inc., Note
                           5.95%, 4/30/2002                387,656

------------------------------------------------------------------
Financial Services--4.3%
Aa3               750(d) Associates Corp. North
                           America, Sr. Note
                           6.75%, 7/15/2001                754,635
A1                160    BCH Cayman Islands Ltd.,
                           Sub Note
                           7.70%, 7/15/2006                160,758
A2              1,000(d) Bear, Stearns & Co. Inc.,
                           Sr. Note
                           8.75%, 3/15/2004              1,064,270
A1                285(d) Ford Motor Credit Corp.,
                           Deb.
                           7.40%, 11/1/2046                272,460
A2                570(d) General Motors Acceptance
                           Corp., Sr. Note
                           6.75%, 2/7/2002                 573,568
A1                700(d) Goldman, Sachs Group LP,
                           Note
                           7.25%, 10/1/2005                703,157
A3                400(d) Heller Financial Inc.,
                           Note
                           6.00%, 3/19/2004                383,520
A1                400(d) International Lease
                           Finance Corp., Note
                           6.00%, 5/15/2002                395,156
A1                100    Keycorp Capital III,
                           Capital Securities,
                           7.75%, 7/15/2029                 95,399
                            Lehman Brothers Holdings,
                           Inc., Notes
A3                240(d) 6.625%, 4/1/2004                  231,912
A3                130(d) 6.625%, 2/5/2006                  124,595
Aa3               500(d) Merrill Lynch & Co., MTN
                           6.02%, 5/11/2001                497,430
A1                520(d) Santander Finance
                           Issuances, Note
                           6.80%, 7/15/2005                507,848
Baa1              600(d) US West Capital Funding
                           Inc., Note
                           6.125%, 7/15/2002               586,668
                                                      ------------
                                                         6,351,376

------------------------------------------------------------------
Foreign Government Bonds--0.1%
Aa3               120    Comunidad Autonoma De
                           Andalucia, Note
                           7.25%, 10/1/2029                118,416

------------------------------------------------------------------
Leisure--0.1%
Baa1              175    Marriott International
                           Inc.,
                           Ser. C, Note
                           7.875%, 9/15/2009               174,661

------------------------------------------------------------------
Media & Communications--0.7%
Baa3              300(d) News America Holdings,
                           Inc., Deb.
                           9.25%, 2/1/2013                 330,555
Baa3              600(d) Time Warner, Inc., Sr.
                           Note
                           9.125%, 1/15/2013               673,560
                                                      ------------
                                                         1,004,115

------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as        THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999              PRUDENTIAL ACTIVE BALANCED FUND
-------------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                 Value (Note 1)

-------------------------------------------------------------------
Medical Products & Services--0.2%
Baa1         $    400(d) Tyco International Group,
                           Note
                           6.375%, 6/15/2005          $    386,508

------------------------------------------------------------------
Oil & Gas Exploration/Production--0.6%
A2                700(d) Atlantic Richfield Co.,
                           Deb.
                           10.875%, 7/15/2005              837,445

------------------------------------------------------------------
Oil & Gas Services
Baa1               50    Amerada Hess Corp., Note
                           7.875%, 10/1/2029                49,377

------------------------------------------------------------------
Railroads
Baa3               50    Union Pacific Corp., Sr.
                           Note
                           7.375%, 9/15/2009                49,775

------------------------------------------------------------------
Retail--0.4%
A3                565(d) Penney (J.C.) Co., Inc.,
                           MTN
                           7.05%, 5/23/2005                543,728

------------------------------------------------------------------
Telecommunication Services--0.5%
                         GTE Corp.,
Baa1              220(d) 6.36%, 4/15/2006, Deb.            210,989
Baa1              210(d) 7.51%, 4/1/2009, Note             216,027
Baa1              330(d) Sprint Capital Corp., Note
                           6.875%, 11/15/2028              299,158
                                                      ------------
                                                           726,174

------------------------------------------------------------------
Utilities--0.9%
A2                300(d) Hydro Quebec, Deb.
                           (Canada)
                           7.50%, 4/1/2016                 301,311
A2              1,000(d) Southern California Edison
                           Co., Note
                           6.50%, 6/1/2001               1,000,170
                                                      ------------
                                                         1,301,481
                         Total corporate bonds
                           (cost $21,457,973)           20,555,553
                                                      ------------

------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--0.6%
Aaa                400    First Union-Lehman
                              Brothers Bank., Ser.
                           1998
                           6.56%, 11/18/2008               382,003
Aaa               500    LB Commercial Conduit
                           Mortgage Trust, Ser. C,
                           Class A
                           6.48%, 1/18/2008                472,856
                                                      ------------
                         Total collateralized
                           mortgage obligations
                           (cost $915,860)                 854,859
                                                      ------------

------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH OBLIGATIONS--10.8%
Aaa             1,000(c) Federal Home Loan Mortgage
                           Corp.,
                           7.00%, 12/1/2029                983,120
                         Federal National Mortgage
                           Assoc.,
Aaa             2,100(c) 6.50%, 12/1/2014                2,060,625
Aaa             1,000(c) 7.50%, 12/1/2014                1,015,000
Aaa               620    8.50%, 10/1/2024                  641,604
Aaa               132(e) 9.50%, 7/1/2025                       140
Aaa               361    8.50%, 2/1/2028                   373,676
Aaa             4,000(c) 6.50%, 12/1/2029                3,835,000
Aaa             2,000(c) 7.00%, 12/1/2029                1,965,000
Aaa             2,500(c) 7.50%, 12/1/2029                2,507,025
                         Government National
                           Mortgage Assoc.,
Aaa             1,500(c) 7.00%, 12/15/2029               1,471,395
Aaa             1,000(c) 8.00%, 12/15/2029               1,021,870
                                                      ------------
                         Total U.S. government
                           agency mortgage
                           pass-through obligations
                           (cost $15,803,931)           15,874,455
                                                      ------------

------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--3.2%
                         United States Treasury
                           Bonds,
Aaa                55(d) 5.25%, 11/15/2028                  47,670
Aaa               715    5.25%, 2/15/2029                  625,739
                         United States Treasury
                           Notes,
Aaa               400    6.00%, 8/15/2004                  403,876
Aaa             1,140(d) 7.50%, 2/15/2005                1,218,375
Aaa               890    6.00%, 8/15/2009                  897,227

------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999           PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------

  Moody's      Principal
  Rating       Amount
(Unaudited)    (000)        Description               Value (Note 1)

- ------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (cont'd.)
                         United States Treasury
                           Stripped Interest,
NR           $  2,765    Zero Coupon, 2/15/2010         $  1,435,643
                                                        ------------
                         Total U.S. government
                           securities
                           (cost $4,693,178)               4,628,530
                                                        ------------
                         Total debt obligations
                           (cost $42,870,942)             41,913,397
                                                        ------------
                         Total long-term
                           investments
                           (cost $100,759,089)           107,488,312
                                                        ------------

- ------------------------------------------------------------------
SHORT-TERM INVESTMENTS--36.6%
- ------------------------------------------------------------------
COMMERCIAL PAPER--10.9%
                            Bombardier Capital Inc.,
P-2             3,288    5.80%, 10/1/1999                  3,288,000
                         Centric Capital Corp.,
P-1             1,600    5.45%, 10/5/1999                  1,599,031
                         Conagra, Inc.,
P-1             3,600    5.49%, 10/29/1999                 3,584,628
                            Dayton Hudson Corp., Deb.
P-2             1,000    5.55%, 10/15/1999                   997,841
                             Delaware Funding Corp.,
P-1             2,603    5.40%, 11/15/1999                 2,585,430
                         Rohm & Haas Co.,
P-2             4,000    5.60%, 10/6/1999                  3,996,889
                                                        ------------
                         Total commercial paper
                           (cost $16,051,819)             16,051,819
                                                        ------------

--------------------------------------------------------------------
CORPORATE BONDS--0.2%
--------------------------------------------------------------------
Health Care Services
A2                365(d) American Home Products
                           Corp., Note
                           7.70%, 2/15/2000
                           (cost $367,534)                   367,745
                                                        ------------

--------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH
OBLIGATIONS--3.5%
Aaa             5,106    Federal Home Loan Mortgage
                           Discount Notes
                           5.20%, 10/1/1999
                           (cost $5,106,000)               5,106,000
                                                        ------------

--------------------------------------------------------------------

               Principal
               Amount
               (000)        Description               Value (Note 1)

--------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--0.7%
                         United States Treasury
                           Bills,
                  100(b) 4.55%, 12/16/1999                    99,040
                1,000(b) 4.615%, 12/16/1999                  990,257
                                                        ------------
                         Total U.S. government
                           securities
                           (cost $1,089,297)               1,089,297
                                                        ------------

--------------------------------------------------------------------
REPURCHASE AGREEMENT--21.3%
               31,201    Joint Repurchase Agreement
                           Account
                           5.22%, 10/1/1999
                           (cost $31,201,000; Note
                           5)                             31,201,000
                                                        ------------
                         Total short-term
                           investments
                           (cost $53,815,650)             53,815,861
                                                        ------------

--------------------------------------------------------------------
Total Investments--109.9%
                         (cost $154,574,739; Note
                           4)                            161,304,173
                            Liabilities in excess of
                           other
                           assets--(9.9%)                (14,561,181)
                                                        ------------
                         Net Assets--100%               $146,742,992
                                                        ============
----------------
(a) Non-income producing security.
(b) All or partial amount of security is segregated as initial margin for financial futures transactions.
(c) Mortgage dollar roll, see Note 1 and Note 4.
(d) All or partial principal amount pledged as collateral for mortgage dollar rolls.
(e) Figures are actual and not rounded to the nearest thousand.
MTN--Medium Term Note.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                      THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Statement of Assets and Liabilities   PRUDENTIAL ACTIVE BALANCED FUND
-----------------------------------------------------------

Assets                                                       September 30, 1999

Investments, at value (cost $123,373,739)..................     $   130,103,173
Repurchase agreement (cost $31,201,000)....................          31,201,000
Cash.......................................................              10,681
Receivable for investments sold............................           9,754,014
Receivable for Series shares sold..........................             834,456
Dividends and interest receivable..........................             502,037
Due from broker-variation margin...........................             261,660
Other assets...............................................               5,706
                                                                ---------------
    Total assets...........................................         172,672,727
                                                                ---------------
Liabilities
Payable for investments purchased..........................          24,759,123
Payable for Series shares reacquired.......................             893,055
Accrued expenses...........................................             186,596
Management fee payable.....................................              79,004
Distribution fee payable...................................              11,957
                                                                ---------------
    Total liabilities......................................          25,929,735
                                                                ---------------
Net Assets.................................................     $   146,742,992
                                                                ===============
Net assets were comprised of:
   Common stock, at par.....................................    $        11,066
   Paid-in capital in excess of par.........................        130,746,428
                                                                ---------------
                                                                    130,757,494
   Undistributed net investment income......................          2,395,226
   Accumulated net realized gain on investments.............          7,135,434
   Net unrealized appreciation on investments...............          6,454,838
                                                                ---------------
Net assets, September 30, 1999..............................    $   146,742,992
                                                                ===============
Class A:
   Net asset value and redemption price per share
      ($10,396,956 / 784,592 shares of common stock issued
   and outstanding).........................................    $         13.25
   Maximum sales charge (5% of offering price)..............                .70
                                                                ---------------
   Maximum offering price to public.........................    $         13.95
                                                                ===============

Class B:
   Net asset value, offering price and redemption price per
   share
      ($10,979,133 / 833,370 shares of common stock issued
   and outstanding).........................................    $         13.17
                                                                ===============

Class C:
   Net asset value and redemption price per share
      ($1,116,852 / 84,777 shares of common stock issued and
   outstanding).............................................    $         13.17
   Sales charge (1% of offering price)......................                .13
                                                                ---------------
   Offering price to public.................................    $         13.30
                                                                ===============

Class Z:
   Net asset value, offering price and redemption price per
   share
      ($124,250,051 / 9,363,638 shares of common stock
   issued and outstanding)..................................    $         13.27
                                                                ===============
-----------------------------------------------------------
See Notes to Financial Statements.

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
PRUDENTIAL ACTIVE BALANCED FUND
Statement of Operations
--------------------------------------------------------------

                                                Year Ended
Net Investment Income                       September 30, 1999
                                            ------------------
Income
   Interest..............................      $  4,361,548
   Dividends (net of foreign withholding
      taxes
      of $13,694)........................           977,951
                                               ------------
    Total income.........................         5,339,499
                                               ------------
Expenses
   Management fee........................           940,298
   Distribution fee--Class A.............            17,294
   Distribution fee--Class B.............            70,178
   Distribution fee--Class C.............             6,737
   Transfer agent's fees and expenses....           260,000
   Reports to shareholders...............           165,000
   Custodian's fees and expenses.........           140,000
   Registration fees.....................           110,000
   Legal fees and expenses...............            25,000
   Audit fee and expenses................            20,000
   Directors' fees and expenses..........             7,500
   Miscellaneous.........................             4,301
                                               ------------
    Total expenses.......................         1,766,308
                                               ------------
Net investment income....................         3,573,191
                                               ------------
Realized and Unrealized Gain on
Investments Net realized gain on:
   Investment transactions...............         5,565,895
   Financial futures contracts...........         4,358,935
                                               ------------
                                                  9,924,830
                                               ------------
Net change in unrealized appreciation
(depreciation) on:
   Investments...........................        10,871,412
   Financial futures contracts...........          (988,830)
                                               ------------
                                                  9,882,582
                                               ------------
Net gain on investments..................        19,807,412
                                               ------------
Net Increase in Net Assets
Resulting from Operations................      $ 23,380,603
                                               ============



THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
PRUDENTIAL ACTIVE BALANCED FUND
Statement of Changes in Net Assets
--------------------------------------------------------------

                                     Year Ended September 30,
Increase (Decrease)                ---------------------------
in Net Assets                          1999           1998
                                   ------------   ------------
Operations
  Net investment income........... $  3,573,191   $  5,391,746
  Net realized gain on
     investments..................    9,924,830     26,438,362
  Net change in unrealized
     appreciation (depreciation)
     on investments...............    9,882,582    (28,216,192)
                                   ------------   ------------
  Net increase in net assets
     resulting from operations....   23,380,603      3,613,916
                                   ------------   ------------
Dividends and distributions (Note
   1)
   Dividends from net investment
   income
   Class A........................      (74,318)       (24,889)
   Class B........................      (52,406)        (4,933)
   Class C........................       (4,693)          (273)
   Class Z........................   (4,048,216)    (4,664,569)
                                   ------------   ------------
                                     (4,179,633)    (4,694,664)
                                   ------------   ------------
Distributions from net realized
   gains
   Class A........................     (438,657)       (82,174)
   Class B........................     (480,842)       (24,906)
   Class C........................      (43,068)        (1,378)
   Class Z........................  (21,035,473)   (13,860,433)
                                   ------------   ------------
                                    (21,998,040)   (13,968,891)
                                   ------------   ------------
Series share transactions (net of
 share conversion) (Note 6) Net
 proceeds from shares sold........   69,542,543    105,305,809
   Net asset value of shares
     issued to shareholders in
     reinvestment of dividends
     and distributions............   26,157,302     18,663,277
   Cost of shares reacquired...... (114,537,650)  (100,421,933)
                                   ------------   ------------
   Net increase (decrease) in net
     assets from Series share
     transactions.................  (18,837,805)    23,547,153
                                   ------------   ------------
Total increase (decrease).........  (21,634,875)     8,497,514
Net Assets
Beginning of year.................  168,377,867    159,880,353
                                   ------------   ------------
End of year(a).................... $146,742,992   $168,377,867
                                   ============   ============

----------------
(a) Includes undistributed net
    investment income of..........  $  2,395,226  $  3,863,980
                                    ------------  ------------

--------------------------------------------------------------
See Notes to Financial Statements.

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements        PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Prudential Active Balanced Fund (the "Series") is a separately managed series of The Prudential Investment Portfolios, Inc. (the "Fund"). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company.

The Series' investment objective is to seek income and long-term growth of capital. It invests in a portfolio of equity, fixed-income and money market securities, which is actively managed to capitalize on opportunities created by perceived misvaluation.

---------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange and NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgement of the Manager and Subadviser, able to produce prices which are representative of market value.

Short-term securities which mature in more than 60 days, for which market quotations are readily available, are valued at current market quotations as provided by an independent pricing agent or principal market maker. Short-term securities which mature in 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless the Board of Directors determines that such variation does not represent fair value.

All securities are valued as of 4:15 p.m., New York time.

In connection with transactions in repurchase agreements, it is the Series' policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the `initial margin.' Subsequent payments, known as `variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Dollar Rolls: The Series enters into mortgage dollar rolls in which the Series sells mortgage securities for delivery in the current month, realizing a gain or loss and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series forgoes principal and interest paid on the securities. The Series is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Series maintains a segregated account, the dollar value of which is at least equal to its obligations in respect of dollar rolls.

--------------------------------------------------------------------------------

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements        PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series will declare and distribute its net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Series accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $862,312, decrease accumulated net realized gain on investments by $4,358,827, and increase paid-in capital by $5,221,139 for redemptions utilized as distributions for federal income tax purposes during the year ended September 30, 1999. Net investment income, net realized gains and net assets were not affected by this change.

---------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Series. PIFM pays for the service of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .65 of 1% of the Series' average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended September 30, 1999.

PIMS has advised the Series that it received approximately $60,400 and $6,600 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended September 30, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 1999, it received approximately $27,500 and $700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIC, PIFM and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ("Prudential").

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement (`SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year

--------------------------------------------------------------------------------

                                   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements      PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
ended September 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

---------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended September 30, 1999, the Series incurred fees of approximately $233,400 for the services of PMFS. As of September 30, 1999, approximately $16,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

---------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities other than short-term investments, for the year ended September 30, 1999 were $264,840,951 and $310,274,690, respectively.

The average monthly balance of dollar rolls outstanding during the year ended September 30, 1999 was approximately $15,856,258. The value of dollar rolls outstanding at September 30, 1999 was $14,859,035 (principal $15,100,000), which was 8.6% of total assets.

The cost basis of investments for federal income tax purposes as of September 30, 1999 was $154,670,010 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $6,634,163 (gross unrealized appreciation--$11,505,180, gross unrealized depreciation--$4,871,017).

During the year ended September 30, 1999, the Series entered into financial futures contracts. Details of open contracts at September 30, 1999 are as follows:

                                                         Value at         Value at       Unrealized
 Number of                             Expiration      September 30,        Trade      Appreciation/
 Contracts             Type               Date             1999             Date       (Depreciation)
-------------    ----------------    --------------  ----------------- -------------  -----------------
Long Position:
17               U.S. T-Bond           Dec. 99        $ 1,936,938      $ 1,947,297       $  (10,359)
42               S&P Bond              Dec. 99         13,631,094       13,977,675         (346,581)
155              U.S. T-Note           Dec. 99         16,812,656       16,730,312           82,344
                                                                                       --------------
                                                                                         $ (274,596)
                                                                                       ==============

---------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Series, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government or federal agency obligations. At September 30, 1999, the Series had a 4.9% undivided interest in repurchase agreements in the joint account. The undivided interest for the Series represented $32,201,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefore was as follows:

Warburg Dillon Read LLC, 5.32%, in the principal amount of $190,000,000, repurchase price of $190,028,077, due 10/1/99. The value of the collateral including accrued interest was $193,802,299.

Bear, Stearns & Co. Inc., 5.32%, in the principal amount of $190,000,000, repurchase price of $190,028,077, due 10/1/99. The value of the collateral including accrued interest was $194,200,266.

Morgan (J.P.) Securities, Inc., 5.25%, in the principal amount of $190,000,000, repurchase price $190,027,708, due 10/1/99. The value of the collateral including accrued interest was $193,800,121.

Goldman, Sachs & Co., 4.75%, in the principal amount of $88,875,000, repurchase price $88,886,726, due 10/1/99. The value of the collateral including accrued interest was $90,653,200.

---------------------------------------------------
Note 6. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 3 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, each of which offers four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares.

--------------------------------------------------------------------------------

                                    THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements       PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Transactions in shares of common stocks were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended September 30, 1999:
Shares sold........................      806,345    $ 10,710,045
Shares issued in reinvestment of
  dividends and distributions......       41,285         510,287
Shares reacquired..................     (305,438)     (4,105,228)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................      542,192       7,115,104
Shares issued upon conversion
  from Class B.....................          236           3,120
                                      ----------    ------------
Net increase in shares
  outstanding......................      542,428    $  7,118,224
                                      ==========    ============

Year ended September 30, 1998:
Shares sold........................      324,143    $  4,450,999
Shares issued in reinvestment of
  dividends and distributions......        8,312         107,053
Shares reacquired..................     (159,004)     (2,196,936)
                                      ----------    ------------
Net increase in shares
  outstanding......................      173,451    $  2,361,116
                                      ==========    ============

Class B
------------------------------------
Year ended September 30, 1999:
Shares sold........................      652,713    $  8,665,383
Shares issued in reinvestment of
  dividends and distributions......       41,783         516,862
Shares reacquired..................      (90,666)     (1,202,053)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................      603,830       7,980,192
Shares reacquired upon conversion
  into Class A.....................         (236)         (3,120)
                                      ----------    ------------
Net increase in shares
  outstanding......................      603,594    $  7,977,072
                                      ==========    ============

Year ended September 30, 1998:
Shares sold........................      224,444    $  3,091,278
Shares issued in reinvestment of
  dividends and distributions......        2,309          29,757
Shares reacquired..................      (11,806)       (161,521)
                                      ----------    ------------
Net increase in shares
  outstanding......................      214,947    $  2,959,514
                                      ==========    ============


Class C                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended September 30, 1999:
Shares sold........................       98,943    $  1,301,393
Shares issued in reinvestment of
  dividends and distributions......        3,860          47,750
Shares reacquired..................      (39,496)       (519,205)
                                      ----------    ------------
Net increase in shares
  outstanding......................       63,307    $    829,938
                                      ==========    ============

Year ended September 30, 1998:
Shares sold........................       22,836    $    314,699
Shares issued in reinvestment of
  dividends and distributions......          127           1,642
Shares reacquired..................       (1,859)        (25,489)
                                      ----------    ------------
Net increase in shares
  outstanding......................       21,104    $    290,852
                                      ==========    ============

Class Z
------------------------------------
Year ended September 30, 1999:
Shares sold........................    3,692,823    $ 48,865,722
Shares issued in reinvestment of
  dividends and distributions......    2,032,131      25,082,403
Shares reacquired..................   (8,515,198)   (108,711,164)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (2,790,244)   $(34,763,039)
                                      ==========    ============

Year ended September 30, 1998:
Shares sold........................    6,947,226    $ 97,448,833
Shares issued in reinvestment of
  dividends and distributions......    1,437,147      18,524,825
Shares reacquired..................   (7,211,135)    (98,037,987)
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,173,238    $ 17,935,671
                                      ==========    ============

--------------------------------------------------------------------------------

                                    THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Financial Highlights                PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

                                                   Class A                                  Class B
                                     ------------------------------------     ------------------------------------
                                                             November 7,                              November 7,
                                         Year Ended            1996(a)            Year Ended            1996(a)
                                       September 30,           Through          September 30,           Through
                                     ------------------                       ------------------
                                                            September 30,                            September 30,
                                      1999        1998          1997           1999        1998          1997
                                     -------     ------     -------------     -------     ------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period.........................   $ 13.29     $14.41         $13.40        $ 13.22     $14.34         $13.40
                                     -------     ------        -------        -------     ------        -------
Income from investment operations:
Net investment income.............       .31        .44            .21(b)         .19        .27            .19(b)
Net realized and unrealized gain
   (loss) on investment
   transactions...................      1.69       (.20)          1.97           1.69       (.14)          1.92
                                     -------     ------        -------        -------     ------        -------
   Total from investment
      operations..................      2.00        .24           2.18           1.88        .13           2.11
                                     -------     ------        -------        -------     ------        -------
Less distributions:
Dividends from net investment
   income.........................      (.30)      (.32)          (.39)          (.19)      (.21)          (.39)
Distributions from net realized
   gains..........................     (1.74)     (1.04)          (.78)         (1.74)     (1.04)          (.78)
                                     -------     ------        -------        -------     ------        -------
   Total distributions............     (2.04)     (1.36)         (1.17)         (1.93)     (1.25)         (1.17)
                                     -------     ------        -------        -------     ------        -------
Net asset value, end of period....   $ 13.25     $13.29         $14.41        $ 13.17     $13.22         $14.34
                                     =======     ======        =======        =======     ======        =======

TOTAL RETURN(d):..................     16.07%      1.93%         17.48%         15.12%      1.10%         16.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...   $10,397     $3,218           $990        $10,979     $3,038           $213
Average net assets (000)..........   $ 6,918     $2,090           $100        $ 7,018     $1,285            $71
Ratios to average net assets:
   Expenses, including
      distribution fees...........      1.41%      1.28%          1.31%(c)       2.16%      2.03%          2.06%(c)
   Expenses, excluding
      distribution fees...........      1.16%      1.03%          1.06%(c)       1.16%      1.03%          1.06%(c)
   Net investment income..........      2.29%      2.72%          2.69%(c)       1.54%      1.95%          1.94%(c)
Portfolio turnover rate...........       230%       256%            50%           230%       256%            50%

____________
(a) Commencement of offering of Class A and B shares.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                    THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Financial Highlights                PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

                                                   Class C                                       Class Z
                                     -----------------------------------     -----------------------------------------------
                                                            November 7,
                                        Year Ended            1996(e)
                                       September 30,          Through                   Year Ended September 30,
                                     -----------------     September 30,     -----------------------------------------------
                                      1999       1998          1997            1999         1998         1997         1996
                                     ------     ------     -------------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period.........................   $13.22     $14.34        $ 13.40        $  13.32     $  14.45     $  13.01     $  12.46
                                     ------     ------        -------        --------     --------     --------     --------
Income from investment operations:
Net investment income.............      .19        .48            .13(b)          .35          .38          .39(b)       .29(a)
Net realized and unrealized gain
   (loss) on investment
   transactions...................     1.69       (.35)          1.98            1.68         (.12)        2.22          .81
                                     ------     ------        -------        --------     --------     --------     --------
   Total from investment
      operations..................     1.88        .13           2.11            2.03          .26         2.61         1.10
                                     ------     ------        -------        --------     --------     --------     --------
Less distributions:
Dividends from net investment
   income.........................     (.19)      (.21)          (.39)           (.34)        (.35)        (.39)        (.37)
Distributions from net realized
   gains..........................    (1.74)     (1.04)          (.78)          (1.74)       (1.04)        (.78)        (.18)
                                     ------     ------        -------        --------     --------     --------     --------
   Total distributions............    (1.93)     (1.25)         (1.17)          (2.08)       (1.39)       (1.17)        (.55)
                                     ------     ------        -------        --------     --------     --------     --------
Net asset value, end of period....   $13.17     $13.22        $ 14.34        $  13.27     $  13.32     $  14.45     $  13.01
                                     ======     ======        =======        ========     ========     ========     ========

TOTAL RETURN(d):..................    15.12%      1.10%         16.91%          16.32%        2.12%       21.34%        9.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...   $1,117     $  284        $     5        $124,250     $161,838     $158,672     $153,588
Average net assets (000)..........   $  674     $  118        $     1        $130,052     $177,443     $154,199     $142,026
Ratios to average net assets:
   Expenses, including
      distribution fees...........     2.16%      2.03%          2.06%(c)        1.16%        1.03%        1.06%        1.00%(a)
   Expenses, excluding
      distribution fees...........     1.16%      1.03%          1.06%(c)        1.16%        1.03%        1.06%        1.00%(a)
   Net investment income..........     1.54%      2.04%          1.94%(c)        2.54%        2.99%        2.94%        3.09%(a)
Portfolio turnover rate...........      230%       256%            50%            230%         256%          50%          51%

                                      1995
                                    --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period.........................  $  10.92
                                    --------
Income from investment operations:
Net investment income.............       .33(a)
Net realized and unrealized gain
   (loss) on investment
   transactions...................      1.54
                                    --------
   Total from investment
      operations..................      1.87
                                    --------
Less distributions:
Dividends from net investment
   income.........................      (.29)
Distributions from net realized
   gains..........................      (.04)
                                    --------
   Total distributions............      (.33)
                                    --------
Net asset value, end of period....  $  12.46
                                    ========

TOTAL RETURN(d):..................     17.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...  $133,352
Average net assets (000)..........  $104,821
Ratios to average net assets:
   Expenses, including
      distribution fees...........      1.00%(a)
   Expenses, excluding
      distribution fees...........      1.00%(a)
   Net investment income..........      3.53%(a)
Portfolio turnover rate...........        30%

_________________
(a) Net of expense subsidy.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(e) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Report of Independent Accountants    PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The Prudential Investment Portfolios, Inc.--Prudential Active Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Investment Portfolios, Inc.--Prudential Active Balanced Fund (the "Fund," one of the portfolios constituting The Prudential Investment Portfolios, Inc.) at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the year ended September 30, 1996 were audited by other independent accountants, whose opinion dated November 13, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 17, 1999

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as      THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999            PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)

---------------------------------------------------------------

LONG-TERM INVESTMENTS--97.7%
COMMON STOCKS--97.7%

---------------------------------------------------------------
Banks & Financial Services--9.3%
1,709,100    Chase Manhattan Corp.               $  128,823,412
3,056,225    Citigroup, Inc.                        134,473,900
1,623,300    MBNA Corp.                              37,031,531
  830,190    Morgan Stanley Dean Witter              74,042,571
  928,566    Mutual Risk Management, Ltd.            11,374,934
  848,100    Schwab (Charles) Corp.                  28,570,369
                                                 --------------
                                                    414,316,717

---------------------------------------------------------------
Computer Systems/Peripherals--9.6%
2,270,800    Dell Computer Corp.(a)                  94,947,825
1,173,000    EMC Corp.(a)                            83,796,188
  940,700    Hewlett-Packard Co.                     86,544,400
1,018,500    International Business Machines
                Corp.                               123,620,437
  428,600    Sun Microsystems, Inc.(a)               39,859,800
                                                 --------------
                                                    428,768,650

---------------------------------------------------------------
Diversified Manufacturing--6.6%
  866,400    AlliedSignal, Inc.                      51,929,850
1,235,200    General Electric Co.                   146,448,400
  907,400    Tyco International Ltd.                 93,689,050
                                                 --------------
                                                    292,067,300

---------------------------------------------------------------
EDP Software & Services--6.4%
  450,700    America Online, Inc.(a)                 46,872,800
  326,400    Equant NV (ADR) (Netherlands)(a)        26,560,800
2,326,600    Microsoft Corp.(a)                     210,702,712
                                                 --------------
                                                    284,136,312

---------------------------------------------------------------
Electronic Components--7.7%
  886,000    Altera Corp.(a)                         38,430,250
1,631,500    Intel Corp.                            121,240,844
  207,200    JDS Uniphase Corp.(a)                   23,581,950
1,967,600    Texas Instruments, Inc.                161,835,100
                                                 --------------
                                                    345,088,144

---------------------------------------------------------------
Household & Personal Care Products--0.9%
  970,100    Estee Lauder Co., Inc.                  37,894,531

---------------------------------------------------------------
Industrial Technology/Instruments--3.0%
  820,400    Applied Materials, Inc.(a)              63,734,825
  678,700    KLA-Tencor Corp.(a)                     44,115,500
  803,900    Symbol Technologies, Inc.               27,031,138
                                                 --------------
                                                    134,881,463

---------------------------------------------------------------
Insurance--2.8%
1,442,350    American International Group,
                Inc.                                125,394,303

---------------------------------------------------------------
Media & Communications--9.3%
1,516,800    AT&T Corp. - Liberty Media
                Group(a)                             56,311,200
2,986,800    CBS Corp.(a)                           138,139,500
1,220,800    Clear Channel Communications,
                Inc.(a)                              97,511,400
  929,300    Omnicom Group, Inc.                     73,588,944
  609,400    Univision Communications Inc.(a)        49,589,925
                                                 --------------
                                                    415,140,969

---------------------------------------------------------------
Networking--4.3%
2,463,100    Cisco Systems, Inc.(a)                 168,876,294
  115,300    Juniper Networks, Inc.(a)               20,991,807
                                                 --------------
                                                    189,868,101

---------------------------------------------------------------
Pharmaceuticals--12.4%
1,897,000    American Home Products Corp.            78,725,500
  550,400    Amgen, Inc.(a)                          44,857,600
  927,200    Bristol-Myers Squibb Co.                62,586,000
  139,500    Genentech, Inc.(a)                      20,410,594

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as      THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999            PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------


Shares       Description                    Value (Note 1)

---------------------------------------------------------------
Pharmaceuticals (cont'd.)
1,235,100    Glaxo Wellcome PLC (ADR)
                (United Kingdom)                 $   64,225,200
  901,200    Johnson & Johnson                       82,797,750
2,064,700    Schering-Plough Corp.                   90,072,537
1,638,000    Warner-Lambert Co.                     108,722,250
                                                 --------------
                                                    552,397,431

---------------------------------------------------------------
Restaurants--1.6%
1,643,500    McDonald's Corp.                        70,670,500

---------------------------------------------------------------
Retail--9.3%
  400,600    Abercrombie & Fitch Co.(a)              13,645,438
1,920,287    Gap, Inc.                               61,449,184
2,122,000    Home Depot, Inc.                       145,622,250
1,104,900    Kohl's Corp.(a)                         73,061,512
1,543,600    Staples, Inc.(a)                        33,669,775
  657,300    Tiffany & Co.                           39,396,919
  973,800    Wal-Mart Stores, Inc.                   46,316,362
                                                 --------------
                                                    413,161,440

---------------------------------------------------------------
Telecommunications--9.1%
  614,400    Allegiance Telecom, Inc.(a)             32,332,800
  445,400    Level 3 Communications, Inc.(a)         23,258,231
2,030,500    MCI WorldCom, Inc.(a)                  145,942,187
  519,100    NEXTLINK Communications, Inc.(a)        26,912,091
  412,100    NTL, Inc.(a)                            39,600,234
1,598,200    Qwest Communications
                International, Inc.(a)               47,246,788
  377,050    Vodafone AirTouch PLC (ADR)
                (United Kingdom)(a)                  89,643,638
                                                 --------------
                                                    404,935,969

---------------------------------------------------------------
Telecommunications Equipment--5.4%
  928,560    Lucent Technologies, Inc.           $   60,240,330
  518,300    Motorola, Inc.                          45,610,400
  779,600    Nokia Corp. (ADR)(Finland)              70,017,825
1,151,000    Tellabs, Inc.(a)                        65,535,062
                                                 --------------
                                                    241,403,617
                                                 --------------
             Total long-term investments
                (cost $3,323,718,834)             4,350,125,447
                                                 --------------

Principal
Amount
(000)
SHORT-TERM INVESTMENTS--2.7%
Commercial Paper--2.7%
$ 119,847    American Express Credit Corp.
                5.57%, 10/1/99
                (cost $119,847,000)                 119,847,000
                                                 --------------
---------------------------------------------------------------
Total Investments--100.4%
             (cost $3,443,565,834; Note 4)        4,469,972,447
             Liabilities in excess of other
                assets--(0.4%)                      (16,439,846)
                                                 --------------
             Net Assets--100%                    $4,453,532,601
                                                 ==============

_________________
(a) Non-income producing security.
ADR--American Depository Receipt.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Statement of Assets and Liabilities  PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

Assets
September 30, 1999
------------------
Investments, at value (cost $3,443,565,834)............................................................        $4,469,972,447
Receivable for Series shares sold......................................................................            14,624,693
Receivable for investments sold........................................................................            12,892,040
Dividends and interest receivable......................................................................             1,779,009
Deferred expenses and other assets.....................................................................                94,428
                                                                                                               --------------
   Total assets........................................................................................         4,499,362,617
                                                                                                               --------------
Liabilities
Bank overdraft.........................................................................................               494,680
Payable for investments purchased......................................................................            32,478,586
Payable for Series shares reacquired...................................................................             8,763,607
Management fee payable.................................................................................             2,244,165
Distribution fees payable..............................................................................             1,574,451
Accrued expenses and other liabilities.................................................................               231,730
Foreign withholding taxes payable......................................................................                42,797
                                                                                                               --------------
   Total liabilities...................................................................................            45,830,016
                                                                                                               --------------
Net Assets.............................................................................................        $4,453,532,601
                                                                                                               ==============
Net assets were comprised of:
   Common stock, at par................................................................................        $      223,837
   Paid-in capital in excess of par....................................................................         3,228,228,646
                                                                                                               --------------
                                                                                                                3,228,452,483
   Accumulated net realized gain on investments........................................................           198,673,505
   Net unrealized appreciation on investments..........................................................         1,026,406,613
                                                                                                               --------------
Net assets, September 30, 1999.........................................................................        $4,453,532,601
                                                                                                               ==============

Class A:
   Net asset value and redemption price per share
      ($911,466,742 divided by 45,453,887 shares of common stock issued and outstanding)...............        $        20.05
   Maximum sales charge (5% of offering price).........................................................                  1.06
                                                                                                               --------------
   Maximum offering price to public....................................................................        $        21.11
                                                                                                               ==============
Class B:
   Net asset value, offering price and redemption price per share
      ($1,506,838,758 divided by 77,542,364 shares of common stock issued and outstanding).............        $        19.43
                                                                                                               ==============
Class C:
   Net asset value and redemption price per share
      ($141,769,655 divided by 7,295,397 shares of common stock issued and outstanding)................        $        19.43
   Sales charge (1% of offering price).................................................................                   .20
                                                                                                               --------------
   Offering price to public............................................................................        $        19.63
                                                                                                               ==============
Class Z:
   Net asset value, offering price and redemption price per share
      ($1,893,457,446 divided by 93,545,646 shares of common stock issued and outstanding).............        $        20.24
                                                                                                               ==============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
PRUDENTIAL JENNISON GROWTH FUND
Statement of Operations
--------------------------------------------------------------
                                                Year Ended
Net Investment Income (Loss)                September 30, 1999
                                            ------------------
Income
   Dividends (net of foreign withholding
      taxes of $95,578)..................     $   18,615,326
   Interest..............................          3,968,260
                                            ----------------
      Total income.......................         22,583,586
                                            ----------------
Expenses
   Management fee........................         22,079,891
   Distribution fee--Class A.............          1,870,788
   Distribution fee--Class B.............         12,368,254
   Distribution fee--Class C.............            980,326
   Transfer agent's fees and expenses....          6,273,000
   Reports to shareholders...............            470,000
   Registration fees.....................            434,000
   Custodian's fees and expenses.........            160,000
   Legal fees and expenses...............             65,000
   Amortization of deferred organization
      expenses...........................             37,967
   Audit fee and expenses................             20,000
   Insurance expense.....................             11,000
   Directors' fees and expenses..........              7,500
   Miscellaneous.........................             16,740
                                            ----------------
      Total expenses.....................         44,794,466
                                            ----------------
Net investment loss......................        (22,210,880)
                                            ----------------
Realized and Unrealized Gain on
Investments Net realized gain on:
   Investment transactions...............        201,079,990
   Financial futures contracts...........            244,090
                                            ----------------
                                                 201,324,080
Net change in unrealized appreciation on
   investments...........................        828,202,820
                                            ----------------
Net gain on investments..................      1,029,526,900
                                            ----------------
Net Increase in Net Assets
Resulting from Operations................     $1,007,316,020
                                            ================


THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
PRUDENTIAL JENNISON GROWTH FUND
Statement of Changes in Net Assets

                                     Year Ended September 30,
Increase (Decrease) in               ------------------------
Net Assets                            1999              1998
                                      ----              ----
Operations
   Net investment loss.........  $  (22,210,880)   $   (6,754,609)
   Net realized gain on
      investments..............     201,324,080       131,020,013
   Net change in unrealized
      appreciation
      (depreciation) of
      investments..............     828,202,820      (190,394,651)
                                 --------------    --------------
   Net increase (decrease) in
      net assets resulting from
      operations...............   1,007,316,020       (66,129,247)
                                 --------------    --------------
Distributions from net realized
   capital gains (Note 1)
   Class A.....................     (17,349,525)      (12,677,688)
   Class B.....................     (27,545,469)      (37,861,226)
   Class C.....................      (1,752,623)       (2,330,817)
   Class Z.....................     (38,052,986)      (55,817,957)
                                 --------------    --------------
                                    (84,700,603)     (108,687,688)
                                 --------------    --------------
Series share transactions (net
   of conversion) (Note 5)
   Net proceeds from shares
      sold.....................   2,794,924,604     1,822,040,223
   Net asset value of shares
      issued in reinvestment of
      distributions............      83,061,464       106,812,422
   Cost of shares reacquired...  (1,569,556,414)     (730,978,040)
                                 --------------    --------------
   Net increase in net assets
      from Series share
      transactions.............   1,308,429,654     1,197,874,605
                                 --------------    --------------
Total increase.................   2,231,045,071     1,023,057,670

Net Assets

Beginning of year..............   2,222,487,530     1,199,429,860
                                 --------------    --------------
End of year....................  $4,453,532,601    $2,222,487,530
                                 ==============    ==============


--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                    THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements       PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------
Prudential Jennison Growth Fund (the "Series") is a separately managed series of The Prudential Investment Portfolios, Inc. (the "Fund"). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Series had no significant operations other than the issuance of 3,334 shares of Class A and 3,333 shares of Class B and Class C common stock for $100,000 on September 13, 1995 to Prudential Investments Fund Management LLC ("PIFM"). Investment operations of the Series commenced on November 2, 1995.

The Series' investment objective is to achieve long-term growth of capital. It invests primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.

-------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange and NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent, which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value, or using a methodology developed by an independent pricing agent, which is, in the judgment of the Manager and the Subadviser, able to produce prices which are representative of market value.

Short-term securities which mature in more than 60 days, for which market quotations are readily available, are valued at current market quotations as provided by an independent pricing agent or principal market maker. Short-term securities which mature in 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless the Board of Directors determines that such valuation does not represent fair value.

All securities are valued as of 4:15 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis and is net of discount accretion and premium amortization. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and to make distributions of any

--------------------------------------------------------------------------------

                                    THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements       PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

Deferred Organization Expenses: Approximately $200,000 of expenses were incurred in connection with the organization of the Series. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Series commenced investment operations.

Reclassification of Capital Accounts: The Series accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." For the year ended September 30, 1999, the Series reclassified current net operating losses and redemptions utilized as distributions for federal income tax purposes by decreasing accumulated net investment loss by $22,210,880, decreasing accumulated net realized gain on investments by $18,041,231 and decreasing paid-in capital by $4,169,649. Net investment income, net realized gains and net assets were not affected by this change.

-------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with PIFM. Pursuant to a subadvisory agreement between PIFM and Jennison Associates LLC ("Jennison"), Jennison furnishes investment advisory services in connection with the management of the Series. Under the subadvisory agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Series in accordance with its investment objective and policies.

The management fee paid PIFM will be computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series. PIFM pays Jennison a subadvisory fee at an annual rate of .30 of 1% of the average daily net assets of the Series up to and including $300 million and .25 of 1% of such assets in excess of $300 million. PIFM also pays the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended September 30, 1999.

PIMS has advised the Series that it received approximately $2,331,800 and $629,300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the fiscal year ended September 30, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the fiscal year ended September 30, 1999, it received approximately $2,013,100 and $46,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PIFM, PIMS and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America ("Prudential").

As of March 11, 1999, the Fund along with other unaffiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund

--------------------------------------------------------------------------------

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements        PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

did not borrow any amounts pursuant to either agreement during the year ended September 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

-------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the fiscal year ended September 30, 1999, the Series incurred fees of approximately $6,215,000 for the services of PMFS. As of September 30, 1999, approximately $543,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

For the fiscal year ended September 30, 1999, Prudential Securities Incorporated, which is an indirect, wholly owned subsidiary of Prudential, earned approximately $391,700 in brokerage commissions from portfolio transactions executed on behalf of the Series.

-------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the fiscal year ended September 30, 1999 were $3,187,479,690 and $2,011,088,170, respectively.

The cost of investments for federal income tax purposes at September 30, 1999, was $3,446,231,745 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $1,023,740,702 (gross unrealized appreciation--$1,085,425,006; gross unrealized depreciation--$61,684,304).

-------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class Z shares are not subject to any sales or redemption charge and are offered for sale to a limited group of investors.

There are 3 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, each of which offers four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares.

Transactions in shares of common stock were as follows:

Class A                              Shares           Amount
---------------------------------  -------------   -------------
Year ended September 30, 1999:
Shares sold......................    34,344,966    $ 662,914,500
Shares issued in reinvestment of
  distributions..................     1,032,752       16,627,307
Shares reacquired................   (23,547,037)    (457,441,788)
                                   ------------    -------------
Net increase in shares
  outstanding before
  conversion.....................    11,830,681      222,100,019
Shares issued upon conversion
  from Class B...................     2,660,015       51,625,561
                                   ------------    -------------
Net increase in shares
  outstanding....................    14,490,696    $ 273,725,580
                                   ============    =============

Year ended September 30, 1998:
Shares sold......................    14,958,226    $ 229,811,039
Shares issued due to merger of
  Prudential Multi-Sector
  Fund...........................    15,525,419      255,703,652
Shares issued in reinvestment of
  distributions..................       913,659       12,215,617
Shares reacquired................   (10,632,449)    (163,008,985)
                                   ------------    -------------
Net increase in shares
  outstanding before
  conversion.....................    20,764,855      334,721,323
Shares issued upon conversion
  from Class B...................       777,059       11,419,782
                                   ------------    -------------
Net increase in shares
  outstanding....................    21,541,914    $ 346,141,105
                                   ============    =============

Class B
---------------------------------
Year ended September 30, 1999:
Shares sold.....................     42,766,896    $ 799,643,630
Shares issued in reinvestment of
  distributions.................      1,698,149       26,677,924
Shares reacquired...............    (14,404,393)    (265,401,893)
                                   ------------    -------------
Net increase in shares
  outstanding before
  conversion....................     30,060,652      560,919,661
Shares reacquired upon
  conversion into Class A.......     (2,736,865)     (51,625,561)
                                   ------------    -------------
Net increase in shares
  outstanding...................     27,323,787    $ 509,294,100
                                   ============    =============

--------------------------------------------------------------------------------

                                   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements      PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

Class B                              Shares           Amount
---------------------------------  ------------    -------------
Year ended September 30, 1998:
Shares sold.....................     22,754,015   $  342,894,551
Shares issued due to merger of
  Prudential Multi-Sector
  Fund..........................      7,486,124      120,751,178
Shares issued in reinvestment of
  distributions.................      2,776,715       36,513,797
Shares reacquired...............     (9,639,289)    (143,137,800)
                                   ------------   --------------
Net increase in shares
  outstanding before
  conversion....................     23,377,565      357,021,726
Shares reacquired upon
  conversion
  into Class A..................       (793,565)     (11,419,782)
                                   ------------   --------------
Net increase in shares
  outstanding...................     22,584,000   $  345,601,944
                                   ============   ==============

Class C
---------------------------------
Year ended September 30, 1999:
Shares sold.....................      6,235,444   $  117,953,942
Shares issued in reinvestment of
  distributions.................        108,868        1,710,322
Shares reacquired...............     (2,247,639)     (41,843,724)
                                   ------------   --------------
Net increase in shares
  outstanding...................      4,096,673   $   77,820,539
                                   ============   ==============

Year ended September 30, 1998:
Shares sold.....................      1,687,844   $   25,645,005
Shares issued due to merger of
  Prudential Multi-Sector
  Fund..........................        260,502        4,201,896
Shares issued in reinvestment of
  distributions.................        172,793        2,272,229
Shares reacquired...............       (578,482)      (8,683,902)
                                   ------------   --------------
Net increase in shares
  outstanding...................      1,542,657   $   23,435,228
                                   ============   ==============

Class Z
---------------------------------
Year ended September 30, 1999:
Shares sold.....................     63,109,118   $1,214,412,532
Shares issued in reinvestment of
  distributions.................      2,345,617       38,045,912
Shares reacquired...............    (42,230,402)    (804,869,008)
                                   ------------   --------------
Net increase in shares
  outstanding...................     23,224,333   $  447,589,436
                                   ============   ==============

Year ended September 30, 1998:
Shares sold.....................     52,992,987   $  825,209,682
Shares issued due to merger of
  Prudential Multi-Sector
  Fund..........................      1,075,632       17,823,220
Shares issued in reinvestment of
  distributions.................      4,155,680       55,810,779
Shares reacquired...............    (27,380,773)    (416,147,353)
                                   ------------   --------------
Net increase in shares
  outstanding...................     30,843,526   $  482,696,328
                                   ============   ==============

--------------------------------------------------------------------------------

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Financial Highlights                 PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

                                                            Class A                                          Class B
                                      ----------------------------------------------------     ------------------------------------
                                                                              November 2,
                                                  Year Ended                    1995(a)                     Year Ended
                                                September 30,                   Through                   September 30,
                                      ----------------------------------     September 30,     ------------------------------------
                                        1999         1998         1997           1996             1999          1998         1997
                                      --------     --------     --------     -------------     ----------     --------     --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period.........................    $  14.44     $  15.39     $  10.97        $ 10.00        $    14.11     $  15.18     $  10.89
                                      --------     --------     --------         ------        ----------     --------     --------
Income from investment operations
Net investment income (loss)(c)...        (.08)        (.04)        (.03)          (.03)             (.22)        (.15)        (.12)
Net realized and unrealized gain
   on investment transactions.....        6.23          .40         4.45           1.00              6.08          .39         4.41
                                      --------     --------     --------         ------        ----------     --------     --------
   Total from investment
      operations..................        6.15          .36         4.42            .97              5.86          .24         4.29
                                      --------     --------     --------         ------        ----------     --------     --------
Less distributions
Distributions from net realized
   gains..........................        (.54)       (1.31)          --             --              (.54)       (1.31)          --
                                      --------     --------     --------         ------        ----------     --------     --------
Net asset value, end of period....    $  20.05     $  14.44     $  15.39        $ 10.97        $    19.43     $  14.11     $  15.18
                                      ========     ========     ========         ======        ==========     ========     ========

TOTAL RETURN(b)...................       43.58%        3.02%       40.29%          9.70%            42.51%        2.21%       39.39%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...    $911,467     $446,996     $145,022        $85,440        $1,506,839     $708,463     $419,405
Average net assets (000)..........    $748,315     $251,118     $105,982        $70,667        $1,236,825     $557,823     $299,476
Ratios to average net assets:
   Expenses, including
      distribution fees...........        1.05%        1.08%        1.09%          1.23%(d)          1.80%        1.83%       1.84%
   Expenses, excluding
      distribution fees...........         .80%         .83%         .84%           .98%(d)           .80%         .83%        .84%
   Net investment income (loss)...        (.44)%       (.26)%       (.25)%         (.37)%(d)        (1.19)%      (1.01)%     (1.00)%
For Class A, B, C and Z shares:
   Portfolio turnover rate........          56%          58%          63%            42%               56%          58%         63%

                                     November 2,
                                       1995(a)
                                       Through
                                    September 30,
                                        1996
                                    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period.........................    $   10.00
                                    -------------
Income from investment operations
Net investment income (loss)(c)...         (.10)
Net realized and unrealized gain
   on investment transactions.....          .99
                                    -------------
   Total from investment
      operations..................          .89
                                    -------------
Less distributions
Distributions from net realized
   gains..........................           --
                                    -------------
Net asset value, end of period....    $   10.89
                                    =============

TOTAL RETURN(b)...................         8.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...    $ 231,541
Average net assets (000)..........    $ 162,412
Ratios to average net assets:
   Expenses, including
      distribution fees...........         1.98%(d)
   Expenses, excluding
      distribution fees...........          .98%(d)
   Net investment income (loss)...        (1.12)%(d)
For Class A, B, C and Z shares:
   Portfolio turnover rate........           42%

______________
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Calculated based upon weighted average shares outstanding during the period.
(d) Annualized.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                      THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Financial Highlights                  PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

                                                           Class C                                          Class Z
                                      --------------------------------------------------     --------------------------------------
                                                                            November 2,
                                                 Year Ended                   1995(a)                      Year Ended
                                               September 30,                  Through                    September 30,
                                      --------------------------------     September 30,     --------------------------------------
                                        1999        1998        1997           1996             1999           1998          1997
                                      --------     -------     -------     -------------     ----------     ----------     --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period.........................    $  14.11     $ 15.18     $ 10.89        $ 10.00        $    14.53     $    15.45     $  10.98
                                      --------     -------     -------        -------        ----------     ----------     --------
Income from investment operations
Net investment income (loss)(c)...        (.22)       (.15)       (.12)          (.10)             (.04)            --           --
Net realized and unrealized gain
   on investment transactions.....        6.08         .39        4.41            .99              6.29            .39         4.47
                                      --------     -------     -------        -------        ----------     ----------     --------
   Total from investment
      operations..................        5.86         .24        4.29            .89              6.25            .39         4.47
                                      --------     -------     -------        -------        ----------     ----------     --------
Less distributions
   Distributions from net realized
      gains.......................        (.54)      (1.31)         --             --              (.54)         (1.31)          --
                                      --------     -------     -------        -------        ----------     ----------     --------
Net asset value, end of period....    $  19.43     $ 14.11     $ 15.18        $ 10.89        $    20.24     $    14.53     $  15.45
                                      ========     =======     =======        =======        ==========     ==========     ========

TOTAL RETURN(b)...................       42.51%       2.21%      39.39%          8.90%            43.94%          3.22%       40.71%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...    $141,770     $45,126     $25,134        $15,281        $1,893,457     $1,021,903     $609,869
Average net assets (000)..........    $ 98,033     $35,337     $18,248        $12,550        $1,596,809     $  810,296     $455,684
Ratios to average net assets:
   Expenses, including
      distribution fees...........        1.80%       1.83%       1.84%          1.98%(d)           .80%           .83%         .84%
   Expenses, excluding
      distribution fees...........         .80%        .83%        .84%           .98%(d)           .80%           .83%         .84%
   Net investment income (loss)...       (1.20)%     (1.01)%     (1.00)%        (1.12)%(d)         (.19)%         (.01)%         --

                                      April 15,
                                       1996(a)
                                       Through
                                    September 30,
                                        1996
                                    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period.........................    $   10.32
                                    -------------
Income from investment operations
Net investment income (loss)(c)...         (.02)
Net realized and unrealized gain
   on investment transactions.....          .68
                                    -------------
   Total from investment
      operations..................          .66
                                    -------------
Less distributions
   Distributions from net realized
      gains.......................           --
                                    -------------
Net asset value, end of period....    $   10.98
                                    =============

TOTAL RETURN(b)...................         6.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...    $ 362,416
Average net assets (000)..........    $  26,829
Ratios to average net assets:
   Expenses, including
      distribution fees...........          .98%(d)
   Expenses, excluding
      distribution fees...........          .98%(d)
   Net investment income (loss)...         (.12)%(d)

_______________
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Calculated based upon weighted average shares outstanding during the period.
(d) Annualized.
-------------------------------------------------------------------------------
See Notes to Financial Statements.

                                      THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Report of Independent Accountants     PRUDENTIAL JENNISON GROWTH FUND
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The Prudential Investment Portfolios, Inc.--Prudential Jennison Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Investment Portfolios, Inc.--Prudential Jennison Growth Fund (the "Fund", one of the portfolios constituting The Prudential Investment Portfolios, Inc.) at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the period ended September 30, 1996 were audited by other independent accountants, whose opinion dated November 4, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 17, 1999
--------------------------------------------------------------------------------

Portfolio of Investments as         THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999               PRUDENTIAL JENNISON GROWTH & INCOME FUND
--------------------------------------------------------------------------------

Shares       Description                          Value (Note 1)
------------------------------------------------------------------
LONG-TERM INVESTMENTS--84.1%
COMMON STOCKS--84.1%
------------------------------------------------------------------
Aerospace/Defense--3.3%
   57,240    Raytheon Co.                            $  2,776,140
   66,000    The B.F. Goodrich Co.                      1,914,000
                                                     ------------
                                                        4,690,140

------------------------------------------------------------------
Airlines--1.7%
   45,000    AMR Corp.                                  2,452,500

------------------------------------------------------------------
Aluminum--3.1%
   70,200    Alcan Aluminum Ltd.                        2,193,750
   36,600    Reynolds Metals Co.                        2,209,725
                                                     ------------
                                                        4,403,475

------------------------------------------------------------------
Apparel--1.5%
  120,700    Polo Ralph Lauren Corp.(a)                 2,165,056

------------------------------------------------------------------
Banking--4.0%
   33,500    Chase Manhattan Corp.                      2,525,062
   49,300    Fleet Financial Group, Inc.                1,805,613
  112,800    Hibernia Corp., Class A                    1,311,300
                                                     ------------
                                                        5,641,975

------------------------------------------------------------------
Business Services--3.7%
  105,900    Convergys Corp.(a)                         2,098,144
   51,300    Hertz Corp.                                2,257,200
   40,900    Ryder System, Inc.                           833,338
                                                     ------------
                                                        5,188,682

------------------------------------------------------------------
Chemicals--5.0%
   79,000    Cytec Industries, Inc.(a)                  1,896,000
   55,400    Dexter Corp.                               2,067,113
   82,400    IMC Global, Inc.                           1,199,950
  118,000    W.R. Grace & Co.(a)                        1,895,375
                                                     ------------
                                                        7,058,438

------------------------------------------------------------------
Computer Systems/Peripherals--0.7%
   10,300    Hewlett-Packard Co.                          947,600

------------------------------------------------------------------
Data Processing & Reproduction--0.8%
  134,800    Informix Corp.(a)                          1,069,975

------------------------------------------------------------------
Drugs & Health Care--1.8%
   60,700    American Home Products Corp.               2,519,050

------------------------------------------------------------------
EDP Software & Services--0.4%
  104,600    Intergraph Corp.(a)                          588,375

------------------------------------------------------------------
Foods--1.4%
   26,300    Dole Food Co., Inc.                          499,700
   68,300    SUPERVALU, Inc.                            1,489,794
                                                     ------------
                                                        1,989,494

------------------------------------------------------------------
Hotels--2.7%
  158,900    Hilton Hotels Corp.                        1,569,137
   70,700    Promus Hotel Corp.(a)                      2,302,169
                                                     ------------
                                                        3,871,306

------------------------------------------------------------------
Human Resources--1.9%
   93,000    Manpower, Inc.                             2,708,625

------------------------------------------------------------------
Industrial Technology/Instruments--1.5%
   54,900    Millipore Corp.                            2,062,181

------------------------------------------------------------------
Insurance--3.6%
   20,600    CIGNA Corp.                                1,601,650
   64,800    The Allstate Corp.                         1,615,950
   61,000    Travelers Property Casualty Corp.          1,799,500
                                                     ------------
                                                        5,017,100

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as         THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999               PRUDENTIAL JENNISON GROWTH & INCOME FUND
--------------------------------------------------------------------------------

Shares       Description                          Value (Note 1)
-------------------------------------------------------------------
Media--3.1%
   54,600    CBS Corp.                               $  2,525,250
   31,904    Chris-Craft Industries, Inc.(a)            1,790,612
                                                     ------------
                                                        4,315,862

-------------------------------------------------------------------
Motor Vehicles & Equipment--4.1%
   26,800    Dana Corp.                                   994,950
   37,300    General Motors Corp, Class H               2,135,425
   41,400    General Motors Corp.                       2,605,613
                                                     ------------
                                                        5,735,988

-------------------------------------------------------------------
Oil Services--3.0%
   54,200    McDermott International, Inc.              1,097,550
   83,200    Unocal Corp.                               3,083,600
                                                     ------------
                                                        4,181,150

-------------------------------------------------------------------
Paper & Forest Products--6.1%
  169,500    Abitibi-Consolidated, Inc.                 2,044,594
   68,600    Boise Cascade Corp.                        2,499,612
   36,600    Champion International Corp.               1,880,325
  104,054    Smurfit-Stone Container Corp.(a)           2,250,168
                                                     ------------
                                                        8,674,699

-------------------------------------------------------------------
Petroleum--6.1%
   66,900    Anadarko Petroleum Corp.                   2,044,631
   59,000    Burlington Resources, Inc.                 2,168,250
   89,600    Tosco Corp.                                2,262,400
   73,400    USX - Marathon Group                       2,146,950
                                                     ------------
                                                        8,622,231

-------------------------------------------------------------------
Pharmaceuticals--1.3%
   60,900    Vertex Pharmaceuticals, Inc.(a)            1,891,706

-------------------------------------------------------------------
Photography/Image Technology--0.8%
   42,900    Polaroid Corp.                             1,115,400
-------------------------------------------------------------------
Publishing--3.6%
   83,300    New York Times Co., Class A                3,123,750
   38,900    Tribune Co.                                1,935,275
                                                     ------------
                                                        5,059,025

-------------------------------------------------------------------
Retail--5.5%
   84,100    AutoZone, Inc.(a)                          2,360,056
  101,900    Boise Cascade Office Products
                Corp.(a)                                1,108,163
  209,100    Kmart Corp.(a)                             2,443,856
   48,609    The Limited, Inc.                          1,859,294
                                                     ------------
                                                        7,771,369

-------------------------------------------------------------------
Semiconductors--2.9%
  121,200    International Rectifier Corp.(a)           1,848,300
   71,500    National Semiconductor Corp.(a)            2,180,750
                                                     ------------
                                                        4,029,050

-------------------------------------------------------------------
Specialty Chemicals--3.2%
  173,026    CK Witco Corp.                             2,519,691
  112,400    Engelhard Corp.                            2,044,275
                                                     ------------
                                                        4,563,966

-------------------------------------------------------------------
Steel & Metals--3.8%
   32,800    AK Steel Holding Corp.                       598,600
   51,700    Nucor Corp.                                2,462,213
   90,200    USX-U.S. Steel Group                       2,322,650
                                                     ------------
                                                        5,383,463

-------------------------------------------------------------------
Telecommunications--1.8%
  149,900    Loral Space & Communications Ltd.(a)       2,576,406

-------------------------------------------------------------------
Transportation--1.7%
   54,100    Airborne Freight Corp.                     1,139,481
   33,100    CNF Transportation, Inc.                   1,232,975
                                                     ------------
                                                        2,372,456
                                                     ------------
             Total long-term investments
                (cost $110,807,284)                   118,666,743
                                                     ------------

-------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as         THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999               PRUDENTIAL JENNISON GROWTH & INCOME FUND
--------------------------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)      Description                 Value (Note 1)
---------------------------------------------------------------------
SHORT-TERM INVESTMENTS--15.9%
---------------------------------------------------------------------
COMMERCIAL PAPER--9.1%
P-1           $6,855    American Express Co.,
                        5.57%, 10/1/99               $    6,855,000
P-1            6,000    Chevron USA, Inc.,
                        5.30%, 10/1/99                    6,000,000
                                                     --------------
                        Total commercial paper
                        (cost $12,855,000)               12,855,000
U.S. GOVERNMENT SECURITIES--6.8%
               9,615(b) United States Treasury
                        Bills,
                        4.77%, 11/12/99
                        (cost $9,564,202)                 9,555,413
                                                     --------------
                        Total short-term
                        investments
                        (cost $22,419,202)               22,410,413
                                                     --------------
                        Total investments before
                        short sales--100.0%
                        (cost $133,226,486; Note 4)     141,077,156
                                                     --------------


Shares       Description                          Value (Note 1)

------------------------------------------------------------------
COMMON STOCKS SOLD SHORT(a)--(6.4%)
------------------------------------------------------------------
Aerospace/Defense--(0.4%)
  (9,700)    United Technologies Corp.               $   (575,331)

------------------------------------------------------------------
Beverages--(1.1%)
 (31,600)    Coca-Cola Co.                             (1,518,775)

------------------------------------------------------------------
Cosmetics/Toiletries--(0.6%)
 (26,400)    The Gillette Co.                            (895,950)

------------------------------------------------------------------
Financial Services--(2.4%)
  (9,200)    Federal National Mortgage Assoc.            (576,725)
 (23,100)    Nasdaq-100 Shares Trust                   (2,780,662)
                                                     ------------
                                                       (3,357,387)

------------------------------------------------------------------
Retail--(1.9%)
 (34,200)    Circuit City Stores-Circuit City
                Group                                  (1,442,813)
 (21,400)    Dayton Hudson Corp.                       (1,285,338)
                                                     ------------
                                                       (2,728,151)
                                                     ------------
             Total common stocks sold short
                (proceeds at cost $9,941,334)          (9,075,594)
                                                     ------------
             Total investments, net of short
                sales--93.6%
             (cost $123,285,152)                      132,001,562
             Other assets in excess of
                liabilities--6.4%                       9,086,790
                                                     ------------
             Net Assets--100%                        $141,088,352
                                                     ============

______________
(a) Non-income producing securities.
(b) $9,555,413 of principal amount pledged as collateral for short sales.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                      THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Statement of Assets and Liabilities   PRUDENTIAL JENNISON GROWTH & INCOME FUND
--------------------------------------------------------------------------------

Assets                                                                             September 30, 1999
                                                                                   ------------------
Investments, at value (cost $133,226,486).......................................        $141,077,156
Cash............................................................................                 645
Receivables for securities sold short...........................................           9,941,334
Receivable for investments sold.................................................           3,596,014
Receivable for Series shares sold...............................................             251,042
Dividends and interest receivable...............................................             138,187
Other assets....................................................................               1,342
                                                                                     ------------------
   Total assets.................................................................         155,005,720
                                                                                     ------------------
Liabilities
Investments sold short, at value (proceeds $9,941,334)..........................           9,075,594
Payable for investments purchased...............................................           3,420,501
Due to broker for securities sold short.........................................             947,727
Payable for Series shares reacquired............................................             162,134
Accrued expenses................................................................             146,357
Distribution fees payable.......................................................              93,034
Management fee payable..........................................................              72,021
                                                                                     ------------------
   Total liabilities............................................................          13,917,368
                                                                                     ------------------
Net Assets......................................................................        $141,088,352
                                                                                     ==================

Net assets were comprised of:
   Common stock, at par.........................................................        $     11,102
   Paid-in capital in excess of par.............................................         118,323,878
                                                                                     ------------------
                                                                                         118,334,980
   Accumulated net realized gain on investments.................................          14,036,962
   Net unrealized appreciation on investments...................................           8,716,410
                                                                                     ------------------
Net assets, September 30, 1999..................................................        $141,088,352
                                                                                     ==================

Class A:
   Net asset value and redemption price per share
      ($37,157,842 divided by 2,911,247 shares of common
      stock issued and outstanding..............................................              $12.76
   Maximum sales charge (5% of offering price)..................................                 .67
                                                                                     ------------------
   Maximum offering price to public.............................................              $13.43
                                                                                     ==================

Class B:
   Net asset value, offering price and redemption price per share
      ($92,031,782 divided by 7,255,503 shares of common stock
       issued and outstanding)..................................................             $12.68
                                                                                     ==================

Class C:
   Net asset value and redemption price per share
      ($7,635,741 divided by 601,957 shares of common stock
      issued and outstanding)...................................................              $12.68
   Sales charge (1% of offering price)..........................................                 .13
                                                                                     ------------------
   Offering price to public.....................................................              $12.81
                                                                                     ==================

Class Z:
   Net asset value, offering price and redemption price per share
      ($4,262,987 divided by 332,964 shares of common stock
      issued and outstanding)...................................................               $12.80
                                                                                     ==================

--------------------------------------------------------------------------------

See Notes to Financial Statements.

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
PRUDENTIAL JENNISON GROWTH &
INCOME FUND
Statement of Operations
---------------------------------------------------------------

                                                Year Ended
Net Investment Income                       September 30, 1999
                                            ------------------
Income
   Dividends (net of foreign withholding
      taxes of $4,304)...................   $     1,844,883
   Interest..............................           767,804
                                            ---------------
      Total income.......................         2,612,687
                                            ---------------
Expenses
   Distribution fee--Class A.............            89,537
   Distribution fee--Class B.............           949,035
   Distribution fee--Class C.............            77,020
   Management fee........................           849,053
   Transfer agent's fees and expenses....           217,000
   Reports to shareholders...............           151,000
   Custodian's fees and expenses.........           110,000
   Registration fees.....................            57,000
   Legal fees and expenses...............            39,000
   Dividends on securities sold short....            27,759
   Audit fees and expenses...............            20,000
   Directors' fees and expenses..........             7,500
   Miscellaneous.........................             6,479
                                            ---------------
      Total expenses.....................         2,600,383
                                            ---------------
Net investment income....................            12,304
                                            ---------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
   Investment transactions...............        16,896,114
   Financial futures transactions........          (255,928)
   Short sales...........................           117,643
                                            ---------------
                                                 16,757,829
                                            ---------------

Net change in unrealized
   appreciation/depreciation on:
   Investments...........................        14,326,911
   Short sales...........................          (798,696)
                                            ---------------
                                                 13,528,215
                                            ---------------
Net gain on investments..................        30,286,044
                                            ---------------
Net Increase in Net Assets Resulting from
Operations...............................   $    30,298,348
                                            ===============


THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
PRUDENTIAL JENNISON GROWTH &
INCOME FUND
Statement of Changes in Net Assets
- ---------------------------------------------------------------

                                       Year Ended September 30,
Increase (Decrease)                    ------------------------
in Net Assets                           1999             1998
                                        ----             ----
Operations
   Net investment income..........  $      12,304    $     908,928
   Net realized gain on investment
      transactions................     16,757,829       10,777,238
   Net change in unrealized
      appreciation/depreciation on
      investments.................     13,528,215      (25,848,538)
                                    -------------    -------------
   Net increase (decrease) in net
      assets resulting from
      operations..................     30,298,348      (14,162,372)
                                    -------------    -------------
Dividends and distributions (Note 1)
   Dividends from net investment
      income
      Class A.....................       (153,895)        (350,759)
      Class B.....................        (76,687)        (267,306)
      Class C.....................         (6,448)         (22,287)
      Class Z.....................        (12,628)         (17,381)
                                    -------------    -------------
                                         (249,658)        (657,733)
                                    -------------    -------------
   Distributions from net realized
      capital gains
      Class A.....................     (2,540,009)      (1,652,658)
      Class B.....................     (6,978,474)      (4,349,846)
      Class C.....................       (586,830)        (352,855)
      Class Z.....................       (164,167)         (39,211)
                                    -------------    -------------
                                      (10,269,480)      (6,394,570)
                                    -------------    -------------
Series share transactions (Note 5)
   Net proceeds from shares
      sold........................     39,742,571       49,851,743
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions...........     10,032,426        6,672,687
   Cost of shares reacquired......    (53,515,736)     (40,383,538)
                                    -------------    -------------
   Net increase (decrease) in net
      assets from Series share
      transactions................     (3,740,739)      16,140,892
                                    -------------    -------------
Total increase (decrease).........     16,038,471       (5,073,783)

Net Assets

Beginning of period...............    125,049,881      130,123,664
                                    -------------    -------------
End of period(a)..................  $ 141,088,352    $ 125,049,881
                                    =============    =============

----------------
(a) Includes undistributed net
    investment income of..........  $          --    $     290,719
                                    =============    =============

------------------------------------------------------------------

See Notes to Financial Statements.

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements        PRUDENTIAL JENNISON GROWTH & INCOME FUND

--------------------------------------------------------------------------------

Prudential Jennison Growth & Income Fund (the 'Series') is a separately managed series of The Prudential Investment Portfolios, Inc. (the `Fund'). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. Investment operations of the Series commenced on November 7, 1996.

The Series' investment objective is to achieve long-term growth of capital and income, with current income as a secondary objective. The Series seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market.

-------------------------------------------------------------

Note 1.   Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange or NASDAQ (other than options on securities and indices) are valued at the last sales price on such exchange or system on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager and the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by a principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent, which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value, or using a methodology developed by an independent pricing agent, which is, in the judgment of the Manager and the Subadviser, able to produce prices which are representative of market value.

Short-term securities which mature in more than 60 days, for which market quotations are readily available, are valued at current market quotations as provided by an independent pricing agent or principal market maker. Short-term securities which mature in 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless the Board of Directors determines that such valuation does not represent fair value.

All securities are valued as of 4:15 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis and is net of discount accretion and premium amortization. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income, other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in market conditions or prevailing interest rates. Should interest rates move unexpectedly, the

--------------------------------------------------------------------------------

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements        PRUDENTIAL JENNISON GROWTH & INCOME FUND

--------------------------------------------------------------------------------

Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Short Sales: The Series may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Series makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The proceeds received from the short sale are maintained as collateral for its obligation to deliver the security upon conclusion of the sale. In addition, the Series may have to make additional subsequent deposits with the broker equal to the change in the market value of the security sold short. The Series may have to pay a fee to borrow the particular security and may be obligated to remit any payments received on such borrowed securities. A gain, limited to the price at which the Series sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and to make distributions of any net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $53,365, decrease accumulated net realized gain on investments by $1,364,827 and increase paid-in capital by $1,418,192 due to the Fund treating redemptions as distributions for federal income tax purposes during the year ended September 30, 1999. Net investment income, net realized gains and net assets were not affected by this change.

Note 2.   Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC (`PIFM'). Pursuant to a subadvisory agreement between PIFM and Jennison Associates LLC (`Jennison'), Jennison furnishes investment advisory services in connection with the management of the Series. Under the subadvisory agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Series in accordance with its investment objectives and policies.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series. PIFM pays Jennison a subadvisory fee at an annual rate of .30 of 1% of the average daily net assets of the Series up to and including $300 million and .25 of 1% of such assets in excess of $300 million. PIFM also pays the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (`PIMS'), which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of average daily net assets of the Class A, B and C shares, respectively, for the year ended September 30, 1999.

PIMS has advised the Series that it received approximately $72,600 and $15,300 in front-end sales charges resulting from sales of Class A and C shares, respectively, during the year ended September 30, 1999. From these fees PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 1999, it received approximately $294,400 and $900 in contingent deferred sales

--------------------------------------------------------------------------------

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements        PRUDENTIAL JENNISON GROWTH & INCOME FUND

--------------------------------------------------------------------------------

charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PIFM, PIMS and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America (`Prudential').

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the `Funds'), entered into a syndicated credit agreement (`SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended September 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

-------------------------------------------------------------

Note 3.   Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (`PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended September 30, 1999, the Series incurred fees of approximately $187,600 for the services of PMFS. As of September 30, 1999, approximately $15,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

For the year ended September 30, 1999, Prudential Securities Incorporated (`PSI'), which is an indirect, wholly owned subsidiary of Prudential, earned approximately $43,100 in brokerage commissions from portfolio transactions executed on behalf of the Series.

-------------------------------------------------------------

Note 4.   Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 1999 were $142,344,623 and $161,701,363, respectively.

The cost basis of the investments for federal income tax purposes at September 30, 1999 was $134,317,080 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $6,760,076 (gross unrealized appreciation-$15,275,883; gross unrealized depreciation--$8,515,807).

-------------------------------------------------------------

Note 5.   Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 3 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, each of which offers four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares.

Transactions in shares of common stock were as follows:

Class A                                  Shares        Amount
--------------------------------------  ----------   ------------
Year ended September 30, 1999:
Shares sold..........................     923,437   $ 11,737,931
Shares issued in reinvestment of
  dividends and distributions........     226,178      2,592,003
Shares reacquired....................  (1,265,737)   (15,677,893)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion..................    (116,122)    (1,347,959)
Shares issued upon conversion from
  Class B............................     174,209      2,193,555
                                       ----------   ------------
Net increase in shares outstanding...      58,087   $    845,596
                                       ==========   ============
Year ended September 30, 1998:
Shares sold..........................   1,121,704   $ 13,786,056
Shares issued in reinvestment of
  dividends and distributions........     162,663      1,913,429
Shares reacquired....................  (1,213,010)   (14,774,385)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion..................      71,357        925,100
Shares issued upon conversion from
  Class B............................      77,566        935,576
                                       ----------   ------------
Net increase in shares outstanding...     148,923   $  1,860,676
                                       ==========   ============

--------------------------------------------------------------------------------

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements        PRUDENTIAL JENNISON GROWTH & INCOME FUND

--------------------------------------------------------------------------------

Class B                                  Shares        Amount
--------------------------------------  ----------   ------------
Year ended September 30, 1999:
Shares sold..........................   1,447,677   $ 18,020,614
Shares issued in reinvestment of
  dividends and distributions........     583,173      6,683,169
Shares reacquired....................  (2,334,384)   (28,622,257)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion..................    (303,534)    (3,918,474)
Shares reacquired upon conversion
  from Class A.......................    (174,767)    (2,193,555)
                                       ----------   ------------
Net decrease in shares outstanding...    (478,301)  $ (6,112,029)
                                       ==========   ============

Year ended September 30, 1998:
Shares sold..........................   2,383,930   $ 29,462,184
Shares issued in reinvestment of
  dividends and distributions........     369,244      4,332,243
Shares reacquired....................  (1,750,224)   (21,297,211)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion..................   1,002,950     12,497,216
Shares reacquired upon conversion
  from Class A.......................     (77,755)      (935,576)
                                       ----------   ------------
Net increase in shares outstanding...     925,195   $ 11,561,640
                                       ==========   ============

Class C
--------------------------------------
Year ended September 30, 1999:
Shares sold..........................     199,958   $  2,519,215
Shares issued in reinvestment of
  dividends and distributions........      51,069        585,254
Shares reacquired....................    (299,144)    (3,644,790)
                                       ----------   ------------
Net decrease in shares outstanding...     (48,117)  $   (540,321)
                                       ==========   ============

Year ended September 30, 1998:
Shares sold..........................     217,879   $  2,701,940
Shares issued in reinvestment of
  dividends and distributions........      31,625        371,055
Shares reacquired....................    (152,419)    (1,873,645)
                                       ----------   ------------
Net increase in shares outstanding...      97,085   $  1,199,350
                                       ==========   ============

Class Z                                  Shares        Amount
--------------------------------------  ----------   ------------
Year ended September 30, 1999:
Shares sold..........................     570,577   $  7,464,811
Shares issued in reinvestment of
  dividends and distributions........      14,995        172,000
Shares reacquired....................    (419,436)    (5,570,796)
                                       ----------   ------------
Net increase in shares outstanding...     166,136   $  2,066,015
                                       ==========   ============
Year ended September 30, 1998:
Shares sold..........................     309,216   $  3,901,563
Shares issued in reinvestment of
  dividends and distributions........       4,713         55,960
Shares reacquired....................    (194,189)    (2,438,297)
                                       ----------   ------------
Net increase in shares outstanding...     119,740   $  1,519,226
                                       ==========   ============

--------------------------------------------------------------------------------

                                   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Financial Highlights               PRUDENTIAL JENNISON GROWTH & INCOME FUND
-------------------------------------------------------------------------------

                                                                          Class A                                 Class B
                                                  --------------------------------------------------------     -------------
                                                                                          November 7,
                                                                                            1996(a)             Year Ended
                                                     Year Ended September 30,               Through            September 30,
                                                  -------------------------------        September 30,         -------------
                                                      1999              1998                  1997                 1999
                                                  -------------     -------------     --------------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........       $ 10.98           $ 12.89              $  10.00              $ 10.96
                                                      ------            ------                ------               ------
Income from investment operations
Net investment income.........................           .07               .15                   .09                 (.03)
Net realized and unrealized gain (loss) on
   investment transactions....................          2.68             (1.32)                 2.87                 2.67
                                                      ------            ------                ------               ------
   Total from investment operations...........          2.75             (1.17)                 2.96                 2.64
                                                      ------            ------                ------               ------
Less distributions
Dividends from net investment income..........          (.06)             (.12)                 (.07)                (.01)
Distributions from net realized gains.........          (.91)             (.62)                   --                 (.91)
                                                      ------            ------                ------               ------
   Total distributions........................          (.97)             (.74)                 (.07)                (.92)
                                                      ------            ------                ------               ------
Net asset value, end of period................       $ 12.76           $ 10.98              $  12.89              $ 12.68
                                                      ======            ======                ======               ======
TOTAL RETURN(c)...............................         26.00%            (9.40)%               29.72%               24.98%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...............       $37,158           $31,339              $ 34,846              $92,032
Average net assets (000)......................       $35,815           $35,145              $ 27,008              $94,904
Ratios to average net assets:
   Expenses, including distribution fees......          1.30%             1.31%                 1.58%(b)             2.05%
   Expenses, excluding distribution fees......          1.05%             1.06%                 1.33%(b)             1.05%
   Net investment income......................           .54%             1.20%                  .90%(b)             (.20)%
Portfolio turnover rate.......................           111%               99%                   55%                 111%

                                                                       November 7,
                                                                         1996(a)
                                                     Year Ended          Through
                                                    September 30,     September 30,
                                                       1998              1997
                                                   -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........     $ 12.86           $ 10.00
                                                    ------            ------
Income from investment operations
Net investment income.........................         .06               .02
Net realized and unrealized gain (loss) on
   investment transactions....................       (1.31)             2.86
                                                    ------            ------
   Total from investment operations...........       (1.25)             2.88
                                                    ------            ------
Less distributions
Dividends from net investment income..........        (.03)             (.02)
Distributions from net realized gains.........        (.62)               --
                                                    ------            ------
   Total distributions........................        (.65)             (.02)
                                                    ------            ------
Net asset value, end of period................     $ 10.96           $ 12.86
                                                    ======            ======

TOTAL RETURN(c)...............................      (10.01)%           28.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...............     $84,751           $87,558
Average net assets (000)......................     $93,465           $62,575
Ratios to average net assets:
   Expenses, including distribution fees......        2.06%             2.33%(b)
   Expenses, excluding distribution fees......        1.06%             1.33%(b)
   Net investment income......................         .46%              .15%(b)
Portfolio turnover rate.......................          99%               55%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Financial Highlights                 PRUDENTIAL JENNISON GROWTH & INCOME FUND
--------------------------------------------------------------------------------

                                                                          Class C                                 Class Z
                                                  --------------------------------------------------------     -------------
                                                                                          November 7,
                                                                                            1996(a)             Year Ended
                                                     Year Ended September 30,               Through            September 30,
                                                  -------------------------------        September 30,         -------------
                                                      1999              1998                  1997                 1999
                                                  -------------     -------------     --------------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........       $ 10.96           $ 12.86               $10.00               $ 11.00
                                                       -----             -----                -----                 -----
Income from investment operations
Net investment income.........................          (.02)              .06                  .02                   .09
Net realized and unrealized gain (loss) on
   investment transactions....................          2.66             (1.31)                2.86                  2.69
                                                       -----             -----                -----                 -----
   Total from investment operations...........          2.64             (1.25)                2.88                  2.78
                                                       -----             -----                -----                 -----
Less distributions
Dividends from net investment income..........          (.01)             (.03)                (.02)                 (.07)
Distributions from net realized gains.........          (.91)             (.62)                  --                  (.91)
                                                       -----             -----                -----                 -----
   Total distributions........................          (.92)             (.65)                (.02)                 (.98)
                                                       -----             -----                -----                 -----
Net asset value, end of period................       $ 12.68           $ 10.96               $12.86               $ 12.80
                                                       =====             =====                =====                 =====

TOTAL RETURN(c)...............................         24.98%           (10.01)%              28.83%                26.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...............       $ 7,636           $ 7,124               $7,111               $ 4,263
Average net assets (000)......................       $ 7,702           $ 7,734               $5,631               $ 3,088
Ratios to average net assets:
   Expenses, including distribution fees......          2.05%             2.06%                2.33%(b)              1.05%
   Expenses, excluding distribution fees......          1.05%             1.06%                1.33%(b)              1.05%
   Net investment income......................          (.19)%             .46%                 .15%(b)               .76%
Portfolio turnover rate.......................           111%               99%                  55%                  111%

                                                                       November 7,
                                                                        1996(a)
                                                                        Through
                                                                      September 30,
                                                     1998                1997
                                                -------------        ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........     $ 12.93           $ 10.00
                                                     -----             -----
Income from investment operations
Net investment income.........................         .17               .10
Net realized and unrealized gain (loss) on
   investment transactions....................       (1.33)             2.92
                                                     -----             -----
   Total from investment operations...........       (1.16)             3.02
                                                     -----             -----
Less distributions
Dividends from net investment income..........        (.15)             (.09)
Distributions from net realized gains.........        (.62)               --
                                                     -----             -----
   Total distributions........................        (.77)             (.09)
                                                     -----             -----
Net asset value, end of period................     $ 11.00           $ 12.93
                                                     =====             =====

TOTAL RETURN(c)...............................       (9.31)%           30.30%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...............     $ 1,836           $   609
Average net assets (000)......................     $ 1,374           $   227
Ratios to average net assets:
   Expenses, including distribution fees......        1.06%             1.33%(b)
   Expenses, excluding distribution fees......        1.06%             1.33%(b)
   Net investment income......................        1.54%             1.15%(b)
Portfolio turnover rate.......................          99%               55%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Report of Independent Accountants    PRUDENTIAL JENNISON GROWTH & INCOME FUND
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The Prudential Investment Portfolios, Inc.--
Prudential Jennison Growth & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Investment Portfolios, Inc.--Prudential Jennison Growth & Income Fund (the `Fund', one of the portfolios constituting The Prudential Investment Portfolios, Inc.) at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period November 7, 1996 (commencement of operations) through September 30, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as `financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 17, 1999

--------------------------------------------------------------------------------

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE, INC.

Debt Ratings

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Ratings

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     . Leading market positions in well-established industries.

     . High rates of return on funds employed.

     . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     . Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

Debt Ratings

     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC and C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Commercial Paper Ratings

     S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

     A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DUFF & PHELPS CREDIT RATING CO.

Long-Term Debt and Preferred Stock Ratings

     AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+ AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Short-Term Debt Ratings

     D- 1 +: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     D- 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D- 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     D- 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH IBCA, INC.

     Long-Term Ratings

     AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to change in circumstances or in economic conditions than is the case for higher ratings.

     BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

     DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

                  APPENDIX I--GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

Asset Allocation

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years-- the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II-HISTORICAL PERFORMANCE DATA

 The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

 This chart shows the long-term performance of various asset classes and the rate of inflation.

                                 [LINE GRAPH]

              Value of $1.00 invested on 1/1/26 through 12/31/98

              Small Stocks      $5,116.95
              Common Stocks     $2,350.89
              Long-Term Bonds   $   44.18
              Treasury Bills    $   14.94
              Inflation         $    9.16


Source: Ibbotson Associates. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performances of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

 Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1988 through 1998. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

 All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in each Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           Historical Total Returns of Different Bond Market Sectors

---------------------------------------------------------------------------------------------------------------
Year                1988       1989    1990    1991    1992    1993    1994    1995    1996     1997    1998
---------------------------------------------------------------------------------------------------------------
U.S. Government
Treasury
Bonds/1/            7.0%      14.4%     8.5%  15.3%    7.2%   10.7%   (3.4)%   18.4%    2.7%    9.6%    10.0%
---------------------------------------------------------------------------------------------------------------
U.S. Government
Mortgage
Securities/2/       8.7%      15.4%    10.7%  15.7%    7.0%    6.8%   (1.6)%   16.8%    5.4%    9.5%     7.0%
---------------------------------------------------------------------------------------------------------------
U.S. Investment
Grade
Corporate Bonds/3/  9.2%      14.1%     7.1%  18.5%    8.7%   12.2%   (3.9)%   22.3%    3.3%   10.2%     8.6%
---------------------------------------------------------------------------------------------------------------
U.S. High Yield
Bonds/4/           12.5%       0.8%   (9.6)%  46.2%   15.8%   17.1%   (1.0)%   19.2%   11.4%   12.8%     1.6%
---------------------------------------------------------------------------------------------------------------
World Government
Bonds/5/            2.3%     (3.4)%    15.3%  16.2%    4.8%   15.1%    6.0 %    19.6%    4.1%   (4.3)%    5.3%
---------------------------------------------------------------------------------------------------------------
Difference between
highest and lowest 10.2       18.8     24.9   30.9    11.0    10.3     9.9      5.5     8.7    17.1      8.4
returns percent
---------------------------------------------------------------------------------------------------------------

___________
/1/ Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

/2/ Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15-and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

/3/ Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.

/4/ Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

/5/ Salomon Smith Barney World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the              This chart shows the growth of a
performance of major world stock        hypothetical $10,000 investment
markets for the period from             made in the stocks representing
December 31, 1985 through               the S&P 500 stock index with and
December 31, 1998. It does not          without reinvested dividends.
represent the performance of any
Prudential Mutual Fund.

Average Annual Total Returns of Major World
Stock Markets (12/31/85 - 12/31/98) (in U.S. dollars)

Belgium          22.7%
Spain            22.5%
The Netherlands  20.8%
Sweden           19.9%
Switzerland      18.3%                   [LINE GRAPH APPEARS HERE]
USA              18.1%                   (1969 -1998)
Hong Kong        17.8%                    Capital Appreciation and Reinvesting
France           17.4%                    Dividends - $391,707
UK               16.7%                    Capital Appreciation only - $133,525
Germany          13.4%
Austria           8.9%
Japan             6.5%

Source: Morgan Stanley Capital          Source: Lipper Inc. All rights
International (MSCI) and Lipper         reserved. This chart is used for
Inc. as of 12/31/98. Used with          illustrative purposes only and is
permission. Morgan Stanley              not intended to represent the
Country indices are unmanaged           past, present or future
indices which include those             performance of any Prudential
stocks making up the largest two-       Mutual Fund. Common stock total
thirds of each country's total          return is based on the Standard &
stock market capitalization.            Poor's 500 Stock Index, a market-
Returns reflect the reinvestment        value-weighted index made up of
of all distributions. This chart        500 of the largest stocks in the
is for illustrative purposes only       U.S. based upon their stock
and is not indicative of the            market value. Investors cannot
past, present or future                 invest directly in indices.
performance of any specific
investment. Investors cannot
invest directly in stock indices.


                           [PIE CHART APPEARS HERE]


                  World Stock Market Capitalization by Region
                          World Total: $15.8 Trillion

                           U.S.                51.0%
                           Europe              34.7%
                           Pacific Basin       12.5%
                           Canada               1.8%

               Source: Morgan Stanley Capital International, December 31, 1998. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

 The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


           Long Term U.S. Treasury Bond Yield in Percent (1926-1998)

                           [LINE GRAPH APPEARS HERE]


____________
 Source: Ibbotson Associates. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1998. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

               APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

 Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in each Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by either Fund.

Information about Prudential

 The Manager and PIC/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs more than 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and nearly 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

 Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.5 million cars and insures more than 1.2 million homes.

 Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $211 billion in assets of institutions and individuals. In Institutional Investor, July 1998, Prudential was ranked eighth in terms of total assets under management as of December 31, 1997.

 Real Estate. The Prudential Real Estate Affiliates is one of the leading real estate, residential and commercial brokerage networks in North America and has more than 37,000 real estate brokers with over 1,400 offices across the United States./2/

 Financial Services. The Prudential Savings Bank FSB, a wholly-owned subsidiary of Prudential, has over $1 billion in assets and serves nearly 1.5 million customers across 50 states.

___________
/1/ PIC serves as the subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as one of the subadvisers to Prudential Diversified Funds, Prudential 20/20 Focus Fund, Prudential Sector Funds, Inc., The Prudential Series Fund, Inc. and The Prudential Investment Portfolios, Inc. and Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust and Target Funds.

/2/ As of December 31, 1996.

                                     III-1

Information about the Prudential Mutual Funds

 As of September 30, 1999, Prudential Investments Fund Management is the 20th largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

 The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

 From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

 Equity Funds. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

 High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitors approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase./3/ Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

 Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

 Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

 Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

 Prudential Mutual Funds trades billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. Prudential's portfolio managers have met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

________
/3/ As of December 31, 1997. The number of bonds and the size of the Fund are subject to change.

                                     III-2

Information about Prudential Securities

 Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1998, assets held by Prudential Securities for its clients approximated $268 billion. During 1998, over 31,000 new customer accounts were opened each month at Prudential Securities./4/

 Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment and financial planning areas.

 In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect SM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

 For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

________
/4/ As of December 31, 1998.

                                     III-3

                                  Appendix IV

Below is a list of shareholders who owned 5% or more of the outstanding shares of each Fund as of November 5, 1999:

Prudential Active Balanced Fund:

Name                                  Address            Shares/Class/Percentage
----                           ------------------------- -----------------------
Prudential Trust Company       30 Scranton Office Park         171,389/A/22%
FBO PRU--DC TRUST              Moosic, PA 18507
ACCOUNTS
Attn: John Surdy
Pru Defined Contribution       30 Scranton Office Park          78,493/A/10%
Servi                          Moosic, PA 18507
FBO Prudential Bank & Trust
CU
Attn: John Surdy
Prudential Securities C/F      1122 N 15th ST APT 709             6,263/C/7%
Ms. Nancy C. Cooke             Canon City, CO 81212-4640
IRA DTD 06/23/99
Helen G. Bauer TTEE            Suite 1600                         5,510/C/6%
Dorothy A. Pelster Tr          7777 Bonhomme Ave
UA DTD 10/06/88                Clayton, MO 63105-1911
FBO Dorothy A. Pelster
Conversion Holding Accts       Mail Stop 213                      7,277/C/8%
                               PO Box 15040
                               New Brunswick, NJ 08906
Pru Defined Contribution       30 Scranton Office Park       3,561,405/Z/38%
Svcs FBO Pru-DC Qualified      Moosic, PA 18507
Clients
Attn: John Surdy
Prudential Trust Company       30 Scranton Office Park       5,743,561/Z/62%
FBO Pru-DC Clients             Moosic, PA 18507
Attn: John Surdy

Prudential Jennison Growth Fund:

Pru Defined Contribution Svcs  30 Scranton Office Park      42,391,191/Z/44%
FBO Pru-Non-Trust Accounts     Moosic, PA 18507
Attn: John Surdy
Prudential Trust Company       30 Scranton Office Park      27,269,175/Z/29%
FBO Pru-DC Trust Accounts      Moosic, PA 18507
Att: John Surdy
Boston Safe Deposit & Trust    1 Cabot Road #28-0035        11,796,492/Z/12%
As Trustee K-Mart PRT S        Medford, MA 02155
Core Account

Prudential Jennison Growth & Income Fund:

Name                                  Address            Shares/Class/Percentage
----                        -------------------------    -----------------------
Bradley L. Goldberg         502 Orienta Avenue                160,579/A/5.4%
                            Mamaroneck, NY 10543-4317
Pru Defined Contribution    30 Scranton Office Park            139,356/Z/42%
Svcs                        Moosic, PA 18507
FBO Pru-Non-Trust Accounts
Attn: John Surdy
Prudential Trust Company    30 Scranton Office Park           34,921/Z/10.4%
FBO Pru-DC Trust Accounts   Moosic, PA 18507
Attn: John Surdy

(ICON)

Prudential
Active
Balanced
Fund

ANNUAL
REPORT
Sept. 30, 1999

(LOGO)

A Message from the Fund's President                           November 18, 1999
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder,
The fiscal year ended September 30, 1999, was an excellent one for Prudential Active Balanced Fund. The 16.07% return of its Class A shares was well above the historical average for large-cap stocks. Moreover, the Fund's return was less volatile than a portfolio of stocks alone, which is the primary reason investors buy balanced funds. In the last quarter of 1998, when stock markets rebounded from their steep summer drop, the Fund's return did not rise as high, but it also held up better in the third quarter of 1999 when the S&P 500 fell 6%. The Fund's performance range was much narrower than stocks alone.

Its performance also was strong in comparison to other balanced funds--three-and-a-half percentage points above the Lipper Balanced Fund Average. Both its bonds and stocks beat their respective benchmarks. Active asset allocation also added value--the portfolio managers transferred funds from one asset class to another as the various markets rallied and fell in this turbulent fiscal year. Their models told them when overall market values got out of balance; they took advantage of the bargain opportunities when offered and reduced their exposure to stocks when markets looked extended.

The strong stock market gains of the last three years may have tempted many investors whose time horizon or temperament suits them poorly for occasional losses. Declining quarters, such as the third quarter of 1999, serve to remind us of the benefits of diversification. Bonds tend to hold up better in downturns. Investors who cannot accept the volatility of a portfolio consisting entirely of stocks, but who want to share in the inflation protection and growth potential of equity investing, have an excellent choice in Prudential Active Balanced Fund.

Sincerely,

John R. Strangfeld
President
The Prudential Investment Portfolios, Inc.

Performance Review
-------------------------------------------------------------------------------
(PHOTO) (PHOTO) (PHOTO)

Equity Portfolio Managers Mark S. Stumpp and James H. Scott, and Michael Lillard, team leader of the U.S. Liquidity team.

Investment Goals and Style
Prudential Active Balanced Fund seeks income and long-term growth of capital by investing in a portfolio of equity, fixed-income, and money market securities that is actively managed to take advantage of opportunities created by what we see as market misvaluations. The Fund's investments will be shifted among equity securities, fixed-income securities, and money market instruments to capitalize on such opportunities and to maximize the Fund's total investment return. Mark Stumpp and James Scott manage the asset allocation using a quantitative model. They also manage the stocks, using behavioral finance models to select securities they believe to be underpriced, but maintaining a risk profile like that of the S&P 500 Index. Prudential Investment's U.S. Liquidity Team manages the bonds. There can be no assurance that the Fund will meet its investment objective.

We moved well
We began our reporting period as the markets were rebounding from their steep decline in the summer of 1998. We were well above our neutral position in stocks, and the impact of the rebound was magnified by this overweight. As stocks moved up in price, we reduced our allocation, moving to a neutral one by year end and to an underweight by the end of the first quarter of 1999. This helped in the third quarter of 1999 when stocks generally declined. We held very little cash through most of the fiscal year, but rose above our neutral cash position at the end.

We held the leading growth stocks
We generally hold at least 175 different stocks and generally buy no more than
0.75 percentage points or less than their representation in the S&P 500 Index. Our goal is to limit the difference between our stock performance and that of the Index, while increasing the likelihood that our return will be higher than the Index. At the beginning of our reporting period, market gains were focused on a few key growth stocks. We emphasized the large-capitalization, growth-oriented stocks that then led the S&P 500 Index. In fact, companies like Microsoft, General Electric, and Wal-Mart were solid performers in the portfolio over the fiscal year. However, during the first quarter of 1999, their positive impact was offset by a decline of our value stocks, and we trailed the S&P 500 Index slightly. In the following quarter, value stocks shot ahead to lead the market, and ours drove us slightly ahead of our stock benchmark. In the last quarter of our fiscal year, the strength of our growth stocks supported our portfolio, as it held up better than the S&P 500 Index in a generally falling market. Over the full fiscal year, we benefited most from our stock selection in

Active Asset Allocation
Asset class has a greater impact on returns over the long term than selection of individual securities. We use quantitative models to determine which market sectors offer the best opportunities. Using companies' earnings expectations and stock prices, we compare the expected returns on stocks with the interest rates on bonds. We try to increase the proportion of the type of securities that offer the best value at any time, monitoring our allocation daily. We implement most of these allocation changes with stock and bond futures contracts because it is quicker and less expensive than trading the actual securities. Our neutral position is 57.5% stocks, 40% bonds, and 2.5% cash.

the strongly rising quarter that began our reporting period and in the declining market that ended it.

Our bonds had a positive return in a difficult period
The Lehman Aggregate Bond Index posted a negative return for the year, but our portfolio came in slightly positive. Bonds rose only marginally by the end of 1998, but investors had retreated from other securities to U.S. Treasury bonds in the summer panic. Corporate bonds performed better in the fall, as investors' confidence returned and demand for a higher yield increased. We had a significantly larger representation of corporate bonds than our benchmark. These corporate bonds and our focus on higher-grade bonds contributed to our superior bond return. Our modest overweight in mortgage-backed securities also helped.

Looking Ahead
Stocks are expensive
At the end of our reporting period, our quantitative model recommended a lower equity allocation than normal. This year's increase in interest rates and stock prices led us to favor bonds over stocks in making adjustments from our normal risk profile. However, the degree of market overvaluation varies considerably from day to day.

Performance at a Glance

Cumulative Total Returns1                         As of 9/30/99

                                   One         Five         Since
                                   Year        Years      Inception2
Class A                           16.07%        N/A          39.00%
Class B                           15.12         N/A          36.08
Class C                           15.12         N/A          36.08
Class Z                           16.32        85.05%       106.67
Lipper Balanced Fund Avg3         12.56        96.33         ***

Average Annual Total Returns1                            As of 9/30/99

                                   One         Five         Since
                                   Year        Years      Inception2
Class A                           10.27%        N/A          10.08%
Class B                           10.12         N/A          10.38
Class C                           12.97         N/A          10.85
Class Z                           16.32        13.10%        11.38

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, B, and C, 11/7/96; Class Z, 1/4/93.

3 Lipper average returns are for all funds in each share class for the one- and five-year periods in the Balanced Fund category. The Lipper average is unmanaged. Balanced funds are funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

***Lipper Since Inception returns are 42.02% for Class A, B, and C; and 115.21% for Class Z, based on all funds in each share class.

Review Cont'd.
-------------------------------------------------------------------------------

The uncertainty about interest-rate direction and the slowing U.S. economy have led us to increase our cash position to slightly above neutral.

Our stock portfolio emphasizes--within the limits we described earlier-- electronic technology, finance, technology services, manufacturers, and retailers. We are underrepresenting health technology and consumer nondurables. Our bond holdings favor corporate and mortgage-backed bonds because we believe they continue to offer an attractively greater return in a generally healthy economy.

Additional Performance Tracking Tools
You can access comprehensive information about the performance of your Prudential mutual funds 24 hours a day through our Web site and automated phone service. At www.prudential.com/investing, you'll find the daily closing values, changes from the previous day, and quarterly performance for all of our retail mutual funds. Other available resources include daily, monthly, and quarterly market commentary.

Prudential is committed to meeting shareholders' needs. That is why we continue to upgrade and make improvements to our Web site. Please send us your comments about how we can continue to improve our site to meet your needs.

Daily fund values are also a toll-free call away from any touch-tone phone. Call
(800) 225-1852 and follow the voice prompts to obtain mutual fund closing values and yields. You can even set up a personalized "watch list" to track specific Prudential mutual funds.

Mutual Fund Automated Service: (800) 225-1852

Main Menu                  Submenus
1. Account information     1. Account balance
                           2. Transactions
                           3. Order forms
2. Prices and yields
3. Transactions
4. Order checks and statements
5. PIN change

Five Largest Equity Holdings
Expressed as a percentage of net assets as of 9/30/99

Microsoft Corporation          1.9%
Computer Software & Services
General Electric Co.           1.6
Diversified Operations
Wal-Mart Stores, Inc.          1.0
Retail
CISCO Systems, Inc.            1.0
Networking
IBM Corp.                      0.9
Computer Systems/Peripherals

Portfolio Composition
Expressed as a percentage of net assets as of 9/30/99
Bonds                            44.0%

Equity:
Electronic Tech & Services       11.8
Finance                           7.3
Producer Manufacturing            4.4
Utilities                         4.4
Health Services & Technology      4.1
Consumer Durables & Nondurables   3.5
Retail Trade                      3.5
Process Industries                2.3
Consumer Services                 1.7
Transportation                    0.9
Commercial Services               0.7
Energy & Nonenergy Minerals       0.1
Cash & Equivalents               11.3*

* Primarily collateral for stock and bond futures contracts used to manage asset allocation.

Portfolio of Investments as     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999           PRUDENTIAL ACTIVE BALANCED FUND
-------------------------------------------------------------------------------

Shares      Description                             Value (Note 1)
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--73.3%
COMMON STOCKS--44.7%
--------------------------------------------------------------------------------
Aerospace/Defense--0.9%
    5,900   Allied Signal, Inc.                      $     353,631
    5,500   Boeing Co.                                     234,438
    3,600   General Dynamics Corp.                         224,775
    1,600   Lockheed Martin Corp.                           52,300
    3,000   Raytheon Co.                                   148,875
    5,200   United Technologies Corp.                      308,425
                                                     -------------
                                                         1,322,444
------------------------------------------------------------------
Airlines--0.5%
    2,500   Alaska Air Group, Inc. (a)                     101,719
    5,900   America West Holdings Corp.                    102,144
    3,300   AMR Corp.                                      179,850
    4,500   Delta Airlines, Inc.                           218,250
    1,350   Southwest Airlines Co.                          20,503
    1,800   UAL Corp. (a)                                  117,562
                                                     -------------
                                                           740,028
------------------------------------------------------------------
Appliances--0.1%
    5,700   Maytag Corp.                                   189,881
------------------------------------------------------------------
Automobiles & Trucks--0.9%
    4,500   Arvin Industries, Inc.                         139,219
   12,900   Ford Motor Co.                                 647,419
    3,600   General Motors Corp.                           226,575
    6,900   PACCAR, Inc.                                   351,037
                                                     -------------
                                                         1,364,250
------------------------------------------------------------------
Advertising
    1,000   Interpublic Group of Companies, Inc.            41,125
------------------------------------------------------------------
Automotive Parts--0.2%
    7,000   TRW, Inc.                                      348,250
------------------------------------------------------------------
Banking--1.7%
    5,994   Bank One Corp.                                 208,666
    4,620   Charter One Financial, Inc.                    106,838
    3,900   Chase Manhattan Corp.                          293,962
    1,400   Dime Bancorp, Inc.                              24,500
    6,200   First Union Corp.                              220,487
      836   Firstar Corp.                            $      21,423
   11,400   Fleet Financial Group, Inc.                    417,525
   13,900   Hibernia Corp.                                 161,587
    3,500   Huntington Bancshares, Inc.                     92,969
   13,600   KeyCorp                                        351,050
    1,500   Pacific Century Financial Corp.                 30,656
    3,900   PNC Bank Corp.                                 205,481
    3,200   Regions Financial Corp.                         96,000
    3,000   Suntrust Banks, Inc.                           197,250
    1,000   U.S. Bancorp                                    30,188
                                                     -------------
                                                         2,458,582
------------------------------------------------------------------
Beverages--0.6%
    2,600   Anheuser-Busch Companies, Inc.                 182,162
    7,900   Coca-Cola Co.                                  379,694
    8,500   PepsiCo, Inc.                                  257,125
                                                     -------------
                                                           818,981
------------------------------------------------------------------
Building & Construction
    1,600   Masco Corp.                                     49,600
------------------------------------------------------------------
Business Services--0.2%
    4,400   Omnicom Group, Inc.                            348,425
------------------------------------------------------------------
Chemicals--0.3%
      500   Air Products & Chemicals, Inc.                  14,531
    1,100   Dow Chemical Co.                               124,987
      100   E.I. Du Pont de Nemours & Co.                    6,088
    1,100   Octel Corp. (a)                                 12,375
      400   Praxair, Inc.                                   18,400
   11,000   Schulman (A.), Inc.                            190,437
      300   Union Carbide Corp.                             17,044
      800   Waters Corp. (a)                                48,450
                                                     -------------
                                                           432,312
------------------------------------------------------------------
Computer Services--0.2%
    2,500   Electronic Data Systems Corp.                  132,344
    2,000   First Data Corp.                                87,750
    1,000   Unisys Corp. (a)                                45,125
                                                     -------------
                                                           265,219

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as         THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999               PRUDENTIAL ACTIVE BALANCED FUND
-------------------------------------------------------------------------------

Shares      Description                             Value (Note 1)
-------------------------------------------------------------------------------
Computer Software & Services--5.5%
      800   Adobe Systems, Inc.                      $      90,800
    6,500   America Online, Inc. (a)                       676,000
    7,200   BMC Software Inc. (a)                          515,250
    6,200   Citrix Systems, Inc. (a)                       384,012
   10,300   Computer Associates International,
              Inc.                                         630,875
      600   Compuware Corp. (a)                             15,638
    2,950   Comverse Technology, Inc. (a)                  278,222
    4,500   DST Systems, Inc. (a)                          255,937
   10,100   EMC Corp.                                      721,519
   30,900   Microsoft Corp. (a)                          2,798,381
   12,400   Oracle Systems Corp. (a)                       564,200
      300   Siebel Systems, Inc. (a)                        19,988
    7,900   Sun Microsystems, Inc. (a)                     734,700
    9,400   Teradyne, Inc. (a)                             331,350
                                                     -------------
                                                         8,016,872
------------------------------------------------------------------
Computer Systems/Peripherals--1.5%
    3,400   Apple Computer, Inc. (a)                       215,262
    4,200   Dell Computer Corp. (a)                        175,613
    4,000   Hewlett-Packard Co.                            368,000
   11,300   International Business Machines Corp.        1,371,537
                                                     -------------
                                                         2,130,412
------------------------------------------------------------------
Cosmetics/Toiletries--0.1%
    3,000   Colgate-Palmolive Co.                          137,250
------------------------------------------------------------------
Distribution/ Wholesalers--0.1%
      900   Costco Wholesale Corp.                          64,800
------------------------------------------------------------------
Diversfied Consumer Products--0.9%
    9,800   Procter & Gamble Co.                           918,750
    1,000   Ralston-Purina Group                            27,812
    5,717   Unilever NV                                    389,471
                                                     -------------
                                                         1,336,033
------------------------------------------------------------------
Diversified Operations--1.6%
   20,300   General Electric Co.                         2,406,819
------------------------------------------------------------------
Diversified Manufacturing--0.5%
    1,000   Corning Inc.                                    68,562
    3,900   Eaton Corp.                                    336,619
    3,800   Harsco Corp.                                   104,975
    1,200   Illinois Tool Works Inc.                 $      89,475
      600   PPG Industries, Inc.                            36,000
      500   Textron, Inc.                                   38,688
    3,400   Trinity Industries, Inc.                       104,975
                                                     -------------
                                                           779,294
------------------------------------------------------------------
Electrical Utilities--1.5%
      200   American Electric Power Co., Inc.                6,825
    5,500   Central & South West Corp.                     116,187
    2,600   Consolidated Edison, Inc.                      107,900
    2,200   Dominion Resources, Inc.                        99,275
    3,300   DTE Energy Co.                                 119,212
    3,400   Duke Energy Corp.                              187,425
   12,400   Entergy Corp.                                  358,825
    7,200   Florida Progress Corp.                         333,000
    7,500   GPU, Inc.                                      244,687
    2,696   PP & L Resources, Inc.                          72,961
   15,000   Public Service Company of New Mexico           273,750
    2,500   Public Service Enterprise Group Inc.            96,563
    6,100   Southern Co.                                   157,075
                                                     -------------
                                                         2,173,685
------------------------------------------------------------------
Electrical Services--0.1%
    5,900   Edison International                           143,444
------------------------------------------------------------------
Electronic Components--1.8%
    2,200   Emerson Electric Co.                           139,012
   18,300   Intel Corp.                                  1,359,919
    5,500   KLA-Tencor Corp. (a)                           357,500
    3,400   Motorola, Inc.                                 299,200
    6,300   Solectron Corp. (a)                            452,419
      700   Xilinx, Inc. (a)                                45,872
                                                     -------------
                                                         2,653,922
------------------------------------------------------------------
Financial Services--4.2%
      500   Allmerica Financial Corp.                       23,813
    5,800   AMBAC Financial Group, Inc.                    274,775
    3,300   American Express Co.                           444,262
    9,060   BankAmerica Corp.                              504,529
    8,600   Bear Stearns Companies, Inc.                   330,563
    7,900   Charles Schwab Corp.                           266,131
   19,425   Citigroup Inc.                                 854,700
    6,800   Countrywide Credit Industries, Inc.            219,300
    5,700   Federal Home Loan Mortgage Corp.               296,400
    7,400   Federal National Mortgage Assoc.               463,887
    3,800   Golden West Financial Corp.                    373,350

------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as         THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999               PRUDENTIAL ACTIVE BALANCED FUND
------------------------------------------------------------------------------

Shares      Description                             Value (Note 1)
------------------------------------------------------------------
Financial Services (cont'd.)
    1,900   Lehman Brothers Holdings, Inc.           $     110,794
    3,900   MBNA Corp.                                      88,969
      700   Merrill Lynch & Co., Inc.                       47,031
    3,600   Morgan (J.P.) & Co., Inc.                      411,300
    4,800   Morgan Stanley, Dean Witter & Co.              428,100
    3,600   PaineWebber Group, Inc.                        130,500
    4,700   Providian Financial Corp.                      372,181
    3,400   SLM Holding Corp.                              146,200
      700   The PMI Group, Inc.                             28,613
    9,300   Wells Fargo Co.                                368,512
                                                     -------------
                                                         6,183,910
------------------------------------------------------------------
Food Distribution
    1,000   SYSCO Corp.                                     35,063
------------------------------------------------------------------
Foods--0.6%
   10,914   Archer-Daniels Midland Co.                     133,014
    6,700   ConAgra, Inc.                                  151,169
    2,700   General Mills, Inc.                            219,037
    1,500   H.J. Heinz Co.                                  64,500
    1,600   Kellogg Co.                                     59,900
      300   Nabisco Group Holdings Corp.                     4,500
    4,200   Sara Lee Corp.                                  98,438
    3,400   Suiza Foods Corp. (a)                          127,500
                                                     -------------
                                                           858,058
------------------------------------------------------------------
Health Care Services--0.1%
      700   American Home Products Corp.                    29,050
    1,900   United Healthcare Corp.                         92,506
                                                     -------------
                                                           121,556
------------------------------------------------------------------
Home Furnishings--0.1%
    4,000   Springs Industries, Inc.                       135,750
------------------------------------------------------------------
Hospital Management
    2,200   Columbia/HCA Healthcare Corp.                   46,613
------------------------------------------------------------------
Hotels & Leisure
      600   Marriott International, Inc.                    19,613
------------------------------------------------------------------
Human Resources--0.1%
    7,000   Kelly Services, Inc.                           210,875
Insurance--1.4%
   14,400   Allstate Corp.                           $     359,100
   10,800   American International Group, Inc.             938,925
    2,000   CIGNA Corp.                                    155,500
    2,700   Hartford Financial Services Group              110,362
    1,200   Marsh & McLennan Cos., Inc.                     82,200
   12,900   Old Republic International Corp.               186,244
    4,000   SAFECO Corp.                                   112,000
    2,600   Torchmark Corp.                                 67,275
                                                     -------------
                                                         2,011,606
------------------------------------------------------------------
Leisure & Tourism--0.1%
    3,200   Carnival Corp.                                 139,200
------------------------------------------------------------------
Machinery & Equipment--0.3%
    2,900   Caterpillar, Inc.                              158,956
      700   Deere & Co.                                     27,081
      600   Dover Corp.                                     24,525
      500   Ingersoll-Rand Co.                              27,469
    8,800   MagneTek, Inc. (a)                              78,650
      700   Rockwell International Corp.                    36,750
    2,400   Tecumseh Products Co.                          120,300
                                                     -------------
                                                           473,731
------------------------------------------------------------------
Measuring & Control Instruments
      500   Honeywell Inc.                                  55,657
      100   Johnson Controls, Inc.                           6,631
                                                     -------------
                                                            62,288
------------------------------------------------------------------
Media & Communications--0.5%
    1,300   Gannett Co., Inc.                               89,944
      600   McGraw-Hill Companies, Inc.                     29,025
    3,800   Time Warner Inc.                               230,850
    5,100   Univision Communications Inc. (a)              415,012
                                                     -------------
                                                           764,831
------------------------------------------------------------------
Medical Products & Services--1.6%
    1,300   Baxter International Inc.                       78,325
    4,700   Johnson & Johnson Co.                          431,812
   13,800   Schering-Plough Corp.                          602,025
    8,500   Tyco International Ltd.                        877,625
    6,100   Warner-Lambert Co.                             404,888
                                                     -------------
                                                         2,394,675

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as    THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999          PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------

Shares      Description                             Value (Note 1)
-------------------------------------------------------------------
Medical Technology--0.6%
    9,600   Abbott Laboratories                      $     352,800
    5,000   Amgen, Inc. (a)                                407,500
      700   Biogen, Inc.(a)                                 55,169
      900   Genzyme Corp.                                   40,556
      500   VISX, Inc. (a)                                  39,547
                                                     -------------
                                                           895,572
------------------------------------------------------------------
Metals Processing--0.1%
    3,100   Precision Castparts Corp.                       94,550
------------------------------------------------------------------
Networking--1.0%
   21,300   Cisco Systems, Inc. (a)                      1,460,381
------------------------------------------------------------------
Office Equipment & Supplies--0.1%
    1,100   Pitney Bowes Inc.                               67,031
------------------------------------------------------------------
Oil & Gas Equipment & Services--0.1%
    3,600   Enron Corp.                                    148,500
------------------------------------------------------------------
Oil & Gas Exploration/Production--1.2%
    2,300   Atlantic Richfield Co.                         203,837
    4,800   Coastal Corp.                                  196,500
    1,000   Kerr-McGee Corp.                                55,063
    2,000   Phillips Petroleum Co.                          97,500
   16,500   Royal Dutch Petroleum Co.                      974,531
    3,100   Texaco, Inc.                                   195,688
    2,800   USX - Marathon Group                            81,900
                                                     -------------
                                                         1,805,019
------------------------------------------------------------------
Oil & Gas Services--1.1%
    3,800   Amerada Hess Corp.                             232,750
    4,400   Chevron Corp.                                  390,500
    8,800   Exxon Corp.                                    668,250
    2,600   Mobil Corp.                                    261,950
                                                     -------------
                                                         1,553,450
------------------------------------------------------------------
Paper & Packaging
      500   Fort James Corp.                                13,344
------------------------------------------------------------------
Paper & Forest Products--0.4%
      100   Champion International Corp.                     5,137
    5,200   Georgia-Pacific Group                          210,600
    1,900   International Paper Co.                         91,319
      800   Weyerhaeuser Co.                                46,100
    3,800   Willamette Industries, Inc.                    163,875
                                                     -------------
                                                           517,031
Pharmaceuticals--1.8%
      900   Allergan, Inc.                           $      99,000
   13,000   Bristol-Myers Squibb Co.                       877,500
      700   Eli Lilly & Co.                                 44,800
   17,000   Merck & Co., Inc.                            1,101,813
   13,900   Pfizer, Inc.                                   499,531
                                                     -------------
                                                         2,622,644
------------------------------------------------------------------
Photography--0.1%
    1,600   Eastman Kodak Co.                              120,700
------------------------------------------------------------------
Precious Metals
      700   Barrick Gold Corp.                              15,225
------------------------------------------------------------------
Printing & Publishing--0.4%
    2,100   Knight-Ridder, Inc.                            115,237
    3,600   Lexmark International Group, Inc. (a)          289,800
      900   New York Times Co.                              33,750
    2,800   Tribune Co.                                    139,300
                                                     -------------
                                                           578,087
------------------------------------------------------------------
Railroads--0.1%
    5,800   Canadian National Railway Co.                  175,813
------------------------------------------------------------------
Retail--3.6%
    7,200   Abercrombie & Fitch Co. (a)                    245,250
    1,800   Bed Bath & Beyond Inc. (a)                      62,888
    2,600   Best Buy Co., Inc. (a)                         161,362
   10,800   Circuit City Stores-Circuit City Group         455,625
    1,700   CVS Corp.                                       69,381
    2,200   Dayton-Hudson Corp.                            132,138
    5,000   Federated Department Stores, Inc. (a)          218,437
   10,975   Gap, Inc.                                      351,200
   12,800   Home Depot, Inc.                               878,400
   16,700   Kmart Corp.(a)                                 195,181
    4,300   Kohl's Corp. (a)                               284,337
    1,300   May Department Stores Co.                       47,369
    6,700   McDonald's Corp.                               288,100
    2,500   Safeway Inc. (a)                                95,156
    1,600   Sears, Roebuck & Co.                            50,200
    1,000   TJX Companies, Inc.                             28,063
      200   Tricon Global Restaurants, Inc. (a)              8,188
   31,700   Wal-Mart Stores, Inc.                        1,507,731
    5,000   Walgreen Co.                                   126,875
      100   Winn-Dixie Stores, Inc.                          2,969
                                                     -------------
                                                         5,208,850

-----------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as          THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999                PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Shares      Description                             Value (Note 1)
---------------------------------------------------------------------
Steel & Metals--0.1%
    5,700   Carpenter Technology Corp.               $     139,650
---------------------------------------------------------------------
Telecommunication Services--2.9%
    8,900   Ameritech Corp.                                597,969
   22,350   AT&T Corp.                                     972,225
    8,500   Bell Atlantic Corp.                            572,156
    4,800   BellSouth Corp.                                216,000
      750   CenturyTel, Inc.                                30,469
      820   Global Crossing Ltd. (a)                        21,730
    8,100   GTE Corp.                                      622,687
    5,875   MCI WorldCom, Inc. (a)                         422,266
   11,600   SBC Communications, Inc.                       592,325
    4,000   Sprint Corp.                                   217,000
                                                     -------------
                                                         4,264,827
---------------------------------------------------------------------
Telecommunications Equipment--1.9%
      400   General Instrument Corp. (a)                    19,250
   13,700   Lucent Technologies, Inc.                      888,787
   15,800   Nortel Networks Corp.                          805,800
    3,000   QUALCOMM, Inc. (a)                             567,563
    7,600   Tellabs, Inc. (a)                              432,725
                                                     -------------
                                                         2,714,125
---------------------------------------------------------------------
Textile-Apparel Manufacturing--0.2%
   25,300   Burlington Industries, Inc. (a)                112,269
   11,300   Unifi, Inc. (a)                                124,300
                                                     -------------
                                                           236,569
---------------------------------------------------------------------
Tobacco--0.6%
   18,800   Philip Morris Co., Inc.                        642,725
    4,100   Universal Corp.                                107,113
    5,900   UST, Inc.                                      178,106
                                                     -------------
                                                           927,944
---------------------------------------------------------------------
Transportation/Trucking/Shipping--0.2%
    2,000   Arnold Industries, Inc.                         25,250
    7,700   Burlington Northern, Inc.                      211,750
    1,200   FDX Corp. (a)                            $      46,500
      100   Kansas City Southern Industries, Inc.            4,644
    1,000   Union Pacific Corp.                             48,062
                                                     -------------
                                                           336,206
            Total common stocks
              (cost $57,888,147)                        65,574,915
                                                     -------------
---------------------------------------------------------------------
Moody's     Principal
Rating      Amount
(Unaudited) (000)
---------------------------------------------------------------------
DEBT OBLIGATIONS--28.6%
CORPORATE BONDS--14.0%
---------------------------------------------------------------------
Aerospace/Defense--1.3%
A1           $    700(d) Boeing Inc., Deb.
                           8.10%, 11/15/2006               739,410
Baa3              700(d) Northrop Grumman Corp.,
                           Deb.
                           7.75%, 3/1/2016                 679,000
Baa1              500(d) Raytheon Co., Note
                           6.30%, 3/15/2005                482,145
                                                      ------------
                                                         1,900,555
---------------------------------------------------------------------
Airlines--0.2%
Baa3              225    Delta Air Lines, Inc.,
                           Deb.
                           9.75%, 5/15/2021                255,460
---------------------------------------------------------------------
Asset Backed Securities--1.6%
Aaa               500    Citibank Credit Card
                           Master Trust I, Class A
                           5.875%, 3/10/2011               459,685
Aaa             1,500(d) Citibank Credit Card
                           Master Trust, Cl. A
                           6.05%, 1/15/2010              1,406,250
Aaa               500(d) MBNA Master Credit Card
                           Trust, Ser. C, Cl. A
                           6.45%, 2/15/2008                494,060
                                                      ------------
                                                         2,359,995
---------------------------------------------------------------------
Automobiles & Trucks--0.1%
A1                150(d) Ford Motor Co., Deb.
                           6.50%, 8/1/2018                 135,130
------------------------------------------------------------------------------

See Notes to Financial Statements.

Portfolio of Investments as         THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999               PRUDENTIAL ACTIVE BALANCED FUND
-------------------------------------------------------------------------------
Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                 Value (Note 1)
---------------------------------------------------------------------
Banking--2.1%
Aa2          $  1,000(d) BankAmerica Corp., MTN
                           7.125%, 5/12/2005          $  1,003,050
Aa3             1,000(d) Chase Manhattan Bank,
                           Sub. Note
                           7.00%, 6/1/2005                 997,300
A1                500(d) Citicorp, Sub. Note
                           7.125%, 9/1/2005                501,600
                         Deutsche Bank, Deb.
A1                160    6.70%, 12/13/2006                 154,640
A1                280(d) 7.50%, 4/25/2009                  281,532
Aa3               150    National Westminster Bank
                           PLC, Sub. Note
                           7.375%, 10/1/2009               149,824
                                                      ------------
                                                         3,087,946
---------------------------------------------------------------------
Beverages--0.1%
A2                100    Coca Cola Enterprises
                           Inc., Note
                           7.125%, 9/30/2009                99,667
---------------------------------------------------------------------
Building & Construction--0.5%
A3                800(d) Hanson Overseas BV, Sr.
                           Note
                           6.75%, 9/15/2005                786,088
---------------------------------------------------------------------
Consulting--0.3%
Baa1              400(d) Comdisco, Inc., Note
                           5.95%, 4/30/2002                387,656
---------------------------------------------------------------------
Financial Services--4.3%
Aa3               750(d) Associates Corp. North
                           America, Sr. Note
                           6.75%, 7/15/2001                754,635
A1                160    BCH Cayman Islands Ltd.,
                           Sub Note
                           7.70%, 7/15/2006                160,758
A2              1,000(d) Bear, Stearns & Co. Inc.,
                           Sr. Note
                           8.75%, 3/15/2004              1,064,270
A1                285(d) Ford Motor Credit Corp.,
                           Deb.
                           7.40%, 11/1/2046                272,460
A2           $    570(d) General Motors Acceptance
                           Corp., Sr. Note
                           6.75%, 2/7/2002            $    573,568
A1                700(d) Goldman, Sachs Group LP,
                           Note
                           7.25%, 10/1/2005                703,157
A3                400(d) Heller Financial Inc.,
                           Note
                           6.00%, 3/19/2004                383,520
A1                400(d) International Lease
                           Finance Corp., Note
                           6.00%, 5/15/2002                395,156
A1                100    Keycorp Capital III,
                           Capital Securities,
                           7.75%, 7/15/2029                 95,399
                            Lehman Brothers Holdings,
                           Inc., Notes
A3                240(d) 6.625%, 4/1/2004                  231,912
A3                130(d) 6.625%, 2/5/2006                  124,595
Aa3               500(d) Merrill Lynch & Co., MTN
                           6.02%, 5/11/2001                497,430
A1                520(d) Santander Finance
                           Issuances, Note
                           6.80%, 7/15/2005                507,848
Baa1              600(d) US West Capital Funding
                           Inc., Note
                           6.125%, 7/15/2002               586,668
                                                      ------------
                                                         6,351,376
---------------------------------------------------------------------
Foreign Government Bonds--0.1%
Aa3               120    Comunidad Autonoma De
                           Andalucia, Note
                           7.25%, 10/1/2029                118,416
---------------------------------------------------------------------
Leisure--0.1%
Baa1              175    Marriott International
                           Inc.,
                           Ser. C, Note
                           7.875%, 9/15/2009               174,661
---------------------------------------------------------------------
Media & Communications--0.7%
Baa3              300(d) News America Holdings,
                           Inc., Deb.
                           9.25%, 2/1/2013                 330,555
Baa3              600(d) Time Warner, Inc., Sr.
                           Note
                           9.125%, 1/15/2013               673,560
                                                      ------------
                                                         1,004,115
-------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as         THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999               PRUDENTIAL ACTIVE BALANCED FUND
-----------------------------------------------------------------------------
Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                 Value (Note 1)
---------------------------------------------------------------------
Medical Products & Services--0.2%
Baa1         $    400(d) Tyco International Group,
                           Note
                           6.375%, 6/15/2005          $    386,508
---------------------------------------------------------------------
Oil & Gas Exploration/Production--0.6%
A2                700(d) Atlantic Richfield Co.,
                           Deb.
                           10.875%, 7/15/2005              837,445
---------------------------------------------------------------------
Oil & Gas Services
Baa1               50    Amerada Hess Corp., Note
                           7.875%, 10/1/2029                49,377
---------------------------------------------------------------------
Railroads
Baa3               50    Union Pacific Corp., Sr.
                           Note
                           7.375%, 9/15/2009                49,775
---------------------------------------------------------------------
Retail--0.4%
A3                565(d) Penney (J.C.) Co., Inc.,
                           MTN
                           7.05%, 5/23/2005                543,728
---------------------------------------------------------------------
Telecommunication Services--0.5%
                         GTE Corp.,
Baa1              220(d) 6.36%, 4/15/2006, Deb.            210,989
Baa1              210(d) 7.51%, 4/1/2009, Note             216,027
Baa1              330(d) Sprint Capital Corp., Note
                           6.875%, 11/15/2028              299,158
                                                      ------------
                                                           726,174
---------------------------------------------------------------------
Utilities--0.9%
A2                300(d) Hydro Quebec, Deb.
                           (Canada)
                           7.50%, 4/1/2016                 301,311
A2              1,000(d) Southern California Edison
                           Co., Note
                           6.50%, 6/1/2001               1,000,170
                                                      ------------
                                                         1,301,481
                         Total corporate bonds
                           (cost $21,457,973)           20,555,553
                                                      ------------
COLLATERALIZED MORTGAGE OBLIGATIONS--0.6%
Aaa          $    400    First Union-Lehman
                           Brothers Bank., Ser.
                           1998
                           6.56%, 11/18/2008          $    382,003
Aaa               500    LB Commercial Conduit
                           Mortgage Trust, Ser. C,
                           Class A
                           6.48%, 1/18/2008                472,856
                                                      ------------
                         Total collateralized
                           mortgage obligations
                           (cost $915,860)                 854,859
                                                      ------------
---------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH OBLIGATIONS--10.8%
Aaa             1,000(c) Federal Home Loan Mortgage
                           Corp.,
                           7.00%, 12/1/2029                983,120
                         Federal National Mortgage
                           Assoc.,
Aaa             2,100(c) 6.50%, 12/1/2014                2,060,625
Aaa             1,000(c) 7.50%, 12/1/2014                1,015,000
Aaa               620    8.50%, 10/1/2024                  641,604
Aaa               132(e) 9.50%, 7/1/2025                       140
Aaa               361    8.50%, 2/1/2028                   373,676
Aaa             4,000(c) 6.50%, 12/1/2029                3,835,000
Aaa             2,000(c) 7.00%, 12/1/2029                1,965,000
Aaa             2,500(c) 7.50%, 12/1/2029                2,507,025
                         Government National
                           Mortgage Assoc.,
Aaa             1,500(c) 7.00%, 12/15/2029               1,471,395
Aaa             1,000(c) 8.00%, 12/15/2029               1,021,870
                                                      ------------
                         Total U.S. government
                           agency mortgage
                           pass-through obligations
                           (cost $15,803,931)           15,874,455
                                                      ------------
---------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--3.2%
                         United States Treasury
                           Bonds,
Aaa                55(d) 5.25%, 11/15/2028                  47,670
Aaa               715    5.25%, 2/15/2029                  625,739
                         United States Treasury
                           Notes,
Aaa               400    6.00%, 8/15/2004                  403,876
Aaa             1,140(d) 7.50%, 2/15/2005                1,218,375
Aaa               890    6.00%, 8/15/2009                  897,227
-------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as          THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
of September 30, 1999                PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
  Moody's      Principal
  Rating       Amount
(Unaudited)    (000)        Description                Value (Note 1)
---------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (cont'd.)
                         United States Treasury
                           Stripped Interest,
NR           $  2,765    Zero Coupon, 2/15/2010       $  1,435,643
                                                      ------------
                         Total U.S. government
                           securities
                           (cost $4,693,178)             4,628,530
                                                      ------------
                         Total debt obligations
                           (cost $42,870,942)           41,913,397
                                                      ------------
                         Total long-term
                           investments
                           (cost $100,759,089)         107,488,312
                                                      ------------
---------------------------------------------------------------------
SHORT-TERM INVESTMENTS--36.6%
---------------------------------------------------------------------
COMMERCIAL PAPER--10.9%
                         Bombardier Capital Inc.,
P-2             3,288    5.80%, 10/1/1999                3,288,000
                         Centric Capital Corp.,
P-1             1,600    5.45%, 10/5/1999                1,599,031
                         Conagra, Inc.,
P-1             3,600    5.49%, 10/29/1999               3,584,628
                         Dayton Hudson Corp., Deb.
P-2             1,000    5.55%, 10/15/1999                 997,841
                         Delaware Funding Corp.,
P-1             2,603    5.40%, 11/15/1999               2,585,430
                         Rohm & Haas Co.,
P-2             4,000    5.60%, 10/6/1999                3,996,889
                                                      ------------
                         Total commercial paper
                           (cost $16,051,819)           16,051,819
                                                      ------------
---------------------------------------------------------------------
CORPORATE BONDS--0.2%
---------------------------------------------------------------------
Health Care Services
A2                365(d) American Home Products
                           Corp., Note
                           7.70%, 2/15/2000
                           (cost $367,534)                 367,745
                                                      ------------
---------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH OBLIGATIONS--3.5%
Aaa             5,106    Federal Home Loan Mortgage
                           Discount Notes
                           5.20%, 10/1/1999
                           (cost $5,106,000)             5,106,000
                                                      ------------

-----------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--0.7%
                         United States Treasury
                           Bills,
             $    100(b) 4.55%, 12/16/1999            $     99,040
                1,000(b) 4.615%, 12/16/1999                990,257
                                                      ------------
                         Total U.S. government
                           securities
                           (cost $1,089,297)             1,089,297
                                                      ------------
---------------------------------------------------------------------
REPURCHASE AGREEMENT--21.3%
               31,201    Joint Repurchase Agreement
                           Account
                           5.22%, 10/1/1999
                           (cost $31,201,000; Note
                           5)                           31,201,000
                                                      ------------
                         Total short-term
                           investments
                           (cost $53,815,650)           53,815,861
                                                      ------------
---------------------------------------------------------------------
Total Investments--109.9%
                         (cost $154,574,739; Note
                           4)                          161,304,173
                         Liabilities in excess of
                           other
                           assets--(9.9%)              (14,561,181)
                                                      ------------
                         Net Assets--100%             $146,742,992
                                                      ============
----------------
(a) Non-income producing security.
(b) All or partial amount of security is segregated as initial margin for financial futures transactions.
(c) Mortgage dollar roll, see Note 1 and Note 4.
(d) All or partial principal amount pledged as collateral for mortgage dollar rolls.
(e) Figures are actual and not rounded to the nearest thousand.
MTN--Medium Term Note.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
-------------------------------------------------------------------------------
See Notes to Financial Statements.

                                      THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Statement of Assets and Liabilities   PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Assets                                                                                                      September 30, 1999
Investments, at value (cost $123,373,739)..............................................................      $   130,103,173
Repurchase agreement (cost $31,201,000)................................................................           31,201,000
Cash...................................................................................................               10,681
Receivable for investments sold........................................................................            9,754,014
Receivable for Series shares sold......................................................................              834,456
Dividends and interest receivable......................................................................              502,037
Due from broker-variation margin.......................................................................              261,660
Other assets...........................................................................................                5,706
                                                                                                             ------------------
    Total assets.......................................................................................          172,672,727
                                                                                                             ------------------
Liabilities
Payable for investments purchased......................................................................           24,759,123
Payable for Series shares reacquired...................................................................              893,055
Accrued expenses.......................................................................................              186,596
Management fee payable.................................................................................               79,004
Distribution fee payable...............................................................................               11,957
                                                                                                             ------------------
    Total liabilities..................................................................................           25,929,735
                                                                                                             ------------------
Net Assets.............................................................................................      $   146,742,992
                                                                                                             ==================

Net assets were comprised of:
   Common stock, at par................................................................................      $        11,066
   Paid-in capital in excess of par....................................................................          130,746,428
                                                                                                             ------------------
                                                                                                                 130,757,494
   Undistributed net investment income.................................................................            2,395,226
   Accumulated net realized gain on investments........................................................            7,135,434
   Net unrealized appreciation on investments..........................................................            6,454,838
                                                                                                             ------------------
Net assets, September 30, 1999.........................................................................      $   146,742,992
                                                                                                             ==================

Class A:
   Net asset value and redemption price per share
      ($10,396,956 / 784,592 shares of common stock issued and outstanding)............................      $         13.25
   Maximum sales charge (5% of offering price).........................................................                  .70
                                                                                                             ------------------
   Maximum offering price to public....................................................................      $         13.95
Class B:
   Net asset value, offering price and redemption price per share
      ($10,979,133 / 833,370 shares of common stock issued and outstanding)............................      $         13.17
Class C:
   Net asset value and redemption price per share
      ($1,116,852 / 84,777 shares of common stock issued and outstanding)..............................      $         13.17
   Sales charge (1% of offering price).................................................................                  .13
                                                                                                             ------------------
   Offering price to public............................................................................      $         13.30
Class Z:
   Net asset value, offering price and redemption price per share
      ($124,250,051 / 9,363,638 shares of common stock issued and outstanding).........................      $         13.27

--------------------------------------------------------------------------------
See Notes to Financial Statements.

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
PRUDENTIAL ACTIVE BALANCED FUND
Statement of Operations
--------------------------------------------------------------------------------
                                                Year Ended
Net Investment Income                       September 30, 1999
Income
   Interest..............................      $  4,361,548
   Dividends (net of foreign withholding
      taxes of $13,694)..................           977,951
                                            ------------------
    Total income.........................         5,339,499
                                            ------------------
Expenses
   Management fee........................           940,298
   Distribution fee--Class A.............            17,294
   Distribution fee--Class B.............            70,178
   Distribution fee--Class C.............             6,737
   Transfer agent's fees and expenses....           260,000
   Reports to shareholders...............           165,000
   Custodian's fees and expenses.........           140,000
   Registration fees.....................           110,000
   Legal fees and expenses...............            25,000
   Audit fee and expenses................            20,000
   Directors' fees and expenses..........             7,500
   Miscellaneous.........................             4,301
                                            ------------------
    Total expenses.......................         1,766,308
                                            ------------------
Net investment income....................         3,573,191
                                            ------------------
Realized and Unrealized Gain on Investments
   Net realized gain on:
   Investment transactions...............         5,565,895
   Financial futures contracts...........         4,358,935
                                            ------------------
                                                  9,924,830
                                            ------------------
Net change in unrealized appreciation (depreciation) on:
   Investments...........................        10,871,412
   Financial futures contracts...........          (988,830)
                                            ------------------
                                                  9,882,582
                                            ------------------
Net gain on investments..................        19,807,412
                                            ------------------
Net Increase in Net Assets
Resulting from Operations................      $ 23,380,603
                                            ==================

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
PRUDENTIAL ACTIVE BALANCED FUND
Statement of Changes in Net Assets
---------------------------------------------------------------------
Increase (Decrease)                   Year Ended September 30,
in Net Assets                           1999            1998
Operations
   Net investment income..........  $  3,573,191    $  5,391,746
   Net realized gain on
      investments.................     9,924,830      26,438,362
   Net change in unrealized
      appreciation (depreciation)
      on investments..............     9,882,582     (28,216,192)
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    23,380,603       3,613,916
                                    ------------    ------------
Dividends and distributions (Note
   1)
   Dividends from net investment
      income
      Class A.....................       (74,318)        (24,889)
      Class B.....................       (52,406)         (4,933)
      Class C.....................        (4,693)           (273)
      Class Z.....................    (4,048,216)     (4,664,569)
                                    ------------    ------------
                                      (4,179,633)     (4,694,664)
                                    ------------    ------------
   Distributions from net realized
      gains
      Class A.....................      (438,657)        (82,174)
      Class B.....................      (480,842)        (24,906)
      Class C.....................       (43,068)         (1,378)
      Class Z.....................   (21,035,473)    (13,860,433)
                                    ------------    ------------
                                     (21,998,040)    (13,968,891)
                                    ------------    ------------
Series share transactions (net of
  share conversion) (Note 6)
  Net proceeds from shares
  sold............................    69,542,543     105,305,809
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions...........    26,157,302      18,663,277
   Cost of shares reacquired......  (114,537,650)   (100,421,933)
                                    ------------    ------------
   Net increase (decrease) in net
      assets from Series share
      transactions................   (18,837,805)     23,547,153
                                    ------------    ------------
Total increase (decrease).........   (21,634,875)      8,497,514
Net Assets
Beginning of year.................   168,377,867     159,880,353
                                    ------------    ------------
End of year(a)....................  $146,742,992    $168,377,867
                                    ============    ============
----------------
(a) Includes undistributed net
    investment income of..........  $  2,395,226    $  3,863,980
                                    ------------    ------------
-------------------------------------------------------------------------------
See Notes to Financial Statements.

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements        PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Prudential Active Balanced Fund (the `Series') is a separately managed series of The Prudential Investment Portfolios, Inc. (the 'Fund'). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company.

The Series' investment objective is to seek income and long-term growth of capital. It invests in a portfolio of equity, fixed-income and money market securities, which is actively managed to capitalize on opportunities created by perceived misvaluation.

---------------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange and NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgement of the Manager and Subadviser, able to produce prices which are representative of market value.

Short-term securities which mature in more than 60 days, for which market quotations are readily available, are valued at current market quotations as provided by an independent pricing agent or principal market maker. Short-term securities which mature in 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless the Board of Directors determines that such variation does not represent fair value.

All securities are valued as of 4:15 p.m., New York time.

In connection with transactions in repurchase agreements, it is the Series' policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Dollar Rolls: The Series enters into mortgage dollar rolls in which the Series sells mortgage securities for delivery in the current month, realizing a gain or loss and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series forgoes principal and interest paid on the securities. The Series is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Series maintains a segregated account, the dollar value of which is at least equal to its obligations in respect of dollar rolls.
--------------------------------------------------------------------------------

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements        PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series will declare and distribute its net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Series accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $862,312, decrease accumulated net realized gain on investments by $4,358,827, and increase paid-in capital by $5,221,139 for redemptions utilized as distributions for federal income tax purposes during the year ended September 30, 1999. Net investment income, net realized gains and net assets were not affected by this change.

---------------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Series. PIFM pays for the service of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .65 of 1% of the Series' average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended September 30, 1999.

PIMS has advised the Series that it received approximately $60,400 and $6,600 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended September 30, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 1999, it received approximately $27,500 and $700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIC, PIFM and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year
--------------------------------------------------------------------------------

                                   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements      PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
ended September 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

--------------------------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended September 30, 1999, the Series incurred fees of approximately $233,400 for the services of PMFS. As of September 30, 1999, approximately $16,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

--------------------------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities other than short-term investments, for the year ended September 30, 1999 were $264,840,951 and $310,274,690, respectively.

The average monthly balance of dollar rolls outstanding during the year ended September 30, 1999 was approximately $15,856,258. The value of dollar rolls outstanding at September 30, 1999 was $14,859,035 (principal $15,100,000), which was 8.6% of total assets.

The cost basis of investments for federal income tax purposes as of September 30, 1999 was $154,670,010 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $6,634,163 (gross unrealized appreciation--$11,505,180, gross unrealized depreciation--$4,871,017).

During the year ended September 30, 1999, the Series entered into financial futures contracts. Details of open contracts at September 30, 1999 are as follows:

                                                       Value at         Value at       Unrealized
 Number of                           Expiration     September 30,         Trade       Appreciation/
 Contracts           Type                Date            1999             Date       (Depreciation)
------------    ----------------    ------------    -------------     ------------   --------------
Long Position:
17               U.S. T-Bond           Dec. 99        $ 1,936,938      $ 1,947,297       $  (10,359)
42               S&P Bond              Dec. 99         13,631,094       13,977,675         (346,581)
155              U.S. T-Note           Dec. 99         16,812,656       16,730,312           82,344
                                                                                     --------------
                                                                                         $ (274,596)
                                                                                     --------------

---------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Series, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government or federal agency obligations. At September 30, 1999, the Series had a 4.9% undivided interest in repurchase agreements in the joint account. The undivided interest for the Series represented $32,201,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefore was as follows:

Warburg Dillon Read LLC, 5.32%, in the principal amount of $190,000,000, repurchase price of $190,028,077, due 10/1/99. The value of the collateral including accrued interest was $193,802,299.

Bear, Stearns & Co. Inc., 5.32%, in the principal amount of $190,000,000, repurchase price of $190,028,077, due 10/1/99. The value of the collateral including accrued interest was $194,200,266.

Morgan (J.P.) Securities, Inc., 5.25%, in the principal amount of $190,000,000, repurchase price $190,027,708, due 10/1/99. The value of the collateral including accrued interest was $193,800,121.

Goldman, Sachs & Co., 4.75%, in the principal amount of $88,875,000, repurchase price $88,886,726, due 10/1/99. The value of the collateral including accrued interest was $90,653,200.

--------------------------------------------------------------------------------
Note 6. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 3 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, each of which offers four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares.
--------------------------------------------------------------------------------

                                    THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Notes to Financial Statements       PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Transactions in shares of common stocks were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended September 30, 1999:
Shares sold........................      806,345    $ 10,710,045
Shares issued in reinvestment of
  dividends and distributions......       41,285         510,287
Shares reacquired..................     (305,438)     (4,105,228)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................      542,192       7,115,104
Shares issued upon conversion
  from Class B.....................          236           3,120
                                      ----------    ------------
Net increase in shares
  outstanding......................      542,428    $  7,118,224
                                      ----------    ------------

Year ended September 30, 1998:
Shares sold........................      324,143    $  4,450,999
Shares issued in reinvestment of
  dividends and distributions......        8,312         107,053
Shares reacquired..................     (159,004)     (2,196,936)
                                      ----------    ------------
Net increase in shares
  outstanding......................      173,451    $  2,361,116
                                      ----------    ------------
Class B
-----------------------------------
Year ended September 30, 1999:
Shares sold........................      652,713    $  8,665,383
Shares issued in reinvestment of
  dividends and distributions......       41,783         516,862
Shares reacquired..................      (90,666)     (1,202,053)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion................      603,830       7,980,192
Shares reacquired upon conversion
  into
  Class A..........................         (236)         (3,120)
                                      ----------    ------------
Net increase in shares
  outstanding......................      603,594    $  7,977,072
                                      ----------    ------------

Year ended September 30, 1998:
Shares sold........................      224,444    $  3,091,278
Shares issued in reinvestment of
  dividends and distributions......        2,309          29,757
Shares reacquired..................      (11,806)       (161,521)
                                      ----------    ------------
Net increase in shares
  outstanding......................      214,947    $  2,959,514
                                      ----------    ------------

Class C                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended September 30, 1999:
Shares sold........................       98,943    $  1,301,393
Shares issued in reinvestment of
  dividends and distributions......        3,860          47,750
Shares reacquired..................      (39,496)       (519,205)
                                      ----------    ------------
Net increase in shares
  outstanding......................       63,307    $    829,938
                                      ----------    ------------

Year ended September 30, 1998:
Shares sold........................       22,836    $    314,699
Shares issued in reinvestment of
  dividends and distributions......          127           1,642
Shares reacquired..................       (1,859)        (25,489)
                                      ----------    ------------
Net increase in shares
  outstanding......................       21,104    $    290,852
                                      ----------    ------------

Class Z
-----------------------------------
Year ended September 30, 1999:
Shares sold........................    3,692,823    $ 48,865,722
Shares issued in reinvestment of
  dividends and distributions......    2,032,131      25,082,403
Shares reacquired..................   (8,515,198)   (108,711,164)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (2,790,244)   $(34,763,039)
                                      ----------    ------------

Year ended September 30, 1998:
Shares sold........................    6,947,226    $ 97,448,833
Shares issued in reinvestment of
  dividends and distributions......    1,437,147      18,524,825
Shares reacquired..................   (7,211,135)    (98,037,987)
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,173,238    $ 17,935,671
                                      ----------    ------------

--------------------------------------------------------------------------------

                                    THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Financial Highlights                PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

                                                   Class A                                  Class B
                                     ------------------------------------     ------------------------------------
                                                             November 7,                              November 7,
                                         Year Ended            1996(a)            Year Ended            1996(a)
                                       September 30,           Through          September 30,           Through
                                     ------------------     September 30,     ------------------     September 30,
                                      1999        1998          1997           1999        1998          1997
                                     -------     ------     -------------     -------     ------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period.........................   $ 13.29     $14.41        $ 13.40        $ 13.22     $14.34        $ 13.40
                                     -------     ------          -----        -------     ------          -----
Income from investment operations:
Net investment income.............       .31        .44            .21(b)         .19        .27            .19(b)
Net realized and unrealized gain
   (loss) on investment
   transactions...................      1.69       (.20)          1.97           1.69       (.14)          1.92
                                     -------     ------          -----        -------     ------          -----
   Total from investment
      operations..................      2.00        .24           2.18           1.88        .13           2.11
                                     -------     ------          -----        -------     ------          -----
Less distributions:
Dividends from net investment
   income.........................      (.30)      (.32)          (.39)          (.19)      (.21)          (.39)
Distributions from net realized
   gains..........................     (1.74)     (1.04)          (.78)         (1.74)     (1.04)          (.78)
                                     -------     ------          -----        -------     ------          -----
   Total distributions............     (2.04)     (1.36)         (1.17)         (1.93)     (1.25)         (1.17)
                                     -------     ------          -----        -------     ------          -----
Net asset value, end of period....   $ 13.25     $13.29        $ 14.41        $ 13.17     $13.22        $ 14.34
                                     -------     ------          -----        -------     ------          -----

TOTAL RETURN(d):..................     16.07%      1.93%         17.48%         15.12%      1.10%         16.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...   $10,397     $3,218        $   990        $10,979     $3,038        $   213
Average net assets (000)..........   $ 6,918     $2,090        $   100        $ 7,018     $1,285        $    71
Ratios to average net assets:
   Expenses, including
      distribution fees...........      1.41%      1.28%          1.31%(c)       2.16%      2.03%          2.06%(c)
   Expenses, excluding
      distribution fees...........      1.16%      1.03%          1.06%(c)       1.16%      1.03%          1.06%(c)
   Net investment income..........      2.29%      2.72%          2.69%(c)       1.54%      1.95%          1.94%(c)
Portfolio turnover rate...........       230%       256%            50%           230%       256%            50%

---------------
(a) Commencement of offering of Class A and B shares.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                    THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Financial Highlights                PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

                                                   Class C                                       Class Z
                                     -----------------------------------     -----------------------------------------------
                                                            November 7,
                                        Year Ended            1996(e)
                                       September 30,          Through                   Year Ended September 30,
                                     -----------------     September 30,     -----------------------------------------------
                                      1999       1998          1997            1999         1998         1997         1996
                                     ------     ------     -------------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period.........................   $13.22     $14.34        $ 13.40        $  13.32     $  14.45     $  13.01     $  12.46
                                     ------     ------          -----        --------     --------     --------     --------
Income from investment operations:
Net investment income.............      .19        .48            .13(b)          .35          .38          .39(b)       .29(a)
Net realized and unrealized gain
   (loss) on investment
   transactions...................     1.69       (.35)          1.98            1.68         (.12)        2.22          .81
                                     ------     ------          -----        --------     --------     --------     --------
   Total from investment
      operations..................     1.88        .13           2.11            2.03          .26         2.61         1.10
                                     ------     ------          -----        --------     --------     --------     --------
Less distributions:
Dividends from net investment
   income.........................     (.19)      (.21)          (.39)           (.34)        (.35)        (.39)        (.37)
Distributions from net realized
   gains..........................    (1.74)     (1.04)          (.78)          (1.74)       (1.04)        (.78)        (.18)
                                     ------     ------          -----        --------     --------     --------     --------
   Total distributions............    (1.93)     (1.25)         (1.17)          (2.08)       (1.39)       (1.17)        (.55)
                                     ------     ------          -----        --------     --------     --------     --------
Net asset value, end of period....   $13.17     $13.22        $ 14.34        $  13.27     $  13.32     $  14.45     $  13.01
                                     ------     ------          -----        --------     --------     --------     --------

TOTAL RETURN(d):..................    15.12%      1.10%         16.91%          16.32%        2.12%       21.34%        9.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...   $1,117     $  284        $     5        $124,250     $161,838     $158,672     $153,588
Average net assets (000)..........   $  674     $  118        $     1        $130,052     $177,443     $154,199     $142,026
Ratios to average net assets:
   Expenses, including
      distribution fees...........     2.16%      2.03%          2.06%(c)        1.16%        1.03%        1.06%        1.00%(a)
   Expenses, excluding
      distribution fees...........     1.16%      1.03%          1.06%(c)        1.16%        1.03%        1.06%        1.00%(a)
   Net investment income..........     1.54%      2.04%          1.94%(c)        2.54%        2.99%        2.94%        3.09%(a)
Portfolio turnover rate...........      230%       256%            50%            230%         256%          50%          51%

                                      1995
                                    --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period.........................  $  10.92
                                    --------
Income from investment operations:
Net investment income.............       .33(a)
Net realized and unrealized gain
   (loss) on investment
   transactions...................      1.54
                                    --------
   Total from investment
      operations..................      1.87
                                    --------
Less distributions:
Dividends from net investment
   income.........................      (.29)
Distributions from net realized
   gains..........................      (.04)
                                    --------
   Total distributions............      (.33)
                                    --------
Net asset value, end of period....  $  12.46
                                    --------

TOTAL RETURN(d):..................     17.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...  $133,352
Average net assets (000)..........  $104,821
Ratios to average net assets:
   Expenses, including
      distribution fees...........      1.00(a)
   Expenses, excluding
      distribution fees...........      1.00(a)
   Net investment income..........      3.53(a)
Portfolio turnover rate...........        30%

---------------

(a) Net of expense subsidy.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(e) Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                     THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Report of Independant Accountants    PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
The Prudential Investment Portfolios, Inc.--Prudential Active Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Investment Portfolios, Inc.--Prudential Active Balanced Fund (the 'Fund,' one of the portfolios constituting The Prudential Investment Portfolios, Inc.) at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the year ended September 30, 1996 were audited by other independent accountants, whose opinion dated November 13, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 17, 1999
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Federal Income Tax Information      THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
(Unaudited)                         PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (September 30, 1999) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended September 30, 1999, dividends paid from net investment income were $.30 per share for Class A shares, $.19 per share for Class B and Class C shares and $.34 per share for Class Z shares, which are taxable as ordinary income. In addition, the Series paid to Class A, B, C and Z shares a short-term capital gain distribution of $.125 per share which is taxable as ordinary income and a long-term capital gain distribution of $1.61 per share which is taxable as such. The Series' utilized redemptions as distributions in the amount of $.068, $.022, and $.323 of ordinary income, short-term capital gains and long-term capital gains, respectively, for each class of shares.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 5.0% of the dividends paid from ordinary income in the fiscal year ended September 30, 1999 qualify for each of these states' tax exclusion.

We also wish to advise you that 17.48% of the dividends paid from ordinary income in the fiscal year ended September 30, 1999 qualified for the corporate dividends received deduction available to corporate taxpayers.

In January 2000, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 1999.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Getting the Most from Your Prudential Mutual Fund How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting the Most from Your Prudential Mutual Fund
Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager, who invests your money for you, reports on successful-- and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Comparing a $10,000 Investment
---------------------------------------------------------
Prudential Active Balanced Fund vs. the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index

Chart A
(GRAPH)

Prudential Active Balanced Fund: $13,205
S&P 500 Index:  $19,049
Lehman Brothers Gov't/Corp. Bond
     Index:     $11,889

Average Annual Total Returns
With Sales Load
Since Inception        10.08%
One Year               10.27%

Without Sales Load
Since Inception        12.05%
One Year               16.07%

Chart B
(GRAPH)

Prudential Active Balanced Fund: $13,308
S&P 500 Index:  $19,049
Lehman Brothers Gov't/Corp. Bond
     Index:     $11,889

Average Annual Total Returns
With Sales Load
Since Inception        10.38%
One Year               10.12%

Without Sales Load
Since Inception        11.23%
One Year               15.12%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These graphs compare a $10,000 investment in The Prudential Investment Portfolios, Inc.: Prudential Active Balanced Fund (Class A, B, C, and Z shares) with similar investments in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and the Lehman Brothers Government/Corporate Bond Index (the Lehman Index) by portraying the initial account values at the commencement of operations of each class, and subsequent account values at the end of each fiscal year (September 30), as measured on a quarterly basis, beginning in 1996 for Class A, B, and C shares, and in 1993 for Class Z shares. For purposes of the graphs, and unless otherwise indicated in the accompanying tables, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on September 30, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A

Chart C
(GRAPH)

Prudential Active Balanced Fund: $13,308
S&P 500 Index: $19,049
Lehman Brothers Gov't/Corp. Bond Index: $11,889

Average Annual Total Returns
With Sales Load
Since Inception        10.85%
One Year               12.97%

Without Sales Load
Since Inception        11.23%
One Year               15.12%


Chart Z
(GRAPH)

Prudential Active Balanced Fund: $20,667
S&P 500 Index: $34,068
Lehman Brothers Gov't/Corp. Bond Index: $15,519

Average Annual Total Returns
Since Inception        11.38%
Five Years             13.10%
One Year               16.32%

shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The Lehman Index is a weighted index comprising of public, fixed-rate, nonconvertible domestic corporate debt that is rated at least investment grade (BBB/Baa or higher) and public obligations of the U.S. Treasury. The S&P 500 Index is a market capitalization-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The Lehman Index and the S&P 500 Index are unmanaged indexes, and both include the reinvestment of all income and dividends, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The Lehman Index and the S&P 500 Index are not the only indexes that may be used to characterize performance of actively balanced funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index. These graphs are furnished to you in accordance with SEC regulations.

Build on the Rock

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class          NASDAQ         Cusip
  A              --         74437E883
  B              --         74437E875
  C              --         74437E867
  Z            PABFX        74437E859

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street, Chicago, IL 60610-4795

Prudential Investments is a unit of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF185E

SEMIANNUAL REPORT    MARCH 31, 2000

Prudential
Active Balanced Fund

Fund Type Stock and bond

Objective Income and long-term growth of capital

(GRAPHIC)


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Investment Goals and Style
Prudential Active Balanced Fund seeks income and long-term growth of capital by investing in a portfolio of equity, fixed-income, and money market securities that is actively managed to take advantage of opportunities created by what we see as market misvaluations. The Fund's investments will be shifted among equity securities, fixed-income securities, and money market instruments to maximize its total investment return. Mark Stumpp and James Scott manage the asset allocation with the aid of a quantitative model. They also manage the stocks, using behavioral finance models to select securities they believe to be underpriced, but maintaining a risk profile like that of the S&P 500 Index. Prudential U.S. Liquidity Team manages the bonds. There can be no assurance that the Fund will achieve its investment objective.


Portfolio Composition
  Expressed as a percentage of
net assets as of 3/31/00
    42.3%  Bonds
     9.2   Cash & Equivalents*
           Equities:
    12.6   Electronic Tech & Services
     7.0   Finance
     5.0   Technology Services
     4.1   Utilities
     3.7   Health Technology
     3.7   Retail Trade
     2.4   Process Industries
     2.0   Energy Materials
     1.9   Consumer Non-Durables
     1.7   Producer Manufacturing
     1.6   Consumer Services
     1.1   Consumer Durables
     0.8   Transportation
     0.3   Commercial Services
     0.3   Health Services
     0.2   Non-Energy Materials
     0.1   Industrial Services

Ten Largest Equity Holdings
  Expressed as a percentage of
  net assets as of 3/31/00

    2.03%  Microsoft Corporation
           Computer Software & Services
    2.01   Cisco
           Computer Software & Services
    1.93   General Electric Co.
           Diversified Operations
    1.82   Intel Corp.
           Electronic Components
    1.04   Oracle Systems Corp.
           Computer Software & Services
    1.02   Wal-Mart Stores, Inc.
           Retail
    0.81   IBM, Corp.
           Computer Systems/Peripherals
    0.77   AT&T Corp.
           Telecommunications Services
    0.74   Exxon Mobile Corp.
           Oil & Gas Exploration/Production
    0.72   Sun Microsystems
           Computer Software & Services

* Primarily collateral for stock
  and bond futures contracts
  used to manage asset allocation.

Source: Prudential
                       www.prudential.com (800) 225-1852

Performance at a Glance

Cumulative Total Returns1  As of 3/31/00
                  Six    One     Five     Since
                 Months  Year    Years  Inception2
Class A          11.72%  12.06%   N/A     55.29%
Class B          11.35   11.26    N/A     51.52
Class C          11.35   11.26    N/A     51.52
Class Z          11.87   12.38   95.74%  131.20
Lipper Balanced
Fund Avg.3       10.51   10.50  105.81     ***


Average Annual Total Returns1  As of 3/31/00
           One     Five      Since
           Year    Years   Inception2
Class A    6.45%    N/A      12.13%
Class B    6.26     N/A      12.58
Class C    9.15     N/A      12.69
Class Z   12.38    14.38%    12.28


Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares.

Class B shares are subject to a declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after\purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, B, and C, 11/7/96; Class Z, 1/4/93.

3 Lipper average returns are for all funds in each share class for the six-month, one-, and five-year periods in the Balanced Fund category. The Lipper average is unmanaged. Balanced funds are funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. ***Lipper Since Inception returns are 57.11% for Class A, B, and C, and 38.09% for Class Z, based on all funds in each share class.

Prudential Active Balanced Fund

Message From the Fund's President            May 16, 2000

Dear Shareholder,

Over the six months ended March 31, 2000, Prudential Active Balanced Fund returned 11.72%, beating the Lipper Balanced Fund Average. The return was 6.13% for those paying an initial Class A share maximum sales charge. This would be considered a strong performance, by historical standards, even for a fund holding only stocks.

The stage for the Fund's outperformance was set by the exceptional volatility of securities markets during this period. U.S. bond markets were roiled by the tension between the Treasury's plans to buy back debt (potentially reducing long-term interest rates) and the strong economy (which kept the Federal Reserve raising short-term rates). The stock markets swung between confidence in the unique growth potential of technology and biotechnology stocks on the one hand, and concern about their very high prices on the other. When markets swing widely, opportunities to buy cheaply and sell high arise for dispassionate investors who emphasize fundamentals. Prudential Active Balanced Fund benefited from volatility among the various asset classes and also from its strong selection within the stock market.

It's important to emphasize that Prudential Active Balanced Fund holds a diversified blend of stocks, bonds, and money market instruments. The word "active" in the name of the Fund refers to the Fund's mandate to manage its exposures to the various securities markets instead of leaving them at a fixed allocation. By doing so, it attempts to allow shareholders to participate in the strong capital appreciation of stocks while trying to reduce the swings in asset value that may accompany that growth.

Sincerely,

John R. Strangfeld, President
The Prudential Investment Portfolios, Inc.--Prudential Active Balanced Fund
www.prudential.com    (800) 225-1852

Investment Adviser's Report

Dear Shareholder,

Stock and bond market volatility rose considerably over the last six months, increasing both risk and opportunity. We underweighted stocks through much of this period, as our quantitative models suggested that stocks were relatively expensive. Normally we would hold approximately 55% to 60% of the portfolio in stocks, but we held that proportion closer to 50% because of the overvalued stock market. Underweighting stocks detracted from our performance in the fourth quarter of 1999, when the Standard & Poor's 500 Composite Stock Price Index (S&P
500) rose by 14.9%, but enhanced our return in the first quarter of 2000, as the stock market rally faltered.

Although, on average, we underweighted stocks over the reporting period, we made small variations in our asset allocation in response to sharp swings in stock prices. These helped our performance. For example, we held approximately 50% of the portfolio in stocks at the end of January, but increased that allocation after prices fell in late February. We increased the allocation to stocks in time to catch the rebound that began in mid-March.

We normally maintain a relatively low allocation to cash. However, in October, we held close to 3% of our assets in money market instruments as a substitute for our bond allocation because bond prices were faltering. By March, the cash allocation had dropped to slightly more than 1%--a more normal level. These moves also helped our performance.

Stock returns were strong
The strong performance of our stock portfolio considerably enhanced our return. We attempt to construct an equity portfolio that will outperform the S&P 500 while maintaining a risk profile that is similar to that of the Index. For example, we normally hold industry, sector, and company size proportions fairly close to those of the S&P 500. We allow a slight additional exposure to industries and other factors only when stocks in these categories overall are more attractive than average on our quantitative measures.

Prudential Active Balanced Fund

Investment Adviser's Report

Although much of our equity outperformance over the last six months was the result of good stock selection within these risk categories, we also benefited from some modest industry focuses: performance was boosted by slight overweights in the electronic equipment, investment banks, and telecommunications equipment industries. The strongest contributors to equity performance were in the technology sector. For example, the portfolio held KLA-Tencor, Teradyne, and Applied Materials, each of which more than doubled in value over the quarter.

Active Asset Allocation

Asset class exposure can have a greater impact on returns over the long term than selection of individual securities. We use quantitative models to determine which market sectors offer the best opportunities. Using companies' earnings expectations and stock prices, we compare the expected returns on stocks with the interest rates on bonds. We try to increase the proportion of the kind of security that offers the best value at any time, monitoring our allocation daily. We implement most of these allocation changes with stock and bond futures contracts because it is quicker and less expensive than trading the actual securities. Our neutral position is 48.5% stocks, 42.3% bonds, and 9.2% cash.

Looking ahead

We expect the U.S. stock market to continue to be unusually volatile. Surprisingly, we view high volatility as an opportunity rather than as a risk, because we tend to be buyers on market panics and sellers into strong rallies. Our strategy of buying on weakness and selling into strength has tended to add value to the Fund.

Prudential Active Balanced Fund Management Team

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                       Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited)

Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  75.6%
Common Stocks  48.5%
-------------------------------------------------------------------------------------
Aerospace/Defense  0.4%
      3,600    General Dynamics Corp.                                 $      179,100
      2,237    Honeywell International, Inc.                                 117,862
      1,600    Lockheed Martin Corp.                                          32,700
      7,500    Raytheon Co.                                                  133,125
      5,500    The Boeing Co.                                                208,656
                                                                      --------------
                                                                             671,443
-------------------------------------------------------------------------------------
Airlines  0.4%
      5,600    America West Holdings Corp.                                    86,800
      2,400    AMR Corp.(a)                                                   76,500
      2,700    Delta Airlines, Inc.                                          143,775
      1,350    Southwest Airlines Co.                                         28,097
      4,900    UAL Corp.(a)                                                  293,387
                                                                      --------------
                                                                             628,559
-------------------------------------------------------------------------------------
Automobiles & Trucks  1.0%
      9,700    Arvin Industries, Inc.                                        219,462
      3,500    Delphi Automotive Systems Corp.                                56,000
     13,300    Ford Motor Co.                                                610,969
      8,100    General Motors Corp.                                          670,781
        400    PACCAR, Inc.                                                   20,000
                                                                      --------------
                                                                           1,577,212
-------------------------------------------------------------------------------------
Advertising
      1,000    Interpublic Group of Companies, Inc.                           47,250
-------------------------------------------------------------------------------------
Automotive Parts  0.2%
      5,200    TRW, Inc.                                                     304,200
-------------------------------------------------------------------------------------
Banking  1.1%
      5,994    Bank One Corp.                                                206,044
      4,300    Chase Manhattan Corp.                                         374,906

See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
     12,900    Dime Bancorp, Inc.                                     $      238,650
      6,200    First Union Corp.                                             230,950
      3,200    Huntington Bancshares, Inc.                                    71,600
     13,600    KeyCorp.                                                      258,400
      2,700    PNC Bank Corp.                                                121,669
      2,900    Regions Financial Corp.                                        66,156
      2,600    Suntrust Banks, Inc.                                          150,150
                                                                      --------------
                                                                           1,718,525
-------------------------------------------------------------------------------------
Beverages  0.6%
      2,600    Anheuser-Busch Companies, Inc.                                161,850
      7,900    Coca-Cola Co.                                                 370,806
     11,600    PepsiCo, Inc.                                                 400,925
                                                                      --------------
                                                                             933,581
-------------------------------------------------------------------------------------
Building & Construction  0.3%
     10,500    Centex Corp.                                                  250,031
     11,500    Pulte Corp.                                                   240,063
                                                                      --------------
                                                                             490,094
-------------------------------------------------------------------------------------
Business Services  0.2%
      2,700    Kelly Services, Inc.                                           64,631
      2,800    Omnicom Group, Inc.                                           261,625
      1,734    Sabre Group Holdings, Inc.(a)                                  64,063
                                                                      --------------
                                                                             390,319
-------------------------------------------------------------------------------------
Chemicals  0.2%
      1,100    Dow Chemical Co.                                              125,400
        400    Praxair, Inc.                                                  16,650
      7,100    Schulman (A.), Inc.                                            94,075
        300    Union Carbide Corp.                                            17,494
                                                                      --------------
                                                                             253,619
-------------------------------------------------------------------------------------
Commercial Services
        600    Paychex, Inc.                                                  31,425

See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
Computer Services  0.9%
      1,900    Automatic Data Processing, Inc.                        $       91,675
      2,500    Electronic Data Systems Corp.                                 160,469
      1,000    Network Appliance, Inc.(a)                                     82,750
      1,000    Unisys Corp.(a)                                                25,500
      3,450    VERITAS Software Corp.(a)                                     451,950
      3,800    Yahoo, Inc.(a)                                                651,225
                                                                      --------------
                                                                           1,463,569
-------------------------------------------------------------------------------------
Computer Software & Services  8.0%
      1,400    Adobe Systems, Inc.                                           155,838
     13,000    America Online, Inc.(a)                                       874,250
     42,600    Cisco Systems, Inc.(a)                                      3,293,512
     10,300    Computer Associates International, Inc.                       609,631
      2,050    Comverse Technology, Inc.(a)                                  387,450
      3,200    DST Systems, Inc.(a)                                          207,800
      5,700    EMC Corp.(a)                                                  712,500
     31,300    Microsoft Corp.(a)                                          3,325,625
     21,800    Oracle Systems Corp.(a)                                     1,701,763
        600    Siebel Systems, Inc.(a)                                        71,663
     12,600    Sun Microsystems, Inc.(a)                                   1,180,659
      6,100    Teradyne, Inc.(a)                                             501,725
                                                                      --------------
                                                                          13,022,416
-------------------------------------------------------------------------------------
Computer Systems/Peripherals  1.8%
      2,500    Apple Computer, Inc.(a)                                       339,531
      4,800    Dell Computer Corp.(a)                                        258,900
      7,300    Hewlett-Packard Co.                                           967,706
     11,300    International Business Machines Corp.                       1,333,400
        100    Seagate Technology, Inc.(a)                                     6,025
                                                                      --------------
                                                                           2,905,562
-------------------------------------------------------------------------------------
Cosmetics/Toiletries  0.2%
      3,000    Colgate-Palmolive Co.                                         169,125
      2,300    Kimberly-Clark Corp.                                          128,800
                                                                      --------------
                                                                             297,925

See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
Distribution/Wholesalers  0.1%
      1,800    Costco Wholesale Corp.                                 $       94,613
-------------------------------------------------------------------------------------
Diversfied Consumer Products  0.3%
      4,500    Procter & Gamble Co.                                          253,125
      5,717    Unilever NV                                                   275,131
                                                                      --------------
                                                                             528,256
-------------------------------------------------------------------------------------
Diversified Operations  1.9%
     20,300    General Electric Co.                                        3,150,306
-------------------------------------------------------------------------------------
Diversified Manufacturing  0.4%
      1,100    Corning, Inc.                                                 213,400
      2,600    Eaton Corp.                                                   202,800
      1,200    Illinois Tool Works, Inc.                                      66,300
      1,400    Minnesota Mining & Manufacturing Co.                          123,987
        500    Textron, Inc.                                                  30,438
      4,200    Trinity Industries, Inc.                                       99,487
                                                                      --------------
                                                                             736,412
-------------------------------------------------------------------------------------
Electrical Utilities  1.5%
        200    American Electric Power Co., Inc.                               5,963
      8,200    Central & South West Corp.                                    139,912
      2,600    Consolidated Edison, Inc.                                      75,400
      5,600    DTE Energy Co.                                                162,400
      3,400    Duke Energy Corp.                                             178,500
      5,900    Edison International                                           97,719
      7,900    Entergy Corp.                                                 159,481
      7,700    FirstEnergy Corp.                                             158,813
      4,200    Florida Progress Corp.                                        192,675
      4,400    FPL Group, Inc.                                               202,675
      9,600    PG&E Corp.                                                    201,600
     15,000    Public Service Company of New Mexico                          236,250
      2,500    Public Service Enterprise Group, Inc.                          74,062
     17,300    Reliant Energy, Inc.                                          405,469
      5,700    Texas Utilities Co.                                           169,219
                                                                      --------------
                                                                           2,460,138

See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
Electronic Components  4.3%
      7,400    Altera Corp.(a)                                        $      660,450
      1,000    Analog Devices, Inc.(a)                                        80,563
      6,300    Atmel Corp.(a)                                                325,238
      2,200    Emerson Electric Co.                                          116,325
     22,600    Intel Corp.                                                 2,981,787
      2,200    Jabil Circuit, Inc.(a)                                         95,150
      6,700    KLA-Tencor Corp.(a)                                           564,475
      1,000    Micron Technology, Inc.(a)                                    126,000
      3,630    Motorola, Inc.                                                516,821
      1,800    Novellus Systems, Inc.(a)                                     101,025
      4,400    Sanmina Corp.(a)                                              297,275
     12,600    Solectron Corp.(a)                                            504,787
      3,400    Texas Instruments, Inc.                                       544,000
      1,400    Xilinx, Inc.(a)                                               115,938
                                                                      --------------
                                                                           7,029,834
-------------------------------------------------------------------------------------
Financial Services  4.5%
      3,900    Allmerica Financial Corp.                                     198,900
      3,300    American Express Co.                                          491,494
      6,000    Astoria Financial Corp.                                       170,250
      9,360    BankAmerica Corp.                                             490,815
     10,430    Bear Stearns Companies, Inc.                                  475,869
      7,900    Charles Schwab Corp.                                          448,819
     19,425    Citigroup, Inc.                                             1,152,145
      2,900    Countrywide Credit Industries, Inc.                            79,025
      5,100    Federal Home Loan Mortgage Corp.                              225,356
      7,400    Federal National Mortgage Association                         417,637
     15,900    Fleet Boston Financial Corp.                                  580,350
      5,000    Golden West Financial Corp.                                   155,937
      2,400    Lehman Brothers Holdings, Inc.                                232,800
      3,900    MBNA Corp.                                                     99,450
        700    Merrill Lynch & Co., Inc.                                      73,500
      9,200    Morgan Stanley, Dean Witter & Co.                             750,375
      9,000    PaineWebber Group, Inc.                                       396,000
      5,400    Providian Financial Corp.                                     467,775
      3,400    SLM Holding Corp.                                             113,263
      9,300    Wells Fargo Co.                                               380,719
                                                                      --------------
                                                                           7,400,479

See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
Food Distribution
      1,000    SYSCO Corp.                                            $       35,688
-------------------------------------------------------------------------------------
Foods  0.6%
     10,914    Archer-Daniels Midland Co.                                    113,233
        500    Bestfoods                                                      23,406
      6,700    ConAgra, Inc.                                                 121,437
      5,400    General Mills, Inc.                                           195,412
      1,500    H.J. Heinz Co.                                                 52,313
     19,800    Ibp, Inc.                                                     311,850
      1,600    Kellogg Co.                                                    41,000
        600    Quaker Oats Co.                                                36,375
      4,200    Sara Lee Corp.                                                 75,600
                                                                      --------------
                                                                             970,626
-------------------------------------------------------------------------------------
Health Care Services  0.1%
      2,200    Columbia/HCA Healthcare Corp.                                  55,688
      1,900    United Healthcare Corp.                                       113,288
                                                                      --------------
                                                                             168,976
-------------------------------------------------------------------------------------
Home Furnishings  0.1%
      2,400    Springs Industries, Inc.                                       91,200
-------------------------------------------------------------------------------------
Insurance  1.4%
        900    Aetna, Inc.                                                    50,119
      6,600    Allstate Corp.                                                157,163
     10,400    American International Group, Inc.                          1,138,800
     25,800    Conseco, Inc.                                                 295,087
      2,200    Hartford Financial Services Group                             116,050
     14,800    Old Republic International Corp.                              203,500
     11,100    St. Paul Companies, Inc.                                      378,787
                                                                      --------------
                                                                           2,339,506
-------------------------------------------------------------------------------------
Leisure  0.1%
      4,400    Carnival Corp.                                                109,175
      2,500    Marriott International, Inc.                                   78,750
                                                                      --------------
                                                                             187,925

See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
Machinery & Equipment  0.6%
      8,600    Applied Materials, Inc.(a)                             $      810,550
        700    Deere & Co.                                                    26,600
        600    Dover Corp.                                                    28,725
        500    Ingersoll-Rand Co.                                             22,125
        700    Rockwell International Corp.                                   29,269
                                                                      --------------
                                                                             917,269
-------------------------------------------------------------------------------------
Measuring & Control Instrument  0.1%
      4,100    Johnson Controls, Inc.                                        221,656
-------------------------------------------------------------------------------------
Media & Entertainment  1.1%
      1,000    Dow Jones & Co., Inc.                                          71,812
      1,400    Gannett Co., Inc.                                              98,525
      1,100    Hispanic Broadcasting Corp.(a)                                124,575
        600    McGraw-Hill Companies, Inc.                                    27,300
     10,700    Time Warner, Inc.                                           1,070,000
     11,200    Walt Disney Co.                                               463,400
                                                                      --------------
                                                                           1,855,612
-------------------------------------------------------------------------------------
Medical Products & Services  1.7%
      1,300    Baxter International, Inc.                                     81,494
      5,900    Cardinal Health, Inc.                                         270,662
      6,700    Johnson & Johnson Co.                                         469,419
        100    Medtronic, Inc.                                                 5,144
     13,800    Schering-Plough Corp.                                         507,150
     17,000    Tyco International, Ltd.                                      847,875
      6,600    Warner-Lambert Co.                                            643,500
                                                                      --------------
                                                                           2,825,244
-------------------------------------------------------------------------------------
Medical Technology  0.6%
      9,600    Abbott Laboratories                                           337,800
      9,900    Amgen, Inc.(a)                                                607,612
        700    Biogen, Inc.(a)                                                48,913
                                                                      --------------
                                                                             994,325
-------------------------------------------------------------------------------------
Metals Processing  0.2%
      8,800    Precision Castparts Corp.                                     321,200

See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                          Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

Shares         Description                                            Value (Note 1)
-------------------------------------------------------------------------------------
Office Equipment & Supplies
      1,100    Pitney Bowes, Inc.                                     $       49,156
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  1.7%
     11,500    Apache Corp.                                                  572,125
      2,300    Atlantic Richfield Co.                                        195,500
      4,800    Coastal Corp.                                                 220,800
     15,532    Exxon Mobil Corp.                                           1,208,584
      7,300    Royal Dutch Petroleum Co.                                     420,206
      3,100    Texaco, Inc.                                                  166,237
      2,800    USX - Marathon Group                                           72,975
                                                                      --------------
                                                                           2,856,427
-------------------------------------------------------------------------------------
Oil & Gas Services  0.4%
      2,500    Amerada Hess Corp.                                            161,562
      4,400    Chevron Corp.                                                 406,725
      1,600    Schlumberger, Ltd.                                            122,400
      1,400    Sempra Energy                                                  23,450
                                                                      --------------
                                                                             714,137
-------------------------------------------------------------------------------------
Paper & Forest Products  0.3%
        100    Champion International Corp.                                    5,325
      1,900    International Paper Co.                                        81,225
     18,100    Louisiana-Pacific Corp.                                       251,137
      3,800    Willamette Industries, Inc.                                   152,475
                                                                      --------------
                                                                             490,162
-------------------------------------------------------------------------------------
Pharmaceuticals  2.0%
      1,800    Allergan, Inc.                                                 90,000
     13,200    Bristol Myers Squibb Co.                                      762,300
      7,300    Eli Lilly & Co.                                               459,900
     16,800    Merck & Co., Inc.                                           1,043,700
     27,300    Pfizer, Inc.                                                  998,156
                                                                      --------------
                                                                           3,354,056

See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.      Prudential Active
                                                         Balanced Fund
       Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.


Shares        Description                                         Value (Note 1)
--------------------------------------------------------------------------------
Photography  0.1%
     1,600    Eastman Kodak Co.                                   $       86,900
--------------------------------------------------------------------------------
Precious Metals
       700    Barrick Gold Corp.                                          10,981
--------------------------------------------------------------------------------
Printing & Publishing  0.2%
     2,100    Knight-Ridder, Inc.                                        106,969
       900    New York Times Co.                                          38,644
     2,800    Tribune Co.                                                102,375
                                                                      ----------
                                                                         247,988
--------------------------------------------------------------------------------
Railroads    0.1%
     3,800    Canadian National Railway Co.                              101,413
--------------------------------------------------------------------------------
Retail  3.9%
     2,400    Abercrombie & Fitch Co.(a)                                  38,400
    10,800    Circuit City Stores-Circut City Group                      657,450
     1,700    CVS Corp.                                                   63,856
     5,000    Federated Department Stores, Inc.(a)                       208,750
    10,475    Gap, Inc.                                                  521,786
    18,300    Home Depot, Inc.                                         1,180,350
    16,700    Kmart Corp.(a)                                             161,781
     4,200    Kohl's Corp.(a)                                            430,500
     1,800    Lowes Companies, Inc.                                      105,075
     1,300    May Department Stores Co.                                   37,050
     7,000    McDonald's Corp.                                           262,937
     2,500    Safeway Inc.(a)                                            113,125
     7,000    Sears, Roebuck & Co.                                       216,125
    11,100    Staples, Inc.(a)                                           222,000
     3,400    Starbucks Corp.                                            152,362
     2,200    Target Corp.                                               164,450
     1,000    TJX Companies, Inc.                                         22,188
     1,800    Tricon Global Restaurants, Inc.(a)                          55,913
    30,000    Wal-Mart Stores, Inc.                                    1,665,000
     5,000    Walgreen Co.                                               128,750
                                                                      ----------
                                                                       6,407,848

See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.      Prudential Active
                                                         Balanced Fund
       Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.


Shares        Description                                         Value (Note 1)
--------------------------------------------------------------------------------
Telecommunication Services  2.4%
     22,350   AT&T Corp.                                          $    1,257,187
      9,400   Bell Atlantic Corp.                                        574,575
      3,400   BellSouth Corp.                                            159,800
        750   CenturyTel, Inc.                                            27,844
      5,400   GTE Corp.                                                  383,400
      8,812   MCI WorldCom, Inc.(a)                                      399,294
     20,912   SBC Communications, Inc.                                   878,304
      4,700   Sprint Corp.                                               296,100
                                                                  --------------
                                                                       3,976,504
--------------------------------------------------------------------------------
Telecommunications Equipment  1.9%
     13,400   ADC Telecommunications, Inc.(a)                            721,925
     12,800   Lucent Technologies, Inc.                                  777,600
      6,900   Nortel Networks Corp.                                      869,400
      4,700   QUALCOMM, Inc.(a)                                          701,769
        900   Tellabs, Inc.(a)                                            56,686
                                                                  --------------
                                                                       3,127,380
--------------------------------------------------------------------------------
Textile-Apparel Manufacturing
        500   Jones Apparel Group, Inc.(a)                                15,938
--------------------------------------------------------------------------------
Tobacco  0.3%
     18,000   Philip Morris Co., Inc.                                    380,250
      4,300   UST, Inc.                                                   67,188
                                                                 ---------------
                                                                         447,438
--------------------------------------------------------------------------------
Transportation/Trucking/Shipping  0.3%
     17,700   Burlington Northern, Inc.                                  391,612
      1,200   Fedex Corp.                                                 46,800
        100   Kansas City Southern Industries, Inc.                        8,594
      1,000   Union Pacific Corp.                                         39,125
                                                                 ---------------
                                                                         486,131
                                                                 ---------------
               Total common stocks (cost $60,103,770)                 79,437,423
                                                                 ---------------

                                      See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.      Prudential Active
                                                         Balanced Fund
       Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.


              Principal
Moody's       Amount
Rating        (000)              Description                      Value (Note 1)
--------------------------------------------------------------------------------
DEBT OBLIGATIONS 27.1%
CORPORATE BONDS  13.7%
--------------------------------------------------------------------------------
Aerospace/Defense 1.1%
                                 Boeing Inc., Deb.,
                                  8.10%, 11/15/06                 $      731,941
A1            $  700(e)
                                 Northrop Grumman Corp., Deb.,
                                  7.75%, 3/1/16                          667,499
Baa3             700(e)
                                 Raytheon Co., Note,
                                  6.30%, 3/15/05                         466,020
Baa2             500(e)
                                                                    ------------
                                                                       1,865,460
--------------------------------------------------------------------------------
Agricultural Products  0.3%
                                 Monsanto Company, Note,
                                  5.75%, 12/1/05                         471,350
A1               500
--------------------------------------------------------------------------------
Airlines  0.1%
                                 Delta Air Lines Inc. Deb., Note,
                                  8.30%, 12/15/29                        213,838
Baa3             230(e)
--------------------------------------------------------------------------------
Asset Backed Securities  1.4%
                                 Citibank Credit Card Master Trust
                                  I,
                                  Class A,
                                  5.875%, 3/10/11                        463,590
Aaa              500(e)
                                 Citibank Credit Card Master Trust,
                                  Cl. A,
                                  6.05%, 1/15/10                       1,382,340
Aaa            1,500(e)
                                 MBNA Master Credit Card Trust, Ser.
                                  C, Cl. A,
                                  6.45%, 2/15/08                         482,810
Aaa              500(e)
                                                                    ------------
                                                                       2,328,740
--------------------------------------------------------------------------------
Banking  2.4%
                                 BankAmerica Corp., MTN,
                                  7.125%, 5/12/05                        981,090
Aa2            1,000(e)
                                 Barclays Bank Plc, Note,
                                  7.40%, 12/15/09                        391,168
Aa3              400(e)
                                 Chemical Bank, Sub. Note,
                                  7.00%, 6/1/05                          979,800
Aa3            1,000(e)

     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.      Prudential Active
                                                         Balanced Fund
       Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.


              Principal
Moody's       Amount
Rating        (000)            Description                        Value (Note 1)
--------------------------------------------------------------------------------

                               Citicorp, Sub. Note,
                                7.125%, 9/1/05                    $      494,440
A1          $  500(e)
                               First Union-Lehman Brothers Bank.,
                                Ser. 98,
                                6.56%, 11/18/08                          381,517
Aaa            400(e)
                               Keycorp Capital III, Capital
                                Securities,
                                7.75%, 7/15/29                            92,138
A1             100(e)
                               National Westminster Bank PLC,
                                Sub. Note
                                7.375%, 10/1/09                          536,387
Aa3            550
                                                                  --------------
                                                                       3,856,540

--------------------------------------------------------------------------------
Building & Construction  0.5%
                               Hanson Overseas BV, Sr. Note,
                                6.75%, 9/15/05                           764,480
A3                   800(e)
--------------------------------------------------------------------------------
Commercial Paper  1.1%
                               Bank One Corp., Note,
                                6.875%, 8/1/06                           478,405
Aa3                  500(e)
                               Bank Tokyo Mitsubishi Ltd
                                Global Sr Sub Note
                                8.40%, 4/15/10                           253,125
A3                   250
                               General Motors Acceptance
                                Corporation, Note,
                                7.75%, 1/19/10                           252,307
A2                   250(e)
                               Hydro-Quebec
                                8.00%, 2/1/13                            315,783
A2                   300
                               PaineWebber Group, Inc.
                                7.625%, 12/1/09                          490,820
Baa1                 500(e)
                                                                  --------------
                                                                       1,790,440

--------------------------------------------------------------------------------
Consulting  0.2%
                               Comdisco, Inc., Note,
                                5.95%, 4/30/02                           385,968
Baa1                 400(e)
--------------------------------------------------------------------------------
Financial Services  3.8%
                               Associates Corporation of North
                                America, Senior Note,
                                5.75%, 11/1/03                           334,047
Aa3                  350

     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

              Principal
Moody's       Amount
Rating        (000)            Description                        Value (Note 1)
--------------------------------------------------------------------------------
                               BCH Cayman Islands Ltd., Sub Note,
                                7.70%, 7/15/06                    $      159,376
A1            $      160
                               Bear, Stearns & Co. Inc., Sr. Note,
                                8.75%, 3/15/04                         1,038,120
A2                 1,000(e)
                               Ford Motor Credit Co.,
                                7.375%, 10/28/09                         783,728
A1                   800(e)
                               Ford Motor Credit Corp., Deb.,
                                7.40%, 11/1/46                           268,920
A1                   285
                               General Motors Acceptance Corp.,
                                Sr. Note,
                                6.75%, 2/7/02                            563,143

A2                   570(e)
                               Goldman, Sachs Group LP, Note,
                                7.25%, 10/1/05                           692,216
A1                   700(e)
                               Heller Financial Inc., Note,
                                6.00%, 3/19/04                           378,272
A3                   400(e)
                               Lehman Brothers Holdings, Inc.,
                                Notes,
A3                   240(e)    6.625%, 4/1/04                            231,000
A3                   130(e)    6.625%, 2/5/06                            124,144

                               Merrill Lynch & Co., MTN,
                                6.02%, 5/11/01                           493,705
Aa3                  500(e)
                               Santander Finance Issuances, Note,
                                6.80%, 7/15/05                           500,453
A1                   520(e)
                               US West Capital Funding Inc., Note,
                                6.125%, 7/15/02                          584,082
Baa1                 600(e)
                                                                  --------------
                                                                       6,151,206
--------------------------------------------------------------------------------
Foreign Government Bonds  0.1%
                               Comunidad Autonoma De Andalucia,
                                Note,
                                7.25%, 10/1/29                           115,764
Aa3                  120
--------------------------------------------------------------------------------
Leisure  0.1%
                               Marriott International Inc., Ser.
                                C, Note,
                                7.875%, 9/15/09                          171,073
Baa1                 175(e)
-------------------------------------------------------------------------------
Media & Entertainment  0.6%
                               News America Holdings, Inc., Deb.,
                                9.25%, 2/1/13                            328,569
Baa3                 300(e)

    See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                         Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

              Principal
Moody's       Amount
Rating        (000)            Description                        Value (Note 1)
--------------------------------------------------------------------------------
                               Time Warner, Inc., Sr. Note,
                                9.125%, 1/15/13                   $      666,792
Baa3          $      600(e)
                                                                  --------------
                                                                         995,361
--------------------------------------------------------------------------------
Medical Products & Services  0.2%
                               Tyco International Group, Note,
                                6.375%, 6/15/05                          375,188
Baa1                 400(e)
--------------------------------------------------------------------------------
Oil & Gas Exploration/Production  0.6%
                               Atlantic Richfield Co., Deb.,
                                10.875%, 7/15/05                         810,173
A2                   700(e)
                               Occidental Petroleum Corporation,
                                  Senior Note,
                                7.65%, 2/15/06                           196,610
Baa3                 200
                                                                  --------------
                                                                       1,006,783
--------------------------------------------------------------------------------
Oil & Gas Services
                               Amerada Hess Corp., Note,
                                7.875%, 10/1/29                           48,478
Baa1                  50(e)
--------------------------------------------------------------------------------
Retail  0.1%
                               Wal Mart Stores Incorporated Note,
                                6.875%, 8/10/09                          145,932
Aa2                  150
--------------------------------------------------------------------------------
Telecommunication Services  0.4%
                               GTE Corp.,
Baa1                 220(e)    6.36%, 4/15/06, Deb.                      207,238
                               7.51%, 4/1/09, Note                       209,078
Baa1                 210(e)
                               Sprint Capital Corp., Note,
                                6.875%, 11/15/28                         295,934
Baa1                 330(e)
                                                                  --------------
                                                                         712,250
--------------------------------------------------------------------------------
Utilities  0.6%
                               Southern California Edison Co.,
                                Note,
                                6.50%, 6/1/01                            992,360
A2                 1,000(e)
                                                                  --------------
                               Total U.S. corporate bonds
                                (cost $23,434,454)                    22,391,211
                                                                  --------------

     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                         Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

              Principal
Moody's       Amount
Rating        (000)            Description                        Value (Note 1)
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS  0.5%
                               Commercial Mortgage Asset Trust
                                Series 1999 C2 Class A1,
                                7.285%, 12/17/07                  $      193,030
Aaa           $      195
                               Federal National Mortgage
                                Association Remic,
                                Series 1993 Cl55K,
                                6.50%, 5/25/08                           580,500
Aaa                  600
                                                                  --------------
                               Total collateralized mortgage
                                obligations (cost $787,156)              773,530
                                                                  --------------
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH OBLIGATIONS  9.5%
                               Federal Home Loan Mortgage Corp.,
                                7.00%, 12/1/99                         1,923,740
Aaa                2,000(c)
                               Federal National Mortgage Assoc.,
Aaa                  558       8.50%, 10/1/24                            569,430
Aaa                    0(d)    9.50%, 7/1/25                                 139
Aaa                  319       8.50%, 2/1/28                             325,236
Aaa                5,600(c)    7.50%, 12/1/99                          5,503,736
Aaa                3,500(c)    6.50%, 12/1/99                          3,281,250
Aaa                1,600(c)    6.50%, 12/1/99                          1,540,496
                               Government National Mortgage
                                Assoc.,
Aaa                1,500(c)    7.00%, 12/15/99                         1,453,125
Aaa                1,000(c)    8.00%, 12/15/99                         1,011,250
                                                                  --------------
                               Total U.S. government agency
                                mortgage pass-through obligations
                                (cost $15,552,052)                    15,608,402
                                                                  --------------
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY STRIPPED SECURITIES  1.4%
                               Federal National Mortgage Assoc.,
                                8.00%, 12/1/23                           440,485
Aaa                  437
                               Federal National Mortgage Assoc.,
                                7.00%, 12/1/99                         1,767,924
Aaa             1,800(c)
                                                                  --------------
                                                                       2,208,409
                                                                  --------------
                               Total U.S. government agency
                                stripped security (cost
                                $2,204,317)                            2,208,409
                                                                  --------------

    See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

              Principal
Moody's       Amount
Rating        (000)            Description                        Value (Note 1)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES  2.0%

                               United States Treasury Notes,
Aaa           $      200(e)    6.00%, 8/15/04                     $      197,282
Aaa                  270(e)    7.50%, 2/15/05                            282,318
Aaa                  351(e)    6.00%, 8/15/09                            346,556
                               United States Treasury Bonds,
                                6.125%, 8/15/29                        1,065,085
Aaa                1,045(e)
                               United States Treasury Notes,
                               6.50%, 2/28/02                            549,741
Aaa                  550
                     132(e)    6.50%, 2/15/10                            136,620
Aaa
                               United States Treasury Stripped
                                Interest,
                                Zero Coupon, 11/15/21                    713,154
Aaa                2,600
                                                                  --------------
                               Total U.S. government securities
                                (cost $3,212,071)                      3,290,756
                                                                  --------------
                               Total debt obligations (cost
                                $45,190,050)                          44,272,308
                                                                  --------------
                               Total long-term investments
                                (cost $105,293,820)                  123,709,731
                                                                  --------------
SHORT-TERM INVESTMENTS  34.1%
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES  3.8%
                               United States Treasury Bills.
                     350(b)    5.63%, 6/22/00                            345,512
                     950(b)    5.6725%, 6/22/00                          937,725
                               Federal Home Loan Bank
                                 Discount Notes,
                                6.05%, 4/3/00                          4,890,356
                   4,892
                                                                  --------------
                               Total U.S. government securities
                                (cost $6,173,593)                      6,173,593
                                                                  --------------

     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Portfolio of Investments as of March 31, 2000 (Unaudited) Cont'd.

              Principal
Moody's       Amount
Rating        (000)            Description                        Value (Note 1)
--------------------------------------------------------------------------------
COMMERCIAL PAPER  11.4%

                             Centric Capital Corp.,
                                6.08%, 5/19/00                    $   3,471,626
P-1           $    3,500
                             Cox Enterprises Inc.,
                                6.20%, 4/26/00                        2,987,083
P-2                3,000
                             General Electric Capital Services
                                Inc.,
                                6.07%, 5/18/00                        3,968,301
P-1                4,000
                             Johnson Controls, Inc.,
                                6.33%, 4/3/00                         3,744,683
P-1                3,746
                             Old Line Funding Corp.,
                                6.05%, 5/15/00                        4,466,725
P-1                4,500
                                                                  -------------
                             Total commercial paper
                                (cost $18,638,418)                   18,638,418
                                                                  -------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT  18.9%
              31,014,000       Joint Repurchase Agreement
                               Account, 6.15%, 4/3/00 (cost
                                $31,014,000, Note 5)                 31,014,000
                                                                  -------------
                               Total short-term investments
                                (cost $55,826,011)                   55,826,011
                                                                  -------------
                               Total Investments  109.7%
                                (cost $161,119,831)                 179,535,742
                               Liabilities in excess of other
                                assets  (9.7%)                      (15,891,444)
                                                                  -------------
                               Net Assets  100%                   $ 163,644,298
                                                                  =============

--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) All or partial amount of security is segregated as collateral for financial futures transactions.
(c) Mortgage dollar roll, see Note 1 and Note 4.
(d) Figures are actual, not rounded to the nearest thousand.
(e) Pledged as collateral for dollar rolls.
MTN--Medium Term Note.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                          Balanced Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                   March 31, 2000
- ----------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $130,105,844)                          $  148,521,743
Repurchase agreement (cost $31,014,000)                                31,014,000
Cash                                                                          312
Dividends and interest receivable                                         578,816
Receivable for Fund shares sold                                           312,258
Receivable for investments sold                                           279,799
Due from broker-variation margin                                          145,988
Other assets                                                                4,770
                                                                   --------------
      Total assets                                                    180,857,686
                                                                   --------------
LIABILITIES
Payable for investments purchased                                      16,746,649
Payable for Fund shares reacquired                                        203,601
Accrued expenses and other liabilities                                    161,343
Management fee payable                                                     87,034
Distribution fee payable                                                   14,761
                                                                   --------------
      Total liabilities                                                17,213,388
                                                                   --------------
NET ASSETS                                                         $  163,644,298
                                                                   ==============
Net assets were comprised of:

   Common stock, at par                                            $       11,873
   Paid-in capital in excess of par                                   141,308,908
                                                                   --------------
                                                                      141,320,781
   Undistributed net investment income                                  1,200,937
   Accumulated net realized gain on investments                           977,217
   Net unrealized appreciation on investments                          20,145,363
                                                                   --------------
Net assets, March 31, 2000                                         $  163,644,298
                                                                   ==============

     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                       Balanced Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                   March 31, 2000
- ----------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($12,840,607 / 932,986 shares of common stock issued and
      outstanding)                                                         $13.76
   Maximum sales charge (5% of offering price)                                .72
                                                                   --------------
   Maximum offering price to public                                        $14.48
                                                                   ==============
Class B:
   Net asset value, offering price and redemption price per
      share
      ($13,221,126 / 961,681 shares of common stock issued and
      outstanding)                                                         $13.75
                                                                   ==============
Class C:
   Net asset value and redemption price per share
      ($1,646,547 / 119,774 shares of common stock issued and
      outstanding)                                                         $13.75
   Sales charge (1% of offering price)                                        .14
                                                                   --------------
   Offering price to public                                                $13.89
                                                                   ==============
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($135,936,018 / 9,858,229 shares of common stock issued
      and outstanding)                                                     $13.79
                                                                   ==============

    See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                         Balanced Fund
             Statement of Operations (Unaudited)

                                                                      Six Months
                                                                        Ended
                                                                  March 31, 2000
- -----------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $   2,546,354
   Dividends (net of foreign withholding taxes of $658)                  446,648
                                                                 -----------------
      Total income                                                     2,993,002
                                                                 -----------------
Expenses
   Management fee                                                        498,745
   Distribution fee--Class A                                              14,200
   Distribution fee--Class B                                              59,787
   Distribution fee--Class C                                               6,860
   Transfer agent's fees and expenses                                    138,000
   Reports to shareholders                                                70,000
   Custodian's fees and expenses                                          69,000
   Registration fees                                                      45,000
   Legal fees and expenses                                                10,000
   Audit fee and expenses                                                 10,000
   Directors' fees and expenses                                            4,000
   Miscellaneous                                                           1,118
                                                                 -----------------
      Total expenses                                                     926,710
                                                                 -----------------
Net investment income                                                  2,066,292
                                                                 -----------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                             1,467,737
   Financial futures contracts                                           (39,379)
                                                                 -----------------
                                                                       1,428,358
                                                                 -----------------
Net change in unrealized appreciation on:
   Investments                                                        11,686,465
   Financial futures contracts                                         2,004,060
                                                                 -----------------
                                                                      13,690,525
                                                                 -----------------
Net gain on investments                                               15,118,883
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  17,185,175
                                                                 =================

     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Statement of Changes in Net Assets (Unaudited)

                                                 Six Months
                                                   Ended             Year Ended
                                               March 31, 2000    September 31, 1999
- -----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                        $  2,066,292        $  3,573,191
   Net realized gain on investments                1,428,358           9,924,830
   Net change in unrealized appreciation on
      investments                                 13,690,525           9,882,582
                                               --------------    ------------------
   Net increase in net assets resulting from
      operations                                  17,185,175          23,380,603
                                               --------------    ------------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                       (218,395)            (74,318)
      Class B                                       (155,300)            (52,406)
      Class C                                        (17,058)             (4,693)
      Class Z                                     (2,869,828)         (4,048,216)
                                               --------------    ------------------
                                                  (3,260,581)         (4,179,633)
                                               --------------    ------------------
Distributions from net realized gains
      Class A                                       (538,187)           (438,657)
      Class B                                       (595,317)           (480,842)
      Class C                                        (65,388)            (43,068)
      Class Z                                     (6,387,683)        (21,035,473)
                                               --------------    ------------------
                                                  (7,586,575)        (21,998,040)
                                               --------------    ------------------
Series share transactions (net of share
   conversion) (Note 6)
   Net proceeds from shares sold                  23,663,309          69,542,543
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                 10,820,733          26,157,302
   Cost of shares reacquired                     (23,920,755)       (114,537,650)
                                               --------------    ------------------
   Net increase (decrease) in net assets
      from Series share transactions              10,563,287         (18,837,805)
                                               --------------    ------------------
      Total increase (decrease)                   16,901,306         (21,634,875)
NET ASSETS
Beginning of period                              146,742,992         168,377,867
                                               --------------    ------------------
End of period(a)                                $163,644,298        $146,742,992
                                               ==============    ==================
- ------------------------------
(a) Includes undistributed net investment
    income of                                   $  1,200,937        $  2,395,226
                                               --------------    ------------------

    See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                         Balanced Fund
             Notes to Financial Statements (Unaudited)

      Prudential Active Balanced Fund (the 'Series') is a separately managed series of The Prudential Investment Portfolios, Inc. (the 'Fund'). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company.

      The Series' investment objective is to seek income and long-term growth of capital. It invests in a portfolio of equity, fixed-income and money market securities, which is actively managed to capitalize on opportunities created by perceived misvaluation.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.
      Securities Valuation: Securities listed on a securities exchange and NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with the Subadviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgement of the Manager and Subadviser, able to produce prices which are representative of market value.

      Short-term securities which mature in more than 60 days, for which market quotations are readily available, are valued at current market quotations as provided by an independent pricing agent or principal market maker. Short-term securities which mature in 60 days or less are valued at cost with interest accrued or discount

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.


amortized to the date of maturity, unless the Board of Directors determines that such variation does not represent fair value.

      All securities are valued as of 4:15 p.m., New York time.

      In connection with transactions in repurchase agreements, it is the Series' policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Dollar Rolls: The Series enters into mortgage dollar rolls in which the Series sells mortgage securities for delivery in the current month, realizing a gain or loss and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series forgoes principal and interest paid on the securities. The Series is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Series maintains a segregated

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

account, the dollar value of which is at least equal to its obligations in respect of dollar rolls.

      Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions: The Series will declare and distribute its net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Taxes: It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Series. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .65 of 1% of the Series' average daily net assets.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                         Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended March 31, 2000.

      PIMS has advised the Series that it received approximately $16,299 and $4,395 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the six months ended March 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the six months ended March 31, 2000, it received approximately $21,244 and $853 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIC, PIFM and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended March 31, 2000.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended March 31, 2000, the Series incurred fees of approximately $133,300 for the services of PMFS. As of March 31, 2000, approximately $19,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                         Balanced Fund

              Notes to Financial Statements (Unaudited) Cont'd.
Note 4. Portfolio Securities
Purchases and sales of investment securities other than short-term investments, for the six months ended March 31, 2000 were $133,343,053 and $130,609,063, respectively.
      The average monthly balance of dollar rolls outstanding during the six months ended March 31, 2000 was approximately $1,149,061. The value of dollar rolls outstanding at March 31, 2000 was $16,481,521 (principal $16,393,687), which was 9.1% of total assets.
      The cost basis of investments for federal income tax purposes as of March 31, 2000 was $161,436,773 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $18,098,969 (gross unrealized appreciation--$24,570,567, gross unrealized depreciation--$6,471,598).
      During the six months ended March 31, 2000, the Series entered into financial futures contracts. Details of open contracts at March 31, 2000 are as follows:

                                                       Value at       Value at         Unrealized
      Number of                         Expiration     March 31,       Trade          Appreciation/
      Contracts           Type              Date        2000           Date          (Depreciation)
-----------------------  -----------    ----------   -----------    -----------     --------------
Long Position:
                       U.S. 10yr
28                     T-Note            Jun. 00    $ 2,746,188    $ 2,676,805         $   69,383
42                     S&P 500           Jun. 00     15,910,650     14,468,475          1,442,175
                       U.S. 5yr
164                    T-Note            Jun. 00     16,154,000     15,936,094            217,906
                                                                                       ----------
                                                                                       $1,729,464
                                                                                       ==========

Note 5. Joint Repurchase Agreement Account
The Series, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government or federal agency obligations. At March 31, 2000, the Series had a 4.7% undivided interest in repurchase agreements in the joint account. The undivided interest for the Series represented $31,014,000 in principal amount. As of such date,

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund

             Notes to Financial Statements (Unaudited) Cont'd.
each repurchase agreement in the joint account and the value of the collateral therefore was as follows:
      Bear, Stearns & Co. Inc., 6.10%, in the principal amount of $120,000,000, repurchase price of $120,061,000, due 4/3/00. The value of the collateral including accrued interest was $123,642,827.
      Credit Suisse First Boston Corp., 6.10%, in the principal amount of $130,000,000, repurchase price of $130,066,083, due 4/3/00. The value of the collateral including accrued interest was $134,450,258.
      Greenwich Capital Markets, Inc., 6.15%, in the principal amount of $100,000,000, repurchase price of $100,051,250, due 4/3/00. The value of the collateral including accrued interest was $102,005,200.
      Goldman, Sachs & Co., 6.09%, in the principal amount of $100,000,000, repurchase price of $100,050,750, due 4/3/00. The value of the collateral including accrued interest was $102,000,425.
      Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.25%, in the principal amount of $207,289,000, repurchase price of $207,396,963, due 4/3/00. The value of the collateral including accrued interest was $211,435,308.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
      There are 3 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, each of which offers four classes, designated

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                         Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.
Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares.
      Transactions in shares of common stocks were as follows:

Class A                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Six months ended March 31, 2000:
Shares sold                                                     196,715    $  2,594,785
Shares issued in reinvestment of dividends and
  distributions                                                  57,495         751,456
Shares reacquired                                              (109,229)     (1,440,019)
                                                             ----------    ------------
Net increase in shares outstanding before conversion            144,981       1,906,222
Shares issued upon conversion from Class B                        3,413          44,738
                                                             ----------    ------------
Net increase in shares outstanding                              148,394    $  1,950,960
                                                             ==========    ============

Year ended September 30, 1999:
Shares sold                                                     806,345    $ 10,710,045
Shares issued in reinvestment of dividends and
  distributions                                                  41,285         510,287
Shares reacquired                                              (305,438)     (4,105,228)
                                                             ----------    ------------
Net increase in shares outstanding before conversion            542,192       7,115,104
Shares issued upon conversion from Class B                          236           3,120
                                                             ----------    ------------
Net increase in shares outstanding                              542,428    $  7,118,224
                                                             ==========    ============

Class B
----------------------------------------------------------
Six months ended March 31, 2000:
Shares sold                                                     262,998    $  3,473,991
Shares issued in reinvestment of dividends and
  distributions                                                  56,023         732,778
Shares reacquired                                              (187,290)     (2,470,666)
                                                             ----------    ------------
Net increase in shares outstanding before conversion            131,731       1,736,103
Shares reacquired upon conversion into Class A                   (3,420)        (44,738)
                                                             ----------    ------------
Net increase in shares outstanding                              128,311    $  1,691,365
                                                             ==========    ============

Year ended September 30, 1999:
Shares sold                                                     652,713    $  8,665,383
Shares issued in reinvestment of dividends and
  distributions                                                  41,783         516,862
Shares reacquired                                               (90,666)     (1,202,053)
                                                             ----------    ------------
Net increase in shares outstanding before conversion            603,830       7,980,192
Shares reacquired upon conversion into Class A                     (236)         (3,120)
                                                             ----------    ------------
Net increase in shares outstanding                              603,594    $  7,977,072
                                                             ==========    ============

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Six months ended March 31, 2000:
Shares sold                                                      51,469    $    679,021
Shares issued in reinvestment of dividends and
  distributions                                                   6,048          79,112
Shares reacquired                                               (22,520)       (297,822)
                                                             ----------    ------------
Net increase in shares outstanding                               34,997    $    460,311
                                                             ==========    ============

Year ended September 30, 1999:
Shares sold                                                      98,943    $  1,301,393
Shares issued in reinvestment of dividends and
  distributions                                                   3,860          47,750
Shares reacquired                                               (39,496)       (519,205)
                                                             ----------    ------------
Net increase in shares outstanding                               63,307    $    829,938
                                                             ==========    ============

Class Z
----------------------------------------------------------
Six months ended March 31, 2000:
Shares sold                                                   1,277,760    $ 16,915,512
Shares issued in reinvestment of dividends and
  distributions                                                 708,293       9,257,387
Shares reacquired                                            (1,491,462)    (19,712,248)
                                                             ----------    ------------
Net increase in shares outstanding                              494,591    $  6,460,651
                                                             ==========    ============
Year ended September 30, 1999:
Shares sold                                                   3,692,823    $ 48,865,722
Shares issued in reinvestment of dividends and
  distributions                                               2,032,131      25,082,403
Shares reacquired                                            (8,515,198)   (108,711,164)
                                                             ----------    ------------
Net decrease in shares outstanding                           (2,790,244)   $(34,763,039)
                                                             ==========    ============

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                         Balanced Fund

             Financial Highlights (Unaudited)

                                                                         Class A
                                                                  ----------------------
                                                                      Six Months Ended
                                                                       March 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  13.25
                                                                      --------
Income from investment operations:
Net investment income                                                      .19
Net realized and unrealized gain (loss) on investment
transactions                                                              2.01
                                                                      --------
   Total from investment operations                                       2.20
                                                                      --------
Less distributions:
Dividends from net investment income                                      (.28)
Distributions from net realized gains                                     (.69)
                                                                      --------
   Total distributions                                                    (.97)
                                                                      --------
Net asset value, end of period                                        $  14.48
                                                                     =========
TOTAL RETURN(d):                                                         11.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 12,841
Average net assets (000)                                              $ 11,360
Ratios to average net assets:
   Expenses, including distribution fees                                  1.35%(c)
   Expenses, excluding distribution fees                                  1.10%(c)
   Net investment income                                                  2.55%(c)
Portfolio turnover rate                                                    112%

------------------------------
(a) Commencement of offering of Class A shares.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                         Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                        Class A
--------------------------------------------------------------------------------
         Year Ended September 30,                         November 7, 1996(a)
------------------------------------------               through September 30,
      1999                      1998                              1997
--------------------------------------------------------------------------------
    $  13.29                   $14.41                            $13.40
         .31                      .44                               .21(b)
        1.69                     (.20)                             1.97
    --------                  -------                           -------
        2.00                      .24                              2.18
    --------                  -------                           -------
        (.30)                    (.32)                             (.39)
       (1.74)                   (1.04)                             (.78)
    --------                  -------                           -------
       (2.04)                   (1.36)                            (1.17)
    --------                  -------                           -------
    $  13.25                   $13.29                            $14.41
    ========                  =======                           =======
       16.07%                    1.93%                            17.48%
    $ 10,397                   $3,218                            $  990
    $  6,918                   $2,090                            $  100
        1.41%                    1.28%                             1.31%(c)
        1.16%                    1.03%                             1.06%(c)
        2.29%                    2.72%                             2.69%(c)
         230%                     256%                               50%

    See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                         Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                         Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2000
- ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  13.17
                                                                      --------
Income from investment operations:
Net investment income                                                      .13
Net realized and unrealized gain (loss) on investment
transactions                                                              1.32
                                                                      --------
   Total from investment operations                                       1.45
                                                                      --------
Less distributions:
Dividends from net investment income                                      (.18)
Distributions from net realized gains                                     (.69)
                                                                      --------
   Total distributions                                                    (.87)
                                                                      --------
Net asset value, end of period                                        $  13.75
                                                                      ========

TOTAL RETURN(d):                                                         11.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 13,221
Average net assets (000)                                              $ 11,957
Ratios to average net assets:
   Expenses, including distribution fees                                  2.10%(c)
   Expenses, excluding distribution fees                                  1.10%(c)
   Net investment income                                                  1.80%(c)
Portfolio turnover rate                                                    112%

------------------------------
(a) Commencement of offering of Class A shares.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                         Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                        Class B
---------------------------------------------------------------------------------------
         Year Ended September 30,                         November 7, 1996(a)
------------------------------------------               through September 30,
      1999                      1998                              1997
---------------------------------------------------------------------------------------
    $  13.22                   $14.34                            $13.40
    --------                  -------                           -------
         .19                      .27                               .19(b)
        1.69                     (.14)                             1.92
    --------                  -------                           -------
        1.88                      .13                              2.11
    --------                  -------                           -------
        (.19)                    (.21)                             (.39)
       (1.74)                   (1.04)                             (.78)
    --------                  -------                           -------
       (1.93)                   (1.25)                            (1.17)
    --------                  -------                           -------
    $  13.17                   $13.22                            $14.34
    ========                  =======                           =======
       15.12%                    1.10%                            16.91%
    $ 10,979                   $3,038                            $  213
    $  7,018                   $1,285                            $   71
        2.16%                    2.03%                             2.06%(c)
        1.16%                    1.03%                             1.06%(c)
        1.54%                    1.95%                             1.94%(c)
         230%                     256%                               50%

    See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                         Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                         Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  13.17
                                                                      --------
Income from investment operations:
Net investment income                                                      .14
Net realized and unrealized gain (loss) on investment
transactions                                                              1.45
                                                                      --------
   Total from investment operations                                       1.59
                                                                      --------
Less distributions:
Dividends from net investment income                                      (.18)
Distributions from net realized gains                                     (.69)
                                                                      --------
   Total distributions                                                    (.87)
                                                                      --------
Net asset value, end of period                                        $  13.89
                                                                      ========

TOTAL RETURN(d):                                                         11.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $  1,647
Average net assets (000)                                              $  1,372
Ratios to average net assets:
   Expenses, including distribution fees                                  2.10%(c)
   Expenses, excluding distribution fees                                  1.10%(c)
   Net investment income                                                  1.81%(c)
Portfolio turnover rate                                                    112%

------------------------------
(a) Commencement of offering of Class C shares.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                          Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                        Class C
---------------------------------------------------------------------------------------
         Year Ended September 30,                         November 7, 1996(a)
------------------------------------------               through September 30,
      1999                      1998                              1997
---------------------------------------------------------------------------------------
    $  13.22                   $14.34                            $13.40
    --------                  -------                           -------
         .19                      .48                               .13(b)
        1.69                     (.35)                             1.98
    --------                  -------                           -------
        1.88                      .13                              2.11
    --------                  -------                           -------
        (.19)                    (.21)                             (.39)
       (1.74)                   (1.04)                             (.78)
    --------                  -------                           -------
       (1.93)                   (1.25)                            (1.17)
    --------                  -------                           -------
    $  13.17                   $13.22                            $14.34
    ========                  =======                           =======
       15.12%                    1.10%                            16.91%
    $  1,117                   $  284                            $    5
    $    674                   $  118                            $    1
        2.16%                    2.03%                             2.06%(c)
        1.16%                    1.03%                             1.06%(c)
        1.54%                    2.04%                             1.94%(c)
         230%                     256%                               50%

    See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                         Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2000
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  13.27
                                                                  ----------------
Income from investment operations:
Net investment income                                                      .19
Net realized and unrealized gain (loss) on investment
transactions                                                              1.33
                                                                  ----------------
   Total from investment operations                                       1.52
                                                                  ----------------
Less distributions:
Dividends from net investment income                                      (.31)
Distributions from net realized gains                                     (.69)
                                                                  ----------------
   Total distributions                                                   (1.00)
                                                                  ----------------
Net asset value, end of period                                        $  13.79
                                                                  ================

TOTAL RETURN(d):                                                         11.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $135,936
Average net assets (000)                                              $128,771
Ratios to average net assets:
   Expenses, including distribution fees                                  1.10%(c)
   Expenses, excluding distribution fees                                  1.10%(c)
   Net investment income                                                  2.80%(c)
Portfolio turnover rate                                                    112%

--------------------------------
(a) Net of expense subsidy.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.     Prudential Active
                                                        Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class Z
------------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
------------------------------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996                 1995
------------------------------------------------------------------------------------------------------------
    $  13.32             $  14.45             $  13.01             $  12.46             $  10.92
------------------     ----------------     ----------------     ----------------     ----------------
         .35                  .38                  .39(b)               .29(a)               .33(a)
        1.68                 (.12)                2.22                  .81                 1.54
------------------     ----------------     ----------------     ----------------     ----------------
        2.03                  .26                 2.61                 1.10                 1.87
------------------     ----------------     ----------------     ----------------     ----------------
        (.34)                (.35)                (.39)                (.37)                (.29)
       (1.74)               (1.04)                (.78)                (.18)                (.04)
------------------     ----------------     ----------------     ----------------     ----------------
       (2.08)               (1.39)               (1.17)                (.55)                (.33)
------------------     ----------------     ----------------     ----------------     ----------------
    $  13.27             $  13.32             $  14.45             $  13.01             $  12.46
------------------     ----------------     ----------------     ----------------     ----------------
       16.32%                2.12%               21.34%                9.11%               17.66%
    $124,250             $161,838             $158,672             $153,588             $133,352
    $130,052             $177,443             $154,199             $142,026             $104,821
        1.16%                1.03%                1.06%                1.00%(a)             1.00%(a)
        1.16%                1.03%                1.06%                1.00%(a)             1.00%(a)
        2.54%                2.99%                2.94%                3.09%(a)             3.53%(a)
         230%                 256%                  50%                  51%                  30%

    See Notes to Financial Statements

Prudential Active Balanced Fund

Prudential Mutual Fund Family

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
  Small Capitalization Growth Fund
  Small Capitalization Value Fund

Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

GLOBAL FUNDS
Global Stock Funds
Prudential Developing Markets Fund
  Prudential Developing Markets Equity Fund
  Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Global Utility Fund, Inc.
Target Funds
  International Equity Fund

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

www.prudential.com      (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
Target Funds
  Total Return Bond Fund

Tax-Exempt Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  Massachusetts Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.
MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series

Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

Prudential Active Balanced Fund

Getting the Most From Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:
There's No Reward Without Risk; but Is This Risk Worth It?

Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!
Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.
Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

www.prudential.com            (800) 225-1852

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols    NASDAQ    CUSIP
     Class A      --    74437E883
     Class B      --    74437E875
     Class C      --    74437E867
     Class Z    PABFX   74437E859

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of March 31, 2000, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)

BULK RATE
U.S. POSTAGE
PAID
Permit 6807
New York, NY

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852


MF185E2  74437E883  74437E875  74437E867  74437E859

(LOGO) Printed on Recycled Paper

A Message from the Fund's President                  September 17, 1999
(PHOTO)
Dear Shareholder,
Your Prudential Balanced Fund's return of 10.37% (Class A shares) was slightly ahead of the Lipper Average for the 12 months ending July 31, 1999, supported by the very strong performance of its growth stock holdings over that period. Not only does the Fund invest in stocks, bonds and money market instruments, its stock component includes both value and growth stock investment styles. This further diversification helps reduce the potential volatility of its returns--a prime objective for balanced funds--while helping its overall performance.

Tapping our combined strengths
Prudential Balanced Fund is one of several mutual funds we offer that combine the expertise of portfolio managers who have different investment styles or specialize in different areas of the financial markets. We do this to make it easier for investors to have a properly diversified portfolio and achieve more consistent returns over time. With value and growth styles vying in 1999 for superior returns, it has become increasingly important to have a well-diversified asset allocation strategy. Moreover, bonds keep their value better in a steep bear market such as we saw in August 1998.

Our newly reorganized Fixed Income Group illustrates how important we believe it is to have investment specialists. Earlier in the year, we integrated Prudential's retail and institutional portfolio managers. This integrated group now invests approximately $135 billion in assets, making it one of the three largest fixed-income money managers in the country. To utilize these integrated resources more effectively, the group has been organized into teams, each specializing in a different sector of the fixed-income market. The Corporate Sector team will now be responsible for the day-to-day management of the bond portion of your Prudential Balanced Fund.

Sticking with your asset allocation strategy
A well-diversified asset allocation strategy helps lessen the effects of market volatility, provided the strategy remains in place. Therefore, while it is a good practice to rebalance holdings, when necessary, to keep your asset allocation consistent with your long-term objectives and risk tolerance, investors should avoid making rash decisions. Generally speaking, long-term investment success comes from maintaining an established strategy during both market highs and market lows.

Thank you for your continued confidence in Prudential mutual funds. I firmly believe that combining resources, when appropriate, will help us deliver quality service and performance to all our shareholders.

Sincerely,

John R. Strangfeld
President
Prudential Balanced Fund

Portfolio Managers' Report
(PHOTOS)
Warren Spitz; Jeff Rose, CFA; and
Steven Kellner, Team Leader of the
Corporate Sector Team--
Fund Managers

Investment Goals and Style
The Balanced Fund invests in a diversified portfolio of stocks, bonds and money market instruments, with a target range of 50% to 60% for stocks, 30% to 40% for bonds, and 5% to 15% for cash. It buys stocks and bonds primarily of larger, more mature companies, but also some smaller, faster-growing companies. It may invest up to 25% of its assets in bonds rated below investment grade, commonly known as junk bonds. These are subject to greater credit risk, but also may provide greater returns. The Fund's objective is to achieve a high total investment return consistent with moderate risk. There can be no assurance that the Fund's investment objective will be achieved.

Performance Review
Market trends and asset allocation
Our reporting period included a financial crisis in August 1998, when a Russian currency devaluation and debt default prompted a steep drop in both stock and bond markets. Our bonds helped stabilize our return during that period, although they held back our performance over the full 12 months because stock markets rebounded sharply. The impact was mitigated by our low bond allocation compared with our normal target. Investor confidence was hit again in January, when Brazil devalued its currency and its economy slowed. Growth stocks held up better than value stocks, and recovered more rapidly through these uncertainties. To maintain our balanced strategy, we shifted funds from the rising growth-stock portfolio to the less-expensive value stocks. In April 1999, investors regained their confidence in global growth, and our value stocks moved ahead swiftly. Then we rebalanced by shifting funds from value to growth. Rebalancing moves such as these increase the likelihood we will buy low and sell high.

Growth stocks
Technology companies led the market by a large margin. Although Internet-related companies were very popular--more than was justified by their earning prospects, we think--we achieved strong returns without taking on the risk of new companies with expensive stocks. Our technology holdings focused on firms with established businesses in the computing industry, but whose markets are growing enormously with the rise of the Internet and with new types of telecommunications service. We had substantial holdings in several companies with exceptionally high stock returns, including JDS Uniphase (up 262%), EMC (147%), Oracle (115%), Cisco (95%), and Intel (64%). One of our largest growth holdings was in the related telecommunications services industry--MCI WorldCom (up 56%). In a rapidly changing and bitterly competitive industry, we believe it to be the most likely winner.

We also benefited from our selection of financial companies. This was not an exceptional year for the industry, but our holdings performed very well, particularly two banks that focused on their credit card businesses. We took some profits on our MBNA (up 29%) and Providian (74%) shares, but they remained among our larger holdings on July 31, 1999.

Pharmaceuticals, including our drug holdings, were the weak growth sector in the stock market. They had become expensive and suffered when investors moved to cheaper stocks, but our comparative performance benefited because we held less than a benchmark weight in drug companies.

Value stocks
Although value stocks picked up strongly in April and May 1999, through most of our reporting period they continued to suffer from uncertainty about global economic growth. Investors preferred companies with established growth records, and value stocks trailed.

Industrials were the best-performing value stocks. We did particularly well with our substantial holdings in Alcoa (up 76%). It is the dominant aluminum producer, and both the economic recovery in Asia and the trend to lighter metals in cars suggest that demand will surge. The consolidation of three of its competitors in August 1999 will help prevent the construction of new capacity. Among chemicals, our largest holding was Dow Chemical (up 42%). In August, after the end of our reporting period, Dow announced the purchase of Union Carbide for $9.3 billion in stock. This strengthens Dow in a period of industry consolidation. Geon (up 39%) was also among our largest holdings.

Our consumer-related stocks had mixed results. Of our retailers, Sears Roebuck and Kmart had negative returns over our reporting period, but our substantial holding in Limited returned about 73%. We had two home builders, including a very substantial commitment to Hanson PLC (up 80%). Although our auto stocks lagged the market, Ford spun off to its shareholders its financial subsidiary Associates First Capital (which we sold) and General Motors spun off Delphi Automotive Systems. Both Delphi and GM may benefit from Delphi's increased entrepreneurial efforts. Our tobacco companies--Nabisco Group, Philip Morris, and RJ Reynolds--also happen to be expanding food companies, but their stock prices have been dominated by tobacco-related legal problems. They hurt our performance.

Performance at a Glance


Cumulative Total Returns1                                 As of 7/31/99

                                 One      Five        Ten           Since
                                 Year     Years      Years        Inception2


Class A                         10.37%    78.44%       N/A         181.99%
Class B                          9.44     71.77       162.93%      190.21
Class C                          9.44     71.30        N/A          71.30
Class Z                         10.63      N/A         N/A          48.97
Lipper Balanced Fund Avg.3       9.57    103.64       201.30         ***



Average Annual Total Returns1                                  As of 6/30/99

                                 One      Five         Ten          Since
                                 Year     Years       Years       Inception2

Class A                          4.04%    12.05%       N/A          11.27%
Class B                          3.68     12.23        10.80%        9.68
Class C                          6.59      N/A         N/A          11.89
Class Z                          9.78      N/A         N/A          13.46



Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B, 9/15/87; Class C, 8/1/94; Class Z, 3/1/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Balanced Fund category.

*** Lipper Since Inception returns are 211.61% for Class A, 253.09% for Class B, 103.90% for Class C, and 57.83% for Class Z, based on all funds in each share class.
-------------------------------------------------------------------------------

Review Cont'd.
We have a large commitment to hospital management companies and HMOs because we believe the aging U.S. population means larger markets for their services. However, the healthcare sector is currently going through growing pains centered on government reimbursements. It was strongly out of favor, and our holdings--focused on Columbia HCA Healthcare and HCR Manor Care-- depressed our return. We consider the current low prices a buying opportunity for our value strategy. We added Tenet Healthcare and Humana, among others.

We also had a substantial investment in financial companies--including our real estate holdings--which reduced our return. Financials were hurt by the uncertainty in the markets and may recover with the global economy.

Bonds
The bond market also had a "flight to quality" in 1998. Our bond holdings suffered because our corporate bonds fell more than most. Although we made up some ground when corporates bounced back in 1999, we finished behind our benchmark.

Looking Ahead
The U.S. economy is growing robustly, and corporate earnings are generally increasing. However, growth requires capital investment, and this is the kind of environment that pushes up interest rates. When interest rates rise, stocks suffer if their profit projections are based on heavy investment for growth or if their share prices are based on the assumption that profits will grow rapidly for a long time. Investors are willing to pay more for future earnings when interest rates are low. Technology stocks often fit this description, so they tend to suffer along with bond prices. We would be looking for buying opportunities in technology should rising interest rates bring down share prices. Our value stock holdings still are priced below growth stocks with comparable profit potential. We see no need to change their composition until that gap is closed.

We have invested less in bonds than our normal position. This would shelter our return should interest rates rise. If they do, we may increase our bond holdings afterward. We also would increase them if stock prices rise significantly or if the anticipated global upturn is delayed or aborted because these events would threaten stock returns. We have a focus on corporate bonds, which we believe to be good value in today's environment of rising profits: the extra yield on corporate bonds comes with very little additional credit risk.

Five Largest Value Holdings
Expressed as a percentage of net assets as of 7/31/99

Alcoa, Inc.                     2.0%
Metals--Nonferrous
Dow Chemical Co.                1.4
Chemicals
Hanson PLC ADR                  1.3
Construction
McDermott International         1.2
Oil & Gas Equipment & Svcs.
Geon Co.                        1.2
Chemicals

Five Largest Growth Holdings
Expressed as a percentage of net assets as of 7/31/99

Tyco International Ltd.         1.3%
Diversified Conglomerate
JDS Uniphase Corp.              1.2
Electrical Equipment
MCI WorldCom, Inc.              1.0
Telecommunications
Cisco Systems, Inc.             1.0
Networking
Enron Corp.                     1.0
Oil & Gas Equipment & Svcs.

Portfolio Composition
Expressed as a percentage of net assets as of 7/31/99

Stocks...                      62.2%
Bonds                          29.3
Cash & Equivalents              8.5
-------------------------------------------------------------------------------

Portfolio of Investments as of July 31, 1999          PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------


Shares     Description                               Value (Note1)

-----------------------------------------------------------------
LONG-TERM INVESTMENTS--91.0%
COMMON STOCKS--62.2%
-----------------------------------------------------------------
Advertising--1.1%
 127,800   Interpublic Group of Companies, Inc.     $   5,367,600
 143,300   Young & Rubicam Inc.                         6,493,281
                                                    -------------
                                                       11,860,881
-----------------------------------------------------------------
Airlines--1.1%
 144,100   AMR Corp.(a)                                 9,348,487
  65,300   USAirways Group, Inc.(a)                     2,326,313
                                                    -------------
                                                       11,674,800
-----------------------------------------------------------------
Automobiles--1.6%
 117,909   Delphi Automotive Systems Corp.              2,122,362
 100,600   Ford Motor Co.                               4,891,675
 168,700   General Motors Corp.                        10,280,156
                                                    -------------
                                                       17,294,193
-----------------------------------------------------------------
Banks--1.2%
  59,500   Bank One Corp.                               3,246,469
  93,600   Chase Manhattan Corp.                        7,195,500
  75,900   Wells Fargo Co.                              2,960,100
                                                    -------------
                                                       13,402,069
-----------------------------------------------------------------
Beverages--1.2%
  90,800   Coca-Cola Enterprises, Inc.                  2,650,225
 232,700   PepsiCo, Inc.                                9,104,388
  58,400   The Pepsi Bottling Group, Inc.               1,379,700
                                                    -------------
                                                       13,134,313
-----------------------------------------------------------------
Chemicals--3.0%
 401,600   Agrium, Inc. (Canada)                        3,572,622
 120,700   Dow Chemical Co.                            14,966,800
 429,300   Geon Co.                                    13,147,312
  84,000   Lyondell Chemical Co.                        1,533,000
                                                    -------------
                                                       33,219,734
Computer Software & Services--3.0%
  35,000   America Online, Inc.(a)                  $   3,329,375
  86,400   BMC Software, Inc.(a)                        4,654,800
 132,800   EMC Corp.(a)                                 8,042,700
 106,800   Microsoft Corp.(a)                           9,164,775
 194,850   Oracle Corp.(a)                              7,416,478
                                                    -------------
                                                       32,608,128
-----------------------------------------------------------------
Construction--2.1%
 330,100   Hanson PLC (ADR) (United Kindgom)           14,854,500
 228,100   U.S. Home Corp.(a)                           7,840,937
                                                    -------------
                                                       22,695,437
-----------------------------------------------------------------
Consulting
  21,249   Gartner Group, Inc.(a)                         459,502
-----------------------------------------------------------------
Diversfied Consumer Products--2.2%
 127,400   Avon Products, Inc.                          5,796,700
  73,200   Colgate-Palmolive Co.                        3,614,250
  64,700   Gillette Co.                                 2,834,669
  69,700   Illinois Tool Works, Inc.                    5,179,581
  72,200   Procter & Gamble Co.                         6,534,100
                                                    -------------
                                                       23,959,300
-----------------------------------------------------------------
Diversified Operations--2.8%
  81,950   General Electric Co.                         8,932,550
 141,000   JDS Uniphase Corp.(a)                       12,742,875
 366,500   Nabisco Group Holdings Corp.                 6,871,875
 126,500   Tomkins PLC (ADR) (United Kingdom)           2,284,906
                                                    -------------
                                                       30,832,206
-----------------------------------------------------------------
Electrical Services--1.2%
 110,000   AES Corp.(a)                                 6,600,000
 154,500   Texas Utilities Co.                          6,556,594
                                                    -------------
                                                       13,156,594


--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of July 31, 1999          PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------


Shares     Description                              Value (Note1)

-----------------------------------------------------------------
Electronics--3.6%
 142,000   Altera Corp.(a)                          $   5,147,500
  31,000   Broadcom Corp.(a)                            3,735,500
 150,300   Intel Corp.                                 10,370,700
  72,700   LSI Logic Corp.(a)                           3,657,719
 307,300   Mattel, Inc.                                 7,221,550
 107,200   Motorola, Inc.                               9,782,000
                                                    -------------
                                                       39,914,969
-----------------------------------------------------------------
Financial Services--3.4%
 136,330   Bear Stearns Co., Inc.                       5,768,463
  75,000   Federal National Mortgage Association        5,175,000
  13,500   Goldman Sachs Group, Inc.                      868,219
  87,300   Lehman Brothers Holdings, Inc.               4,692,375
 360,850   MBNA Corp.                                  10,284,225
 112,500   Providian Financial Corp.                   10,237,500
                                                    -------------
                                                       37,025,782
-----------------------------------------------------------------
Foods--0.5%
 124,300   Bestfoods                                    6,059,625
-----------------------------------------------------------------
Health Care Services/Hospital Management--2.1%
 390,300   Columbia/HCA Healthcare Corp.                8,684,175
 387,900   HCR Manor Care, Inc.(a)                      7,903,462
 199,900   Humana, Inc.(a)                              2,173,913
  20,542   LifePoint Hospitals, Inc.(a)                   202,852
 203,100   Tenet Healthcare Corp.(a)                    3,643,106
  20,542   Triad Hospitals, Inc.(a)                       216,975
                                                    -------------
                                                       22,824,483
-----------------------------------------------------------------
Hotels & Leisure--0.1%
   9,235   Interstate Hotels Corp.(a)                      38,095
 277,053   Wyndham International, Inc.(a)               1,177,475
                                                    -------------
                                                        1,215,570
-----------------------------------------------------------------
Insurance--2.2%
  86,625   American International Group, Inc.          10,059,328
  56,800   Chubb Corp.                              $   3,397,350
  89,100   SAFECO Corp.                                 3,391,369
 185,800   Selective Insurance Group, Inc.              3,669,550
 106,500   Torchmark Corp.                              3,501,187
                                                    -------------
                                                       24,018,784
-----------------------------------------------------------------
Machinery--0.9%
  50,500   Applied Materials, Inc.(a)                   3,632,844
  29,400   Commercial Intertech Corp.                     431,813
 191,000   Flowserve Corp.                              3,354,437
  87,000   United Dominion Industries, Ltd.
             (Canada)                                   2,142,375
                                                    -------------
                                                        9,561,469
-----------------------------------------------------------------
Media--1.9%
 256,900   CBS Corp.(a)                                11,287,544
  75,800   Clear Channel Communications, Inc.(a)        5,272,837
 165,500   Infinity Broadcasting Corp.(a)               4,561,594
                                                    -------------
                                                       21,121,975
-----------------------------------------------------------------
Medical Products & Services--1.8%
  79,150   Cardinal Health, Inc.                        5,401,987
 143,700   Tyco International Ltd.                     14,037,694
                                                    -------------
                                                       19,439,681
-----------------------------------------------------------------
Medical Technology--1.1%
 164,900   Abbott Laboratories                          7,080,394
 163,200   IMS Health, Inc.                             4,549,200
                                                    -------------
                                                       11,629,594
-----------------------------------------------------------------
Metals-Nonferrous--3.3%
 356,400   Alcoa Inc.                                  21,339,450
 143,500   Reynolds Metals Co.                          8,125,688
 237,300   UCAR International Inc.(a)                   6,303,281
                                                    -------------
                                                       35,768,419
-----------------------------------------------------------------
Mining--0.7%
 338,900   Newmont Mining Corp.                         6,269,650
  79,600   Stillwater Mining Co.(a)                     1,800,950
                                                    -------------
                                                        8,070,600


--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of July 31, 1999          PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------


Shares     Description                              Value (Note1)

-----------------------------------------------------------------
Networking--1.0%
 175,500   Cisco Systems, Inc.(a)                   $  10,902,938
   1,200   Juniper Networks, Inc.(a)                      194,925
                                                    -------------
                                                       11,097,863
-----------------------------------------------------------------
Oil & Gas Equipment & Services--6.9%
 172,300   Anadarko Petroleum Corp.                     6,579,706
  99,100   Baker Hughes, Inc.                           3,449,919
 112,200   Burlington Resources, Inc.                   4,957,838
 127,600   Enron Corp.                                 10,869,925
  71,100   Exxon Corp.                                  5,643,562
 106,536   KeySpan Corp.                                2,956,374
 477,300   McDermott International, Inc.               13,453,894
 270,400   Noble Affiliates, Inc.                       7,909,200
 438,700   Pioneer Natural Resources Co. (a)            5,099,887
 468,600   Western Gas Resources, Inc.                  7,731,900
 157,800   Williams Companies, Inc.                     6,637,462
                                                    -------------
                                                       75,289,667
-----------------------------------------------------------------
Paper & Forest Products--1.1%
 225,900   Longview Fibre Co.                           3,684,994
 376,000   Louisiana-Pacific Corp.                      8,248,500
                                                    -------------
                                                       11,933,494
-----------------------------------------------------------------
Pharmaceuticals--1.7%
 134,500   Bristol-Myers Squibb Co.                     8,944,250
 101,400   Merck & Co., Inc.                            6,863,512
  96,900   Pfizer, Inc.                                 3,288,544
                                                    -------------
                                                       19,096,306
-----------------------------------------------------------------
Publishing--0.3%
  76,300   New York Times Co.                           2,999,544
-----------------------------------------------------------------
Real Estate Investment Trust--1.4%
 327,600   Crescent Real Estate Equities Co.            7,207,200
 217,500   Vornado Realty Trust                         7,694,062
                                                    -------------
                                                       14,901,262
Restaurants--0.7%
 172,800   McDonald's Corp.                         $   7,203,600
-----------------------------------------------------------------
Retail--2.8%
 101,000   CVS Corp.                                    5,024,750
  25,300   Dillard's, Inc.                                779,556
 320,600   Kmart Corp.(a)                               4,648,700
 213,800   Sears Roebuck & Co.                          8,658,900
 251,400   The Limited, Inc.                           11,485,838
                                                    -------------
                                                       30,597,744
-----------------------------------------------------------------
Steel - Producers--1.2%
 183,700   AK Steel Holding Corp.                       4,144,731
 361,500   British Steel PLC (ADR) (United
             Kingdom)                                   9,489,375
                                                    -------------
                                                       13,634,106
-----------------------------------------------------------------
Telecommunications--1.7%
     826   AT&T Corp.                                      42,901
  53,700   Lucent Technologies Inc.                     3,493,856
 139,200   MCI WorldCom, Inc.(a)                       11,484,000
  99,800   Telecomunicacoes Brasileiras SA
             (ADR) (Brazil)(a)                          3,715,025
                                                    -------------
                                                       18,735,782
-----------------------------------------------------------------
Tobacco--0.7%
 130,500   Philip Morris Co., Inc.                      4,861,125
 122,166   R.J. Reynolds Tobacco Holdings, Inc.         3,344,294
                                                    -------------
                                                        8,205,419
-----------------------------------------------------------------
Tools--0.3%
  97,600   Snap-on, Inc.                                3,416,000
-----------------------------------------------------------------
Waste Management--0.3%
 107,700   Waste Management, Inc.                       2,753,081
                                                    -------------
           Total common stocks
             (cost $593,181,463)                      680,811,976
                                                    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of July 31, 1999          PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------


Moody's         Principal
Rating           Amount
(Unaudited)      (000)        Description              Value (Note 1)

---------------------------------------------------------------------
DEBT OBLIGATIONS--28.8%
CORPORATE BONDS--22.5%
---------------------------------------------------------------------
Aerospace--0.2%
Baa3           $    900     Northrop-Grumman Corp.,
                              7.875%, 3/1/26           $      876,204
Baa1              1,300     Raytheon Co., Note,
                              6.50%, 7/15/05                1,271,101
                                                       --------------
                                                            2,147,305
---------------------------------------------------------------------
Airlines--0.8%
                            Continental Airlines,
                              Inc.,
                              Notes,
Ba2               1,730     8.00%, 12/15/05                 1,641,459
Aa3               1,426     7.46%, 4/1/15                   1,418,193
Baa3              5,000     United Airlines, Inc.,
                              10.67%, 5/1/04                5,606,700
                                                       --------------
                                                            8,666,352
---------------------------------------------------------------------
Asset Backed Securities--2.1%
Aaa               3,000     California
                              Infrastructure, PG&E,
                              6.32%, 9/25/05                2,973,750
Aaa               5,000     Citibank Credit Card
                                  Master Trust,
                              6.10%, 5/15/08                4,786,150
Aaa               5,000     MBNA Master Credit
                              Card Trust,
                              5.90%, 8/15/11                4,685,690
Aa3              11,000     Team Fleet Financing
                              Corp.,
                              7.35%, 5/15/03               11,061,875
                                                       --------------
                                                           23,507,465
---------------------------------------------------------------------
Automobiles--1.4%
                            Ford Motor Co.,
A1                3,000     6.375%, 2/1/29                  2,555,100
A1                  600     7.45%, 7/16/31                    585,906
Ba1            $  2,775     Lear Corp., Sr. Note,
                              7.96%, 5/15/05           $    2,747,250
Baa3              2,000     Navistar International
                              Corp., Sr. Note,
                              7.00%, 2/1/03                 1,950,000
Baa1              7,700     TRW, Inc., Note,
                              6.45%, 6/15/01                7,656,687
                                                       --------------
                                                           15,494,943
---------------------------------------------------------------------
Banks--1.0%
A1                3,900     Bank Nova Scotia NY,
                              6.50%, 7/15/07                3,837,844
Aa3                 500     Bayer Hypo-Vereinsbank,
                              8.74%, 6/30/31                  484,297
Aaa               1,950     Bayerische Landesbank,
                              5.875%, 12/1/08               1,786,493
Baa2              3,000     Capital One Bank, Sr.
                              Note,
                              7.08%, 10/30/01               3,019,590
A1                2,100     National Australia Bank
                              Ltd.,
                              6.40%, 12/10/07               2,062,284
                                                       --------------
                                                           11,190,508
---------------------------------------------------------------------
Beverages--0.1%
Baa2                600     Coca Cola Bottling Co.,
                              6.375%, 5/1/09                  555,918
---------------------------------------------------------------------
Broadcasting--0.1%
                            Liberty Media Corp.,
                              Notes,
Baa3                400     7.875%, 7/15/09                   398,750
Baa3                700     8.50%, 7/15/29                    700,219
                                                       --------------
                                                            1,098,969

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of July 31, 1999          PRUDENTIAL BALANCED FUND
------------------------------------------------------------------------------

Moody's        Principal
Rating         Amount
(Unaudited)    (000)        Description                  Value (Note 1)

----------------------------------------------------------------------
Cable & Pay Television Systems--0.7%
Baa2           $  2,000     British Sky Broadcasting
                              Group,
                              6.875%, 2/23/09             $  1,805,040
Ba3               2,000     Century Communications
                              Corp., Sr. Note,
                              9.75%, 2/15/02                 2,040,000
Baa2              2,000     Comcast Cable
                                 Communications,
                              8.375%, 5/1/07                 2,116,400
                            CSC Holdings, Inc.,
                              Sr. Notes,
Ba2                 700     7.875%, 12/15/07                   688,100
Ba2                 900     7.25%, 7/15/08                     848,817
                                                          ------------
                                                             7,498,357
----------------------------------------------------------------------
Captive Finance--1.2%
A1                5,000     Ford Motor Credit Co.,
                              Note,
                              7.75%, 3/15/05                 5,152,100
A2                5,000     Sears Roebuck Acceptance
                              Corp., Note,
                              6.38%, 10/7/02                 4,973,750
Aa1               3,000     Toyota Motor Credit
                              Corp., Note,
                              5.625%, 11/13/03               2,883,750
                                                          ------------
                                                            13,009,600
----------------------------------------------------------------------
Chemicals--0.5%
Ba3               2,000     ISP Holdings, Inc.,
                              Sr. Note,
                              9.75%, 2/15/02                 2,050,000
Ba3                 650     Lyondell Chemical Co.,
                              9.625%, 5/1/07                   659,750
                             Rohm & Haas Co., Notes,
A3                  800     6.95%, 7/15/04                     802,904
A3                  500     7.40%, 7/15/09                     503,555

A3                1,000     7.85%, 7/15/29                   1,006,120
                                                          ------------
                                                             5,022,329
Computer Software & Services--0.1%
Baa1           $    600     Sun Microsystems Inc.,
                              Sr. Note,
                              7.65%, 8/15/09              $    597,282
----------------------------------------------------------------------
Construction--0.3%
A3                3,000     Hanson PLC
                              7.375%, 1/15/03                3,060,780
----------------------------------------------------------------------
Containers--0.2%
Ba1               2,100     Owens Illinois Inc.,
                              7.50%, 5/15/10                 1,983,324
----------------------------------------------------------------------
Diversified Operations--0.3%
Baa1                900     Cox Enterprises Inc.,
                              6.625%, 6/14/02                  892,458
Baa3              1,400     Seagram (J.) & Sons
                              Inc.,
                              5.79%, 4/15/01                 1,382,920
Baa1                600     Tyco International Ltd.,
                              6.875%, 1/15/29                  536,184
                                                          ------------
                                                             2,811,562
----------------------------------------------------------------------
Electrical Services--0.3%
Ba1                 800     AES Corp., Sr. Note,
                              9.50%, 6/1/09                    816,000
Ba3               1,300     CMS Energy Corp.,
                              Sr. Note,
                              8.00%, 7/1/01                  1,298,180
A3                  900     Edison Mission Energy
                              Co.,
                              Sr. Note,
                              7.73%, 6/15/09                   903,006
Baa3                800     Utilicorp United Inc.,
                              Sr. Note,
                              7.00%, 7/15/04                   793,776
                                                          ------------
                                                             3,810,962
----------------------------------------------------------------------
Financial Services--1.0%
Baa3              1,650     Capital One Financial
                              Corp., Note,
                              7.25%, 5/1/06                  1,571,625
A1                3,700     Dresdner Funding Trust,
                              8.15%, 6/30/31                 3,436,745

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of July 31, 1999          PRUDENTIAL BALANCED FUND
------------------------------------------------------------------------------

Moody's        Principal
Rating         Amount
(Unaudited)    (000)        Description                 Value (Note 1)

---------------------------------------------------------------------
Financial Services (cont'd.)
Aa3            $     95     FMR Corp.,
                              7.57%, 6/15/29             $     92,470
A3                  800     Heller Financial, Inc.,
                              Note,
                              6.00%, 3/19/04                  766,560
A1                4,500     International Lease
                              Finance Corp., Note,
                              5.90%, 3/12/03                4,374,540
Baa1              1,250     Sanwa Finance,
                              8.35%, 7/15/09                1,233,398
                                                         ------------
                                                           11,475,338
---------------------------------------------------------------------
Foods--0.7%
Aa3               1,600     Archer Daniels Midland
                              Co.,
                              6.625%, 5/1/29                1,434,000
                            Kroger Co., Sr. Notes,
Baa3              1,800     6.34%, 6/1/01                   1,794,375
Baa3              3,400     6.375%, 3/1/08                  3,169,140
Baa3              1,000     7.25%, 6/1/09                     990,625
Baa3                250     7.70%, 6/1/29                     242,969
                                                         ------------
                                                            7,631,109
---------------------------------------------------------------------
Hotels & Leisure--0.7%
Baa3              5,000     Royal Caribbean Cruises
                              Ltd., Sr. Note,
                              8.25%, 4/1/05                 5,157,150
Ba1               3,500     Starwood Hotels &
                              Resorts, Inc., Note,
                              6.75%, 11/15/03               3,292,870
                                                         ------------
                                                            8,450,020
---------------------------------------------------------------------
Insurance--0.2%
Ba3               1,900     Conseco Finance Trust,
                              8.796%, 4/1/27                1,736,106
A2                  950     Marsh And Mclennan
                              Co., Inc., Sr. Note,
                              6.625%, 6/15/04                 942,219
                                                         ------------
                                                            2,678,325
Investment Banking--2.0%
A1             $  1,300     Goldman Sachs Group
                              LP, Note,
                              5.56%, 1/11/01             $  1,285,050
                            Lehman Brothers
                             Holdings, Inc., Notes,
Baa1              3,565     6.625%, 4/1/04                  3,468,139
Baa1              1,370     6.625%, 2/5/06                  1,304,555
Aa3              15,000     Salomon, Inc.,
                              7.30%, 5/15/02               15,300,300
                                                         ------------
                                                           21,358,044
---------------------------------------------------------------------
Media--0.8%
Baa3              6,500     News America Holdings
                              Inc.,
                              6.70%, 5/21/04                6,283,672
Baa3              2,000     Time Warner, Inc.,
                              8.11%, 8/15/06                2,093,100
Baa2                550     United News & Media PLC,
                              Note,
                              7.25%, 7/1/04                   545,655
                                                         ------------
                                                            8,922,427
---------------------------------------------------------------------
Oil & Gas Equipment & Services--0.5%
Baa2              3,500     BJ Services Co.,
                              Sr. Note,
                              7.00%, 2/1/06                 3,377,255
Baa3              1,000     El Paso Energy Corp.,
                              Sr. Note,
                              6.625%, 7/15/01                 997,500
Baa1              1,400     Sonat Inc., Note,
                              7.625%, 7/15/11               1,388,058
                                                         ------------
                                                            5,762,813
---------------------------------------------------------------------
Paper & Forest Products--0.4%
Baa2              2,000     Fort James Corp., Note,
                              6.23%, 3/15/01                1,980,980
Baa2              4,800 (b) Scotia Pacific Co.,
                              7.71%, 1/20/28                2,880,000
                                                         ------------
                                                            4,860,980

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of July 31, 1999          PRUDENTIAL BALANCED FUND
------------------------------------------------------------------------------

Moody's        Principal
Rating         Amount
(Unaudited)    (000)        Description                 Value (Note 1)

---------------------------------------------------------------------
Real Estate Investment Trust--0.7%
Baa1           $    800     Duke Realty Ltd., Sr.
                              Note,
                              7.30%, 6/30/03             $    801,625
                            ERP Operating, LP,
                              Notes,
A3                5,000     6.15%, 9/15/00                  4,977,000
A3                  400     7.10%, 6/23/04                    394,840
A3                2,000     6.63%, 4/13/15                  1,901,460
                                                         ------------
                                                            8,074,925
---------------------------------------------------------------------
Retail--1.3%
A3                3,525     Dayton Hudson Corp.,
                              Note,
                              6.40%, 2/15/03                3,469,904
                            Federated Dept. Stores,
                              Inc., Sr. Notes,
Baa2              2,500     8.125%, 10/15/02                2,594,400
Baa2              2,500     8.50%, 6/15/03                  2,614,375
Ba1               5,000     Kmart Corp.,
                              8.125%, 12/1/06               5,050,000
                                                         ------------
                                                           13,728,679
---------------------------------------------------------------------
Telecommunications--2.4%
A2                7,000     AT&T Corp.,
                              9.25%, 4/15/02                7,477,960
Baa1                600     Cable & Wireless
                              Communication, Note,
                              6.75%, 12/1/08                  614,040
A2                  900     Electric Lightwave Inc.,
                              Note,
                              6.05%, 5/15/04                  863,487
Ba1               3,000     LCI International Inc.,
                              7.25%, 6/15/07                2,945,790
A2                3,000     Lucent Technologies,
                              Inc.,
                              6.45%, 3/15/29                2,691,840
                            MCI WorldCom, Inc.,
                              Sr. Notes,
A3                1,300     6.125%, 8/15/01                 1,292,057
A3                3,000     6.95%, 8/15/28                  2,769,570
Ba1               2,400     Qwest Communications
                              Int'l., Inc., Sr.
                              Note,
                              7.50%, 11/1/08                2,376,000
Baa1              2,500     Sprint Capital Corp.,
                              6.875%, 11/15/28              2,247,875
                              Telecomunicaciones de
                               Puerto Rico, Notes,
Baa2           $  1,800     6.65%, 5/15/06               $  1,735,272
Baa2              1,400     6.80%, 5/15/09                  1,336,790
                                                         ------------
                                                           26,350,681
---------------------------------------------------------------------
Transportation/Trucking/Shipping--0.5%
Baa1              5,000     Norfolk Southern Corp.,
                              Note,
                              6.95%, 5/1/02                 5,029,350
---------------------------------------------------------------------
Utilities--1.9%
Baa3              4,500     Calenergy Co., Inc.,
                              Sr. Note,
                              6.96%, 9/15/03                4,438,125
                               Cleveland Electric
                              Illuminating, Notes,
Ba1               3,000     7.19%, 7/1/00                   3,009,000
Ba1               2,000     7.67%, 7/1/04                   2,051,200
A2                  525     Hydro-Quebec,
                              7.50%, 4/1/16                   532,434
                           Niagara Mohawk Power Corp.,
Baa2              4,500     7.375%, 8/1/03                  4,570,965
Baa2              2,000     8.00%, 6/1/04                   2,062,640
A2                  600     Pennsylvania Electric
                              Co.,
                              Sr. Note,
                              5.75%, 4/1/04                   575,766
Baa3              3,000     Western Massachusetts
                                  Electric Co.,
                              7.375%, 7/1/01                3,026,400
                                                         ------------
                                                           20,266,530
---------------------------------------------------------------------
Waste Management--0.1%
Ba1               1,000     Waste Management Inc.,
                              Note,
                              6.125%, 7/15/01                 993,320
                                                         ------------
                            Total corporate bonds
                              (cost $252,578,867)         246,038,197
                                                         ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of July 31, 1999          PRUDENTIAL BALANCED FUND
------------------------------------------------------------------------------


Moody's        Principal
Rating         Amount
(Unaudited)    (000)        Description                Value (Note 1)

--------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--5.3%
                        United States Treasury Bonds,
           $ 10,000     8.125%, 8/15/19               $   11,943,700
              8,400     8.125%, 8/15/21                   10,120,656
              3,600     6.75%, 8/15/26                     3,806,424
              2,700     6.375%, 8/15/27                    2,729,106
              8,435     5.25%, 11/15/28                    7,359,538
                        United States Treasury Notes,
                250     5.25%, 5/15/04                       244,375
              5,530     7.50%, 2/15/05                     5,913,616
                225     6.50%, 5/15/05                       230,344
              4,900     6.50%, 10/15/06                    5,014,856
              3,150     4.75%, 11/15/08                    2,874,375
              8,060     5.50%, 5/15/09                     7,818,200
                                                      --------------
                        Total U.S. government
                          securities
                          (cost $59,635,048)              58,055,190
                                                      --------------
------------------------------------------------------------
FOREIGN GOVERNMENT BONDS--1.0%
                        Republic of Columbia,
                          (Columbia)
Ba2             700     9.75%, 4/23/09                       581,000
                        Republic of Panama,
                          (Panama)
Ba1           1,700     4.00%, 7/17/14                     1,243,125
                        Republic of Philippines,
                          (Philippines)
Ba1             700     8.875%, 4/15/08                      666,197
                        Republic of Poland,
                          (Poland)
Baa3          1,950     4.00%, 10/27/24                    1,258,969
                        Republic of Quebec,
                          (Canada)
A2            2,050     7.50%, 7/15/23                     2,059,614
                        United Mexican States,
                          (Mexico)
Ba2           2,500     10.375%, 2/17/09                   2,493,750
Ba2           3,500     5.875%, 12/31/19                   2,861,250
                                                      --------------
                        Total foreign government
                          (cost $11,984,268)              11,163,905
                                                      --------------
                        Total debt obligations
                          (cost $324,198,183)            315,257,292
                                                      --------------

             Units
WARRANTS(a)
              5,384     United Mexican States,
                          (Mexico)
                          expiring 12/31/03           $            0
                                                      --------------
                        Total long-term investments
                          (cost $917,379,646)            996,069,268
                                                      --------------
SHORT-TERM INVESTMENTS--8.6%
CORPORATE BONDS--0.5%
------------------------------------------------------------

Moody's    Principal
Rating     Amount
(Unaudited) (000)
Financial Services
NR            5,000     Advanta Corp.,
                          7.25%, 8/16/99
                          (cost $5,020,600)                5,002,250
------------------------------------------------------------
REPURCHASE AGREEMENT--8.1%
             88,651     Joint Repurchase Agreement Account,
                        5.062%, 8/2/99,
                        (cost $88,651,000; Note 5)        88,651,000
                                                      --------------
                        Total short-term
                          investments
                          (cost $93,671,600)              93,653,250
                                                      --------------
------------------------------------------------------------
Total Investments--99.6%
                        (cost $1,011,051,246; Note 4)  1,089,722,518
                        Other assets in excess of
                          liabilities--0.4%                4,572,639
                                                      --------------
                        Net Assets--100%              $1,094,295,157
                                                      ==============



---------------
(a) Non-income producing security.
(b) Indicates a restricted security; the cost of such security is $4,800,000. The value $2,880,000 is approximately 0.3% of net assets.
ADR--American Depository Receipt.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current SAI contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Statement of Assets and Liabilities                     PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------


Assets                                                            July 31, 1999

Investments, at value (cost $1,011,051,246)....................   $1,089,722,518
Dividends and interest receivable..............................        7,316,101
Receivable for investments sold................................        3,971,492
Receivable for Fund shares sold................................          599,821
Prepaid expenses...............................................           41,412
                                                                  --------------
   Total assets................................................    1,101,651,344
                                                                  --------------
Liabilities
Bank overdraft.................................................            3,546
Payable for investments purchased..............................        3,746,264
Payable for Fund shares reacquired.............................        1,937,177
Management fee payable.........................................          622,019
Distribution fee payable.......................................          511,434
Withholding tax payable........................................           46,389
Accrued expenses...............................................          489,358
                                                                  --------------
   Total liabilities...........................................        7,356,187
                                                                  --------------
Net Assets.....................................................   $1,094,295,157
                                                                  ==============

Net assets were comprised of:
   Shares of beneficial interest, at par.......................   $      865,981
   Paid-in capital in excess of par............................      954,247,146
                                                                  --------------
                                                                     955,113,127
   Undistributed net investment income.........................        1,780,283
   Accumulated net realized gain on investments................       58,730,475
   Net unrealized appreciation on investments..................       78,671,272
                                                                  --------------
Net assets, July 31, 1999......................................   $1,094,295,157
                                                                  ==============

Class A:
   Net asset value and redemption price per share
      ($516,281,302 / 40,791,363 shares of beneficial
      interest issued and outstanding).........................   $        12.66
   Maximum sales charge (5% of offering price).................              .67
   Maximum offering price to public............................   $        13.33
Class B:
   Net asset value, offering price and redemption price per
   share
      ($445,945,802 / 35,375,883 shares of beneficial interest
      issued and outstanding)..................................   $        12.61
Class C:
   Net asset value and redemption price per share
      ($9,939,455 / 788,518 shares of beneficial interest
      issued and outstanding)..................................   $        12.61
   Sales charge (1% of offering price).........................              .13
   Offering price to public....................................   $        12.74
Class Z:
   Net asset value, offering price and redemption price per
   share
      ($122,128,598 / 9,642,323 shares of beneficial interest
      issued and outstanding)..................................   $        12.67

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL BALANCED FUND
Statement of Operations
------------------------------------------------------------


                                                  Year Ended
Net Investment Income                            July 31, 1999

Income
   Interest (net of foreign withholding taxes
      of $12,675).............................   $  28,877,963
   Dividends (net of foreign withholding taxes
      of $143,613)............................      10,364,081
                                                 -------------
      Total income............................      39,242,044
                                                 -------------
Expenses
   Management fee.............................       7,246,989
   Distribution fee--Class A..................       1,234,793
   Distribution fee--Class B..................       4,900,715
   Distribution fee--Class C..................          95,349
   Transfer agent's fees and expenses.........       2,379,000
   Custodian's fees and expenses..............         200,000
   Reports to shareholders....................         200,000
   Registration fees..........................         120,000
   Legal fees.................................          41,000
   Audit fees.................................          30,000
   Insurance..................................          24,000
   Trustees' fees and expenses................          21,500
   Miscellaneous..............................          20,434
                                                 -------------
      Total expenses..........................      16,513,780
                                                 -------------
Net investment income.........................      22,728,264
                                                 -------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Net
realized gain (loss) on:
   Investment transactions....................      59,535,086
   Financial futures transactions.............        (565,613)
   Foreign currency transactions..............           2,262
                                                 -------------
                                                    58,971,735
Net change in unrealized appreciation on
   investments................................      24,344,289
                                                 -------------
Net gain on investments.......................      83,316,024
                                                 -------------
Net Increase in Net Assets
Resulting from Operations.....................   $ 106,044,288
                                                 =============



PRUDENTIAL BALANCED FUND
Statement of Changes in Net Assets
------------------------------------------------------------



Increase (Decrease)                    Year Ended July 31,
in Net Assets                         1999              1998

Operations
   Net investment income.......  $   22,728,264    $   26,293,673
   Net realized gain on
      investments and foreign
      currency transactions....      58,971,735       155,549,803
   Net change in unrealized
      appreciation
      (depreciation) of
      investments..............      24,344,289      (126,216,321)
                                 --------------    --------------
   Net increase in net assets
      resulting from
      operations...............     106,044,288        55,627,155
                                 --------------    --------------
Dividends and distributions
   (Note 1)
   Dividends to shareholders
      from net investment
      income
      Class A..................     (11,600,552)      (12,700,788)
      Class B..................      (7,501,189)      (10,437,329)
      Class C..................        (147,713)         (148,597)
      Class Z..................      (3,085,601)       (3,608,837)
                                 --------------    --------------
                                    (22,335,055)      (26,895,551)
                                 --------------    --------------
   Distributions from net
      realized gains on
      investment transactions
      Class A..................     (33,667,951)      (57,771,866)
      Class B..................     (35,854,241)      (69,878,157)
      Class C..................        (670,807)         (920,721)
      Class Z..................      (7,850,486)      (14,427,869)
                                 --------------    --------------
                                    (78,043,485)     (142,998,613)
                                 --------------    --------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      sold.....................     174,931,450       195,965,154
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions........      95,452,760       160,126,884
   Cost of shares reacquired...    (341,670,552)     (341,566,835)
                                 --------------    --------------
   Net increase (decrease) in
      net assets from Fund
      shares transactions......     (71,286,342)       14,525,203
                                 --------------    --------------
Total decrease.................     (65,620,594)      (99,741,806)
                                 --------------    --------------
Net Assets
Beginning of year..............   1,159,915,751     1,259,657,557
                                 --------------    --------------
End of year(a).................  $1,094,295,157    $1,159,915,751
                                 ==============    ==============

---------------
(a) Includes undistributed net
    investment income of:......  $    1,780,283    $    1,384,812
                                 --------------    --------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.

Notes to Financial Statements                           PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
Prudential Balanced Fund (the 'Fund') is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on February 23, 1987. The investment objective of the Fund is to achieve a high total investment return consistent with moderate risk. The Fund invests in a diversified portfolio of money market instruments, debt obligations and equity securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Any security for which the primary market is on an exchange (including Nasdaq National Market System equity securities) is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day or at the bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government and agency securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Forward currency exchange contracts are valued at the current cost of offsetting the contract on the day of valuation. Options are valued at the mean between the most recently quoted bid and asked prices. Futures and options thereon are valued at their last sales price as of the close of the commodities exchange or board of trade.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

Net realized gains on foreign currency transactions represent net foreign exchange gains from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Notes to Financial Statements                           PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $2,262, decrease accumulated net realized gain on investments by $9,863,628 and increase paid-in capital in excess of par by $9,861,366 for redemptions utilized as distributions for federal income tax purposes and due to realized and recognized currency gains during the year ended July 31, 1999. Net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .65 of 1% of the Fund's average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees were accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensated PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended July 31, 1999.

PIMS has advised the Fund that it received approximately $203,800 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 1999 and from sales of Class C shares during the period November 2, 1998 through July 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

Notes to Financial Statements                           PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
PIMS has advised the Fund that for the year ended July 31, 1999, it received approximately $643,200 and $6,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PIC, PIFM and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended July 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended July 31, 1999, the Fund incurred fees of approximately $1,972,000 for the services of PMFS. As of July 31, 1999, approximately $157,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities of the Fund, other than short-term investments, for the fiscal year ended July 31, 1999, were $1,035,947,839 and $1,165,891,789, respectively, which includes purchases and sales of U.S. government obligations of $370,240,327 and $374,027,633, respectively.

The cost basis of investments for federal income tax purposes as of July 31, 1999 was $1,013,119,580 and accordingly, net unrealized appreciation of investments for federal income tax purposes was $76,602,938 (gross unrealized appreciation--$136,842,332; gross unrealized depreciation--$60,239,394).

Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government or federal agency obligations. As of July 31, 1999, the Fund had a 13.9% undivided interest in repurchase agreements in the joint account. The undivided interest for the Fund represented $88,651,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor was as follows:

Bear, Stearns & Co. Inc., 5.06%, in the principal amount of $180,000,000, repurchase price $180,075,900, due 8/2/99. The value of the collateral including accrued interest is $183,904,910.

Deutsche Bank Securities Inc., 5.06%, in the principal amount of $96,548,000, repurchase price $96,588,711, due 8/2/99. The value of the collateral including accrued interest is $98,479,006.

Salomon Smith Barney Inc., 5.06%, in the principal amount of $180,000,000, repurchase price $180,075,900, due 8/2/99. The value of the collateral including accrued interest is $184,504,113.

Warburg Dillon Read LLC, 5.07%, in the principal amount of $180,000,000, repurchase price $180,076,050, due 8/2/99. The value of the collateral including accrued interest is $183,604,710.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Notes to Financial Statements                           PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest for the years ended July 31, 1999 and July 31, 1998 were as follows:

Class A                               Shares          Amount
----------------------------------  -----------    -------------
Year ended July 31, 1999:
Shares sold.......................    5,888,331    $  72,630,854
Shares issued in reinvestment of
  dividends and distributions.....    3,548,537       42,190,816
Shares reacquired.................  (10,211,802)    (126,616,025)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............     (774,934)     (11,794,355)
Shares issued upon conversion from
  Class B.........................    3,108,715       37,656,869
                                    -----------    -------------
Net increase in shares
  outstanding.....................    2,333,781    $  25,862,514
                                    ===========    =============
Year ended July 31, 1998:
Shares sold.......................    3,967,817    $  52,091,809
Shares issued in reinvestment of
  dividends and distributions.....    5,263,433       64,754,657
Shares reacquired.................   (9,908,242)    (129,373,980)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............     (676,992)     (12,527,514)
Shares issued upon conversion from
  Class B.........................    3,632,745       46,694,238
                                    -----------    -------------
Net increase in shares
  outstanding.....................    2,955,753    $  34,166,724
                                    ===========    =============

Class B
----------------------------------
Year ended July 31, 1999:
Shares sold.......................    4,593,047    $  56,428,035
Shares issued in reinvestment of
  dividends and distributions.....    3,520,532       41,558,742
Shares reacquired.................  (12,029,878)    (147,746,960)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............   (3,916,299)     (49,760,183)
Shares reacquired upon conversion
  into Class A....................   (3,122,676)     (37,656,869)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................   (7,038,975)   $ (87,417,052)
                                    -----------    -------------
                                    -----------    -------------
Year ended July 31, 1998:
Shares sold.......................    5,179,076    $  67,414,895
Shares issued in reinvestment of
  dividends and distributions.....    6,244,089       76,307,531
Shares reacquired.................  (10,219,280)    (133,027,987)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............    1,203,885       10,694,439
Shares reacquired upon conversion
  into Class A....................   (3,615,791)     (46,694,238)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................   (2,411,906)   $ (35,999,799)
                                    ===========    =============
Class C                               Shares          Amount
----------------------------------  -----------    -------------
Year ended July 31, 1999:
Shares sold.......................      311,461    $   3,843,335
Shares issued in reinvestment of
  dividends and distributions.....       65,181          770,023
Shares reacquired.................     (319,838)      (3,923,655)
                                    -----------    -------------
Net increase in shares
  outstanding.....................       56,804    $     689,703
                                    ===========    =============
Year ended July 31, 1998:
Shares sold.......................      323,478    $   4,203,230
Shares issued in reinvestment of
  dividends and distributions.....       84,293        1,030,457
Shares reacquired.................     (178,945)      (2,326,256)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      228,826    $   2,907,431
                                    ===========    =============

Class Z
----------------------------------
Year ended July 31, 1999:
Shares sold.......................    3,393,149    $  42,029,226
Shares issued in reinvestment of
  dividends and distributions.....      918,694       10,933,179
Shares reacquired.................   (5,089,268)     (63,383,912)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................     (777,425)   $ (10,421,507)
                                    ===========    =============
Year ended July 31, 1998:
Shares sold.......................    5,472,022    $  72,255,220
Shares issued in reinvestment of
  dividends and distributions.....    1,463,704       18,034,239
Shares reacquired.................   (5,753,738)     (76,838,612)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    1,181,988    $  13,450,847
                                    ===========    =============

Financial Highlights                                    PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------

                                                                         Class A
                                         ------------------------------------------------------------
                                                             Year Ended July 31,
                                         ------------------------------------------------------------
                                           1999         1998         1997         1996         1995
                                         --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...    $  12.63     $  14.01     $  11.85     $  12.04     $  11.12
                                         --------     --------     --------     --------     --------
Income from investment operations
Net investment income................         .29          .33          .34          .31          .34
Net realized and unrealized gain on
   investment transactions...........         .92          .29         2.96          .28         1.11
                                         --------     --------     --------     --------     --------
   Total from investment
      operations.....................        1.21          .62         3.30          .59         1.45
                                         --------     --------     --------     --------     --------
Less distributions
Dividends from net investment
   income............................        (.29)        (.34)        (.36)        (.29)        (.33)
Distributions from net realized gains
   on investment and foreign currency
   transactions......................        (.89)       (1.66)        (.78)        (.49)        (.20)
                                         --------     --------     --------     --------     --------
   Total distributions...............       (1.18)       (2.00)       (1.14)        (.78)        (.53)
                                         --------     --------     --------     --------     --------
Net asset value, end of year.........    $  12.66     $  12.63     $  14.01     $  11.85     $  12.04
                                         ========     ========     ========     ========     ========
TOTAL RETURN(a):.....................       10.37%        5.05%       29.09%        4.89%       13.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)........    $516,281     $485,690     $497,461     $262,096     $119,829
Average net assets (000).............    $493,917     $493,828     $306,717     $246,609     $ 69,754
Ratios to average net assets:
   Expenses, including distribution
      fees...........................        1.17%        1.19%        1.17%        1.20%        1.22%
   Expenses, excluding distribution
      fees...........................         .92%         .94%         .92%         .95%         .97%
   Net investment income.............        2.34%        2.51%        2.84%        2.53%        2.90%
For Class A, B, C and Z shares:
   Portfolio turnover rate...........         103%         144%         140%          97%         201%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights                                    PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------

                                                                         Class B
                                         ------------------------------------------------------------
                                                             Year Ended July 31,
                                         ------------------------------------------------------------
                                           1999         1998         1997         1996         1995
                                         --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...    $  12.57     $  13.96     $  11.80     $  12.00     $  11.09
                                         --------     --------     --------     --------     --------
Income from investment operations
Net investment income................         .20          .24          .26          .21          .26
Net realized and unrealized gain on
   investment transactions...........         .92          .27         2.95          .28         1.10
                                         --------     --------     --------     --------     --------
   Total from investment
      operations.....................        1.12          .51         3.21          .49         1.36
                                         --------     --------     --------     --------     --------
Less distributions
Dividends from net investment
   income............................        (.19)        (.24)        (.27)        (.20)        (.25)
Distributions from net realized gains
   on investment and foreign currency
   transactions......................        (.89)       (1.66)        (.78)        (.49)        (.20)
                                         --------     --------     --------     --------     --------
   Total distributions...............       (1.08)       (1.90)       (1.05)        (.69)        (.45)
                                         --------     --------     --------     --------     --------
Net asset value, end of year.........    $  12.61     $  12.57     $  13.96     $  11.80     $  12.00
                                         ========     ========     ========     ========     ========
TOTAL RETURN(a):.....................        9.44%        4.28%       28.24%        4.05%       12.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)........    $445,946     $533,354     $625,715     $420,465     $392,291
Average net assets (000).............    $490,071     $578,432     $431,425     $437,792     $409,419
Ratios to average net assets:
   Expenses, including distribution
      fees...........................        1.92%        1.94%        1.92%        1.95%        1.97%
   Expenses, excluding distribution
      fees...........................         .92%         .94%         .92%         .95%         .97%
   Net investment income.............        1.60%        1.76%        2.09%        1.78%        2.34%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights                                    PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------

                                                                Class C                                   Class Z
                                         -----------------------------------------------------     ---------------------
                                                                                     August 1,
                                                                                      1994(a)
                                                   Year Ended July 31,                through       Year Ended July 31,
                                         ---------------------------------------     July 31,      ---------------------
                                          1999       1998       1997       1996        1995          1999         1998
                                         ------     ------     ------     ------     ---------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................    $12.57     $13.96     $11.80     $12.00      $ 11.12      $  12.64     $  14.01
                                         ------     ------     ------     ------     ---------     --------     --------
Income from investment operations
Net investment income................       .20        .24        .26        .21          .21           .33          .37
Net realized and unrealized gain
   (loss) on investment
   transactions......................       .92        .27       2.95        .28         1.12           .91          .29
                                         ------     ------     ------     ------     ---------     --------     --------
   Total from investment
      operations.....................      1.12        .51       3.21        .49         1.33          1.24          .66
                                         ------     ------     ------     ------     ---------     --------     --------
Less distributions
Dividends from net investment
   income............................      (.19)      (.24)      (.27)      (.20)        (.25)         (.32)        (.37)
Distributions from net realized gains
   on investment and foreign currency
   transactions......................      (.89)     (1.66)      (.78)      (.49)        (.20)         (.89)       (1.66)
                                         ------     ------     ------     ------     ---------     --------     --------
   Total distributions...............     (1.08)     (1.90)     (1.05)      (.69)        (.45)        (1.21)       (2.03)
                                         ------     ------     ------     ------     ---------     --------     --------
Net asset value, end of period.......    $12.61     $12.57     $13.96     $11.80      $ 12.00      $  12.67     $  12.64
                                         ======     ======     ======     ======     =========     ========     ========
TOTAL RETURN(b):.....................      9.44%      4.28%     28.24%      4.05%       12.49%        10.63%        5.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......    $9,939     $9,201     $7,023     $3,525      $ 3,046      $122,129     $131,671
Average net assets (000).............    $9,535     $8,175     $4,790     $2,444      $   920      $121,398     $128,358
Ratios to average net assets:
   Expenses, including distribution
      fees...........................      1.92%      1.94%      1.92%      1.95%        2.04%(d)       .92%         .94%
   Expenses, excluding distribution
      fees...........................       .92%       .94%       .92%       .95%        1.04%(d)       .92%         .94%
   Net investment income.............      1.60%      1.76%      2.09%      1.78%        2.20%(d)      2.60%        2.76%

                                                    March 1,
                                                    1996(c)
                                                    through
                                                    July 31,
                                         1997         1996
                                       --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................  $  11.85      $12.16
                                       --------     --------
Income from investment operations
Net investment income................       .46         .13
Net realized and unrealized gain
   (loss) on investment
   transactions......................      2.87        (.28)
                                       --------     --------
   Total from investment
      operations.....................      3.33        (.15)
                                       --------     --------
Less distributions
Dividends from net investment
   income............................      (.39)       (.16)
Distributions from net realized gains
   on investment and foreign currency
   transactions......................      (.78)         --
                                       --------     --------
   Total distributions...............     (1.17)       (.16)
                                       --------     --------
Net asset value, end of period.......  $  14.01      $11.85
                                       ========     ========
TOTAL RETURN(b):.....................     29.39%      (1.24)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......  $129,459      $4,015
Average net assets (000).............  $ 99,391      $4,217
Ratios to average net assets:
   Expenses, including distribution
      fees...........................       .92%        .95%(d)
   Expenses, excluding distribution
      fees...........................       .92%        .95%(d)
   Net investment income.............      3.12%       2.72%(d)

---------------
(a) Commencement of offering of Class C shares.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class Z shares.
(d) Annualized.
--------------------------------------------------------------------------------

Report of Independent Accountants                       PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Balanced Fund (the 'Fund') at July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended July 31, 1996 were audited by other independent accountants, whose opinion dated September 16, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
September 20, 1999


Tax Information (Unaudited)                             PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (July 31, 1999) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended July 31, 1999, dividends paid from net investment income were $.293 per share for Class A shares, $.193 per share for Class B and Class C shares and $.323 per share for Class Z shares, which are taxable as ordinary income. In addition, the Fund paid to Class A, B, C and Z shares a short-term capital gain distribution of $.21, which is taxable as ordinary income and a long-term capital gain distribution of $.68. The Fund utilized redemptions as distributions in the amount of $.048 and $.065 per Class A, Class B, Class C and Class Z shares of short-term capital gains and long-term capital gains, respectively.

We also wish to advise you that 17.74% of the dividends paid from ordinary income in the fiscal year ended July 31, 1999 qualified for the corporate dividends received deduction available to corporate tax payers.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 9.05% of the dividends paid from ordinary income in the fiscal year ended July 31, 1999 qualify for each of these states' tax exclusion.

In January 2000, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

________________________________________________________________________________

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting the Most from Your Prudential Mutual Fund
Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager, who invests your money for you, reports on successful-- and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Comparing a $10,000 Investment
Prudential Balanced Fund vs. the Lehman Brothers Government/Corporate Bond Index and the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)

Class A
(GRAPH)

Prudential Balanced Fund: $26,789
Lehman Brothers Gov't
Corp. Bond Index: $21,113
S & P 500 Index:  $51,301

Average Annual Total Returns
With Sales Load
Since Inception          10.91%
Five Years               11.13%
One Year                  4.85%

Without Sales Load
Since Inception          11.51%
Five Years               12.28%
One Year                 10.37%

Class B
(GRAPH)

Prudential Balanced Fund: $26,293
Lehman Brothers Gov't/Corp.
   Bond Index: $21,334
S & P 500 Index: $49,592

Average Annual Total Returns
With Sales Load
Since Inception           9.39%
Ten Years                10.15%
Five Years               11.30%
One Year                  4.44%

Without Sales Load
Since Inception           9.39%
Ten Years                10.15%
Five Years               11.43%
One Year                  9.44%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The lines beneath the graphs are designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since the inception of each share class (or for the past ten years for Class B shares).

These graphs compare a $10,000 investment in the Prudential Balanced Fund (Class A, B, C, and Z shares) with a similar investment in the Lehman Brothers Government/Corporate Bond Index and the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) by portraying the account values at the commencement of operations of Class A, C, and Z shares, and at the beginning of the ten-year period for Class B shares; and at the end of the fiscal year (July 31), as measured on a quarterly basis, beginning in 1990 for Class A, 1989 for Class B, 1994 for Class C, and 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on July 31, 1999; (c) all recurring fees (including management fees)

Class C
(GRAPH)

Prudential Balanced Fund: $16,959
Lehman Brothers Gov't/Corp. Bond Index: $14,208
S & P 500 Index:  $32,053

Average Annual Total Returns
With Sales Load
Since Inception          11.15%
Five Years               11.14%
One Year                  7.35%

Without Sales Load
Since Inception          11.37%
Five Years               11.37%
One Year                  9.44%


Class Z
(GRAPH)

Prudential Balanced Fund: $14,897
Lehman Brothers Gov't/Corp. Bond Index: $12,234
S & P 500 Index:  $21,995

Average Annual Total Returns
Since Inception          12.38%
One Year                 10.63%


were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The Lehman Brothers Government/Corporate Bond Index is a weighted index of public, fixed-rate, nonconvertible domestic corporate debt securities rated at least investment grade, and public obligations of the U.S. Treasury. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies that give a broad look at how stock prices have performed. The total returns of both indexes include the reinvestment of all dividends, but do not reflect sales charges and advisory fees associated with an investment in the Fund. The securities in the indexes may differ substantially from the securities in the Fund. These indexes are not the only indexes that may be used to characterize performance of balanced funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852
http://www.prudential.com
_Class    NASDAQ      Cusip
  A      PFCAX     74431M105
  B      PRFCX     74431M204
  C       --       74431M303
  Z      PFCZX     74431M402

Trustees
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Marguerite E.H. Morrison, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower, 321 North Clark Street, Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF134E

(ICON)

SEMIANNUAL REPORT  JANUARY 31, 2000

Prudential
Balanced Fund
--------------------------------------------------------------------
Fund Type Stock and Bond
--------------------------------------------------------------------
Objective High total investment return consistent with moderate risk

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)



INVESTMENT GOALS AND STYLE
Prudential Balanced Fund invests in a diversified portfolio of stocks, bonds, and money market instruments, with a target range of 50% to 60% for stocks, 30% to 40% for bonds, and 5% to 15% for cash. It buys stocks and bonds primarily of larger, more mature companies, but also of some smaller, faster-growing companies. It may invest up to 25% of its assets in bonds rated below investment grade, commonly known as "junk bonds." These are subject to greater credit risk, but also may provide greater returns. The Fund's objective is to achieve a high total investment return consistent with moderate risk. There can be no assurance that the Fund's investment objective will be achieved.

                Contents
        1       Message From the Fund's President
        2       Performance Review
        2       Portfolio Composition
        3       Performance at a Glance
        4       Five Largest Growth/Value Holdings
        7       Financial Statements



                              www.prudential.com (800) 225-1852

Message From the Fund's President    As of March 16, 2000

(PHOTO)

Dear Shareholder,
The six months ended January 31, 2000, were very difficult for any investment securities except technology stocks. The 2.86% return of Prudential Balanced Fund's Class A shares was above the 2.09% Lipper Average of comparable funds. Including sales charges, the Fund's Class A shares returned -2.28%. The Fund benefited from a stock allocation somewhat above its benchmark. About half of those stocks are managed in a growth style and half in a value style. The Fund's advantage was in the strong performance of its growth stocks, which had a technology focus, while the value holdings had negligible exposure to technology. Since the S&P 500 technology stocks had almost 10 times the average return of the next highest performing sector, the growth stocks in the portfolio made the largest contribution to the Fund's performance.

Although the return on bonds over this period was low, it is important to remember the stabilizing role bonds can play. During the financial crisis in 1997, bonds did fall in value, but they were far less volatile than stocks. Diversification can dilute the extreme movements that occur occasionally in the securities markets. Similarly, value stocks declined in value over this reporting period, as did the average stock in most economic sectors of the S&P
500. The style diversification of Prudential Balanced Fund allowed you to share the strong, but narrow, technology gains without being wholly exposed to this volatile sector. Our reporting period included the falling markets in January 2000 as well as the exuberant technology stock surge at the end of 1999. In an uncertain environment, diversification is particularly important.

Sincerely,

John R. Strangfeld
President
Prudential Balanced Fund

Prudential Balanced Fund

Performance Review

(PHOTOS)
Equity Managers: Warren Spitz and Jeff Rose, CFA; Fixed Income Manager:
Steven Kellner, Team Leader of the Corporate Sector Team

MARKET TRENDS AND ASSET ALLOCATION
Our asset allocation helped our returns over the six months ended January 31, 2000, which were poor for bonds. Investors reacted to improving global economic conditions by anticipating a rise in interest rates. This drove down the prices of existing bonds. We benefited from having less invested in bonds than our neutral allocation. We had somewhat more than our neutral allocation invested in stocks; the S&P 500 returned 5.6% over this period. However, almost all of this gain was by technology stocks. Stocks of basic materials companies, consumer staples, financials, energy firms, utilities, and even communications services declined, while S&P 500 technology stocks rose about 30%.

The extreme narrowness of this market was disconcerting to investment professionals, as it was clearly disproportionate to differences in earnings potential. Moreover, volatility in the market--the ups and downs of individual stock prices--has been increasing for some time and is unusually high. This increases the uncertainty about whether most investors will continue their current enthusiasm for technology or search out the less expensive stocks in the market. Prudential Balanced Fund, with its allocation to both growth and value stock investment styles and to bonds, is wholly exposed to neither alternative.

Portfolio Composition
Sectors expressed as a percentage of net assets as of 1/31/00
56.7%  Stocks
33.2%  Bonds
10.1%  Cash & Equivalents
                                    www.prudential.com (800) 225-1852
Performance at a Glance

Cumulative Total Returns1                          As of 1/31/00


                            Six      One     Five        Ten      Since
                           Months    Year    Years      Years   Inception2
Class A                     2.86%    6.77%   85.37%    191.24%    190.05%
Class B                     2.53     5.93    78.69     170.28     197.54
Class C                     2.53     5.93    78.69       N/A      75.63
Class Z                     2.99     7.02     N/A        N/A      53.42
Lipper Balanced Fund Avg.3  2.09     4.09   104.82     214.01      ***

Average Annual Total Returns1                            As of 1/31/00


                                     One     Five        Ten      Since
                                     Year    Years      Years   Inception2
Class A                              1.43%   11.98%     10.71%    10.64%
Class B                              0.93    12.18      10.45      9.21
Class C                              3.87    12.08       N/A      10.58
Class Z                              7.02     N/A        N/A      11.54


Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B, 9/15/87; Class C, 8/1/94; and Class Z, 3/1/96.

3 Lipper average returns are for all funds in each share class for the six-month, one-, five-, and ten-year periods in the Balanced Fund category. The Lipper average is unmanaged. Balanced funds' primary strategy is to provide high total investment return by maintaining a balanced portfolio of stocks, bonds, and money market instruments at all times. Typically, the stock/bond/cash ratio ranges around 60/30/10%.

***Lipper since inception returns are 214.01% for Class A, 253.31% for Class B, 108.44% for Class C, and 60.98% for Class Z, based on all funds in each share class.

Prudential Balanced Fund

Five Largest Holdings expressed as a percentage of the Fund's net assets

Growth Stock Holdings  As of 1/31/00
-------------------------------------------------------------------------------
1.7%  JDS Uniphase Corp./Diversified Operations
      A leading provider of hardware for fiberoptic communications, its chips increase the carrying capacity of optical fibers. Sales grew 53% in 1999. The stock price rose 351% over our reporting period. It is one of the drivers of S&P 500 technology sector performance.

1.3%  Cisco Systems, Inc./Networking
      Makes data networking products such as routers, switches, and relays. Provides most of the Internet switching infrastructure for both carriers and corporate entry points, as well as internal corporate networks. A long-term, high-growth business, with a 28% operating margin and 22% return on equity.

1.2%  Enron Corp./Oil & Gas Equipment & Services
      Largest buyer and seller of natural gas in the United States. Has diversified energy exposure and is building a fiberoptic network as well. Share price rose 59% in our reporting period.

1.1%  Oracle Corp./Computer Software & Services
      Leading developer of large database software systems, and provides consulting and support services for the systems. Business-to-business services for Internet use, such as integrated online data systems. Up 162% over our reporting period.

1.1%  Intel Corp./Electronics
      Leading manufacturer of the microprocessors that power personal computers. Produces other semiconductor chips and information technology products. Operating margins of 33%.

Value Stock Holdings  As of 1/31/00
-------------------------------------------------------------------------------
1.2%  Lehman Brothers Inc./Financial Services
      A leading investment bank, it is growing while maintaining good cost control. Robust earnings gains over the past five years, including 14% growth in the Asia-crash year of 1998. Still sells for less than nine times earnings. Tremendous appreciation potential if it should approach the industry price/earnings multiple.

1.2%  Hanson PLC (ADR) (United Kingdom)/Construction
      After recent acquisition, now the world's largest producer of aggregates. Generating large quantities of free cash, much of which is used for acquisitions. Should be a major beneficiary of the $173 billion for new highway construction in the 1999 Transportation Bill.

1.0%  Reynolds Metals Co./Metals-Nonferrous
      The third largest aluminum producer in the world. The industry is now going through consolidation, and Reynolds has agreed to be acquired by Alcoa.

0.9%  Columbia/HCA Healthcare Corp./Healthcare Services
      Largest hospital chain in the United States. Stock suffered from federal investigation into its Medicare and referral procedures. New management stopped aggressive expansion to focus on getting its operations under control. Pricing for the hospital industry appears to have bottomed. Should benefit from growth in healthcare demand as the average age in the United States rises.

0.9%  Geon Co./Chemicals
      A producer of PVC (polyvinyl chloride), a very common plastic.

                                           www.prudential.com (800) 225-1852
Performance Review

GROWTH STOCKS
Our technology holdings focused on firms with established businesses in the computer industry, but whose markets are growing enormously with the rise of the Internet and with new types of telecommunications service. We had particularly large contributions to our return from JDS Uniphase, Oracle, and Cisco Systems, all described in our table of Five Largest Growth Stock Holdings. Among smaller positions, we benefited from EMC, the world's leading supplier of intelligent enterprise storage and retrieval technology. We also benefited from our media holdings, such as CBS and Clear Channel Communications, and our shares in Enron, a diversified energy company.

VALUE STOCKS
Alcoa, the world's dominant aluminum producer, and our smaller holding (during most of the period) of Reynolds Aluminum, continue to perform well for our value holdings. We have begun to take our profits on Alcoa, where we think the greatest part of its upward climb has been realized. Stillwater Mining, the only significant platinum and palladium mine outside South Africa, also made a large contribution to our return. General Motors and Lehman Brothers, an investment bank, were other value stocks that managed substantial gains in this market. In general, however, most of our value stocks had a negative impact on our performance, with the oil service company McDermott International hitting our return the hardest.

BONDS
Our bond benchmark was essentially flat over our reporting period, so our bond holdings had only a small impact on our return despite their excellent performance relative to their benchmark. We had focuses on U.S. corporate and emerging market bonds. Their prices held up better than U.S. Treasury and Agency bonds because they were already inexpensive when we bought them. As the global financial system moved away from the crises of 1997-1998, investors no longer required as large a yield premium to compensate for risk. Our good selection of issuers and our focus on the lower-quality investment-grade corporates also helped.

Prudential Balanced Fund

Performance Review

LOOKING AHEAD
We are concerned about the volatility in the stock markets, and by the extraordinary disparities in value. These are often signs of a shift in market favor. Our growth holdings may shift somewhat toward cyclical companies--those that are more responsive to the pace of economic growth--while our value holdings may focus more on interest-rate-sensitive stocks, such as inexpensive banks. Our bond holdings continue to emphasize corporate bonds, which yield more than Treasuries--a spread that is unlikely to increase (which would reduce their prices) in an expanding economy.

       Prudential Balanced Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited)


Shares         Description                                       Value (Note 1)

--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  90.2%
Common Stocks  57.0%
--------------------------------------------------------------------------------
Advertising  1.0%
      93,900   Interpublic Group of Companies, Inc.              $    4,319,400
     105,300   Young & Rubicam, Inc.                                  5,673,037
                                                                 --------------
                                                                      9,992,437
--------------------------------------------------------------------------------
Airlines  0.8%
     153,200   AMR Corp.(a)                                           8,244,075
--------------------------------------------------------------------------------
Automobiles  1.1%
     125,309   Delphi Automotive Systems Corp.                        2,169,412
      61,500   Ford Motor Co.                                         3,059,625
      79,900   General Motors Corp.                                   6,426,956
                                                                 --------------
                                                                     11,655,993
--------------------------------------------------------------------------------
Banks  1.1%
      48,500   Chase Manhattan Corp.                                  3,901,219
      21,600   Comerica, Inc.                                           954,450
     255,200   Hanvit Bank(a)                                         1,276,000
      60,900   PNC Bank Corp.                                         2,923,200
      55,700   Wells Fargo Co.                                        2,228,000
                                                                 --------------
                                                                     11,282,869
--------------------------------------------------------------------------------
Beverages  0.7%
      66,600   Coca-Cola Enterprises, Inc.                            1,681,650
     177,700   PepsiCo, Inc.                                          6,064,012
                                                                 --------------
                                                                      7,745,662
--------------------------------------------------------------------------------
Chemicals  2.0%
     426,900   Agrium, Inc. (Canada)                                  3,828,700
      52,500   Dow Chemical Co.                                       6,116,250
     327,200   Geon Co.                                               9,509,250
      89,300   Lyondell Chemical Co.                                    965,556
                                                                 --------------
                                                                     20,419,756

    See Notes to Financial Statements

       Prudential Balanced Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.


Shares         Description                                      Value (Note 1)

-------------------------------------------------------------------------------
Computer Software & Services  4.9%
      80,900   America Online, Inc.(a)                          $    4,606,244
      41,500   BMC Software, Inc.(a)                                 1,571,813
     121,600   Cisco Systems, Inc.(a)                               13,315,200
     117,300   Compaq Computer Corp.                                 3,211,087
      91,300   EMC Corp.(a)                                          9,723,450
      78,500   Microsoft Corp.(a)                                    7,683,187
     224,900   Oracle Corp.(a)                                      11,234,458
                                                                --------------
                                                                    51,345,439
-------------------------------------------------------------------------------
Construction  1.8%
     350,900   Hanson PLC (ADR) (United Kingdom)                    12,632,400
     242,500   U.S. Home Corp.(a)                                    5,804,844
                                                                --------------
                                                                    18,437,244
-------------------------------------------------------------------------------
Containers  0.3%
     140,300   Crown Cork & Seal Co., Inc.                           2,849,844
-------------------------------------------------------------------------------
Diversfied Consumer Products  2.2%
      53,700   Colgate-Palmolive Co.                                 3,181,725
     129,500   Eastman Kodak Co.                                     8,012,812
      47,600   Gillette Co.                                          1,790,950
      71,700   Illinois Tool Works, Inc.                             4,194,450
      53,000   Procter & Gamble Co.                                  5,346,375
                                                                --------------
                                                                    22,526,312
-------------------------------------------------------------------------------
Diversified Operations  3.4%
      33,100   Corning, Inc.                                         5,105,675
      60,150   General Electric Co.                                  8,022,506
      87,300   JDS Uniphase Corp.(a)                                17,803,744
     389,600   Nabisco Group Holdings Corp.                          3,360,300
     141,700   Tomkins PLC (ADR) (United Kingdom)                    1,744,681
                                                                --------------
                                                                    36,036,906

                                           See Notes to Financial Statements

       Prudential Balanced Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.


Shares         Description                                     Value (Note 1)

------------------------------------------------------------------------------
Electrical Services  1.7%
     106,400   AES Corp.(a)                                    $    8,525,300
      76,800   PECO Energy Co.                                      3,196,800
     164,200   Texas Utilities Co.                                  5,808,575
                                                               --------------
                                                                   17,530,675
------------------------------------------------------------------------------
Electronics  4.1%
      80,400   Altera Corp.(a)                                      5,286,300
      37,100   Applied Materials, Inc.(a)                           5,091,975
      15,800   Broadcom Corp.(a)                                    4,571,138
     112,200   Intel Corp.                                         11,100,787
      70,900   LSI Logic Corp.(a)                                   5,796,075
      78,700   Motorola, Inc.                                      10,762,225
                                                               --------------
                                                                   42,608,500
------------------------------------------------------------------------------
Financial Services  4.0%
     152,146   Bear, Stearns & Co. Inc.                             6,276,023
      57,400   Countrywide Credit Industries, Inc.                  1,492,400
      94,200   Edwards (A.G.), Inc.                                 3,120,375
      14,400   Goldman, Sachs & Co.                                 1,319,400
     182,800   Lehman Brothers Inc.                                13,070,200
     265,050   MBNA Corp.                                           6,692,512
      84,000   Providian Financial Corp.                            7,087,500
     106,600   Washington Mutual, Inc.                              2,704,975
                                                               --------------
                                                                   41,763,385
------------------------------------------------------------------------------
Foods  0.5%
     132,100   Bestfoods                                            5,746,350
------------------------------------------------------------------------------
Funeral Services  0.1%
     259,500   Service Corp. International (a)                      1,183,969
------------------------------------------------------------------------------
Healthcare Services/Hospital Management  2.4%
     360,600   Columbia/HCA Healthcare Corp.                        9,848,887
     408,500   Humana, Inc.(a)                                      3,268,000
     412,400   Manor Care Inc.                                      5,490,075
     299,700   Tenet Healthcare Corp.(a)                            6,818,175
                                                               --------------
                                                                   25,425,137

    See Notes to Financial Statements

       Prudential Balanced Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.


Shares         Description                                    Value (Note 1)

-----------------------------------------------------------------------------
Insurance  2.3%
      60,600   Aetna, Inc.                                    $    3,226,950
      79,481   American International Group, Inc.                  8,275,959
      60,400   Chubb Corp.                                         3,397,500
     143,800   SAFECO Corp.                                        3,523,100
     197,500   Selective Insurance Group, Inc.                     2,974,844
     113,200   Torchmark Corp.                                     2,851,225
                                                              --------------
                                                                  24,249,578
-----------------------------------------------------------------------------
Machinery  0.6%
      31,300   Commercial Intertech Corp.                            586,875
     203,000   Flowserve Corp.                                     3,108,438
     122,100   United Dominion Industries, Ltd. (Canada)           2,449,631
                                                              --------------
                                                                   6,144,944
-----------------------------------------------------------------------------
Manufacturing  1.2%
      87,900   Donaldson Co., Inc.                                 1,812,938
     211,100   Tyco International Ltd.                             9,024,525
      61,600   York International Corp.                            1,482,250
                                                              --------------
                                                                  12,319,713
-----------------------------------------------------------------------------
Media  1.9%
     156,200   CBS Corp.(a)                                        9,108,412
      66,800   Clear Channel Communications, Inc.(a)               5,769,850
     167,100   Infinity Broadcasting Corp.(a)                      5,430,750
                                                              --------------
                                                                  20,309,012
-----------------------------------------------------------------------------
Medical Products & Services  0.2%
      47,450   Cardinal Health, Inc.                               2,268,703
-----------------------------------------------------------------------------
Medical Technology  0.6%
     121,100   Abbott Laboratories                                 3,950,888
     119,900   IMS Health, Inc.                                    2,690,256
                                                              --------------
                                                                   6,641,144

                                           See Notes to Financial Statements

       Prudential Balanced Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.


Shares         Description                                      Value (Note 1)

-------------------------------------------------------------------------------
Metals-Non Ferrous  2.3%
     111,400   Alcoa Inc.                                       $    7,763,187
     152,500   Reynolds Metals Co.                                  10,179,375
     252,300   UCAR International Inc.(a)                            5,692,519
                                                                --------------
                                                                    23,635,081
-------------------------------------------------------------------------------
Mining  1.0%
     360,300   Newmont Mining Corp.                                  7,341,112
      84,600   Stillwater Mining Co.(a)                              3,013,875
                                                                --------------
                                                                    10,354,987
-------------------------------------------------------------------------------
Oil & Gas Equipment & Services  5.3%
     126,600   Anadarko Petroleum Corp.                              4,154,063
     105,900   Baker Hughes, Inc.                                    2,607,788
      82,400   Burlington Resources, Inc.                            2,641,950
     187,400   Enron Corp.                                          12,637,787
      16,500   Exxon Mobil Corporation                               1,377,750
     113,236   KeySpan Corp.                                         2,653,969
     477,300   McDermott International, Inc.                         4,713,337
     245,600   Noble Affiliates, Inc.                                4,927,350
   1,066,300   Pioneer Natural Resources Co.(a)                      9,130,194
     468,600   Western Gas Resources, Inc.                           5,974,650
     115,900   Williams Companies, Inc.                              4,491,125
                                                                --------------
                                                                    55,309,963
-------------------------------------------------------------------------------
Paper & Forest Products  0.8%
     240,100   Longview Fibre Co.                                    3,436,431
     399,700   Louisiana-Pacific Corp.                               5,146,138
                                                                --------------
                                                                     8,582,569
-------------------------------------------------------------------------------
Pharmaceuticals  1.4%
      90,200   Bristol-Myers Squibb Co.                              5,953,200
      74,500   Merck & Co., Inc.                                     5,871,531
      71,100   Pfizer, Inc.                                          2,586,263
                                                                --------------
                                                                    14,410,994

    See Notes to Financial Statements

       Prudential Balanced Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.


Shares         Description                                        Value (Note 1)

--------------------------------------------------------------------------------
Publishing  0.4%
      55,200   Donnelley (R.R.) & Sons Co.                        $    1,210,950
      56,100   New York Times Co.                                      2,563,069
                                                                  --------------
                                                                       3,774,019
--------------------------------------------------------------------------------
Real Estate Investment Trust  1.6%
     348,300   Crescent Real Estate Equities Co.                       6,269,400
     659,300   Prison Realty Corp.                                     2,925,644
     231,200   Vornado Realty Trust                                    7,239,450
                                                                  --------------
                                                                      16,434,494
--------------------------------------------------------------------------------
Restaurants  0.5%
     126,800   McDonald's Corp.                                        4,715,375
--------------------------------------------------------------------------------
Retail  1.8%
      99,600   CVS Corp.                                               3,479,775
     345,300   Dillard's, Inc.                                         6,625,444
     340,800   Kmart Corp.(a)                                          2,854,200
      45,500   Sears Roebuck & Co.                                     1,407,656
     122,400   The Limited, Inc.                                       3,756,150
      68,300   Toys 'R' Us, Inc.(a)                                      704,344
                                                                  --------------
                                                                      18,827,569
--------------------------------------------------------------------------------
Steel - Producers  0.9%
     183,500   AK Steel Holding Corp.                                  1,857,937
     384,300   Corus Group PLC (ADR) (United Kingdom)                  7,806,094
                                                                  --------------
                                                                       9,664,031
--------------------------------------------------------------------------------
Telecommunications  1.3%
      21,300   Comverse Technology, Inc.(a)                            3,053,888
      39,500   Lucent Technologies, Inc.                               2,182,375
     166,750   MCI WorldCom, Inc.(a)                                   7,660,078
       6,000   Telecomunicacoes Brasileiras SA (ADR) (Brazil) (a)        780,000
                                                                  --------------
                                                                      13,676,341

                                           See Notes to Financial Statements

       Prudential Balanced Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.


Shares         Description                                     Value (Note 1)

------------------------------------------------------------------------------
Tobacco  0.5%
     138,700   Philip Morris Co., Inc.                         $    2,904,031
     129,866   R.J. Reynolds Tobacco Holdings, Inc.                 2,232,072
                                                               --------------
                                                                    5,136,103
------------------------------------------------------------------------------
Tools  0.3%
     124,300   Snap-on, Inc.                                        3,340,562
                                                               --------------
               Total common stocks (cost $544,345,661)            594,589,735


DEBT OBLIGATIONS  33.2%
Corporate Bonds  24.3%

       Prudential Balanced Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

              Principal
Moody's       Amount
Rating        (000)            Description                       Value (Note 1)

--------------------------------------------------------------------------------
Aerospace  0.2%
                            Litton Inds Inc., Notes,
Baa2          $      400        8.00%, 10/15/09                         397,280
                            Northrop-Grumman Corp.,
Baa3                 900        7.875%, 3/1/26                          840,114
                            Raytheon Co., Note,
Baa1               1,300        6.50%, 7/15/05                        1,207,258
                                                                 --------------
                                                                      2,444,652
--------------------------------------------------------------------------------
Airlines  0.8%
                            Continental Airlines, Inc., Notes,
Ba2                1,730       8.00%, 12/15/05                        1,564,768
Aa3                1,420       7.46%, 4/1/15                          1,353,835
                            Delta Air Lines, Inc., Notes,
Baa3                 500        7.90%, 12/15/09                         483,965
                            United Airlines, Inc.,
Baa3               5,000        10.67%, 5/1/04                        5,397,200
                                                                 --------------
                                                                      8,799,768

    See Notes to Financial Statements

       Prudential Balanced Fund
             Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

              Principal
Moody's       Amount
Rating        (000)            Description                        Value (Note 1)

--------------------------------------------------------------------------------
Asset Backed Securities  2.2%
                               California Infrastructure, PG&E,
Aaa           $    3,000        6.32%, 9/25/05                        2,926,406
                               Citibank Credit Card Master Trust,
Aaa                5,000        6.10%, 5/15/08                        4,675,500
                               MBNA Master Credit Card Trust,
Aaa                5,000        5.90%, 8/15/11                        4,463,231
                               Team Fleet Financing Corp.,
Aa3               11,000        7.35%, 5/15/03                       10,891,719
                                                                  -------------
                                                                     22,956,856
--------------------------------------------------------------------------------
Automobiles  1.7%
                               Cooper Tire And Rubber Co., Notes,
A3                 3,000        7.75%, 12/15/09                       2,909,100
                               Ford Motor Co.,
A1                 3,000       6.375%, 2/1/29                         2,455,290
A1                   600       7.45%, 7/16/31                           563,970
                               Lear Corp., Sr. Note,
Ba1                2,335        7.96%, 5/15/05                        2,194,900
                               Navistar International Corp.,
Ba1                2,000       7.00%, 2/1/03                          1,910,000
Ba2                  370       8.00%, 2/1/08                            342,250
                               TRW, Inc., Note,
Baa1               7,700        6.45%, 6/15/01                        7,596,531
                                                                  -------------
                                                                     17,972,041
--------------------------------------------------------------------------------
Banks  2.1%
                               Bank Nova Scotia NY,
A1                 3,900        6.50%, 7/15/07                        3,811,031
                               Barclays Bank PLC, Note,
Aa3                  500        7.40%, 12/15/09                         485,325
                               Bayer Hypo-Vereinsbank,
Aa3                  300        8.741%, 6/30/31                         288,000
                               Bayerische Landesbank,
Aaa                1,950        5.875%, 12/1/08                       1,711,573
                               Capital One Bank, Sr. Note,
Baa2               3,000        7,08%, 10/30/01                       2,954,190

                                               See Notes to Financial Statements

     Prudential Balanced Fund
          Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

               Principal
Moody's         Amount
Rating          (000)            Description                           Value (Note 1)
--------------------------------------------------------------------------------------
                                 Chon Hung Bank,
B1            $    2,150          1.00%, 1/7/05                        $     2,193,000
                                 Compass Bank,
A1                 1,300          8.10%, 8/15/09                             1,279,525
                                 Dresdner Funding Trust,
A1                 3,700          8.151%, 6/30/31                            3,374,400
                                 HVB Funding Trust,
Aa3                  200          9.00%, 10/22/31                              199,560
                                 KBC Bank Funding Trust,
A1                 2,500          9.86%, 11/29/49                            2,576,475
                                 Keycorp Capital,
A1                   750          7.75%, 7/15/29                               690,000
                                 National Australia Bank Ltd.,
A1                 2,100          6.40%, 12/10/07                            2,089,172
                                                                       ---------------
                                                                            21,652,251
--------------------------------------------------------------------------------------
Beverages  0.1%
                                 Coca Cola Bottling Co.,
Baa2                 600          6.375%, 5/1/09                               530,958
                                 Coca Cola Enterprises Inc., Notes,
A2                   900          7.125%, 9/30/09                              864,990
                                                                       ---------------
                                                                             1,395,948
--------------------------------------------------------------------------------------
Broadcasting  0.1%
                                 Liberty Media Corp., Notes,
Baa3                 400          7.875%, 7/15/09                              392,000
Baa3                 700          8.50%, 7/15/29                               707,700
                                                                       ---------------
                                                                             1,099,700
--------------------------------------------------------------------------------------
Cable & Pay Television Systems  0.8%
                                 British Sky Broadcasting Group,
Baa2               2,000          6.875%, 2/23/09                            1,766,120
                                 Century Communications Corp., Sr.
                                  Note,
Ba3                2,000          9.75%, 2/15/02                             2,005,000
                                 Comcast Cable Communications,
Baa2               2,000          8.375%, 5/1/07                             2,054,040


 See Notes to Financial Statements                                           15
 _

   Prudential Balanced Fund
      Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

              Principal
Moody's        Amount
Rating         (000)             Description                           Value (Note 1)
-------------------------------------------------------------------------------------
                                 CSC Holdings, Inc., Sr. Notes,
Ba2           $      900          7.25%, 7/15/08                     $        843,660
Ba2                  475          7.875%, 12/15/07                            464,127
                                 Rogers Cablesystems Ltd.,
B2                   885          11.00%, 12/1/15                             995,625
                                                                     ----------------
                                                                            8,128,572
-------------------------------------------------------------------------------------
Captive Finance  1.0%
                                 Ford Motor Credit Co., Note,
A1                 5,000          7.75%, 3/15/05                            5,019,400
A1                   400          7.375%, 10/28/09                            390,680
                                 Sears Roebuck Acceptance Corp.,
                                  Note,
A2                 5,000          6.38%, 10/7/02                            4,806,650
                                                                     ----------------
                                                                           10,216,730
-------------------------------------------------------------------------------------
Cellular Communications  0.1%
                                 Rogers Cantel, Inc.,
Ba3                  790          9.375%, 6/1/08                              809,750
-------------------------------------------------------------------------------------
Chemicals  0.2%
                                 Lyondell Chemical Co.,
Ba3                  585          9.625%, 5/1/07                              577,688
                                 Monsanto Co.,
A2                   245          6.50%, 12/1/18                              214,926
A1                   585          6.75%, 12/15/27                             507,084
                                 Rohm & Haas Co., Notes,
A3                   800          6.95%, 7/15/04                              781,504
                                                                     ----------------
                                                                            2,081,202
-------------------------------------------------------------------------------------
Computer Services  0.2%
                                 Cendant Corp., Notes,
Baa1               1,400          7.75%, 12/1/03                            1,384,894
                                 Unisys Corp., Sr. Notes,
Ba1                1,075          12.00%, 4/15/03                           1,147,563
                                                                     ----------------
                                                                            2,532,457
-------------------------------------------------------------------------------------
Containers  0.3%
                                 Owens Illinois, Inc.,
Ba1                2,100          7.50%, 5/15/10                            1,887,711

 16                                     See Notes to Financial Statements
 _

   Prudential Balanced Fund
      Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

              Principal
Moody's        Amount
Rating         (000)             Description                          Value (Note 1)
------------------------------------------------------------------------------------
                                 Pactiv Corp.,
Baa3          $    1,650          7.95%, 12/15/25                   $      1,493,184
                                                                    ----------------
                                                                           3,380,895
------------------------------------------------------------------------------------
Diversified Operations  0.2%
                                 Seagram (J.) & Sons Inc.,
Baa3               1,400          5.79%, 4/15/01                           1,371,580
                                 Tyco International Ltd.,
Baa1                 400          7.00%, 6/15/28                             346,308
Baa1                 600          6.875%, 1/15/29                            510,414
                                                                    ----------------
                                                                           2,228,302
------------------------------------------------------------------------------------
Electrical Services  0.7%
                                 AES Corp., Sr. Note,
Ba1                1,640          9.50%, 6/1/09                            1,627,700
                                 Calpine Corp., Sr. Notes,
Ba1                1,355          10.50%, 5/15/06                          1,422,750
                                 CMS Energy Corp., Sr. Note,
Ba3                1,300          8.00%, 7/1/01                            1,287,390
                                 Cogentrix Inc., Sr. Note,
Ba1                  950          8.10%, 3/15/04                             904,561
                                 Edison Mission Energy Co., Sr.
                                  Note,
A3                   900          7.73%, 6/15/09                             884,187
                                 PSEG Energy Holdings, Inc., Sr.
                                  Notes,
Ba1                  870          10.00%, 10/1/09                            887,944
                                 Utilicorp United Inc., Sr. Note,
Baa3                 800          7.00%, 7/15/04                             764,320
                                                                    ----------------
                                                                           7,778,852
------------------------------------------------------------------------------------
Entertainment  0.6%
                                 Harrahs Operating Co., Inc.,
Ba2                   95          7.875%, 12/15/05                            89,538
                                 Park Place Entertainment Corp.,
Ba2                  815          7.875%, 12/15/05                           768,137
                                 Royal Caribbean Cruises Ltd., Sr.
                                  Note,
Baa3               5,000          8.25%, 4/1/05                            5,028,950
                                                                    ----------------
                                                                           5,886,625

 See Notes to Financial Statements                                     17
 _

   Prudential Balanced Fund
      Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

                                     Principal
Moody's                              Amount
Rating                               (000)             Description                        Value (Note 1)
--------------------------------------------------------------------------------------------------------
Equipment Rental
                                                       United Rentals Inc.,
B1                                    $ 310             8.80%, 8/15/08                       $   282,100
--------------------------------------------------------------------------------------------------------
Financial Services                      1.2%
                                                       Capital One Financial Corp., Note,
Baa3                                  1,650             7.25%, 5/1/06                          1,553,063
                                                       Heller Financial, Inc., Note,
A3                                      800             6.00%, 3/19/04                           752,696
                                                       International Lease Finance Corp.,
                                                        Note,
A1                                    4,500             5.90%, 3/12/03                         4,292,595
                                                       Osprey Trust Inc.,
Baa3                                  3,000             8.31%, 1/15/03                         2,980,560
                                                       RBF Finance Co.,
Ba3                                     415             11.375%, 3/15/09                         437,825
                                                       Sanwa Finance,
Baa1                                  1,250             8.35%, 7/15/09                         1,242,500
                                                                                             -----------
                                                                                              11,259,239
--------------------------------------------------------------------------------------------------------
Foods  0.7%
                                                       Archer Daniels Midland Co.,
Aa3                                   1,600             6.625%, 5/1/29                         1,353,584
                                                       Kroger Co., Sr. Notes,
Baa3                                  3,400             6.375%, 3/1/08                         3,069,860
Baa3                                  1,800             6.34%, 6/1/01                          1,774,125
Baa3                                  1,000             7.25%, 6/1/09                            946,250
Baa3                                    250             7.70%, 6/1/29                            238,125
                                                                                             -----------
                                                                                               7,381,944
--------------------------------------------------------------------------------------------------------
Healthcare Services/Hospital Management 0.2%
                                                       Columbia/HCA Healthcare Corp.,
                                                        Notes,
Ba2                                     825             6.91%, 6/15/05                           738,375
                                                       Tenet Healthcare Corp., Sr. Notes,
Ba1                                     620             7.875%, 1/15/03                          598,300
                                                                                             -----------
                                                                                               1,336,675

                                               See Notes to Financial Statements

   Prudential Balanced Fund
      Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.


                          Principal
Moody's                   Amount
Rating                    (000)         Description                                  Value (Note 1)
--------------------------------------------------------------------------------------------------
Hotels & Leisure  0.4%
                                        HMH Properties Inc., Sr. Note,
Ba2                       $  1,080       7.875%, 8/1/05                              $  972,000
                                        Marriott International Inc., Notes,
Baa1                           100       7.875%, 9/15/09                                 97,789
                                        Starwood Hotels & Resorts, Inc.,
                                         Note,
Baa1                         3,500       6.75%, 11/15/03                              3,224,865
                                                                                  -------------
                                                                                      4,294,654
-----------------------------------------------------------------------------------------------
Insurance  0.7%
                                        Allstate Corp., Sr. Notes,
A1                             200       7.20%, 12/1/09                                 191,406
                                        Conseco Finance Trust,
Ba3                          2,665       8.796%, 4/1/27                               2,324,306
Ba3                          5,000       8.70%, 11/15/26                              4,399,750
                                        Royal & Sun Alliance Insurance
                                        Group, PLC,
A1                             600       8.95%, 10/15/29                                618,000
                                                                                  -------------
                                                                                      7,533,462
-----------------------------------------------------------------------------------------------
Investment Banking  0.7%
                                        Bear, Stearns & Co. Inc., Notes,
A2                             190       7.625%, 12/7/09                                184,781
                                        Goldman, Sachs & Co., Note,
A1                           2,500       7.80%, 1/28/10                               2,482,812
                                        Lehman Brothers, Inc. Notes,
Baa1                         3,565       6.625%, 4/1/04                               3,410,065
Baa1                         1,370       6.625%, 2/5/06                               1,287,321
                                                                                  -------------
                                                                                      7,364,979
-----------------------------------------------------------------------------------------------
Media  0.9%
                                        Cox Enterprises Inc.,
Baa1                           900       6.625%, 6/14/02                                880,659
                                        News America Holdings Inc.,
Baa3                         6,500       6.703%, 5/21/34                              6,176,430

     See Notes to Financial Statements

   Prudential Balanced Fund
      Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

                  Principal
Moody's           Amount
Rating            (000)             Description                         Value (Note 1)
----------------------------------------------------------------------------------------
                                    Time Warner, Inc.,
Baa3              $    2,000         8.11%, 8/15/06                           $2,034,020
                                    United News & Media PLC, Note,

Baa2                     550         7.25%, 7/1/04                               529,100
                                                                              ----------
                                                                               9,620,209
----------------------------------------------------------------------------------------
Miscellaneous Services
                                    Comunidad Autonoma De Andalucia,
                                     Notes,
Aa3                      120         7.25%, 10/1/29                              115,200
----------------------------------------------------------------------------------------
Oil & Gas Equipment & Services  0.8%
                                    Amerada Hess Corp., Notes,
Baa1                     400         7.875%, 10/1/29                             391,060
Baa1                     150         7.375%, 10/1/09                             145,194
                                    Atlantic Richfield Co., Notes,
A2                     1,760         5.90%, 4/15/09                            1,570,501
                                    BJ Services Co., Sr. Note,
Baa2                   3,500         7.00%, 2/1/06                             3,273,620
                                    El Paso Energy Corp., Sr. Note,
Baa3                   1,000         6.625%, 7/15/01                             988,800
                                    Eott Energy Partners LP, Sr. Notes,
Ba2                      670         11.00%, 10/1/09                             677,537
                                    Sonat Inc., Note,
Baa2                   1,400         7.625%, 7/15/11                           1,364,888
                                                                              ----------
                                                                               8,411,600
----------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  0.2%
                                    Parker & Parsley Petroleum Co., Note,
Ba1                      500         8.875%, 4/15/05                             492,505
                                    Seagull Energy Corp, Sr. Note,
Ba1                      615         7.875%, 8/1/03                              599,625
                                    Union Pacific Resources Group, Inc.
                                    Sr. Note,
Baa3                     450         7.375%, 9/15/09                             468,652
Baa3                     600         7.95%, 4/15/29                              581,856
                                                                              ----------
                                                                               2,142,638

                                               See Notes to Financial Statements

   Prudential Balanced Fund
      Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

                               Principal
Moody's                        Amount
Rating                         (000)             Description                  Value (Note 1)
---------------------------------------------------------------------------------------------
Paper & Forest Products 0.6%
                                                Fort James Corp., Note,
Baa2                            $  2,000         6.234%, 3/15/01                  $ 1,974,320
                                                Georgia Pacific Corp.,
Baa2                                 225         7.75%, 11/15/29                      216,799
                                                Scotia Pacific Co.,
Baa2                               4,800         7.71%, 7/20/28                     3,888,000
                                                                                  -----------
                                                                                    6,079,119
---------------------------------------------------------------------------------------------
Printing  0.1%
                                                world Color Press Inc.,
Baa3                                 260         8.375%, 11/15/08                     249,600
Baa3                                 815         7.75%, 2/15/09                       757,950
                                                                                  -----------
                                                                                    1,007,550
---------------------------------------------------------------------------------------------
Real Estate Investment Trust  0.8%
                                                Duke Realty Ltd., Sr. Note,
Baa1                                 800         7.30%, 6/30/03                       782,400
                                                ERP Operating, LP, Notes,
A3                                 5,000         6.15%, 9/15/00                     4,962,000
A3                                   400         7.10%, 6/23/04                       386,916
A3                                 2,000         6.63%, 4/13/15                     1,865,920
                                                                                  -----------
                                                                                    7,997,236
---------------------------------------------------------------------------------------------
Retail  0.9%
                                                Dayton Hudson Corp., Note,
A3                                 3,525         6.40%, 2/15/03                     3,418,792
                                                Federated Dept. Stores, Inc., Sr.
                                                Notes,
Baa2                               2,500         8.125%, 10/15/02                   2,531,550
Baa2                               2,500         8.50%, 6/15/03                     2,558,100
                                                Saks Inc.,
Baa3                               1,000         8.25%, 11/15/08                      959,200
                                                                                  -----------
                                                                                    9,467,642

See Notes to Financial Statements

   Prudential Balanced Fund
      Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

                           Principal
Moody's                    Amount
Rating                     (000)          Description                         Value (Note 1)
---------------------------------------------------------------------------------------------
Savings & Loan  0.2%
                                          Sovereign Bancorp Inc., Sr. Notes,
Ba3                        $    445        10.25%, 5/15/04                         $  442,499
Ba3                             770        10.50%, 11/15/06                           781,550
                                          Washington Mutual Inc., Sr. Notes,
A3                            1,000        7.50%, 8/15/06                             977,260
                                                                                 ------------
                                                                                    2,201,309
---------------------------------------------------------------------------------------------
Telecommunications  2.1%
                                          AT&T Canada Inc, Sr. Notes,
Baa3                            500        7.65%, 9/15/06                             493,340
                                          AT&T Corp.,
A2                            7,000        9.25%, 4/15/02                           7,281,960
                                          Cable & Wireless Communication,
                                           Note,
Baa1                            600        6.75%, 12/1/08                             576,312
                                          Electric Lightwave Inc., Note,
A2                              900        6.05%, 5/15/04                             837,270
                                          Global Crossing Holdings, Ltd., Sr.
                                           Notes,
Ba2                           1,485        9.125%, 11/15/06                         1,433,025
                                          LCI International Inc.,
Ba1                           3,550        7.25%, 6/15/07                           3,369,731
                                          Qwest Communications Int'l., Inc.,
                                           Sr. Note,
Ba1                           1,870        7.50%, 11/1/08                           1,813,900
                                          Sprint Capital Corp.,
Baa1                          2,500        6.875%, 11/15/28                         2,174,050
                                          Telecomunicaciones de Puerto Rico,
                                           Notes,
Baa2                          1,800        6.65%, 5/15/06                           1,672,308
Baa2                          1,400        6.80%, 5/15/09                           1,272,404
                                          Williams Communications Group, Inc.
                                           Sr. Notes,
B2                              680        10.70%, 10/1/07                            705,500
B2                              120        10.875%, 10/1/09                           123,600
                                                                                 ------------
                                                                                   21,753,400

                                               See Notes to Financial Statements

   Prudential Balanced Fund
      Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

                        Principal
Moody's                 Amount
Rating                  (000)           Description                          Value (Note 1)
-------------------------------------------------------------------------------------------
Transportation  0.5%
                                        Norfolk Southern Corp., Note,
Baa1                     $  5,000        6.95%, 5/1/02                       $  4,933,650
-------------------------------------------------------------------------------------------
Utilities  1.8%
                                        Calenergy Co., Inc., Sr. Note,
Baa3                        4,500        6.96%, 9/15/03          4,341,600
                                        Cleveland Electric Illuminating,
                                         Notes,
Ba1                         3,000        7.19%, 7/1/00                          2,994,000
Ba1                         2,000        7.67%, 7/1/24                          1,961,800
                                        Hydro-Quebec,
A2                            125        7.50%, 4/1/16                            120,559
                                        Niagara Mohawk Power Corp.,
Baa2                        4,500        7.375%, 8/1/03                         4,456,170
Baa2                        2,000        8.00%, 6/1/04                          2,017,900
                                        Western Massachusetts Electric Co.,
Baa3                        3,000        7.375%, 7/1/01                         2,979,600
                                                                             --------------
                                                                               18,871,629
-------------------------------------------------------------------------------------------
Waste Management  0.2%
                                        Allied Waste North America Inc.,
                                         Sr. Notes,
Ba3                           775        7.625%, 1/1/06                           682,000
                                        Waste Management Inc.,
Ba1                         1,000        6.125%, 7/15/01                          958,370
                                                                             --------------
                                                                                1,640,370
                                        Total corporate bonds (cost
                                         $263,492,111)                        253,059,206
                                                                             --------------
-------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES  7.7%
                                        United States Treasury Bonds,
                           10,000        8.125%, 8/15/19                       11,517,200
                            7,400        8.125%, 8/15/21                        8,601,316
                            3,600        6.75%, 8/15/26                         3,661,308
                            2,700        6.375%, 8/15/27                        2,623,644
                            5,320        5.25%, 2/15/29                         4,431,400

See Notes to Financial Statements

   Prudential Balanced Fund
      Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.


                    Principal
Moody's             Amount
Rating              (000)               Description                           Value (Note 1)
--------------------------------------------------------------------------------------------
                                        United States Treasury Notes,
                     $     25            5.875%, 11/15/04                      $      24,168
                       49,500            6.50%, 10/15/06                          48,780,765
                          390            6.00%, 8/15/09                              371,717
                                                                               -------------
                                        Total U.S. government securities
                                         (cost $81,965,416)                       80,011,518
                                                                              --------------
--------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS  1.2%
                                        Republic of Columbia, (Columbia)
Ba2                       700            9.75%, 4/23/09                              618,625
                                        Republic of Panama, (Panama)
Ba1                     1,700            4.00%, 7/17/14                            1,312,188
                                        Republic of Philippines,
                                         (Philippines)
Ba1                       700            8.875%, 4/15/08                             672,000
                                        Republic of Poland, (Poland)
Baa3                    1,950            4.00%, 10/27/24                           1,265,063
                                        Republic of Quebec, (Canada)
A2                      2,050            7.50%, 7/15/23                            1,994,363
A2                        780            5.75%, 2/15/09                              680,636
                                        Republic of Saskatchewan, (Canada)
A2                        500            9.125%, 2/15/21                             579,705
                                        United Mexican States, (Mexico)
Ba2                     2,500            10.375%, 2/17/09                          2,512,500
Ba2                     3,500            5.875%, 12/31/19                          3,257,187
                                                                              --------------
                                        Total foreign government
                                         (cost $13,287,506)                       12,892,267
                                                                              --------------
                                        Total debt obligations
                                         (cost $358,745,033)                     345,962,991
                                                                              --------------
                    Units
--------------------------------------------------------------------------------------------
WARRANTS(a)
                                        United Mexican States, (Mexico)
                    $   5,384            expiring 12/13/03                                 0
                                                                              --------------
                                        Total long-term investments
                                         (cost $903,090,694)                     940,552,726
                                                                              --------------

                                               See Notes to Financial Statements

   Prudential Balanced Fund
      Portfolio of Investments as of January 31, 2000 (Unaudited) Cont'd.

                    Principal
Moody's             Amount
Rating              (000)        Description                               Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  9.9%
Repurchase Agreement
-----------------------------------------------------------------------------------------
                                 Joint Repurchase Agreement Account,
                                  5.713%, 2/1/00 (cost $102,913,000;
                    $  102,913    Note 5)                                  $  102,913,000
                                                                           --------------
                                 Total Investments 100.1%
                                   (cost $1,006,003,694; Note 4)            1,043,465,726
                                 Liabilities in excess of other
                                   assets  (0.1%)                              (1,135,706)
                                                                           --------------
                                 Net Assets 100%                           $1,042,330,020
                                                                           ==============

--------------------------------------------------------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
The Fund's current SAI contains a description of Moody's and Standard & Poor's ratings.

See Notes to Financial Statements

   Prudential Balanced Fund        As of January 31, 2000 (Unaudited)
      Statement of Assets and Liabilities


                                                             January 31, 2000
-----------------------------------------------------------------------------
ASSETS
Investments, at value (cost $1,006,003,694)                    $1,043,465,726
Foreign currency at value (cost $19,958)                               20,288
Cash                                                                  253,447
Receivable for investments sold                                    13,696,308
Dividends and interest receivable                                   7,389,813
Receivable for Fund shares sold                                       858,441
Prepaid expenses                                                       38,288
                                                               --------------
  Total assets                                                  1,065,722,311
                                                               --------------
Liabilities
Payable for investments purchased                                  18,279,485
Payable for Fund shares reacquired                                  3,342,182
Management fee payable                                                588,235
Distribution fee payable                                              463,449
Withholding tax payable                                                16,398
Due to broker-variation margin                                         15,806
Accrued expenses                                                      686,736
                                                               --------------
  Total liabilities                                                23,392,291
                                                               --------------
Net Assets                                                     $1,042,330,020
                                                               ==============

Net assets were comprised of:
 Shares of beneficial interest, at par                         $      870,080
 Paid-in capital in excess of par                                 956,727,134
                                                               --------------
                                                                  957,597,214
 Undistributed net investment income                                3,116,710
 Accumulated net realized gain on investments                      44,202,537
 Net unrealized appreciation on investments                        37,413,559
                                                               --------------
Net assets, January 31, 2000                                   $1,042,330,020
                                                               ==============


                                               See Notes to Financial Statements

  Prudential Balanced Fund        As of January 31, 2000 (Unaudited) Cont'd.
      Statement of Assets and Liabilities

                                                                January 31, 2000
--------------------------------------------------------------------------------

Class A:
 Net asset value and redemption price per share
  ($519,959,368 / 43,339,085 shares of beneficial
  interest issued and outstanding)                                       $12.00
 Maximum sales charge (5% of offering price)                                .63
 Maximum offering price to public                                        $12.63
Class B:
 Net asset value, offering price and redemption price per
  share
  ($390,213,461 / 32,657,200 shares of beneficial
  interest issued and outstanding)                                       $11.95
Class C:
 Net asset value and redemption price per share
  ($10,295,188 / 861,618 shares of beneficial interest
  issued and outstanding)                                                $11.95
 Sales charge (1% of offering price)                                        .12
 Offering price to public                                                $12.07
Class Z:
 Net asset value, offering price and redemption price per
  share
  ($121,862,003 / 10,150,127 shares of beneficial
  interest issued and outstanding)                                       $12.01

See Notes to Financial Statements

   Prudential Balanced Fund
      Statement of Operations (Unaudited)


                                                                  Six Months
                                                                     Ended
                                                               January 31, 2000

--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
 Interest (net of foreign withholding taxes of $11,304)         $ 14,556,300
 Dividends (net of foreign withholding taxes of
 $270,016)                                                         6,168,005
                                                              --------------
  Total income                                                    20,724,305
                                                              --------------
Expenses
 Management fee                                                    3,471,630
 Distribution fee--Class A                                           654,165
 Distribution fee--Class B                                         2,094,105
 Distribution fee--Class C                                            50,206
 Transfer agent's fees and expenses                                1,267,000
 Custodian's fees and expenses                                        97,000
 Reports to shareholders                                              91,000
 Registration fees                                                    50,000
 Legal fees and expenses                                              20,000
 Audit fees and expenses                                              15,000
 Trustees' fees and expenses                                          11,000
 Miscellaneous                                                        28,258
                                                              --------------
  Total expenses                                                   7,849,364
                                                              --------------
Net investment income                                             12,874,941
                                                              --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES
Net realized gain (loss) on:
 Investment transactions                                          56,679,709
 Financial futures transactions                                       (4,039)
 Foreign currency transactions                                           353
                                                              --------------
                                                                  56,676,023
                                                              --------------
Net change in unrealized appreciation (depreciation) on:
 Investments                                                     (41,209,240)
 Financial futures                                                   (48,813)
 Foreign currencies                                                      340
                                                              --------------
                                                                 (41,257,713)
                                                              --------------
Net gain on investments                                           15,418,310
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 28,293,251
                                                              ==============

                                               See Notes to Financial Statements

   Prudential Balanced Fund
      Statement of Changes in Net Assets (Unaudited)

                                                   Six Months
                                                     Ended          Year Ended
                                               January 31, 2000    July 31, 1999
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net investment income                           $   12,874,941  $   22,728,264
 Net realized gain on investments and
   foreign currency transactions                     56,676,023      58,971,735
 Net change in unrealized appreciation
   (depreciation) of investments                    (41,257,713)     24,344,289
                                                 --------------  --------------
 Net increase in net assets resulting from
   operations                                        28,293,251     106,044,288
                                                 --------------  --------------
Dividends and distributions (Note 1)
 Dividends to shareholders from net
   investment income
   Class A                                           (6,372,308)    (11,600,552)
   Class B                                           (3,469,534)     (7,501,189)
   Class C                                              (83,283)       (147,713)
   Class Z                                           (1,613,742)     (3,085,601)
                                                 --------------  --------------
                                                    (11,538,867)    (22,335,055)
                                                 --------------  --------------
 Distributions from net realized gains on
   investment transactions
   Class A                                          (34,600,438)    (33,667,951)
   Class B                                          (27,903,897)    (35,854,241)
   Class C                                             (676,969)       (670,807)
   Class Z                                           (8,022,304)     (7,850,486)
                                                 --------------  --------------
                                                    (71,203,608)    (78,043,485)
                                                 --------------  --------------
Fund share transactions (net of share
 conversions) (Note 6)
 Net proceeds from shares sold                       94,389,779     174,931,450
 Net asset value of shares issued to
   shareholders in reinvestment of
   dividends and distributions                       78,963,724      95,452,760
 Cost of shares reacquired                         (170,869,416)   (341,670,552)
                                                 --------------  --------------
 Net increase (decrease) in net assets from
   Fund shares transactions                           2,484,087     (71,286,342)
                                                 --------------  --------------
   Total decrease                                   (51,965,137)    (65,620,594)
NET ASSETS
Beginning of period                               1,094,295,157   1,159,915,751
                                                 --------------  --------------
End of period(a)                                 $1,042,330,020  $1,094,295,157
                                                 ==============  ==============
-----------------
(a)  Includes undistributed net investment
     income of:                                  $    3,116,710  $    1,780,283
                                                 --------------  --------------

     See Notes to Financial Statements

   Prudential Balanced Fund
      Notes to Financial Statements (Unaudited)

  Prudential Balanced Fund (the 'Fund') is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on February 23, 1987. The investment objective of the Fund is to achieve a high total investment return consistent with moderate risk. The Fund invests in a diversified portfolio of money market instruments, debt obligations and equity securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

  Securities Valuation: Any security for which the primary market is on an exchange (including Nasdaq National Market System equity securities) is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day or at the bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government and agency securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Forward currency exchange contracts are valued at the current cost of offsetting the contract on the day of valuation. Options are valued at the mean between the most recently quoted bid and asked prices. Futures and options thereon are valued at their last sales price as of the close of the commodities exchange or board of trade.

  Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

  In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market

   Prudential Balanced Fund
      Notes to Financial Statements (Unaudited) Cont'd.

on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.

  (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

  Net realized gains on foreign currency transactions represent net foreign exchange gains from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

  Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

  Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

   Prudential Balanced Fund
      Notes to Financial Statements (Unaudited) Cont'd.

  Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

  The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

  Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

  Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.

  Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

  Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  Reclassification of Capital Accounts:    The Fund accounts and reports for
distributions to shareholders in accordance with American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $353 and decrease accumulated net realized gain

   Prudential Balanced Fund
      Notes to Financial Statements (Unaudited) Cont'd.

on investments by $353 relating to net realized foreign currency gains. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

  For the period August 1, 1999 through January 31, 2000 the management fee paid PIFM was computed daily and payable monthly at an annual rate of .65 of 1% of the Fund's average daily net assets. Effective January 1, 2000, the management fee paid PIFM is computed daily and payable monthly at an annual rate of .65 of 1% of the Fund's average daily net assets up to $1 billion and .60 of 1% of the average net assets of the Fund in excess of $1 billion.

  The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees were accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

  Pursuant to the Class A, B and C Plans, the Fund compensated PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended January 31, 2000.

  PIMS has advised the Fund that it received approximately $72,600 and $11,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended January 31, 2000. From these

   Prudential Balanced Fund
      Notes to Financial Statements (Unaudited) Cont'd.

fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

  PIMS has advised the Fund that for the six months ended January 31, 2000, it received approximately $281,000 and $1,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

  PIC, PIFM and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

  As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the six months ended January 31, 2000. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions. The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion and interest on any borrowings will be at market rates. For the period 3/11/99-3/9/00, the commitment fee on the unused portion of the credit facility was .065 of 1%. Subsequent to March 9, 2000, the SCA was renewed with a maximum commitment of $1 billion at a commitment fee of .080 of 1% of the unused portion of the credit facility. The expiration date of the SCA is March 9, 2001. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts during the six months ended January 31, 2000. The purpose of the credit agreements is to serve as an alternative source of funding for capital share redemptions.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended January 31, 2000, the Fund incurred fees of approximately $994,700 for the services of PMFS. As of

   Prudential Balanced Fund
      Notes to Financial Statements (Unaudited) Cont'd.

January 31, 2000, approximately $175,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities of the Fund, other than short-term investments, for the six months ended January 31, 2000, were $321,222,041 and $397,153,786, respectively, which includes purchases and sales of U.S. government obligations of $123,115,739 and $99,382,688, respectively.

  The cost basis of investments for federal income tax purposes as of January 31, 2000 was $1,006,092,807 and accordingly, net unrealized appreciation of investments for federal income tax purposes was $37,372,919 (gross unrealized appreciation--$137,251,262; gross unrealized depreciation--$99,878,343).

  During the six months ended January 31, 2000, the Fund entered into financial futures contracts. Details of open contracts at January 31, 2000 are as follows:

                          Value at     Value at          Unrealized
Number of    Expiration    Trade      January 31,      Appreciation/
Contracts       Type        Date          Date       2000  (Depreciation)
------------------------------------------------------------------------------------------
  Long Positions:
 22                  U.S. Long Bond  Mar. 2000   $2,077,625     $2,028,812       $(48,813)
                     --------------  ---------  -----------     ----------  -------------

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government or federal agency obligations. As of January 31, 2000, the Fund had a 14.6% undivided interest in repurchase agreements in the joint account. The undivided interest for the Fund represented $102,913,000 in principal amount. As of

   Prudential Balanced Fund
      Notes to Financial Statements (Unaudited) Cont'd.

such date, each repurchase agreement in the joint account and the value of the collateral therefor was as follows:

  Bear, Stearns & Co. Inc., 5.72%, in the principal amount of $150,000,000, repurchase price $150,023,833, due 02/01/00. The value of the collateral including accrued interest was $153,133,078.

  Credit Suisse First Boston Corporation, 5.74%, in the principal amount of $75,000,000, repurchase price $75,011,958, due 02/01/00. The value of the collateral including accrued interest was $77,491,043.

  Credit Suisse First Boston Corporation, 5.73%, in the principal amount of $125,000,000, repurchase price $125,019,895, due 02/01/00. The value of the collateral including accrued interest was $129,169,641.

  Greenwich Capital Markets, Inc., 5.72%, in the principal amount of $100,000,000, repurchase price $100,015,888, due 02/01/00. The value of the collateral including accrued interest was $102,001,008.

  Goldman, Sachs & Co., 5.70%, in the principal amount of $230,536,000, repurchase price $230,572,501, due 02/01/00. The value of the collateral including accrued interest was $235,147,150.

  Merrill Lynch, Pierce, Fenner & Smith, Inc., 5.60%, in the principal amount of $25,000,000, repurchase price $25,003,888, due 02/01/00. The value of the collateral including accrued interest was $25,501,335.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

  The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

   Prudential Balanced Fund
      Notes to Financial Statements (Unaudited) Cont'd.

  Transactions in shares of beneficial interest for the period ended January 31, 2000 and July 31, 1999 were as follows:

Class A                                                                        Shares          Amount
---------------------------------------------------------------------------------------------------------
Six months ended January 31, 2000:
Shares sold...............................................................     4,143,844   $  51,520,392
Shares issued in reinvestment of dividends and
 distributions............................................................     3,231,991      38,333,155
Shares reacquired.........................................................    (6,135,202)    (75,623,049)
                                                                            ------------   -------------
Net increase in shares outstanding before conversion......................     1,240,633      14,230,498
Shares issued upon conversion from Class B................................     1,307,089      16,058,015
                                                                            ------------   -------------
Net increase in shares outstanding........................................     2,547,722   $  30,288,513
                                                                            ============    ============
Year ended July 31, 1999:
Shares sold...............................................................     5,888,331   $  72,630,854
Shares issued in reinvestment of dividends and
 distributions............................................................     3,548,537      42,190,816
Shares reacquired.........................................................   (10,211,802)   (126,616,025)
                                                                            ------------   -------------
Net decrease in shares outstanding before conversion......................      (774,934)    (11,794,355)
Shares issued upon conversion from Class B................................     3,108,715      37,656,869
                                                                            ------------   -------------
Net increase in shares outstanding........................................     2,333,781   $  25,862,514
                                                                            ============   =============
Class B
--------------------------------------------------------------------------

Six months ended January 31, 2000:
Shares sold...............................................................     1,761,778   $  21,743,481
Shares issued in reinvestment of dividends and
 distributions............................................................     2,561,075      30,279,091
Shares reacquired.........................................................    (5,729,307)    (70,545,737)
                                                                            ------------   -------------
Net decrease in shares outstanding before conversion......................    (1,406,454)    (18,523,165)
Shares reacquired upon conversion into Class A............................    (1,312,229)    (16,058,015)
                                                                            ------------   -------------
Net decrease in shares outstanding........................................    (2,718,683)  $ (34,581,180)
                                                                            ============   =============

   Prudential Balanced Fund
      Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                                        Shares          Amount
---------------------------------------------------------------------------------------------------------
Year ended July 31, 1999:

Shares sold...............................................................     4,593,047   $  56,428,035
Shares issued in reinvestment of dividends and
 distributions............................................................     3,520,532      41,558,742
Shares reacquired.........................................................   (12,029,878)   (147,746,960)
                                                                            ------------   -------------
Net decrease in shares outstanding before conversion......................    (3,916,299)    (49,760,183)
Shares reacquired upon conversion into Class A............................    (3,122,676)    (37,656,869)
                                                                            ------------   -------------
Net decrease in shares outstanding........................................    (7,038,975)  $ (87,417,052)
                                                                            ============   =============

Class C
--------------------------------------------------------------------------

Six months ended January 31, 2000:
Shares sold...............................................................       158,497   $   1,953,381
Shares issued in reinvestment of dividends and
 distributions............................................................        61,199         723,534
Shares reacquired.........................................................      (146,596)     (1,802,161)
                                                                            ------------   -------------
Net increase in shares outstanding........................................        73,100   $     874,754
                                                                            ============   =============
Year ended July 31, 1999:
Shares sold...............................................................       311,461   $   3,843,335
Shares issued in reinvestment of dividends and
 distributions............................................................        65,181         770,023
Shares reacquired.........................................................      (319,838)     (3,923,655)
                                                                            ------------   -------------
Net increase in shares outstanding........................................        56,804   $     689,703
                                                                            ============   =============

Class Z
--------------------------------------------------------------------------

Six months ended January 31, 2000:
Shares sold...............................................................     1,551,816   $  19,172,525
Shares issued in reinvestment of dividends and
 distributions............................................................       811,584       9,627,944
Shares reacquired.........................................................    (1,855,596)    (22,898,469)
                                                                            ------------   -------------
Net increase in shares outstanding........................................       507,804   $   5,902,000
                                                                            ------------   -------------
Year ended July 31, 1999:
Shares sold...............................................................     3,393,149   $  42,029,226
Shares issued in reinvestment of dividends and
 distributions............................................................       918,694      10,933,179
Shares reacquired.........................................................    (5,089,268)    (63,383,912)
                                                                            ------------   -------------
Net decrease in shares outstanding........................................      (777,425)  $ (10,421,507)
                                                                            ============   =============

                      This page intentionally left blank

   Prudential Balanced Fund
      Financial Highlights (Unaudited)

                                                                  Class A
                                                             -------------------

                                                              Six Months Ended
                                                              January 31, 2000
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  12.66
                                                                  --------------
Income from investment operations
Net investment income                                                      .17
Net realized and unrealized gain on investment transactions                .18
                                                                  --------------
 Total from investment operations                                          .35
                                                                  --------------
Less distributions
Dividends from net investment income                                      (.16)
Distributions from net realized gains on investment and
 foreign currency transactions                                            (.85)
                                                                  --------------
 Total distributions                                                     (1.01)
                                                                  --------------
Net asset value, end of period                                        $  12.00
                                                                  ==============

TOTAL RETURN(a):                                                          2.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $519,959
Average net assets (000)                                              $520,488
Ratios to average net assets:
 Expenses, including distribution fees                                    1.19%(b)
 Expenses, excluding distribution fees                                     .94%(b)
 Net investment income                                                    2.67%(b)
For Class A, B, C and Z shares:
 Portfolio turnover rate                                                    34%

___________________
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b)  Annualized.

                                               See Notes to Financial Statements

   Prudential Balanced Fund
      Financial Highlights (Unaudited) Cont'd.

                          Class A
--------------------------------------------------------
                    Year Ended July 31,
--------------------------------------------------------
  1999            1998       1997       1996       1995
--------------------------------------------------------
 $  12.63     $  14.01   $  11.85   $  12.04   $  11.12
--------------------------------------------------------
      .29          .33        .34        .31        .34
      .92          .29       2.96        .28       1.11
--------------------------------------------------------
     1.21          .62       3.30        .59       1.45
--------------------------------------------------------
     (.29)        (.34)      (.36)      (.29)      (.33)
     (.89)       (1.66)      (.78)      (.49)      (.20)
--------------------- ----------------------------------
    (1.18)       (2.00)     (1.14)      (.78)      (.53)
--------------------------------------------------------
 $  12.66     $  12.63   $  14.01   $  11.85   $  12.04
========================================================
    10.37%        5.05%     29.09%      4.89%     13.67%
 $516,281     $485,690   $497,461   $262,096   $119,829
 $493,917     $493,828   $306,717   $246,609   $ 69,754
     1.17%        1.19%      1.17%      1.20%      1.22%
      .92%         .94%       .92%       .95%       .97%
     2.34%        2.51%      2.84%      2.53%      2.90%
      103%         144%       140%        97%       201%

See Notes to Financial Statements

     Prudential Balanced Fund
          Financial Highlights (Unaudited) Cont'd.

                                                                     Class B
                                                                 ------------------
                                                                  Six Months Ended
                                                                  January 31, 2000
-----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                              $     12.61
                                                                  --------------
Income from investment operations
Net investment income                                                     .13
Net realized and unrealized gain on investment transactions               .17
                                                                  --------------
 Total from investment operations                                         .30
                                                                  --------------
Less distributions
Dividends from net investment income                                     (.11)
Distributions from net realized gains on investment and
 foreign currency transactions                                           (.85)
                                                                  --------------
 Total distributions                                                     (.96)
                                                                  --------------
Net asset value, end of period                                    $     11.95
                                                                  ==============
TOTAL RETURN(a):                                                         2.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                   $   390,213
Average net assets (000)                                          $   416,544
Ratios to average net assets:
 Expenses, including distribution fees                                   1.94%(b)
 Expenses, excluding distribution fees                                    .94%(b)
 Net investment income                                                   1.92%(b)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.

                                               See Notes to Financial Statements

     Prudential Balanced Fund
          Financial Highlights (Unaudited) Cont'd.

                                      Class B
-------------------------------------------------------------------------------------
                                 Year Ended July 31,
-------------------------------------------------------------------------------------
    1999             1998               1997              1996             1995
-------------------------------------------------------------------------------------
 $  12.57           $  13.96           $  11.80        $  12.00          $  11.09
---------           --------           --------        --------          --------
      .20                .24                .26             .21               .26
      .92                .27               2.95             .28              1.10
---------           --------           --------        --------          --------
     1.12                .51               3.21             .49              1.36
---------           --------           --------        --------          --------
     (.19)              (.24)              (.27)           (.20)             (.25)
     (.89)             (1.66)              (.78)           (.49)             (.20)
---------           --------           --------        --------          --------
    (1.08)             (1.90)             (1.05)           (.69)             (.45)
---------           --------           --------        --------          --------
$   12.61           $  12.57           $  13.96        $  11.80          $  12.00
=========           ========           ========        ========          ========

     9.44%              4.28%             28.24%           4.05%            12.79%
$ 445,946           $533,354           $625,715        $420,465          $392,291
$ 490,071           $578,432           $431,425        $437,792          $409,419
     1.92%              1.94%              1.92%           1.95%             1.97%
      .92%               .94%               .92%            .95%              .97%
     1.60%              1.76%              2.09%           1.78%             2.34%


See Notes to Financial Statements

     Prudential Balanced Fund
          Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                ------------------
                                                                 Six Months Ended
                                                                 January 31, 2000
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  12.61
                                                                  --------------
Income from investment operations
Net investment income                                                      .12
Net realized and unrealized gain on investment transactions                .18
                                                                  --------------
 Total from investment operations                                          .30
                                                                  --------------
Less distributions
Dividends from net investment income                                      (.11)
Distributions from net realized gains on investment and
 foreign currency transactions                                            (.85)
                                                                  --------------
 Total distributions                                                      (.96)
                                                                  --------------
Net asset value, end of period                                        $  11.95
                                                                  --------------
TOTAL RETURN(b):                                                          2.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 10,295
Average net assets (000)                                              $  9,987
Ratios to average net assets:
 Expenses, including distribution fees                                    1.94%(c)
 Expenses, excluding distribution fees                                     .94%(c)
 Net investment income                                                    1.92%(c)

------------------------------
(a) Commencement of offering of Class C shares.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.

                                               See Notes to Financial Statements

     Prudential Balanced Fund
          Financial Highlights (Unaudited) Cont'd.

                                          Class C
------------------------------------------------------------------------------------------
                         Year Ended July 31,                        August 1, 1994(a)
------------------------------------------------------------------       through
       1999            1998          1997           1996             July 31, 1995
------------------------------------------------------------------------------------------

    $  12.57        $  13.96        $  11.80      $   12.00            $     11.12
    --------        --------        --------      ---------            -----------
         .20             .24             .26            .21                    .21
         .92             .27            2.95            .28                   1.12
    --------        --------        --------      ---------            -----------
        1.12             .51            3.21            .49                   1.33
    --------        --------        --------      ---------            -----------
        (.19)           (.24)           (.27)          (.20)                  (.25)

        (.89)          (1.66)           (.78)          (.49)                  (.20)
    --------        --------        --------      ---------            -----------
       (1.08)          (1.90)          (1.05)          (.69)                  (.45)
    --------        --------        --------      ---------            -----------
    $  12.61        $  12.57        $  13.96      $   11.80            $     12.00
    --------        --------        --------      ---------            -----------
        9.44%           4.28%          28.24%          4.05%                 12.49%
    $  9,939        $  9,201        $  7,023      $   3,525            $     3,046
    $  9,535        $  8,175        $  4,790      $   2,444            $       920
        1.92%           1.94%           1.92%          1.95%                  2.04%(c)
         .92%            .94%            .92%           .95%                  1.04%(c)
        1.60%           1.76%           2.09%          1.78%                  2.20%(c)


See Notes to Financial Statements

     Prudential Balanced Fund
          Financial Highlights (Unaudited) Cont'd.

                                                                        Class Z
                                                                  ------------------
                                                                   Six Months Ended
                                                                   January 31, 2000
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  12.67
                                                                  --------------
Income from investment operations
Net investment income                                                      .18
Net realized and unrealized gain (loss) on investment
transactions                                                               .18
                                                                  --------------
 Total from investment operations                                          .36
                                                                  --------------
Less distributions
Dividends from net investment income                                      (.17)
Distributions from net realized gains on investment and
foreign currency transactions                                             (.85)
                                                                  --------------
 Total distributions                                                     (1.02)
                                                                  --------------
Net asset value, end of period                                        $  12.01
                                                                  --------------
TOTAL RETURN(b):                                                          2.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $121,862
Average net assets (000)                                              $120,568
Ratios to average net assets:
 Expenses, including distribution fees                                     .94%(c)
 Expenses, excluding distribution fees                                     .94%(c)
 Net investment income                                                     2.9%(c)

------------------------------
(a) Commencement of offering of Class Z shares.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.

                                               See Notes to Financial Statements

     Prudential Balanced Fund
          Financial Highlights (Unaudited) Cont'd.

                                          Class Z
---------------------------------------------------------------------------------------------------
                         Year Ended July 31,                                    March 1, 1996(a)
-----------------------------------------------------------------------             through
     1999                     1998                     1997                      July 31, 1996
---------------------------------------------------------------------------------------------------
    $  12.64                $  14.01                $  11.85                    $    12.16
------------                --------                --------                    ----------
         .33                     .37                     .46                           .13
         .91                     .29                    2.87                          (.28)
------------                --------                --------                    ----------
        1.24                     .66                    3.33                          (.15)
------------                --------                --------                    ----------
        (.32)                   (.37)                   (.39)                         (.16)

        (.89)                  (1.66)                   (.78)                           --
------------                --------                --------                    ----------
       (1.21)                  (2.03)                  (1.17)                         (.16)
------------                --------                --------                    ----------
    $  12.67                $  12.64                $  14.01                    $    11.85
------------                --------                --------                    ----------
       10.63%                   5.37%                  29.39%                        (1.24)%
    $122,129                $131,671                $129,459                    $    4,015
    $121,398                $128,358                $ 99,391                    $    4,217
         .92%                    .94%                    .92%                          .95%(c)
         .92%                    .94%                    .92%                          .95%(c)
        2.60%                   2.76%                   3.12%                         2.72%(c)

See Notes to Financial Statements

Prudential Balanced Fund

Getting the Most From Your Prudential Mutual Fund

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
  Prudential Small-Cap Index Fund
  Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
  Small Capitalization Growth Fund
  Small Capitalization Value Fund

Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

GLOBAL FUNDS
Global Stock Funds
Prudential Developing Markets Fund
  Prudential Developing Markets Equity Fund
  Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
  Prudential Europe Index Fund
  Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Global Utility Fund, Inc.
Target Funds
  International Equity Fund

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

               www.prudential.com (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
  Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
Target Funds
  Total Return Bond Fund

Tax-Exempt Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  Massachusetts Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series

COMMAND Funds
COMMAND Money Fund
COMMAND Government Fund
COMMAND Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
             www.prudential.com (800) 225-1852

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
William V. Healey, Assistant Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower

Prudential Balanced Fund

Getting the Most From Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH IT?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

KEEPING UP WITH THE JONESES
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential Balanced Fund

Getting the Most From Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                                               www.prudential.com (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

321 North Clark Street
Chicago, IL 60610-4795


Fund Symbols        NASDAQ       CUSIP
        Class A     PFCAX      74431M105
        Class B     PRFCX      74431M204
        Class C      --        74431M303
        Class Z     PFCZX      74431M402

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of January 31, 2000, were not audited and, accordingly, no opinion is expressed on them.

                                      81